     IDEX Mutual FundS
     www.idexfunds.com


                                                                       [GRAPHIC]



                                                              Semi-Annual Report
                                                                  April 30, 2001

IDEX Mutual Funds

Table of Contents

Fund Managers' Commentary,                             Commentary/                     Schedule
Fund Performance, Statistics and                       Performance/                      of
Schedule of Investments                                Statistics                    Investments
-----------------------                                ----------                    -----------
|_| Preface to the Schedule of Investments ..............................................64
|_| IDEX AEGON Income Plus ..................................2...........................66
|_| IDEX Alger Aggressive Growth ............................4...........................67
|_| IDEX American Century Income & Growth ...................6...........................68
|_| IDEX American Century International .....................8...........................71
|_| IDEX Dean Asset Allocation .............................10...........................73
|_| IDEX Federated Tax Exempt ..............................12...........................75
|_| IDEX Gabelli Global Growth .............................14...........................77
|_| IDEX GE International Equity ...........................16...........................79
|_| IDEX GE U.S. Equity ....................................18...........................81
|_| IDEX Goldman Sachs Growth ..............................20...........................83
|_| IDEX Great Companies - America/SM/ .....................22...........................85
|_| IDEX Great Companies - Global/2/ .......................24...........................86
|_| IDEX Great Companies - Technology/SM/ ..................26...........................87
|_| IDEX Isabelle Small Cap Value ..........................28...........................88
|_| IDEX Janus Balanced ....................................30...........................89
|_| IDEX Janus Capital Appreciation ........................32...........................92
|_| IDEX Janus Flexible Income .............................34...........................93
|_| IDEX Janus Global ......................................36...........................95
|_| IDEX Janus Growth ......................................38...........................97
|_| IDEX Janus Growth & Income .............................40...........................98
|_| IDEX Jennison Equity Opportunity .......................42..........................100
|_| IDEX LKCM Strategic Total Return .......................44..........................102
|_| IDEX Munder Net50 ......................................46..........................104
|_| IDEX NWQ Value Equity ..................................48..........................105
|_| IDEX Pilgrim Baxter Mid Cap Growth .....................50..........................107
|_| IDEX Pilgrim Baxter Technology .........................52..........................108
|_| IDEX Salomon All Cap ...................................54..........................109
|_| IDEX T. Rowe Price Dividend Growth .....................56..........................111
|_| IDEX T. Rowe Price Small Cap ...........................58..........................113
|_| IDEX Transamerica Equity ...............................60..........................117
|_| IDEX Transamerica Small Company ........................62..........................118

Financial Statements
|_| Preface to the Financial Statements ................................................120
|_| Statements of Assets and Liabilities ...............................................122
|_| Statements of Operations ...........................................................130
|_| Statements of Changes in Net Assets ................................................138
|_| Financial Highlights ...............................................................148

Notes to Financial Statements ..........................................................170

Results of Shareholder Proxy Voting ....................................................184

To Contact Us ..........................................................................185

                                    [PHOTO]
                                 John R. Kenney
                           Chairman of the Board and
                            Chief Executive Officer

                                    [PHOTO]
                                Patrick S. Baird
                                    President

Fellow Shareholders,

Interesting times.

Supposedly, the "interesting" in the old proverb "May you live in interesting times" means dangerous or turbulent. That's why the expression is often considered to be something of a curse. The point of the phrase, however, is not intended to be harmful--it is meant to be ironic. On a very basic level, just think how difficult and frustrating it is now to choose among a myriad of mutual funds. I suspect we've all longed occasionally the last few years for simpler, less "interesting" times.

Truth is, though, we are in the midst of ferociously interesting times, not the least of which the last six months. Indeed, inside the period the markets plunged to depths only the most pessimistic of market watchers could have expected, only to come roaring back at the close. In fact, since the major indexes hit their 52-week lows in early spring, the Dow Jones Industrial Average has jumped more than 1400 points, or 15%, finally edging into positive territory for the year. And the NASDAQ has done even better, climbing some 500 points, or 31%. Maybe the hardest part about living in interesting times is simply living through interesting times.

Let's face it, the last few years have simply been phenomenal. The American economy has been, and still is, experiencing a once-in-a-century acceleration of innovation that has propelled output, corporate profits, and stock prices at a pace not before seen. And, as we all know now, that boom inevitably lead to the full-blown speculative bubble of 1999. And, as we all know now, the post-bubble correction of 2000/2001 has not been fun.

That "righting process" has been challenging, even to the portfolio managers of the IDEX Mutual Funds. We urge you to examine their individual comments contained in this Report. Understanding how these experts dealt with this complex market can only make it easier for you to stick to your own investment strategy. We encourage you, too, to sit down with your financial advisor and revisit your plans for diversification and asset allocation. Know that he or she is an important ally in your long-term financial success.

For our part, we've stayed true to our promise of delivering well-managed products. You'll see in this Report four new names: IDEX American Century International, IDEX American Century Income & Growth, IDEX Munder Net50, and IDEX Isabelle Small Cap Value. All together, the level of investment talent represented in the IDEX Mutual Funds has never been more imposing.

That investment strength will be crucial as we cope with a radically different world than the one visible a year ago. The months ahead will doubtlessly present huge challenges, from managing the economy to integrating technology to valuing stocks. In the short run, much of which will be dangerous and turbulent, a great deal will turn on our optimism and resilience. In the long run, though, if we keep sight of the market's inevitable potential for long-term gain, we will flourish. That's the ultimate reward for living in interesting times.

Throughout it all, we'll be there to deliver you solid investment products and superior investment service. Though your task of financial planning right now is formidable, so too is your potential for reward. We appreciate the opportunity to help you with both.

Sincerely yours,

/s/ JOHN R. KENNEY

April 30, 2001

IDEX AEGON Income Plus

Credit Quality of Bonds (% of Net Assets)
--------------------------------------------------------------------------------
   AAA                            -
   AA                             -
   A                          14.1%
   BBB                        28.2%
   BB                         12.1%
   B                          23.2%
   All C's                        -
   D                              -
   NA                          2.5%
   Not Rated                   6.6%

Objective/Focus

High current income while avoiding excessive risk by investing primarily in fixed-income.

Investment Focus

[GRAPHIC]

[GRAPHIC) Market Environment

The economy hit an air pocket this period as the extended tightening phase by the Federal Reserve Board ("Fed"), along with higher energy prices and a lower stock market caught up with the real economy. At the same time, capital spending on equipment and software, a strong driver of the U.S. economy in 1998 and 1999, fell to a 5% annualized rate.

Sensing the slowing economy, the Fed eased from its tightening bias in December, signaling a significant change for the macroeconomic environment. Subsequent easings across the first quarter of calendar 2001 changed the shape of the Treasury curve dramatically. Instead of an inverted curve, which existed throughout fiscal 2000, the shape became very steep by the end of April. Historically, this kind of environment has been extremely beneficial to credit spreads of lower rated and high yield corporate bonds.

Economic reports coupled with declining market values have weighed heavily on consumer and business confidence. Corporate profits have fallen dramatically causing numerous companies to reign in expected future business spending. Though the consumer continues to keep the economy moving, their position remains precarious. We would caution investors not to shorten their time horizons during a period of unsettling news. Historically, it is during times like these that values within the financial markets are at their best. The Fed is doing the correct thing, we think, in re-liquefying the system to attempt averting further economic weakness.

[GRAPHIC] Performance

For the six months ended April 30, 2001, IDEX AEGON Income Plus outperformed its benchmark, the Merrill Lynch High Yield Master Index. Please refer to the Performance Table for additional information.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   BankBoston Capital Trust Corp.12-15-2026      3.5%
   Ralston Purina Company 10-15-2009             3.4%
   PDVSA Finance, Ltd. 2-15-2004                 3.4%
   Chase Capital Corp. 3-1-2027                  3.3%
   Arvin Industries, Inc. 3-15-2008              2.9%

[GRAPHIC] Strategy Review

The fund's bullish tactical positioning paid-off handsomely during the period. While yields at the longer end of the curve may move lower in response to potential weaker economic reports, the majority of the duration move for this cycle appears to be completed. As a result, our outlook on duration has changed from bullish to neutral. Credit spreads appear to have reached their peak early in the

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Financial - Diversified             9.0%
   Other Industrial Services           8.3%
   Utilities - Electric                8.2%
   Banks                               6.2%
   Food - Other                        6.2%

period, and the fund has positioned itself to take advantage of a better-perceived backdrop for credit.

Given our renewed enthusiasm for credit, we have begun to aggressively increase our weighting of high yield within the fund. If the economy does not have a soft landing, high-yield bonds may suffer. We believe, however, that given the compelling level of spreads on a historical basis, that the worst may in fact have already been witnessed. The duration of the fund is slightly shorter than our blended index, a stance we took in February given our belief that credit was much more attractive than duration.

[GRAPHIC] Outlook

The outlook, we think, is extremely favorable for IDEX AEGON Income Plus. Spreads on high-yield and corporate bonds are very wide by historical standards and we think the macroeconomic backdrop will be very favorable to credit. Given the current Fed tightening bias, though, we'll likely emphasize issues that are of higher quality in order to minimize risk. As the soft landing attempts to reaccelerate, we are confident the Fed will continue to provide the needed liquidity to impact the real economy. With that, the compelling values developing within the credit markets can ultimately be recognized.



/s/ David R. Halfpap
David R. Halfpap



/s/ Bradley J. Beman
Bradley J. Beman



/s/ Craig M. Enright
Craig M. Enright
Co-Fund Managers
AEGON USA Investment Management, Inc.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000

10-year period of 4/30/91 through 4/30/01
Investment less sales charges - $9,525

                                    [GRAPH]


MLHYM/(1)/ $25,500
Class A $21,490

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                            From      Inception
                  6 months   1 year     5 year   10 year  Inception      Date
--------------------------------------------------------------------------------
Class A (NAV)       6.05%     9.81%      6.71%     8.47%    9.22%      6/14/85
Class A (POP)       1.01%     4.60%      5.68%     7.94%    8.89%      6/14/85
MLHYM/1/            3.98%     2.97%      5.62%     9.61%    9.97%      6/14/85
Class B (NAV)       5.75%     9.14%      6.02%         -    5.77%      10/1/95
Class B (POP)       0.75%     4.14%      6.02%         -    5.63%      10/1/95
Class C (NAV)       5.75%     9.14%          -         -    5.69%      11/1/99
Class M (NAV)       5.79%     9.24%      6.14%         -    5.64%      10/1/93
Class M (POP)       3.74%     7.15%      5.93%         -    5.50%      10/1/93
--------------------------------------------------------------------------------

Notes
/1/ The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                                       4/30/01         10/31/00

Basic Materials                                            2.2              2.3
Consumer Cyclical                                         10.1             12.9
Consumer Non-Cyclical                                      9.9             10.1
Energy                                                     3.5              4.2
Financial                                                 27.2             31.4
Industrial                                                16.0             16.6
Technology                                                 9.6              9.8
Utilities                                                 10.1              6.7
Long-term Gov't                                            1.1              1.1
Short-term                                                 8.4              3.0

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Investment Grade or Junk?

Investment grade securities are those with credit ratings of BBB/Baa or above as determined by Standard & Poor's and Moody's, respectively. Securities rated below this level are what the industry refers to as speculative or "junk bonds".

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Alger Aggressive Growth

Objective/Focus

Long-term capital appreciation through investments in domestic equities of developing companies or companies with promising growth potential.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

The period was an extraordinarily difficult one for equity markets. A series of earnings disappointments at the start furthered the collapse of many technology stocks and reinforced the growing belief that the economy had slowed dramatically. Furthermore, throughout most of November the price of oil continued to rise and the euro continued to drop. Clearly the most significant event during November, however, was the presidential election and its remarkable outcome. Predictably, the market responded poorly to the turmoil, and most market indices dropped steadily throughout November, with growth stocks taking the most severe beating.

Not until January 2001 did the equity markets embrace any positive news. Early in the month, the Federal Reserve Board ("Fed") slashed interest rates by 50 basis points in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a $1.6 trillion tax cut, also aimed at the slowing economy. The Fed then proceeded to cut interest rates an additional 50 basis points on January 31st after its regular meeting. Most stocks acted positively to these events and moved upwards during January, with the NASDAQ leading the rally.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Citigroup, Inc.                         4.5%
   General Electric Company                3.9%
   eBay, Inc.                              3.9%
   American International Group, Inc.      3.8%
   Nokia Corp. OY ADR                      3.8%

Unfortunately, February and March proved to be a disaster for equity markets. An ongoing series of earnings disappointments and weak economic reports created renewed pessimism among investors, causing share prices to collapse to new lows. During March, the NASDAQ broke through the 2,000 level and the Dow Jones broke through the 10,000 level, with both benchmarks on their way to two-year lows. While technology stocks and growth stocks did lead the market downward, the eventual breakdown of non-technology stocks and value stocks provided evidence of a full-fledged market capitulation. When the Fed cut interest rates by another 50 basis points in March, the third such cut in a three-month time span, the market failed to respond in a positive fashion.

The month of April began with some investors in a panic, and other investors anticipating a rapidly approaching market bottom. On April 4th, the NASDAQ bottomed at 1,620 and then proceeded to bounce strongly off this low over the following two weeks. Shortly thereafter, the Fed surprised investors yet again with another intra-meeting 50 basis point rate cut. The move proved to be a strong stimulus for the already recovering market. Equity indices

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Retailers - Specialty              9.0%
   Financial - Diversified            7.6%
   Pharmaceuticals                    7.2%
   Securities Brokers                 6.3%
   Industrial - Diversified           6.0%

finished the six-month period strongly, with the NASDAQ closing at 2,116; an increase of more than 30% from its April 4th low.

[GRAPHIC] Performance

For the six months ended April 30, 2001, IDEX Alger Aggressive Growth underperformed its benchmark, the S&P 500. Please refer to the Performance Table for additional information.

[GRAPHIC] Strategy Review

An overweighting in weak technology stocks early in the period negatively impacted returns. At period end, the fund held 46 stocks and had a cash position of 8.3%. Diversified financials, pharmaceuticals, and specialty retailers represented the top three industries. The fund is well diversified, as evidenced by top holdings Citigroup, General Electric, eBay, Inc., American International Group, and Nokia Corp.

[GRAPHIC] Outlook

We think the bottom of the market was reached in late March/early April; while the lows may be retested, a bottom is forming. At the same time, we believe the economy will start to show significant improvement in the third and fourth quarters. If so, corporate profits for many industries will improve in the second half, although technology profits may not improve dramatically until next year. The aggressiveness of the Fed is terribly important in turning the market around and sending it on an upward trajectory. Also important is the tax cut, which is developing favorably. All together, we believe the Dow will end the year at a higher level than it began 2000, and while the NASDAQ may not see 5,000 for several years, it will rise considerably from its low set in April.



/s/ David D. Alger
David D. Alger



/s/ Seilai Khoo
Seilai Khoo
Co-Fund Managers
Fred Alger Management, Inc.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 12/2/94 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]


This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

S&P 500/(1)/ $30,765
Class A $30,447

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                         From         Inception
                    6 months       1 year      5 year   Inception       Date
--------------------------------------------------------------------------------
Class A (NAV)       (22.75)%     (35.59)%      13.49%    20.02%       12/2/94
Class A (POP)       (27.00)%     (39.13)%      12.21%    18.97%       12/2/94
S&P 500/1/          (12.06)%     (12.96)%      15.56%    19.14%       12/2/94
Class B (NAV)       (23.10)%     (36.19)%      12.97%    10.85%       10/1/95
Class B (POP)       (26.95)%     (39.38)%      12.97%    10.75%       10/1/95
Class C (NAV)       (23.10)%     (36.19)%           -   (13.79)%      11/1/99
Class M (NAV)       (23.05)%     (36.09)%      13.05%    19.58%       12/2/94
Class M (POP)       (24.58)%     (37.37)%      12.83%    19.39%       12/2/94
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                         4/30/01       10/31/00
Consumer Cyclical                                           21.3            8.6
Consumer Non-Cyclical                                       15.8           10.3
Energy                                                       2.2            1.2
Financial                                                   20.4           10.9
Independent                                                  2.1
Industrial                                                   8.1            2.9
Technology                                                  20.1           46.9
Utilities                                                    1.7            1.5
Short-term                                                   8.3           17.0

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Average Annual Total Return

A hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX American Century Income & Growth

Objective/Focus

Dividend growth, current income and capital appreciation by investing in common stocks.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

IDEX American Century Income & Growth commenced operations April 2, 2001. Fortunately enough, U.S. stocks bounced back in April 2001, posting their best monthly performance in nearly a decade after a horrid first quarter. Springtime brought renewed optimism to the stock market. Despite continued profit warnings from a number of companies, investors expressed hope that the worst was over for both the economy and the stock market. The Federal Reserve provided a boost to investor confidence, cutting interest rates for the fourth time in 2001.

Very few industries produced negative returns in April 2001, but those that did tended to be defensive consumer stocks, such as home products makers and grocery stores. In a change from recent months, technology stocks led the market's resurgence; the tech-saturated NASDAQ Composite Index soared by 15% for the month. Growth stocks outperformed value stocks, although both posted very solid returns.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   General Electric Company          3.2%
   Citigroup, Inc.                   3.1%
   Pfizer, Inc.                      2.6%
   Exxon Mobil Corp.                 2.3%
   Microsoft Corp.                   2.3%

[GRAPHIC] Performance

For the one month ended April 30, 2001, IDEX American Century Income & Growth outperformed its benchmark, the S&P 500. Please refer to the Performance Table for detailed information.

[GRAPHIC] Strategy Review

The fund's strong relative performance versus the S&P 500 is somewhat surprising given its tilt toward value and its modest underweight in technology stocks. However, favorable stock selection in several areas--including technology--and some mid-cap stock holdings (which outperformed large-caps in general) helped the fund come out ahead of the index.

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Financial - Diversified        8.9%
   Pharmaceuticals                8.4%
   Oil Companies - Major          8.0%
   Communications                 6.7%
   Industrial - Diversified       5.4%

Along with technology shares, energy stocks were the best performers in the fund, benefiting from strong demand and rising oil prices. In addition, stock selection among energy companies was the biggest contributor to the fund's outperformance. Financial stocks also fared well, especially mortgage lenders and brokerage firms.

[GRAPHIC] Outlook

IDEX American Century Income & Growth's management team will continue to use quantitative models along with active management and risk controls to select stocks. This structured, disciplined investment approach for stock selection and portfolio construction incorporates both growth and value measures (with a value tilt) to seek consistent long-term performance.



/s/ John C. Schniedwind
John C. Schniedwind



/s/ Kurt C. Borgwardt
Kurt C. Borgwardt
Co-Fund Managers
American Century Investment
Management, Inc.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 4/2/01 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]


S&P 500/(1)/ $10,776
Class A $10,548

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.


Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                            From          Inception
                                          Inception         Date
--------------------------------------------------------------------------------
Class A (NAV)                              11.60%          4/2/01
Class A (POP)                               5.46%          4/2/01
S&P 500/1/                                  7.76%          4/2/01
Class B (NAV)                              11.55%          4/2/01
Class B (POP)                               6.55%          4/2/01
Class C (NAV)                              11.55%          4/2/01
Class M (NAV)                              11.56%          4/2/01
Class M (POP)                               9.45%          4/2/01
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc.
     2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investments by Sector as a Percentage of Net Assets

                                                                        4/30/01

                                    [GRAPH]

Basic Materials                                                             1.8
Consumer Cyclical                                                          10.7
Consumer Non-Cyclical                                                      14.3
Energy                                                                      9.3
Financial                                                                  19.1
Independent                                                                 1.0
Industrial                                                                  7.5
Technology                                                                 21.2
Utilities                                                                   5.8
Short-term                                                                  6.9


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Portfolio Optimization

Building a portfolio in such a way that return is maximized for a given risk level, or risk is minimized for a given expected return level.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX American Century International

Objective/Focus

Growth of capital through investments in stocks of growing foreign companies.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

IDEX American Century International commenced operations April 2, 2001. International stocks bounced back in April 2001, with the MSCI-EAFE index posting its largest monthly gain of the year. The Federal Reserve provided a boost to investor confidence worldwide by cutting interest rates in April for the fourth time in 2001. The rate cut--along with a sense that the worst may be over for stock markets and economies--restored a sense of optimism among investors who fueled advances in many major markets.

[GRAPHIC] Performance

For the one month ended April 30, 2001, IDEX American Century International underperformed its benchmark, the Morgan Stanley Capital International EAFE Index. Please refer to the Performance Table for additional information.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Aventis SA                        2.4%
   NTT Docomo, Inc.                  2.4%
   Novo Nordisk A/S                  2.4%
   Koninklijke Ahold NV              2.2%
   ING Groep NV                      2.1%

[GRAPHIC] Strategy Review

All but one of the fund's sectors advanced in April, with investments in every industry but two positively contributing to performance. Healthcare was the only laggard, with investors taking profits mainly from drug makers and rotating into technology and other potentially faster-growing sectors. On a geographical basis, Japan, South Korea, and Hong Kong were the fund's top contributors, while France, Finland, and the United Kingdom were the biggest detractors.

The financial sector, the fund's largest stake, was one of the top performers in April as falling interest rates and rising valuations in the markets calmed jittery investors. All five industries in the sector advanced, with bank holdings and financial services firms topping the list. The sector slightly underperformed the index due to its underweight position, but still beat the benchmark in three of five industries--life and health insurance, securities and asset management, and banks.

Technology rallied across the month on interest rate cuts and sentiment among investors that the sector's worst times may be over. IDEX American Century

Top Five Countries (% of Net Assets)
--------------------------------------------------------------------------------
   United States                     23.9%
   United Kingdom                    17.7%
   Japan                             14.5%
   France                            11.7%
   Netherlands                        8.3%

International's technology holdings were among its top contributors on an absolute basis and matched the index, even though we underweighted the benchmark in that sector. Makers of electrical equipment, semiconductors and software all advanced on signs of increasing demand for their products.

Our commercial services holdings topped the list in performance relative to the index--the fund is overweighted and outperformed--and was the top sector on an absolute basis. Its strength was tied to technology's rebound, with companies that design, manufacture, and sell electronic components among the top performers.

The healthcare sector's retreat stems mostly from profit-taking and investors rotating money out of companies that are generally perceived to have reliable earnings and stable growth, although they may grow slowly. As the investing climate improved during the month, the money in health care flowed to financial and technology-related companies, the likely beneficiaries of lower interest rates and advancing markets. The fund's overweight position in healthcare contributed most to its underperformance relative to the index.

[GRAPHIC] Outlook

IDEX American Century International's management team will continue to rigorously follow its highly disciplined and repeatable process of identifying and owning businesses demonstrating strong, sustainable growth.



/s/ Henrik Strabo
Henrik Strabo



/s/ Mark S. Kopinski
Mark S. Kopinski
Co-Fund Managers
American Century Investment
Management, Inc.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 4/2/01 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]


This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

MSCI-EAFE/(1)/ $10,701
Class A $9,779

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                        From                 Inception
                                      Inception                Date
--------------------------------------------------------------------------------
Class A (NAV)                            3.46%                4/2/01
Class A (POP)                           (2.23)%               4/2/01
MSCI-EAFE/1/                             7.01%                4/2/01
Class B (NAV)                            3.41%                4/2/01
Class B (POP)                           (1.59)%               4/2/01
Class C (NAV)                            3.41%                4/2/01
Class M (NAV)                            3.42%                4/2/01
Class M (POP)                            1.39%                4/2/01
--------------------------------------------------------------------------------

Notes
/1/ The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's
     Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 -
     http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

Periods less than 1 year represent total return and are not annualized.

Investments by Region as a Percentage of Net Assets

                                     [GRAPH]


                                                                        4/30/01
Asia/ Pacific Rim                                                          16.4
Australia                                                                   1.1
Europe                                                                     61.8
Latin America                                                               0.3
Middle East/ Africa                                                         0.5
North America                                                               7.2
Short-term                                                                 19.3

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Hedge

An investment made in order to reduce the risk of adverse movements in a security or currency by taking an offsetting position in a related security or currency.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Dean Asset Allocation

Credit Quality of Bonds (% of Net Assets)
--------------------------------------------------------------------------------
   AAA                            -
   AA                          0.6%
   A                           9.0%
   BBB                         9.7%
   BB                          2.8%
   B                              -
   All C's                        -
   NA                             -
   Not Rated                      -

Objective/Focus

Preservation of capital and competitive investment returns by enhancing value during strong markets through increased weighting in stocks and preserve capital during weak/volatile markets primarily through increased weighting in U.S. Treasuries.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

To put it mildly, the market environment for the period was stormy. Falling prices in the S&P 500 rained on investors almost daily, while the Russell 1000, a broader measure of stocks, declined an equally thundering amount. The real tempest, however, landed squarely on the NASDAQ market, which registered a whopping decline of -37.20%. In contrast, the "value" end of the investment spectrum, although covered by overcast skies, held up reasonably well with the Russell 1000 Value declining fractionally. Likewise, the fixed-income markets avoided the storm altogether, actually registering a positive return, made possible by the sunshine sewn by the Federal Reserve.

[GRAPHIC] Performance

We're pleased that IDEX Dean Asset Allocation provided a positive return for the six months ended April 30, 2001. The fund's performance compared very favorably to its benchmarks, the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S. Government/Credit Index. Please refer to the Performance Table for additional information. Although our relatively good performance is gratifying, I believe the greater accomplishment rests with the fact that the fund maintained its discipline and fulfilled its primary objective of "preservation of capital".

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   FleetBoston Financial Corp.           6.7%
   Philip Morris Companies, Inc.         3.4%
   Lincoln National Corp.                3.1%
   Bank of America 1-15-2011             3.1%
   PHH Corp. 11-9-2001                   3.0%

[GRAPHIC] Strategy Review

The premise by which the fund is guided is higher during this time of unusual downside market volatility. That premise is actually three dimensional: 1) to hedge equity risk by allocating a portion of the assets to short-to-intermediate fixed income, 2) to concentrate stock selection on companies with solid financials, consistent operations, strong management, and meaningful market share, and 3) to provide ongoing income from the equity portion of the fund in order to offset short-term price fluctuations. This strategy cost us the upside of

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Financial - Diversified         17.5%
   Insurance                        7.4%
   Communications                   6.9%
   Banks                            5.1%
   Utilities-Telephone              4.6%

1999, but has proven its worth in the downturns of 2000 and 2001.

The moderate growth environment we envision should be very constructive for value stocks. With this in mind, I have increased the fund's allocation in stock holdings to 63.4% of total assets. Further, I have committed 41.2% of the total portfolio to the financial services sector in order to ensure a meaningful impact on the fund if we're right in our economic outlook. The utility sector, too, represents a meaningful commitment. This, however, has more to do with bottom-up company fundamentals in names like Verizon, Sprint, and Worldcom, than any required rebound in capital spending. Lastly, we've taken positions in established technology companies that have declined in value. Names like Intel, Compaq, and Hewlett-Packard are not major positions, but they are beginning to receive more attention within the portfolio construction process. On the reverse side, big winners like Fannie Mae and Phillip Morris have been trimmed to lock in some hard fought gains.

[GRAPHIC] Outlook

Despite the turmoil, I am encouraged by the resilience of the market in a broad sense. The majority of stocks on the New York Stock Exchange are trading above their 200-day moving average, showing some signs of a "floor" from which to move up. Likewise, the Federal Reserve has cut interest rates by a full 2% in less than a five-month period of time. This, we think, will eventually lead the U. S. economy out of current doldrums. If the economy improves by later this year, or early next, the current bear market should be ready to hibernate. Whatever happens, you can be assured that our discipline, buying high quality at bargain prices and trimming successful winners, will be unaffected by the emotions brought on by "rainy days" like the market has just experienced.



/s/ John Riazzi
John Riazzi
Fund Manager
Dean Investment Associates

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 10/1/95 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]


Russell 1000/(1)/ $22,122
Class A $15,687
LBIGC/(1)/ $14,064

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                            From      Inception
                    6 months       1 year       5 year    Inception      Date
--------------------------------------------------------------------------------
Class A (NAV)         6.86%        15.89%        8.77%      9.50%      10/1/95
Class A (POP)         0.98%         9.52%        7.55%      8.40%      10/1/95
LBIGC/1/                6.44%        12.12%        7.02%      6.69%      10/1/95
Russell 1000/1/      (0.14)%        6.43%       15.26%     16.09%      10/1/95
Class B (NAV)         6.55%        15.19%        8.09%      8.82%      10/1/95
Class B (POP)         1.55%        10.19%        8.09%      8.70%      10/1/95
Class C (NAV)         6.55%        15.19%            -     11.70%      11/1/99
Class M (NAV)         6.60%        15.30%        8.20%      8.92%      10/1/95
Class M (POP)         4.53%        13.15%        7.98%      8.73%      10/1/95
--------------------------------------------------------------------------------

Notes

/1/ The Russell 1000 Value (Russell 1000) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                       4/30/01         10/31/00

Basic Materials                                            4.4              2.2
Consumer Cyclical                                          7.1              7.7
Consumer Non-Cyclical                                      2.0              4.5
Energy                                                     5.1              5.6
Financial                                                 41.2             44.4
Independent                                                3.4              4.5
Industrial                                                 1.6              1.9
Technology                                                12.4              9.4
Utilities                                                  8.3              6.4
Short-term                                                14.6             14.4


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


Asset Allocation Investing

Asset allocation investing is an approach that freely shifts money between many types of investments (stocks, bonds, etc.), attempting to maintain a consistent level of return.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001
                                       11

IDEX Federated Tax Exempt

Credit Quality of Bonds (% of Net Assets)
--------------------------------------------------------------------------------
   AAA                        47.3%
   AA                         17.9%
   A                           2.1%
   BBB                         4.0%
   BB                             -
   B                              -
   All C's                        -
   NA                             -
   Not Rated                  22.4%

Objective/Focus

Maximum interest income exempt from federal income tax while preserving capital by investing primarily in high quality municipal obligations.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

The most significant factors that affect the performance of the municipal bond market is the supply of municipal debt brought to market and the demand for municipal debt from retail and institutional buyers. The relative balance of supply and demand in the municipal bond market can have a substantial impact on price performance. As a result of a positive supply and demand situation throughout this period, the municipal bond market performed very well on an after tax basis relative to the taxable fixed-income markets. A combination of increased equity market volatility, a limited supply of municipal bonds, and bond friendly economic reports provided the municipal bond market with the raw material to post solid total return numbers over the six-month period.

Municipal bond market yields continued to follow the declining trend in general interest rates over the period. The Bond Buyer Municipal Index moved from a high of 5.80% on November 6, 2000 to a low for the reporting period of 5.24% on March 21, 2001. The general decline in interest rates occurred as a result of concern over decelerating real economic growth, increasing volatility in the stock market, and potential Federal Reserve Board policy changes. Cash flows in municipal bond funds throughout the industry improved to a positive position over the period as investors began an asset allocation shift into less risky asset classes.

[GRAPHIC] Performance

For the six months ended April 30, 2001, IDEX Federated Tax Exempt underperformed its benchmark, the Lehman Brother's Municipal Bond Index. Please refer to the Performance Table for detailed information.

[GRAPHIC] Strategy Review

We concentrated on purchasing bonds with positive convexity characteristics to take advantage of the slowing economic environment. This would include coupons in the 5.00% to 5.50% range with call protection of nine years or longer. We continued to limit new purchases to high-grade credits (A-rated or better) in anticipation of credit spread widening as real economic growth in the U.S. continues to slow. We made purchases in the following sectors: state and local general obligations, AAA-rated insured bonds, and high-quality (A-rated or better) industrial development and pollution control bonds. The fund's

Regional Concentration (% of Net Assets)
--------------------------------------------------------------------------------
   Northeast                         24.8%
   Midwest                           32.9%
   South                             14.7%
   West                              26.1%

underweighting in bonds subject to the alternative minimum tax (AMT) benefited performance as spreads widened due to the perceived potential tax impact on investors.

[GRAPHIC] Outlook

The technical market conditions are still in place for the municipal market to continue its streak of good performance relative to stocks and other fixed-income alternatives. Demand has been improving for municipal bonds as a result of investor concerns about the U.S. economy, the stock market, and the potential for state tax rates to increase as tax revenues decline in conjunction with slower economic growth. There are several events, however, that could have a potential impact on the municipal bond market. A tax bill that would include changes in marginal tax rates has a reasonable probability of being signed into law and would lessen the value of the tax exemption provided for municipal bond income. Also, additional refunding bond issuance could weigh heavy on the market as issuers take advantage of the low interest rate environment to retire outstanding debt.



/s/ J. Scott Albrecht
J. Scott Albrecht



/s/ Mary Jo Ochson
Mary Jo Ochson

Co-Fund Managers
Federated Investment Management Company

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
10-year period of 4/30/91 through 4/30/01
Investment less sales charges - $9,525

                                    [GRAPH]


LBMB/(1)/ $19,780
Class A $16,307

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                              From     Inception
                   6 months   1 year    5 year   10 year    Inception     Date
--------------------------------------------------------------------------------
Class A (NAV)       3.34%      9.09%     5.06%    5.53%      7.17%       4/1/85
Class A (POP)      (1.57)%     3.91%     4.05%    5.02%      6.85%       4/1/85
LBMB/1/             4.39%     10.37%     6.39%    7.06%      8.56%       4/1/85
Class B (NAV)       3.04%      8.42%     4.39%        -      4.22%      10/1/95
Class B (POP)      (1.96)%     3.42%     4.39%        -      4.08%      10/1/95
Class C (NAV)       3.04%      8.42%         -        -      7.21%      11/1/99
Class M (NAV)       3.22%      8.83%     4.79%        -      4.28%      10/1/93
Class M (POP)       1.19%      6.74%     4.58%        -      4.14%      10/1/93
--------------------------------------------------------------------------------

Notes
/1/ The Lehman Brothers Municipal Bond (LBMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
     Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                 Revenue Bonds
                                                       4/30/01         10/31/00
General Obligation Bonds                                  29.7             29.4
Education                                                  2.1              7.3
Gas                                                                         4.8
Hospital                                                   2.0              2.4
Tobacco                                                    2.1
Industrial                                                                  4.5
Transportation                                            13.8              4.3
Utilities                                                 20.2              5.0
Building Authority                                         2.1             16.5
Pollution Control                                          7.4             11.6
Airport                                                                     2.4
Mortgage                                                  14.3              9.7
Short-term Revenue Bonds                                   4.8              0.9


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund. 10/31/00 4/30/01

General Obligation vs. Revenue Bonds

Municipal bonds are backed by the full faith, credit and taxing power of the issuer (General Obligation) or are secured through the ability of the issuer to earn an income through a public project (Revenue).

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001
                                       13

IDEX Gabelli Global Growth

Objective/Focus

Appreciation of capital through investments in common stocks of companies involved in the global market place.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

A rapidly decelerating economy and weak corporate earnings have plagued the stock market since the fund's inception September 15, 2000. As we entered 2001, richly valued growth sectors, particularly technology, sustained most of the damage. In March, more reasonably priced sectors were dragged lower as equity investors headed for the exits. In April, investors returned, particularly after a surprise Federal Reserve Board ("Fed") rate cut, to recover much of what was lost in March.

A decade-long economic expansion led investors to believe that the business cycle had been tamed. Excesses have been clearly created globally, and despite the Fed's adept handling of monetary policy and technologically advanced inventory tracking systems, the excesses that did develop in the economy are now clearly illustrated through the stock market. Businesses that had expanded capacity and production to meet consistently strong demand were caught by surprise when rapidly rising oil prices, declining stock portfolios, and a disputed Presidential election caused demand to dry up virtually overnight. Inventories swelled and had to be priced to move. Corporate earnings fell short of expectations and a grossly overvalued stock market tumbled.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Finmeccanica SpA                       4.3%
   Cable & Wireless PLC                   3.2%
   Telephone and Data Systems, Inc.       2.8%
   Corning, Inc.                          2.7%
   Sonera OY                              2.6%

[GRAPHIC] Performance

The period has been difficult for all of us who have invested in equity markets. While the fund exceeded its benchmark, the Morgan Stanley Capital International World Free Index, for the six months ended April 30, 2001, we are not satisfied with negative returns. Our solace is that we are investing in excellent businesses with outstanding prospects for growth. Please see the Performance Table for detailed information.

[GRAPHIC] Strategy Review

Our strategy is to take advantage of the exceptional investment opportunities evolving around the world. We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid

Top Five Countries (% of Net Assets)
--------------------------------------------------------------------------------
   United States                 52.5%
   Japan                         12.0%
   United Kingdom                 8.6%
   Italy                          8.0%
   Finland                        4.1%

franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we seek a catalyst to unlock the underlying value of our investments. Right now, we are finding Japanese equities to be the most attractive, with North America second, and Europe as the most expensive.

Japan is cheap and there is plenty of room for improvement in corporate profitability. There are more grounds for guarded optimism that the rally could evolve into something more sustainable. That said, however, a secular investment case for Japanese equities can only materialize if we see a sustainable recovery in profitability.

Europe, meanwhile, should prove profitable over the longer term, as the European common market begins to force corporate restructurings and uncover shareholder value. Over the near term, however, we are still a bit concerned about excessive valuations and continued poor corporate governance. The relentless tug of war between shareholder value and management job preservation disguised as social policy may continue for some time. The transaction environment should help in this process, moving managements' focus to return on invested capital.

[GRAPHIC] Outlook

It took a series of six Federal Funds rate hikes to put the brakes on a runaway economy. The Fed has already cut rates three times in the first quarter and again in April, and it will probably continue easing to help the economy regain momentum. Fed rate cuts will eventually put the economy back on a growth path, albeit not as rapidly as Wall Street might like. While the stock market decline has been painful for everyone, much, if not all, of the excesses in the market have been eliminated, providing a much more solid foundation to build upon. We will proceed with caution, but we are quite bullish overall.



/s/ Marc J. Gabelli
Marc J. Gabelli
Fund Manager
Gabelli Asset Management Company

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 9/15/00 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]


This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

MSCIWF/(1)/ $8,797
Class A $8,779

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                  From         Inception
                                  6 months      Inception        Date
--------------------------------------------------------------------------------
Class A (NAV)                     (7.73)%        (7.17)%       9/15/00
Class A (POP)                    (12.81)%       (12.28)%       9/15/00
MSCIWF/1/                        (10.55)%       (16.70)%       9/15/00
Class B (NAV)                     (8.02)%        (7.53)%       9/15/00
Class B (POP)                    (12.61)%       (12.16)%       9/15/00
Class C (NAV)                     (8.02)%        (7.53)%       9/15/00
Class M (NAV)                     (7.97)%        (7.48)%       9/15/00
Class M (POP)                     (9.80)%        (9.32)%       9/15/00
--------------------------------------------------------------------------------

Notes
/1/ The Morgan Stanley Capital International World Free (MSCIWF) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

Securities of global entertainment and communications companies are strongly affected by worldwide scientific and technological developments and governmental policies, and therefore, are generally more volatile than securities of companies not dependent upon or associated with such issues.

Investments by Region as a Percentage of Net Assets

                                    [GRAPH]

                                                           4/30/01     10/31/00
Asia/Pacific Rim                                              14.5          4.1
Europe                                                        30.7          8.0
North America                                                 34.9         21.0
Latin America                                                  3.2
Short-term                                                    17.9         88.2

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Dividend Reinvestment Plan

An automatic reinvestment of dividends and/or capital gain distributions into a shareholder's account whereby additional shares are purchased.



                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX GE International Equity

Objective/Focus

Long-term growth of capital by investing primarily in the common stock and other equity securities of foreign issuers traded on overseas exchanges and foreign over-the-counter markets.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

The slump in technology stocks that characterized the markets during the summer of 2000 ultimately spread across all markets and sectors as the slowdown in the U.S. economy became more evident. Dramatic falls in short-cycle consumer driven goods were prompted by a combination of sharply higher oil prices and the startling reversal of fortunes in the same technology sector that had provided so much apparent wealth a few months earlier.

Across the period, markets fell sharply around the world--from Japan, which showed the worst performance as the magnitude of the task ahead of the authorities there came into sharp relief, to Europe, where prices fell in sympathy with the U.S. as an increasing number of globally significant companies saw visibility of future orders markedly deteriorate. Also contributing to poor global sentiment was the growing realization that some of the new technologies that were so important to the optimism of previous quarters were likely to be delayed.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   BAE SYSTEMS PLC               2.7%
   ING Groep NV                  2.5%
   Total SA                      2.4%
   Commercial Union PLC          2.2%
   Vodafone Group PLC            2.1%

[GRAPHIC] Performance

For the six-month period ended April 30, 2001, the fund outperformed its benchmark, the MSCI-EAFE Index. Please refer to the Performance Table for additional information.

[GRAPHIC] Strategy Review

The last six months have seen a continuation of the rotation from technology and telecommunications investments back into "old economy" sectors such as long-cycle capital goods, financials, and basic resources. Even though share prices of tech stocks fell sharply during the period, falling future growth estimates made them appear too expensive still.

Top Five Countries (% of Net Assets)
--------------------------------------------------------------------------------
   France                              16.7%
   United Kingdom                      14.9%
   Japan                               11.7%
   United States                        9.8%
   Germany                              9.1%

At the same time, poor sentiment pulled down prices of other, more fundamentally sound companies.

Falling interest rates in some parts of the world and impending tax and pension reform in Continental Europe have increased the attractiveness of banks and insurance companies. Long-cycle capital goods manufacturers have the ability to weather downturns in the short-term economic cycle and so have become increasingly important to the fund. Also, where valuations allowed, we added names in classic defensive sectors such as pharmaceuticals and foods.

[GRAPHIC] Outlook

The most notable feature of the last six months was the degree to which sentiment changed across all regions and all sectors. New advances in technology are, of course, a permanent feature of the 21st century world, but the investment approach that appraises the best companies there should be no different than that used for "old economy" stocks. Even the best-in-class companies in technology are being tested at all levels of their business model, and in our search for companies with share price valuations cheap relative to their long-term growth, we focus on the quality of their balance sheets. The ability to survive through periods of declining sales and compressed margins will be the ultimate test in determining which will be the best performing stocks in the months and years ahead.



/s/ Ralph R. Layman
Ralph R. Layman
Fund Manager
GE Asset Management Incorporated

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 2/1/97 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]



This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

MSCI-EAFE/(1)/ $12,677
Class A $11,859

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                          From       Inception
                              6 months     1 year        Inception      Date
--------------------------------------------------------------------------------
Class A (NAV)                  (5.63)%    (16.17)%         5.49%       2/1/97
Class A (POP)                 (10.82)%    (20.78)%         4.09%       2/1/97
MSCI-EAFE/1/                   (7.86)%    (16.05)%         6.14%       2/1/97
Class B (NAV)                  (5.82)%    (16.68)%         4.86%       2/1/97
Class B (POP)                 (10.53)%    (20.85)%         4.66%       2/1/97
Class C (NAV)                  (5.82)%    (16.68)%        (2.59)%     11/1/99
Class M (NAV)                  (5.79)%    (16.61)%         4.96%       2/1/97
Class M (POP)                  (7.67)%    (18.26)%         4.71%       2/1/97
--------------------------------------------------------------------------------

Notes
/1/ The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

 Investments by Region as a Percentage of Net Assets

                                    [GRAPH]


                                                  4/30/01      10/31/00
Asia/Pacific Rim                                     17.6          20.4
Australia                                             1.9           2.1
Europe                                               63.2          58.2
Latin America                                         4.5           4.6
Middle East                                           0.9           2.0
North America                                         2.1           5.5
Short Term                                            9.3           6.5

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Global vs. International

"Global" typically refers to worldwide investing; U.S. as well as non-U.S. investments. "International" indicates investments primarily of non-U.S. origin.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX GE U.S. Equity

Objective/Focus

Long-term growth of capital by investing principally in common stocks of U.S. companies, combining growth and value investment management styles.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

The period reflected a continuation of the woes experienced in 2000. Specifically, nearly every major index was down, with many experiencing double-digit declines. Despite four 50-basis-point interest rate cuts by the Federal Reserve, stock valuations continued to contract. There were numerous companies that announced disappointing earnings even as they were guiding future growth projections downward. At the same time, indications of a recessionary trend became visible as the economy experienced a deceleration in the GDP growth rate.

[GRAPHIC] Performance

For the six months ended April 30, 2001, IDEX GE U.S. Equity outperformed its benchmark, the S&P 500. Please refer to the Performance Table for further information.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Citigroup, Inc.                     3.9%
   Microsoft Corp.                     3.4%
   Exxon Mobil Corp.                   3.2%
   Merck & Company, Inc.               2.9%
   First Data Corp.                    2.7%

[GRAPHIC] Strategy Review

The fund's relative outperformance for the period can largely be attributable to the ongoing weakness in the technology sector. Specifically, the fund was better positioned for the downturn with a technology weighting of 22.5% compared to the benchmark's weighting of 22.9%. In addition, our technology holdings held up fairly well during the period as they declined 17.3% compared to the S&P 500's technology sector loss of 37.6%.

In addition to the strong relative contribution witnessed in the technology sector, assistance was provided by the capital goods, energy and transportation sectors. Notable performers included First Data Corp., Target,
Lowe's, Canadian Pacific, and Weyerhaeuser.

The largest detractor to the fund's relative performance was the consumer cyclical sector. Despite providing a 3.0% return, this sector was

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Financial - Diversified                 11.7%
   Pharmaceuticals                          9.8%
   Oil Companies - Major                    7.2%
   Communications                           5.8%
   Software                                 4.9%

a drag for us given our relative underweighting and the benchmark's superior 5.1% return. Also, we suffered poor sector performance in utilities and consumer stables, as they returned -10.4% and -5.4%, respectively. Specific holdings that hindered the fund's performance included Molex, Vodafone, Analog Devices, Motorola, and NTL, Inc.

[GRAPHIC] Outlook

We expect continued volatility in the market for the remainder of the year with sharp moves in both directions, but not much progress on the upside. In this environment, our style-neutral strategy should be beneficial as market leadership fluctuates rapidly. We are committed to investing in high-quality management teams that have the experience and resources to manage their businesses in times of moderating economic conditions.



/s/ Eugene K. Bolton

Eugene K. Bolton

Fund Manager
GE Asset Management Incorporated

IDEX Mutual Funds
Semi-Annual Report 2000

Growth of $10,000
Inception of 3/1/00 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]


This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Class A $9,642
S&P 500/(1)/ $9,265


Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                        From        Inception
                              6 months     1 year     Inception       Date
--------------------------------------------------------------------------------
Class A (NAV)                  (5.81)%     (4.13)%      1.71%        3/1/00
Class A (POP)                 (10.99)%     (9.40)%     (3.09)%       3/1/00
S&P 500/1/                    (12.06)%    (12.96)%     (6.31)%       3/1/00
Class B (NAV)                  (6.12)%     (4.64)%      1.08%        3/1/00
Class B (POP)                 (10.82)%     (9.41)%     (2.35)%       3/1/00
Class C (NAV)                  (6.12)%     (4.64)%      1.08%        3/1/00
Class M (NAV)                  (6.08)%     (4.56)%      1.17%        3/1/00
Class M (POP)                  (7.94)%     (6.46)%     (0.55)%       3/1/00
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                       4/30/01         10/31/00
Basic Materials                                            2.8              1.9
Consumer Cyclical                                         13.0             11.8
Consumer Non-Cyclical                                     16.0             15.0
Energy                                                    10.8              7.9
Financial                                                 23.4             24.4
Independent                                                0.3              0.2
Industrial                                                 6.4              6.4
Technology                                                22.5             27.5
Utilities                                                  3.1              1.6
Short-term                                                 2.2              3.1

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


Systematic Withdrawal Plan

With this option, funds are withdrawn from a shareholder's fund account and sent electronically to his/her bank on a pre-designated schedule.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Goldman Sachs Growth

Objective/Focus

Long-term growth of capital by investing principally in stocks with long-term capital appreciation and foreign equity securities.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

The U.S. equity markets experienced an overall downturn during the period. A slowing economy, as evidenced by a deceleration in the growth rate of GDP, and a series of high profile corporate earnings shortfalls took its toll on equities. While virtually all areas experienced swings in returns, nowhere was this more evident than in the technology sector. Within this area, it was the former "safe havens," or blue-chip technology stocks that produced some of the weakest results. Then, in April, the U.S. stock market registered its best month in 10 years, as stronger-than-expected first-quarter economic growth fueled hopes among the bulls that the yearlong stock decline may be at or near its end.

[GRAPHIC] Performance

For the six months ended April 30, 2001, IDEX Goldman Sachs Growth slightly underperformed its benchmark, the S&P 500. Please refer to the Performance Table for further information.

[GRAPHIC] Strategy Review

The fund's technology holdings declined during the period along with their peers. Despite owning the dominant brand franchises in the sector, our holdings still suffered, including EMC

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Standard & Poor's 500
     Depository Receipts                4.1%
   Microsoft Corp.                      4.0%
   General Electric Company             4.0%
   Pfizer, Inc.                         3.1%
   Exxon Mobil Corp.                    2.8%

Corp., Cisco Systems, and Oracle Corp. Fortunately, we benefited from our strategic underweighting in the tech sector relative to the benchmark, a position we maintain based on the belief that, over time, hard-product technology companies have difficulty sustaining high growth rates. Our strategy is to selectively own the dominant technology franchises, focusing on companies with recurring revenue streams and established leadership in their industry.

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Financial - Diversified            9.0%
   Pharmaceuticals                    8.9%
   Communications                     8.4%
   Broadcasting                       6.5%
   Software                           6.2%

Several of our holdings in the energy sector detracted from performance in recent months. Both Schlumberger, Ltd. and Enron Corp. experienced a downturn in their stock prices. Utility company AES Corp. was also down during the second half of the period as a result of the continued concern over the California power crisis.

However, the news wasn't all bad. Superior stock selection in the consumer discretionary sector boosted the fund's returns. Both Harrah's Entertainment and Cendant Corp. saw their stock prices soar during the last three months. We were also aided by the performance of Philip Morris and Wrigley. These consumer staples holdings benefited from the recent shift out of the media and technology space and into the food and tobacco industries.

[GRAPHIC] Outlook

The last three months were a difficult time to be invested in the U.S. equity markets and the short-term economic forecasts indicate that the next few quarters will continue to be challenging. While we are certain there is light at the end of the tunnel, as bottom-up stock pickers we believe we cannot predict what will happen in the short term. Over the long term, we remain bullish on the U.S. economy and feel that the stock market weakness provides an excellent opportunity to buy the stocks of companies we like at attractive prices. We continue to look for strong business franchises that meet our criteria for long-term growth, including dominant market share, recurring revenue streams, high return on capital, free cash flow, and excellent management teams.



/s/ Herbert E. Ehlers
Herbert E. Ehlers
Fund Manager
Goldman Sachs Asset Management

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 3/1/99 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]



This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Class A $10,382
S&P 500/(1)/ $10,382

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                       From       Inception
                           6 months       1 year     Inception       Date
--------------------------------------------------------------------------------
Class A (NAV)              (12.58)%      (12.13)%      4.45%        3/1/99
Class A (POP)              (17.38)%      (16.97)%      1.76%        3/1/99
S&P 500/1/                 (12.06)%      (12.96)%      1.62%        3/1/99
Class B (NAV)              (12.91)%      (12.76)%      3.75%        3/1/99
Class B (POP)              (17.26)%      (17.12)%      2.42%        3/1/99
Class C (NAV)              (12.91)%      (12.76)%     (3.10)%      11/1/99
Class M (NAV)              (12.86)%      (12.66)%      3.86%        3/1/99
Class M (POP)              (14.59)%      (14.40)%      3.38%        3/1/99
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                          4/30/01       10/31/00
Basic Materials                                               2.1            1.7
Consumer Cyclical                                            17.1           14.9
Consumer Non-Cyclical                                        16.2           16.7
Energy                                                        6.4            5.9
Financial                                                    20.6           19.0
Independent                                                   1.6            1.0
Industrial                                                    5.6            6.2
Technology                                                   25.2           28.5
Utilities                                                     2.1            1.7
Short-term                                                    3.0           25.2


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

CDSC

Contingent Deferred Sales Charge ("CDSC"), also known as a back-end load, is a fee charged at redemption of certain fund share classes. The charge declines to zero over a specified time, encouraging the buy and hold approach.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Great Companies - America(SM)

Objective/Focus

Long-term growth of capital by investing fund assets in common stocks of large, established, U.S. based companies.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

The past six months will be remembered as one of the worst periods in Wall Street history. Both the Dow Jones Industrial Average and the S&P 500 were hit hard (the S&P hit its lowest close in 29 months). Approximately $5.3 trillion in market wealth, as measured by the Wilshire 5000, has disappeared since last March.

As a result of this market correction, many companies in IDEX Great Companies - America/SM/ are trading well below their intrinsic values. For example, insurance company American International Group is trading at $80, approximately 63% of the company's intrinsic value, while Goldman Sachs, a wonderful company, is trading at $81, approximately 47% of its intrinsic value.

The other piece of good news is there is also a lot of cash on the sidelines. We believe when the market does turn, many investors will aggressively re-enter the market. Most of the "boomers" realize they must be in the market if they are to gather enough assets to ensure an enjoyable retirement. We further believe that when these "boomers" jump back in, they will flock to stocks of great companies, for these will be the ones to lead us out of the bear market.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Pfizer, Inc.                               10.9%
   General Electric Company                   10.7%
   American International Group, Inc.         10.2%
   Medtronic, Inc.                             9.7%
   Goldman Sachs Group, Inc.                   6.2%

[GRAPHIC] Performance

For the six months ended April 30, 2001, IDEX Great Companies - America/SM/ outperformed its benchmark, the S&P 500. Please refer to the Performance Table for additional information.

[GRAPHIC] Strategy Review

We believe Great Companies' philosophy is right for this market environment. The strategy worked well to minimize the downside risks of investing in the stock market during a major market correction and will now provide significant upside potential as the market turns. While many companies will be forced into mergers or acquisitions and others will simply disappear, the companies within the fund are themselves making significant acquisitions. GE

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Pharmaceuticals                         28.7%
   Financial - Diversified                 10.8%
   Industrial - Diversified                10.7%
   Insurance                               10.2%
   Advanced Medical Devices                 9.7%

is in the process of acquiring Honeywell, Pfizer acquired Warner-Lambert, and American International Group is acquiring American General. Whenever there is a major market correction, the strong get stronger while the weak either get weaker or vanish altogether. We believe great companies have been strengthened by this correction.

[GRAPHIC] Outlook

We believe that intrinsic value is the most accurate measure of a company's true value and continuously adjust stock weightings based on intrinsic value and intrinsic value momentum (the rate at which a company is increasing its intrinsic value). The decisions and acquisitions made by the companies within IDEX Great Companies - America/SM/ help determine how much intrinsic value is created within the company and, in turn, how this value is translated into shareholder returns. As the Federal Reserve Board lowered interest rates, intrinsic values of all companies increased. However, the intrinsic values of our growth companies should increase at a rapid rate, thus, strengthening these companies. Over the long term, we feel intrinsic value and market price will come together and the patient investors will be rewarded.



/s/ James Huguet
James Huguet



/s/ Gerald W. Bollman
Gerald W. Bollman
Co-Fund Managers
Great Companies, L.L.C.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 7/14/00 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]


This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Class A $9,013
S&P 500/(1)/ $8,670

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                        From         Inception
                                       6 months       Inception        Date
--------------------------------------------------------------------------------
Class A (NAV)                           (9.88)%        (4.64)%       7/14/00
Class A (POP)                          (14.84)%        (9.89)%       7/14/00
S&P 500/1/                             (12.06)%       (16.46)%       7/14/00
Class B (NAV)                          (10.18)%        (5.14)%       7/14/00
Class B (POP)                          (14.67)%        (9.88)%       7/14/00
Class C (NAV)                          (10.18)%        (5.14)%       7/14/00
Class M (NAV)                          (10.14)%        (5.06)%       7/14/00
Class M (POP)                          (11.92)%        (6.95)%       7/14/00
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

Investments by Sector as a Percentage of Net Assets

                                                       4/30/01         10/31/00
Consumer Cyclical                                          4.5              4.6
Consumer Non-Cyclical                                     39.2             38.5
Financial                                                 25.4             24.2
Industrial                                                10.7             10.1
Technology                                                 9.7             10.1
Short-term                                                 9.6              9.6

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Blend Investing

Investing in different types of securities in an effort to reduce the overall volatility of a fund. Generally, different types of securities -- U.S. stocks, foreign stocks, and bonds - do not tend to be susceptible to the same market fluctuations, and therefore should perform well in a range of market conditions.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Great Companies - Global/2/

Objective/Focus

Long-term growth of capital in a manner consistent with preservation of capital.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

The advantages of diversifying into international equities were once again highlighted during this period. While U.S. equities suffered through one of the worst periods in Wall Street history, international markets were not hit quite as hard. Specifically, while the S&P 500 was down 11.86% for the first quarter 2001, many foreign markets did somewhat better. For example, the London market was down 12.2%, the Sydney exchange was off only 0.5%, and Mexico's stocks dropped only 1.4% during the quarter. Overall, international equities were down approximately 14.2%.

The biggest drag on the international markets appears to be the United States. Because of the impact of U.S. markets on the global business environment, when the U.S. sneezes, the rest of the world gets a cold. Likewise, as investor confidence builds in the United States, both U.S. and international markets should react positively. The fact that the companies in our portfolio are global companies with at least 30% of their revenues outside of their home markets, the fund's performance reflects the global business environment rather than any particular market.

[GRAPHIC] Performance

For the six months ended April 30, 2001, IDEX Great Companies-Global/2/ underperformed its benchmark, the Morgan Stanley Capital International World Index. Please refer to the Performance Table for additional information.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   General Electric Company                4.7%
   American International Group, Inc.      4.5%
   Medtronic, Inc.                         4.5%
   Pfizer, Inc.                            4.0%
   Goldman Sachs Group, Inc.               2.9%

[GRAPHIC] Strategy Review

We believe IDEX Great Companies-Global/2/ reflects the global markets as opposed to any specific market. Unfortunately, technology

Top Five Countries (% of Net Assets)
--------------------------------------------------------------------------------
   United States                           72.1%
   United Kingdom                           6.2%
   France                                   4.7%
   Netherlands                              3.5%
   Japan                                    2.7%

stocks throughout the world had disappointing quarterly returns. As a result, this sector pulled down overall performance.

[GRAPHIC] Outlook

We believe intrinsic value to be the most accurate measure of a company's true value and we continuously adjust stock weightings based on intrinsic value and intrinsic value momentum (the rate at which a company is increasing its intrinsic value). The decisions and acquisitions made by the companies held by IDEX Great Companies - Global/2/ help determine how much intrinsic value is created within the company and, in turn, how this value is translated into shareholder returns. It is essential to remind investors of the importance of long-term investing. Over time, we feel intrinsic value and market price will come together and the patient investors will be rewarded.



/s/ James Huguet
James Huguet



/s/ Gerald W. Bollman
Gerald W. Bollman
Co-Fund Managers
Great Companies, L.L.C.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 9/15/00 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]


This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

MSCIW/(1)/ $10,742
Class A $7,510

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                       From           Inception
                                   6 months          Inception          Date
--------------------------------------------------------------------------------
Class A (NAV)                      (19.00)%          (20.55)%         9/15/00
Class A (POP)                      (23.45)%          (24.92)%         9/15/00
MSCIW/1/                           (10.55)%          (16.70)%         9/15/00
Class B (NAV)                      (19.29)%          (20.91)%         9/15/00
Class B (POP)                      (23.33)%          (24.87)%         9/15/00
Class C (NAV)                      (19.29)%          (20.91)%         9/15/00
Class M (NAV)                      (19.25)%          (20.86)%         9/15/00
Class M (POP)                      (20.85)%          (22.43)%         9/15/00
--------------------------------------------------------------------------------

Notes
1 The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

Investments by Region as a Percentage of Net Assets

                                    [GRAPH]
                                                       4/30/01         10/31/00
Asia/Pacific Rim                                           4.3              4.0
Europe                                                    20.8             20.8
North America                                             59.8             53.4
Australia                                                  1.3              1.2
Short-term                                                13.8             15.2

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Eurodollar

A certificate of deposit in U.S. dollars in a bank that is not located in the U.S.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Great Companies - Technology(SM)

Objective/Focus

Long-term growth of capital by investing in common stocks of companies that offer technology or communications related products and services.

[GRAPHIC]

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

This period will be remembered as one of the worst in Wall Street history. The technology-heavy NASDAQ Composite, after falling 39.0% last year, dropped another 25.4% in the first quarter of 2001. At the end of the quarter, the NASDAQ was trading at levels that were unimaginable only 12 months ago. Sadly, investors with too much retirement money in technology stocks saw their plans seriously threatened. Those of the more speculative sort who traded on margin were simply wiped out. Everyone, though, learned, or should have learned, that profits and free cash flows really do matter. The speculative bubble has burst and at the end of the quarter the technology bubble had burst.

Historically, this type of severe correction occurs whenever there is a major business revolution. For example, when automobiles were first introduced into the U.S., there were over 2000 companies producing cars. Today only a handful remain in business. When commercial airlines started, there were over 500 companies in the U.S. Today there are less than two dozen. And now we are seeing many of the "dot-coms" and Internet companies failing. Having this historical perspective, we are investing only in what we considered to be great technology companies. We believe these companies will not only survive, but prosper in this exciting environment.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Texas Instruments, Inc.              8.0%
   EMC Corp.                            7.4%
   Sun Microsystems, Inc.               6.6%
   Applied Materials, Inc.              6.5%
   Oracle Corp.                         6.3%

As a result of this market correction, many companies in IDEX Great Companies - Technology(SM) are trading well below their intrinsic values. In fact, they are trading at almost unbelievable levels. For example, Cisco Systems, which controls 76% of the Internet traffic, is trading at 27% of the company's intrinsic value. Sun Microsystems, meanwhile, is trading at only 43% of its intrinsic value.

[GRAPHIC] Performance

For the six months ended April 30, 2001, IDEX Great Companies - Technology(SM) underperformed

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Semiconductors                          28.7%
   Computers                               24.6%
   Communications                          10.6%
   Software                                10.0%
   Advanced Medical Devices                 6.1%

its benchmark, the NASDAQ Composite. Please refer to the Performance Table for additional information.

[GRAPHIC] Strategy Review

We believe Great Companies' philosophy is precisely the right strategy for this market environment. Many technology companies will be forced into mergers, acquisitions, and Chapter 11, while others will simply disappear. We believe the companies that make up IDEX Great Companies - Technology/(SM)/ will build their market shares during this period even as many of their competitors will be weakened by this severe market downturn.

[GRAPHIC] Outlook

This has been a very difficult stretch for the technology sector. Between Y2K and a boom of Internet IPOs, the `perfect storm' developed and many companies are struggling to find their on-going level of business in this group. We believe the companies in IDEX Great Companies - Technology/(SM)/ will successfully adjust inventory and head count to reflect the new business environment. These companies have low debt, high margins, and significant long-term growth rates. We believe that the technology sector will continue to play an important role in expanding our economy.



/s/ James Huguet
James Huguet



/s/ Gerald W. Bollman
Gerald W. Bollman
Co-Fund Managers
Great Companies, L.L.C.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 7/14/00 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

S&P 500/(1)/ $8,670
NASDAQ Composite/(1)/ $5,336
Class A $4,833

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                        From          Inception
                                      6 months        Inception          Date
Class A (NAV)                         (35.56)%        (48.88)%         7/14/00
Class A (POP)                         (39.11)%        (51.69)%         7/14/00
NASDAQ Composite/1/                   (37.20)%        (50.16)%         7/14/00
S&P 500/1/                            (12.06)%        (16.46)%         7/14/00
Class B (NAV)                         (35.88)%        (49.25)%         7/14/00
Class B (POP)                         (39.08)%        (51.79)%         7/14/00
Class C (NAV)                         (35.88)%        (49.25)%         7/14/00
Class M (NAV)                         (35.83)%        (49.20)%         7/14/00
Class M (POP)                         (37.11)%        (50.21)%         7/14/00
--------------------------------------------------------------------------------

Notes
/1/ The NASDAQ Composite (NASDAQ Composite) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 2000, the fund had selected the Standard & Poor's Composite Stock (S&P 500) Index as its benchmark measure; however, the NASDAQ Composite is more appropriate for comparisons to the fund. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                       4/30/01         10/31/00
Financial                                                  4.8
Industrial                                                 5.1              4.7
Technology                                                80.0             76.2
Short-term                                                 9.1             13.3

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Non-Diversified Fund

This type of fund takes larger positions in a smaller number of issuers and is therefore more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Isabelle Small Cap Value

Objective/Focus

Capital appreciation by investing primarily in relatively undervalued common stocks of domestic small companies.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

IDEX Isabelle Small Cap Value commenced operations April 2, 2001. The fund seeks to combine the risk-averse nature of value investing with the superior long-term capital appreciation potential of domestic, small company stocks. Our focus will be on domestic securities with market capitalizations of less than $1.5 billion.

[GRAPHIC] Performance

For the short period ended April 30, 2001, the fund underperformed its benchmark, the Russell 2000 Index. Please refer to the Performance Table for further information.

[GRAPHIC] Strategy Review

We pursue a diversified, value-oriented approach in the selection of securities for the fund. As part of this approach, we try to identify stocks of companies that we believe are

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Pioneer Standard Electronics, Inc.     6.2%
   Consolidated Freightways, Inc.         5.3%
   StanCorp Financial Group, Inc.         4.8%
   PolyOne Corp.                          4.2%
   Bellwether Exploration Company         3.8%

not fully valued in the marketplace. Frequently these companies are out of favor, misunderstood or under-followed by the marketplace and may offer the potential for substantial appreciation over time.

The strategy is to examine the qualitative and quantitative aspects of each specific company. By conducting original, "hands-on" research, the long-term economic value of each company can be modeled and assessed. Long-term economic value is a function of existing assets and future cash flows of potential investment candidates.

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Electronic Components and
     Equipment                             12.6%
   Chemicals                                7.9%
   Software                                 7.1%
   Insurance                                7.0%
   Heavy Machinery                          6.3%

[GRAPHIC] Outlook

IDEX Isabelle Small Cap Value will likely remain diversified across a broad range of industries. The types of companies in the fund will typically be turnaround situations, cyclical companies, companies that are experiencing a transition, and emerging companies.

Our intention is to remain diversified and to keep the fund fully invested. Since our strategy of investing in small capitalization companies will generally involve a two- to three-year time horizon, an investment in the fund should be considered as part of a long-term investment plan.



/s/ Warren J. Isabelle
Warren J. Isabelle
Fund Manager
Ironwood Capital Management LLC

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 4/2/01 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Russell 2000/(1)/ $10,782
Class A $9,953

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                From                Inception
                                              Inception               Date
--------------------------------------------------------------------------------
Class A (NAV)                                   5.30%                4/2/01
Class A (POP)                                  (0.49)%               4/2/01
Russell 2000/1/                                 7.82%                4/2/01
Class B (NAV)                                   5.25%                4/2/01
Class B (POP)                                   0.25%                4/2/01
Class C (NAV)                                   5.23%                4/2/01
Class M (NAV)                                   5.23%                4/2/01
Class M (POP)                                   3.18%                4/2/01
--------------------------------------------------------------------------------

Notes
/1/ The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
     Standard & Poor's Micropal(R)(C) Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods of less than 1 year represent total return and are not annualized.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the Fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]
                                                                        4/30/01
Basic Materials                                                            13.9
Consumer Cyclical                                                           4.2
Consumer Non-Cyclical                                                      10.0
Energy                                                                      4.9
Financial                                                                   7.7
Industrial                                                                 25.1
Technology                                                                 20.9
Short-term                                                                 32.2

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Fair Market Value

The value of an asset determined among a willing buyer and seller in an open market.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Janus Balanced
(formerly IDEX JCC Balanced)

Credit Quality of Bonds
(% of Net Assets)
--------------------------------------------------------------------------------
   AAA                        14.7%
   AA                          3.8%
   A                           6.3%
   BBB                         4.1%
   BB                          0.5%
   B                           0.7%
   All C's                        -
   NA                          9.8%
   Not Rated                      -

Objective/Focus

Long-term growth and preservation of capital balanced with current income through investments in stocks and income producing securities.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

It was tough going for equity markets this period as unremitting volatility continued to weigh down stocks across the board. Weakening corporate profits, sluggish manufacturing activity, and widespread job layoffs combined to fuel the unsettling swings and suggested the economy may be slowing more than the Federal Reserve intended.

But after holding interest rates steady in November and December, central bankers took dramatic steps in early January and surprised investors with a half-point inter-meeting rate cut. Later, Fed policymakers were again spurred into action, slashing rates a half-percentage point three more times. But stocks resumed their slide, unable to gain any footing amid increasingly negative investor sentiment. By period's

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   General Electric Company             2.8%
   Citigroup, Inc.                      2.7%
   Treasury Notes 11-15-2004            2.5%
   Treasury Notes 8-15-2009             2.0%
   Treasury Notes 8-15-2029             2.0%

end, all three major market indices had retreated, with the technology-dominated NASDAQ Composite Index treading in bear territory. Meanwhile, in the fixed-income markets, U.S. Treasuries continued their trend of outperforming stocks.

[GRAPHIC] Performance

The fund slipped against the current market backdrop. For the six months ended April 30, 2001, IDEX Janus Balanced underperformed its benchmarks, the S&P 500 and the Lehman Brother's U.S. Government/Credit Index. Please see the Performance Table for additional information.

[GRAPHIC] Strategy Review

Boosting the fund's performance was El Paso Corp. With demand for power continuing to skyrocket, the fourth-biggest U.S. energy company has forecast 20% earnings growth over the next several years, yet its stock still sports an attractive valuation. Moreover, the diversity of its business - one part natural-gas producer, one part energy merchant, and one part pipeline - is especially appealing given the recent volatility in energy prices. All in all, my confidence in El Paso's near-term earnings prospects is stronger than ever.

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   U.S. Government Agencies                11.3%
   U.S. Government Securities              11.2%
   Financial - Diversified                 10.4%
   Oil Companies - Major                    5.1%
   Industrial - Diversified                 4.9%

Lexmark International also posted solid results. Although personal computer makers have been hard hit, laser and inkjet printer manufacturer's revenues have continued to grow. To be sure, Lexmark reported earnings that topped expectations, driven by healthy sales across every printer segment. What we find particularly appealing, however, are the steady profits generated by its proprietary replacement print cartridges. Not only is Lexmark a compelling company from a valuation standpoint, but we also believe that, despite sluggish PC sales, demand for its products should remain strong.

On the downside, professional services firm Marsh & McLennan worked against us. The corporation is the parent company of Marsh, the world's leading property and casualty insurance firm, Putnam Investments, one of the largest investment management companies in the U.S., and Mercer Consulting Group, a major global provider of consulting services. Our interest in Marsh was piqued last year when we noticed that premium rates were rising in the commercial property insurance industry. Supported by this favorable pricing trend, Marsh enjoys high returns on capital and high free cash flow. Although Marsh's Putnam unit gained market share last year, Marsh's stock slumped as Putnam's assets under management fell along with the market. Still, Marsh hasn't missed a step. We therefore viewed the downturn as an opportunity to add to our Marsh & McLennan position at more attractive prices.

[GRAPHIC] Outlook

Amid the ongoing uncertainty, we are doubling our efforts, doing the kind of research that gives us the conviction to successfully navigate these choppy waters. In the end, we believe our proven, company-by-company approach will help us find the market's next-generation winners.



/s/ Karen L. Reidy
Karen L. Reidy
Fund Manager
Janus Capital Corporation

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 12/2/94 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

S&P 500/(1)/ $30,765
Class A $25,360
LBGC/(1)/ $16,635

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                          From        Inception
                    6 months     1 year      5 year     Inception       Date
--------------------------------------------------------------------------------
Class A (NAV)       (4.21)%      (6.24)%     15.44%      16.63%       12/2/94
Class A (POP)       (9.48)%     (11.40)%     14.14%      15.60%       12/2/94
S&P 500/1/         (12.06)%     (12.96)%     15.56%      19.14%       12/2/94
LBGC/1/              6.23%       12.11%       7.40%       8.26%       12/2/94
Class B (NAV)       (4.50)%      (6.83)%     14.73%      15.62%       10/1/95
Class B (POP)       (9.27)%     (11.49)%     14.73%      15.53%       10/1/95
Class C (NAV)       (4.50)%      (6.83)%          -       1.19%       11/1/99
Class M (NAV)       (4.45)%      (6.74)%     14.84%      16.02%       12/2/94
Class M (POP)       (6.36)%      (8.60)%     14.61%      15.84%       12/2/94
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
     Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                         4/30/01       10/31/00
Basic Materials                                              2.1            2.1
Consumer Cyclical                                           10.5           13.4
Consumer Non-Cyclical                                        9.1            4.5
Energy                                                       6.1            3.3
Financial                                                   13.5           12.0
Industrial                                                   5.4            5.4
Technology                                                  14.4           20.2
Utilities                                                    1.5            2.2
Long-term U.S. Gov't                                        22.5           25.3
Short-term                                                  14.3           10.3

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Balanced Investing

The balanced style investor is one that keeps a consistent portion of their investments in equity securities such as stocks, as well as income producing securities such as bonds.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Janus Capital Appreciation
(formerly IDEX JCC Capital Appreciation)

Objective/Focus

Long-term growth of capital by normally investing at least 50% of assets in medium-sized companies.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

As the period began, a series of six consecutive interest rate increases by the Federal Reserve had finally succeeded in cooling off the U.S. economy, which is now suffering its most sudden slowdown since the OPEC-induced recession of the early 1970s. This weakness sent consumer confidence lower and quickly spread to the corporate sector, where a cascade of disappointing earnings announcements soon turned into a flurry of pink slips. If that weren't enough, the demise of countless dot-coms and the well-publicized difficulties of numerous upstart telecommunications providers effectively removed the pressure felt by existing companies to build out their networks in an effort to compete with the aggressive newcomers, pressuring high-growth sectors of the market even further.

[GRAPHIC] Performance

For the six-month period ended April 30, 2001, IDEX Janus Capital Appreciation underperformed its benchmark, the S&P MidCap 400 Index. Please refer to the Performance Table for further information. The fund's disappointing results came as a wide range of factors converged to create an extremely difficult environment for aggressive growth stocks.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Paychex, Inc.                          6.3%
   The AES Corp.                          5.7%
   Crown Castle International Corp.       4.9%
   Human Genome Sciences, Inc.            4.8%
   American Tower Corp. Class A           4.0%

[GRAPHIC] Strategy Review

Given the environment, it's perhaps not surprising that optical telecom equipment stocks such as Avanex were among our biggest disappointments. The stock fell sharply as one industry peer after another announced that earnings would fall short of expectations. We sold the position in response to the dramatic decline in telecommunications equipment spending and delays that may push the introduction of new products out by as much as a year. Elsewhere, our exposure to biotechnology stocks such as Human Genome Sciences, Millennium Pharmaceuticals, and others, worked against us. We remain committed to this group of companies however, and believe the dramatic improvement in the drug discovery process they hope to provide makes the longer-term outlook favorable.

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Communications                          14.8%
   Biotechnology                           11.7%
   Semiconductors                           9.9%
   Computers                                6.3%
   Utilities - Electric                     5.7%

Meanwhile, standouts included Hanover Compressor, a company that leases compression equipment to natural gas drillers and pipeline operators. We believe Hanover's steady growth profile provides the fund with a measure of diversification in an unsteady market. Moreover, growing demand and dwindling supplies of natural gas play directly into the hands of Hanover, whose services and equipment help producers squeeze more gas out of existing fields.

[GRAPHIC] Outlook

As difficult as the last six months have been, we look ahead to the coming months with measured optimism. We have sharpened our focus within high-growth areas and placed additional focus on those companies we think are capable of sustainable growth. Furthermore, it's quite likely the market will begin to discount recovery months before it becomes evident in the economic data, and we hope to participate fully and forcefully when the turnaround comes.

Make no mistake--I am not satisfied with the fund's performance this period. You invest with Janus for results, and in recent months it has proven exceedingly difficult to provide them. However, I firmly believe we have the right people in place and a sound investment philosophy capable of producing the kind of long-term results you expect from IDEX Janus Capital Appreciation. Furthermore, we have assembled an outstanding roster of companies that, in our estimation, will ultimately lead the Fund out of this downturn.



/s/ James P. Goff
James P. Goff
Fund Manager
Janus Capital Corporation

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 12/2/94 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

S&P 400/(1)/ $33,141
Class A $23,699

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                          From       Inception
                         6 months     1 year    5 year  Inception      Date
--------------------------------------------------------------------------------
Class A (NAV)            (39.97)%    (45.58)%    8.42%    15.41%     12/2/94
Class A (POP)            (43.27)%    (48.57)%    7.20%    14.39%     12/2/94
S&P 400/1/                (1.39)%      7.04%    18.04%    20.53%     12/2/94
Class B (NAV)            (40.35)%    (46.17)%    7.82%    11.05%     10/1/95
Class B (POP)            (43.34)%    (48.86)%    7.82%    10.94%     10/1/95
Class C (NAV)            (40.35)%    (46.17)%        -   (25.24)%    11/1/99
Class M (NAV)            (40.29)%    (46.08)%    7.91%    14.88%     12/2/94
Class M (POP)            (41.48)%    (47.15)%    7.69%    14.70%     12/2/94
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's MidCap 400 (S&P 400) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
     Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                       4/30/01         10/31/00
Consumer Cyclical                                         14.4             10.6
Consumer Non-Cyclical                                     10.6              6.4
Energy                                                     5.8              2.7
Financial                                                  3.1
Industrial                                                 0.8              1.1
Technology                                                45.7             70.1
Utilities                                                  7.5              4.9
Short-term                                                11.9              4.7

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Cyclical vs. Non-Cyclical

Cyclical products are sensitive to business cycles and price changes, while noncyclical products are generally purchased at regular intervals, regardless of economic conditions.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Janus Flexible Income
(formerly IDEX JCC Flexible Income)

Credit Quality of Bonds
(% of Net Assets)
--------------------------------------------------------------------------------
   AAA                        10.1%
   AA                          3.2%
   A                          13.2%
   BBB                        27.0%
   BB                         11.7%
   B                           4.5%
   All C's                        -
   NA                         20.2%
   Not Rated                   0.2%

Objective/Focus

Maximum total return, consistent with preservation of capital, by investing in income producing securities of any grade.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

Bond markets reacted to a mixed set of signals during the period. After years of robust expansion, the U.S. economy slowed substantially during the last three months of 2000 as a series of increases in interest rates by the Federal Reserve Board ("Fed") began to take hold. When the Fed's tightening campaign began in mid-1999, GDP growth was averaging more than 5% per year, but by the fourth quarter of 2000 the rate of expansion had plummeted to 1% - the lowest level in more than five years. This weakness carried into 2001 as a series of high-profile earnings warnings quickly turned into a rash of layoffs. That, together with continued difficulties in the stock market, caused consumer confidence to fall sharply. As a result, the Fed suddenly found itself on the other side of the table, rapidly cutting interest rates in an attempt to stave off a recession.

The bond market's reaction was mixed. Treasury yields, particularly on shorter-dated securities,

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Federal National Mortgage
     Association 12-15-2005                 7.3%
   Federal National Mortgage
     Association 11-15-2010                 7.1%
   Federal National Mortgage
     Association 3-15-2011                  2.9%
   Verizon Global Funding Corp. 4-1-2003    2.9%
   Treasury Notes 2-15-2011                 2.8%

declined steadily in response to the weakening economy and the Fed's efforts to re-invigorate it. Flight-to-quality flows, a result of the stock market's continued difficulties, also played a role in the Treasury market's continued strength. These trends allowed our Treasury positions to perform well.

[GRAPHIC] Performance

For the six-month period ended April 30, 2001, IDEX Janus Flexible Income modestly underperformed its benchmark, the Lehman Brothers U.S. Government/ Credit Index. Please refer to the Performance Table for further information.

[GRAPHIC] Strategy Review

Our exposure to agency bonds - which we had steadily increased during 2000 - followed a similar trend, as did many of our investment-grade corporate bonds. Individual standouts included Tenet Healthcare, a high-quality borrower that operates

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   U.S. Government Agencies                  18.6%
   Financial - Diversified                    9.1%
   U.S. Government Securities                 8.6%
   Utilities - Electric                       8.3%
   Healthcare                                 8.1%

more than 110 acute-care facilities in 17 states. The bonds benefited from the company's high credit rating and short maturity.

Meanwhile, the high-yield market continued to struggle with spotty performance. After many months of difficulties, high-yield bonds bottomed in November as optimism surrounding the direction of interest rates allowed the market to stage a modest comeback. Soon, however, concerns about the ability of many high-yield borrowers to service their debt in a rapidly deteriorating economy once again took over and bonds retreated. After a number of similar fits and starts, the market finished the period mixed.

Several of our high-yield holdings, including California grocery store operator Stater Brothers, finished the period higher. At the same time, our high-yield position in Exodus Communications was a clear disappointment. Although Exodus remains one of the most compelling positions in the fund, the bonds fell in sympathy with Exodus' stock as equity investors retreated en masse from technology-related issues.

[GRAPHIC] Outlook

The forecast for the U.S. economy is somewhat clouded. Consumer spending has remained resilient despite economic turbulence, and four separate moves by the Federal Reserve representing a total decrease in short-term rates of 200 basis points should provide a tailwind for the economy. However, corporate layoffs have continued to accelerate, and the extent to which that will cause consumers to rein in spending will ultimately determine the short-term direction of the economy. Regardless, we will continue to leverage our massive research effort to identify individual opportunities as they appear across the entire range of possible investments.



/s/ Ronald V. Speaker
Ronald V. Speaker
Fund Manager
Janus Capital Corporation

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
10-year period of 4/30/91 through 4/30/01
Investment less sales charges - $9,525

                                    [GRAPH]

LBGC/(1)/ $21,293
Class A $20,837

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                             From      Inception
                   6 months   1 year    5 year   10 year   Inception      Date
--------------------------------------------------------------------------------
Class A (NAV)        5.42%     8.51%     7.27%    8.57%      7.73%      6/29/87
Class A (POP)        0.42%     3.36%     6.23%    8.05%      7.35%      6/29/87
LBGC/1/              6.23%    12.11%     7.40%    7.85%      8.37%      6/29/87
Class B (NAV)        5.05%     7.78%     6.57%        -      6.27%      10/1/95
Class B (POP)        0.05%     2.78%     6.57%        -      6.13%      10/1/95
Class C (NAV)        5.05%     7.78%         -        -      5.72%      11/1/99
Class M (NAV)        5.11%     7.89%     6.68%        -      5.78%      10/1/93
Class M (POP)        3.06%     5.81%     6.46%        -      5.64%      10/1/93
--------------------------------------------------------------------------------

Notes
/1/ The Lehman Brothers U.S. Government/Credit (LBGC) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                           4/30/01     10/31/00
Consumer Cyclical                                             11.5         15.2
Consumer Non-Cyclical                                         17.0         12.5
Energy                                                         4.9          1.1
Financial                                                     10.3         11.5
Industrial                                                     2.9          3.0
Technology                                                     8.1         10.9
Utilities                                                      8.3          1.4
Long-term U.S. Gov't                                          27.2         31.6
Short-term                                                     7.3         13.4

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Credit Ratings

A credit rating implies the potential for default of interest payments or principal at maturity by a bond issuer. Ratings are provided by a number of agencies such as Standard & Poor's and Moody's.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Janus Global
(formerly IDEX JCC Global)

Objective/Focus

Long-term growth and preservation of capital through investments primarily in common stocks of foreign and domestic issuers.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

A surprisingly rapid slowdown in economic growth in the U.S. weighed on worldwide markets during the period as investors factored in a less optimistic earnings outlook for stock prices. Fast-growing companies bore the brunt of the decline, a fact that sent the NASDAQ Composite down more than 37% during the period. Meanwhile, signs that the slowdown was spreading to Europe and Asia allowed the sell-off to gain momentum overseas, with markets in Japan touching lows not seen in more than 15 years.

[GRAPHIC] Performance

For the six-month period ended April 30, 2001, IDEX Janus Global underperformed its benchmark, the MSCI World Index. Please refer to the Performance Table for further information.

[GRAPHIC] Strategy Review

In the interest of reducing the fund's exposure to technology-related sectors where valuations still

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   NTT Docomo, Inc.                       4.9%
   Tyco International Group SA ADR        4.1%
   General Electric Company               3.4%
   Banco Bilbao Vizcaya SA                2.4%
   Nokia Corp. OY ADR                     2.2%

appear to us to be vulnerable, we reduced our holdings in several companies, including Cisco Systems. At the same time, we are not abandoning technology. For example, cellular handset leader Nokia Corp. stands out as a company in which our faith remains intact despite recent declines. Although earlier estimates concerning handset sales were clearly over-optimistic, worldwide subscriber roles expanded by nearly 50% during the year, matching rates seen during the last five years. At least as important, however, was the fact that Nokia successfully took market share from key competitors even as it was winning a majority of new "3-G" wireless infrastructure contracts. Taken together, these and other trends have left Nokia trading at what we believe is a reasonable valuation.

A number of companies were able to overcome the difficult environment and hold their own, including Pfizer, Johnson & Johnson, and Pharmacia. All three

Note: Effective September 1, 2000, IDEX Janus Global was closed to new investors.

Top Five Countries (% of Net Assets)
--------------------------------------------------------------------------------
   United States                           47.8%
   Japan                                    8.6%
   France                                   7.4%
   United Kingdom                           4.3%
   Mexico                                   4.2%

stocks benefited from a growing preference among investors for the stable revenue and cash flow growth these companies can provide in periods of economic uncertainty. Furthermore, we believe other, more tangible trends are at work. For example, shifting demographics worldwide promise to support the drug industry's growth for years to come, at the same time that rapid technological advances such as genomics and proteomics dramatically improve the drug discovery process. By searching for companies poised to capitalize on these trends, we hope to participate in the fundamental value creation that will almost certainly occur.

[GRAPHIC] Outlook

We are disappointed with our performance during what has been an extremely difficult period for growth investors. Looking back, we were clearly too slow in reacting to what proved to be an extraordinarily rapid erosion of fundamentals in several of the high-growth areas of the market in which we invest, and our results certainly reflect it. However, we believe there are now reasons to be optimistic. Central banks around the globe are aggressively cutting interest rates, a fact that should set the stage for a rebound in economic growth and recovery in the equity markets. For our part, we will do our best to use the current trough to diversify the fund with well-managed, high-quality companies - particularly those that are now trading at attractive valuations - that feature proven products and franchises.



/s/ Helen Young Hayes
Helen Young Hayes
/s/ Laurence Chang
Laurence Chang
Co-Fund Managers
Janus Capital Corporation

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 10/1/92 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Class A $41,237
MSCIW/(1)/ $26,638

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                        From        Inception
                  6 months     1 year       5 year    Inception        Date
--------------------------------------------------------------------------------
Class A (NAV)     (19.01)%    (27.74)%      14.96%     18.74%         10/1/92
Class A (POP)     (23.47)%    (31.71)%      13.67%     17.96%         10/1/92
MSCIW/1/          (10.55)%    (15.74)%       9.66%     12.10%         10/1/92
Class B (NAV)     (19.23)%    (28.20)%      14.53%     16.31%         10/1/95
Class B (POP)     (23.26)%    (31.79)%      14.53%     16.21%         10/1/95
Class C (NAV)     (19.23)%    (28.20)%           -     (1.18)%        11/1/99
Class M (NAV)     (19.16)%    (28.10)%      14.64%     16.48%         10/1/93
Class M (POP)     (20.77)%    (29.53)%      14.41%     16.32%         10/1/93
--------------------------------------------------------------------------------

Notes
/1/ The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

Investments by Region as a Percentage of Net Assets

                                    [GRAPH]

                                                      4/30/01          10/31/00
Asia/Pacific Rim                                         13.1              15.3
Europe                                                   29.9              28.9
Latin America                                             6.3               5.7
Middle East/Africa                                        1.4               2.5
North America                                            39.4              40.5
Short-term                                                9.2               6.8

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Region

A region represents countries within a given geographic area. Regional analysis is provided for global and international investors to illustrate the regions in which the fund is invested.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Janus Growth
(formerly IDEX JCC Growth)

Objective/Focus

Long-term growth of capital through investments in common stocks of companies selected solely for their earnings and growth potential.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

Investors paid a price during the period for the inflated equity valuations of the late 1990s. Stocks continued to plunge with no sector left unharmed. Negative sentiment was widespread, in large part spurred by recession fears, rising unemployment, wavering consumer confidence, and mounting profit warnings.

Attributing the economic slowdown to a relatively short-term inventory adjustment, the Federal Reserve left interest rates unchanged in November and December. But later, capital investment nearly grounded to a halt as the abundance of real-time information allowed companies to react with lightning speed to the cooling economy. The resulting severity and swiftness of the decline convinced central bankers to take proactive steps to resuscitate the flagging economy. These included a surprise half-point rate cut in early January, followed by three additional 50-basis-point reductions during the period. Nervous investors responded by driving down the Dow Jones Industrial Average and the S&P 500 Index, while the

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   AOL Time Warner, Inc.                     10.6%
   General Electric Company                   7.8%
   Nokia Corp. OY ADR                         7.8%
   Viacom, Inc. Class B                       4.5%
   eBay, Inc.                                 4.5%

technology-dominated Nasdaq Composite Index plummeted 58% from last year's high.

[GRAPHIC] Performance

Against this steadily worsening backdrop, the fund lagged its benchmark, the S&P 500 Index, for the six months ended April 30, 2001. Please refer to the Performance Table for details.

[GRAPHIC] Strategy Review

Noticeably hindering our results was Cisco Systems. The leading maker of computer-networking equipment traded lower after stating fiscal third-quarter sales would be flat to down 5% compared to the same period a year ago. The slowdown was due mainly to reduced spending by telecom companies, a group that accounts for nearly 40% of Cisco's revenues. Still, Cisco is positioning itself to rebound strongly with the resumption of corporate IT spending.

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Broadcasting                            19.3%
   Communications                          10.8%
   Technology - Diversified                10.3%
   Retailers - Specialty                    8.8%
   Software                                 7.9%

EMC Corp. the top manufacturer of corporate data-storage systems, also gave ground when IBM announced the development of a new product to challenge EMC's dominance. Shares later dropped to their lowest price in over a year when the company revealed that annual sales could grow less than forecasted should the economy continue to weaken. Even so, EMC is still projecting healthy fiscal-year sales growth of 20%.

VERITAS, a dominant provider of storage management software, suffered a similar fate, falling on the perception of weakness rather than an actual deterioration in its fundamentals. The company, which announced in early March that it was on track to meet first-quarter sales forecasts, has yet to report an earnings disappointment. Furthermore, VERITAS is expanding outside the U.S. and continues to broaden its product line to accommodate new platforms, such as storage-area networks and e-commerce data management.

A bright spot in the fund was Home Depot. The number-one U.S. home-improvement retailer retreated last year as a slowing economy and falling prices for building materials pressured its stock. However, the company recently staged a recovery supported by lower interest rates, an upturn in lumber prices, and a robust housing market. We also view plans to curb future store growth and improve working capital by new CEO Bob Nardelli, formerly head of GE's Power Systems division, as a definite step in the right direction.

[GRAPHIC] Outlook

In light of the recent turbulence, we're still very much in a rebuilding process. Our enormous challenge going forward will be to identify companies we believe will come through this economic downturn as strong - if not stronger - than before.



/s/ Edward Keely
Edward Keely
Fund Manager
Janus Capital Corporation

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
10-year period of 4/30/91 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

S&P 500/(1)/ $41,786
Class A $39,081

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                             From     Inception
                 6 months    1 year    5 year   10 year   Inception      Date
--------------------------------------------------------------------------------
Class A (NAV)    (30.66)%   (37.89)%   15.18%    15.25%     16.34%      5/8/86
Class A (POP)    (34.48)%   (41.31)%   13.88%    14.60%     15.90%      5/8/86
S&P 500/1/       (12.06)%   (12.96)%   15.56%    15.24%     14.68%      5/8/86
Class B (NAV)    (30.84)%   (38.29)%   14.73%         -     16.15%     10/1/95
Class B (POP)    (34.30)%   (41.38)%   14.73%         -     16.06%     10/1/95
Class C (NAV)    (30.84)%   (38.29)%        -         -    (16.64)%    11/1/99
Class M (NAV)    (30.82)%   (38.23)%   14.80%         -     15.23%     10/1/93
Class M (POP)    (32.19)%   (39.46)%   14.57%         -     15.08%     10/1/93
Class T (NAV)    (30.56)%   (37.67)%   15.49%    15.78%     16.94%      6/4/85
Class T (POP)    (36.46)%   (42.97)%   13.45%    14.76%     16.29%      6/4/85
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares, 1% for M shares and 8.5% for T shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class T shares are not available to new investors.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                       4/30/01         10/31/00
Consumer Cyclical                                         31.8             16.3
Consumer Non-Cyclical                                      1.2
Energy                                                     0.9              1.6
Financial                                                  2.4              2.7
Industrial                                                 7.9              6.7
Technology                                                47.6             63.2
Short-term                                                 6.6              9.7
Utilities                                                  1.9

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Comparative Index

A comparative index is a general broad-based index, representative of the objective of the fund, to which to compare a fund's performance.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Janus Growth & Income
(formerly IDEX JCC Growth & Income)

Objective/Focus

Long-term capital growth and current income through investments in common stocks.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

Relentless volatility in the equity markets took its toll on technology and non-technology stocks alike during the period. A deteriorating earnings picture, mounting job layoffs, sluggish manufacturing activity, and high energy prices triggered the extreme swings, made worse by an economy that appeared to be headed toward a recession.

Although Federal Reserve policymakers left interest rates unchanged in November and December, they took aggressive action in early January, surprising investors by lowering rates a half-point. Amid growing signs of economic weakness, that inter-meeting move was later followed by three additional half-percent cuts. However, these efforts did little to bolster the confidence of investors, who feared the reductions were too little, too late. All three major market indices ended the period down, with the technology-laden Nasdaq Composite Index suffering the biggest loss.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Citigroup, Inc.                      3.1%
   Comcast Corp. Class A                2.9%
   General Electric Company             2.6%
   Enron Corp.                          2.6%
   AOL Time Warner, Inc.                2.6%

[GRAPHIC] Performance

The fund declined in this unfavorable environment but outperformed its benchmark, the S&P 500 Index, for the period ended April 30, 2001. Please refer to the Performance Table for details.

[GRAPHIC] Strategy Review

Although a disappointment for the period, top holding Citigroup has everything we look for in a company. The global platform of this financial services powerhouse is diversified and well balanced, with half of its revenues coming from its U.S. businesses and the other half from its international operations. Citigroup's greatest prospects for growth, however, lay outside U.S. borders. With billions in excess capital and a huge amount of free cash flow, the company has continued to make strategic acquisitions and buy back stock. Despite the recent dip in its share price, I have tremendous faith in Citigroup's business plan and its sharp, shareholder-oriented management team.

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Financial - Diversified                 14.4%
   Broadcasting                             8.5%
   Semiconductors                           4.5%
   Oil Companies - Major                    4.4%
   Pharmaceuticals                          4.1%

EMC Corp. also worked against us. Shares of the leading enterprise storage system maker dropped after the company reported that annual sales could grow less than previously forecast if the economy continues to weaken. Later, an earnings warning from software giant Oracle caused EMC's stock to retreat even further. Still, with businesses facing the monumental challenge of managing ever-increasing amounts of electronic data, EMC, as the clear leader in the storage market, stands to benefit. Ultimately, whether EMC grows 20% a year or 50% a year may well depend on the health of the economy.

One bright spot was our position in Comcast. The third-largest U.S. cable operator traded lower for months as heavy costs to upgrade its cable lines to offer digital cable and high-speed Internet access sapped results. With evidence beginning to appear that those expenditures have peaked, our patience is beginning to pay off. The company recently reported that quarterly revenues rose nearly 26%, powered by robust sales at its QVC home shopping channel. What's more, we are impressed with Comcast's solid execution in rolling out its new digital cable and cable modem services. With cable subscribership continuing to grow, we believe Comcast will be an even stronger performer as the economy recovers.

[GRAPHIC] Outlook

Looking ahead, it may take a few months to turn this battleship of an economy around. That said, we are using market volatility to our advantage, employing our rigorous, hands-on approach as we seek out a variety of compelling investments able to grow in a slower-growth economy.



/s/ David J. Corkins
David J. Corkins
Fund Manager
Janus Capital Corporation

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 12/15/00 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]


S&P 500/(1)/ $9,545
Class A $9,133

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                    From                     Inception
                                  Inception                     Date
--------------------------------------------------------------------------------
Class A (NAV)                      (3.39)%                    12/15/00
Class A (POP)                      (8.70)%                    12/15/00
S&P 500/1/                         (4.33)%                    12/15/00
Class B (NAV)                      (3.62)%                    12/15/00
Class B (POP)                      (8.44)%                    12/15/00
Class C (NAV)                      (3.62)%                    12/15/00
Class M (NAV)                      (3.59)%                    12/15/00
Class M (POP)                      (5.51)%                    12/15/00
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's 500 Composite Index (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                          4/30/01
Basic Materials                             1.3
Consumer Cyclical                          14.6
Consumer Non-Cyclical                       7.6
Energy                                      7.2
Financial                                  21.4
Industrial                                  3.2
Technology                                 17.4
Utilities                                   2.5
Long-term U.S. Gov't                        3.0
Short-term                                 25.1


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Convertible Security

A bond or preferred stock that is exchangeable at the option of the holder for common stock of the issuing corporation.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Jennison Equity Opportunity

Objective/Focus

Long-term growth of capital through investments in common stocks that appear to be undervalued in the market.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

Since Jennison Associates, LLC began managing the fund on December 1, 2000, the bubble of "new economy" investing has continued to burst. Much of the pain during this time was felt in the technology sector, which particularly hurt the NASDAQ Composite Index. At the same time, many stocks, predominantly those in the mid-cap arena, continued to regain favor as market focus continued its recent welcome trend of broadening.

But as the first quarter of 2001 drew to a close, nearly all major indices and market segments were negatively affected as fear over the slowing U.S. economy and the resulting impact on corporate earnings took hold. April, though, saw healthy rebounds in many of those sectors, including technology and telecommunications. In addition to market gains, positive economic news, including 2% GDP growth in the first quarter (far above expectations), raised hopes that both the economy and markets could be nearing a bottom. The Federal Reserve remained accommodating to investors, initiating multiple interest rate cuts to help boost the deteriorating economy.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Conoco, Inc. Class A                  2.4%
   Boise Cascade Corp.                   2.3%
   Unocal Corp.                          2.2%
   FleetBoston Financial Corp.           2.1%
   Temple-Inland, Inc.                   2.0%

[GRAPHIC] Performance

For the six months ended April 30, 2001, the fund significantly outperformed its benchmark, the S&P 500. Please refer to the Performance Table for details.

[GRAPHIC] Strategy Review

The period since inception was a classic one for our multi-cap value style--excesses in "new economy" stocks were corrected while the market finally turned to the values that had been created in many stocks over the past few years. The fund had important exposure to two sectors that did particularly well during this period: technology and consumer cyclicals. Our performance also reflects the attributes of having balance within the fund in terms of

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Insurance                           9.9%
   Oil Companies - Major               7.3%
   Technology - Diversified            4.9%
   Chemicals                           4.9%
   Communications                      4.9%

"defensive" versus "economically sensitive" holdings. Many of the strongest performers during the four-month period included stocks that were deeply depressed because of worries over the economic cycle. On the other hand, some of the market's strongest performers over the past year experienced profit taking across the same period. Diligent adherence to bottom-up stock selection has allowed the fund to navigate these turbulent markets and uncover outstanding companies with compelling growth catalysts as yet unrecognized by the market.

Among the top performers for the period were basic material holdings Boise Cascade, technology holdings International Rectifier and National Semiconductor, and consumer cyclical holdings Federated Department Stores and Saks, Inc. We also benefited from energy holdings Conoco and Diamond Offshore Drilling.

[GRAPHIC] Outlook

We believe that a degree of equilibrium has been restored between growth and value stocks. Accordingly, performance going forward may be more related to successful stock selection than just riding the rebound in investment styles. We believe our bottom-up stock picking strategy can do well in this environment. Our challenge will be to make sure our fundamental expectations for the stocks we own are met in a continuing difficult economy.



/s/ Bradley Goldberg
Bradley Goldberg



/s/ Mark DeFranco
Mark DeFranco



/s/ Brian Gillott
Brian Gillott
Co-Fund Managers
Jennison Associates, LLC

Note: Effective December 1, 2000, Jennison Associates, LLC replaced C.A.S.E. Management, Inc. as sub-adviser to the fund. At that time, IDEX C.A.S.E. Growth became IDEX Jennison Equity Opportunity and it's investment objective was changed.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 2/1/96 through Investment less sales charges

                                    [GRAPH]

S&P 500/(1)/ $21,311
Willshire 5000/(1)/ $19,913
Class A $11,982

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                          From        Inception
                   6 months      1 year      5 year     Inception        Date
--------------------------------------------------------------------------------
Class A (NAV)       (1.63)%     (13.87)%      4.42%       4.63%         2/1/96
Class A (POP)       (7.04)%     (18.61)%      3.24%       3.51%         2/1/96
S&P 500/1/         (12.06)%     (12.96)%     15.56%      15.51%         2/1/96
Wilshire 5000/1/   (13.54)%     (14.99)%     12.06%      12.48%         2/1/96
Class B (NAV)       (1.79)%     (14.40)%      3.82%       4.02%         2/1/96
Class B (POP)       (6.70)%     (18.68)%      3.82%       4.02%         2/1/96
Class C (NAV)       (1.79)%     (14.40)%          -     (11.15)%       11/1/99
Class M (NAV)       (1.77)%     (14.33)%      3.91%       4.12%         2/1/96
Class M (POP)       (3.72)%     (16.03)%      3.70%       3.92%         2/1/96
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 2000, the fund had selected the Wilshire 5000 Total Market (Wilshire 5000) Index as its benchmark measure. However, when the fund changed its sub-adviser and its investment objective on December 1, 2000, the S&P 500 became more appropriate for performance comparisons. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 -
     http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                       4/30/01         10/31/00

Basic Materials                                           12.0
Consumer Cyclical                                         13.6             12.1
Consumer Non-Cyclical                                      2.5              4.0
Energy                                                    12.0              9.0
Financial                                                 17.4              6.1
Industrial                                                10.7              3.5
Technology                                                19.5             60.2
Utilities                                                  2.2
Short-term                                                11.3              8.8

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Sector

A sector is a broad grouping of specific industries. Our sectors and their components correspond with those published in the Wall Street Journal.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX LKCM Strategic Total Return

Credit Quality of Bonds (% of Net Assets)
--------------------------------------------------------------------------------
   AAA                         3.7%
   AA                          6.7%
   A                          15.3%
   BBB                         5.0%
   BB                             -
   B                           1.5%
   All C's                        -
   NA                             -
   Not Rated                   0.9%

Objective/Focus

Long-term growth of income and capital by investing in common stocks and bonds of well-established and fundamentally strong companies.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

The period was a very difficult one for the equity markets. The stock market continued the decline that had begun earlier in 2000 confirming many investors' fears that a bear market was at hand. Market analysts can come up with many reasons for the decline but, very simply, a slowing business environment caused a deceleration in earnings growth at a time when stocks were perched on very high valuations. Despite decisive easing by the Federal Reserve, stock market weakness, while most profound among technology stocks, broadened to include almost all economic sectors. Before a partial recovery in April, the tech-heavy NASDAQ Composite had collapsed 68% while the broader S&P 500 had fallen 30%. The broad-based decline created an exceptionally challenging environment for equity investors.

[GRAPHIC] Performance

Careful management of risk in the fund helped to protect investors during this exceptionally difficult period. For the six months ended April 30, 2001, the fund outperformed its benchmark, the S&P 500, but underperformed the Lehman Brothers Intermediate U.S. Government/Credit Index. Please refer to the Performance Table for further information. The fund's reduced volatility resulted from two long-standing tenets of our philosophy. First, the fund's fixed-income allocation, in addition to providing a steady stream of income, serves to cushion downside risk. Second, the equity portion, which provides long-term growth opportunities, remains diversified across economic sectors and style biases such as growth and value.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   General Electric Company              2.6%
   American General Corp.                2.5%
   Kimberly-Clark Corp. 8-1-2007         2.1%
   Verizon Communications                2.0%
   Exxon Mobil Corp.                     1.9%

[GRAPHIC] Strategy Review

At period end, the fund is positioned with a strategic asset mix of common stocks, convertible securities, corporate bonds, U.S. Treasury securities, and cash. The asset mix is expected to remain relatively stable over time and dividend and interest income remains an important variable in the fund's success.

As we analyzed the performance of our equity investments over the last six months, sector

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Financial - Diversified                 15.6%
   Communications                           5.6%
   Industrial - Diversified                 5.5%
   Paper Products                           5.4%
   Oil Companies - Major                    5.1%

exposures and stock selection were both meaningful contributors to outperformance. Specifically, the underweighted position in technology, the worst performing sector, was complemented by above-market exposure to energy, a strong performing sector in the first half. Our best performing stocks during the period were those that we originally invested in because we thought the market under-appreciated the core franchise of the businesses. Corporate buyers also identified the value of these underlying businesses and took action. For example, in November 2000, forest products giant Weyerhaeuser made an unsolicited bid to acquire Willamette Industries at a significant premium to its market value. In another example, financial services behemoth American International Group outbid a British insurance company for life insurer American General Corp., a top-five holding in the fund.

[GRAPHIC] Outlook

We expect the Federal Reserve easings to help stabilize the economy and the equity markets during the second half of 2001, though volatility will likely remain high. Rather than be distracted with the inherently difficult task of predicting market direction, our analytical efforts will be focused on uncovering attractive investment opportunities and managing overall risk. We continue to believe that IDEX LKCM Strategic Total Return is an attractive way to capture much of the benefit from long-term equity investing while managing the risks inherent in the equity market.



/s/ Luther King
Luther King



/s/ Scot C. Hollmann
Scot C. Hollmann
Co-Fund Managers
Luther King Capital Management

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 12/2/94 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

S&P 500/(1)/ $30,765
Class A $18,897
LBIGC/(1)/ $16,055

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                         From        Inception
                   6 months     1 year      5 year     Inception        Date
--------------------------------------------------------------------------------
Class A (NAV)       (2.95)%     (4.79)%      8.46%       11.40%       12/2/94
Class A (POP)       (8.29)%    (10.02)%      7.24%       10.43%       12/2/94
LBIG/1/              6.44%      12.12%       7.02%        7.66%       12/2/94
S&P 500/1/         (12.06)%    (12.96)%     15.56%       19.14%       12/2/94
Class B (NAV)       (3.24)%     (5.39)%      7.79%        9.16%       10/1/95
Class B (POP)       (8.08)%    (10.12)%      7.79%        9.04%       10/1/95
Class C (NAV)       (3.24)%     (5.39)%          -       (2.16)%      11/1/99
Class M (NAV)       (3.20)%     (5.29)%      7.89%       10.82%       12/2/94
Class M (POP)       (5.12)%     (7.18)%      7.67%       10.64%       12/2/94
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                                            4/30/01    10/31/00

Basic Materials                                                 8.7         5.9
Consumer Cyclical                                              12.2         9.9
Consumer Non-Cyclical                                          13.5        12.3
Energy                                                          9.3         8.5
Financial                                                      21.3        20.1
Independent                                                     1.5         1.6
Industrial                                                      7.6         7.8
Technology                                                     14.0        23.0
Utilities                                                       5.9         5.9
Long-term U.S. Gov't                                            2.8         2.7
Short-term                                                      2.7         5.5

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

"Style Box" Maturity

Fixed Income security maturities represented as short term (less than 4 years), intermediate term (4 - 10 years) and long term (more than 10 years).

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Munder Net50

Objective/Focus

Long-term capital appreciation through investments in stocks of domestic and foreign companies that are engaged in the Internet and Internet related businesses.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

IDEX Munder Net50 commenced operations December 15, 2000, with an objective of long-term capital appreciation. After the technology-heavy NASDAQ Composite Index hit a low on April 4, a mid-month stock market rally was sparked by the Federal Reserve's unexpected interest rate cut on April 18. Gains among technology and Internet-related stocks were widespread, with particularly strong returns generated by Internet security companies and Internet pure plays. Technology spending remains in a recession, with spending on information technology capital goods in the first quarter declining 6.6% on an annual rate. Information technology spending, we think, should remain challenging throughout 2001. The volatility in the marketplace has continued as market participants debate when is the correct time to bid up stock prices in anticipation of a possible spending improvement in 2002.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   AOL Time Warner, Inc.                  6.3%
   Microsoft Corp.                        5.3%
   Qwest Communications
     International, Inc.                  4.6%
   VeriSign, Inc.                         4.6%
   Internet Security Systems, Inc.        4.2%

[GRAPHIC] Performance

For the period ended April 30, 2001, IDEX Munder Net50 underperformed its benchmark, the S&P 500, but outperformed it's benchmark the Inter@active Week Index. Please refer to the Performance Table for further information.

[GRAPHIC] Strategy Review

The fund is focused on companies that have a large market opportunity and defensible business models with leverage or scale. A good example of the type of name we like is AOL Time Warner, our largest holding. We believe the company is uniquely positioned to benefit from growth in consumer demand and has the necessary pricing power in the core content and cable modem businesses. This is especially true given the company's new product initiatives, which include broadband AOL, digital music, home networking, and wireless. The fund also has a relatively heavy weighting in enterprise software companies like Microsoft and Oracle. Microsoft, for its part, has maintained its leadership position, benefiting from new product launches such as Windows XP.

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Software                                30.3%
   Computers                               17.4%
   Communications                          13.0%
   Advertising                              6.9%
   Broadcasting                             6.3%

An area of special focus among the fund's software holdings is Internet security. In our view, protecting corporate infrastructure and securing data is not a discretionary outlay for a business, it is a critical element of managing business operations. We believe that VeriSign, one of the larger positions in the fund, is positioned to develop next generation security services as well as to establish new strategic relationships. Several of our security companies, including VeriSign, Check Point Software, and Internet Security Systems, not only beat estimates for first quarter earnings, but also maintained guidance for the rest of the year. This is a significant accomplishment in one of the most difficult technology environments in years.

In our view, a good opportunity currently exists to add to positions in leading dot-com companies with profitable operations. Our emphasis is on profitable Internet companies that rely on diversified or recurring revenues. Among the fund's holdings in this area are eBay, the dominant on-line auction site and HomeStore.com, a leader in providing real estate related information, products, and services through the Internet.

[GRAPHIC] Outlook

Despite a strong month during April, we expect continued volatility for the foreseeable future. The fundamental outlook for Internet and technology stocks, while poor in the near-term, shows signs of approaching a bottom in the next several months as the Federal Reserve's actions begin to flow through the economy.



/s/ Alan H. Harris
Alan H. Harris
Fund Manager
Munder Capital Management

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 12/15/00 through 4/30/01
Investment less sales charges - $9,452

                                     [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

S&P 500/(1)/ $9,545
Class A $6,647
Inter@ctive/(1)/ $6,330

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                               From               Inception
                                             Inception              Date
--------------------------------------------------------------------------------
Class A (NAV)                                 (29.68)%            12/15/00
Class A (POP)                                 (33.55)%            12/15/00
Inter@ctive/1/                                (36.71)%            12/15/00
S&P 500/1/                                     (4.33)%            12/15/00
Class B (NAV)                                 (29.91)%            12/15/00
Class B (POP)                                 (33.42)%            12/15/00
Class C (NAV)                                 (29.91))%           12/15/00
Class M (NAV)                                 (29.88)%            12/15/00
Class M (POP)                                 (31.27)%            12/15/00
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's Composite Stock (S&P 500) Index and Inter@ctive Week Internet (Inter@ctive) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For the S&P 500 only, Source: Standard & Poor's Micropal/(R)(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                            4/30/01
Consumer Cyclical                              16.7
Financial                                       2.0
Industrial                                      0.4
Technology                                     66.0
Short-Term                                     18.0

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Volatility

The relative rate at which the price of a security moves up and down.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX NWQ Value Equity

Objective/Focus

Maximum total return with minimum risk through investments primarily in common stocks showing above average statistical value and are in fundamentally attractive industries.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

Nearly all investors, we suspect, would like to forget the last several months of stock market performance. March saw even the non-technology stocks finally being dragged down by the problems of the technology and telecommunications sectors. With this capitulation, the S&P 500 crossed into bear territory with a 20% decline from its previous high, while the Dow Jones Average flirted with a 20% loss from its high. But these losses only pale in comparison to the NASDAQ Composite, which had soared so quickly and has fallen even faster. The Federal Reserve has responded to the slowing of economic growth and stock problems by aggressively cutting interest rates by 2.00% over four months and indicating further cuts in the months to come. Treasury bill yields have plummeted from near 6% at year-end to under 4% today, and are likely to be trading between 3% and 3.5% by this summer. Historically, once the Fed has cut interest rates three times in a row, stock market performance has turned positive, with few instances of significant downside risk.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Bank of America Corp.                 3.1%
   Federal National Mortgage
     Association                         3.1%
   Philip Morris Companies, Inc.         2.9%
   FleetBoston Financial Corp.           2.8%
   Wells Fargo & Company                 2.8%

[GRAPHIC] Performance

Value stocks have been strong performers over most of the last year, both on a relative and absolute basis. Over the period, value indices were modestly negative, but the value style of investing has shown the defensive qualities investors historically expect from this investment approach. For the six months ended April 30, 2001, IDEX NWQ Value Equity outperformed its benchmark, the S&P
500. Please see the Performance Table for further information.

[GRAPHIC] Strategy Review

After a long stretch where extreme patience was required to stick with a true value discipline, the rewards of style diversification paid off. Indeed, we believe that the influences are in place to favor a new cycle of superior returns from value investing. Typically, value stocks (including both cyclicals as well as financials) begin to outperform the broader market when the Federal Reserve eases credit to reverse the course of a slowing economy. Historically, improved stock performance can begin even when actual earnings are still in decline. The direct benefit of lower rates and improved economic visibility typically has the greatest positive impact on value-oriented stocks. Historical market data show that past value cycles have lasted for two to eight years. Our belief remains that the fund will have a relative performance tailwind in the period ahead.

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
    Financial - Diversified             11.7%
    Oil Companies - Major                8.1%
    Insurance                            5.6%
    Communications                       5.0%
    Oilfield Equipment and Services      4.2%

[GRAPHIC] Outlook

Looking forward, the road for the economy and financial markets will likely be bumpy. However, these events are part of a normal cycle--the winter before the spring, if you will. As excesses continue to be worked out of the system and valuations return to historical levels, the volatility will diminish. The underpinnings of the U.S. economy continue to remain strong. The Federal budget is in surplus, inflation is low, the dollar remains strong, the central banks around the globe are lowering interest rates, and the U.S. government is business friendly. In addition, increased mortgage refinancing activity brought on by lower interest rates will continue to provide more discretionary income for consumers. This force, along with potential Federal income tax cuts and further interest rate cuts, could create the impetus for a healthy economic recovery.



/s/ Edward C. Friedel
Edward C. Friedel



/s/ Jon Bosse
Jon Bosse
Co-Fund Managers
NWQ Investment Management Company, Inc.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 2/1/97 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

S&P 500/1/ $16,770
Class A $13,775

Average Annual Total Returns for the Period Ended 4/30/01

--------------------------------------------------------------------------------
                                                            From      Inception
                              6 months      1 year        Inception      Date
--------------------------------------------------------------------------------
Class A (NAV)                   9.66%       15.90%          9.29%       2/1/97
Class A (POP)                   3.62%        9.53%          7.84%       2/1/97
S&P 500/1/                      (12.06)%     (12.96)%        13.11%       2/1/97
Class B (NAV)                   9.36%       15.25%          8.65%       2/1/97
Class B (POP)                   4.36%       10.25%          8.47%       2/1/97
Class C (NAV)                   9.36%       15.25%         15.68%      11/1/99
Class M (NAV)                   9.41%       15.32%          8.75%       2/1/97
Class M (POP)                   7.31%       13.17%          8.49%       2/1/97
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 -1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

                                    [GRAPH]

                                             4/30/01          10/31/00
Basic Materials                                  6.9               5.7
Consumer Cyclical                                8.4              10.2
Consumer Non-Cyclical                            6.7               5.8
Energy                                          12.7              15.3
Financial                                       25.5              23.0
Independent                                      4.1               5.1
Industrial                                       6.1               7.0
Technology                                      14.0              13.2
Utilities                                        9.0               6.0
Short-Term                                       6.9               8.6

Investments by Sector as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Value Investing

Value style investing is an approach to identify securities that are undervalued in the present market environment without concentrating too much on future expectations.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Pilgrim Baxter Mid Cap Growth

Objective/Focus

Long-term growth of capital by investing fund assets principally in common stocks of medium capitalization companies.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

The predominant theme weighing on the market across the period was the dramatic slowdown of the economy. As the economy decelerated, consumer confidence slumped and technology sector fundamentals deteriorated considerably. Declining capital expenditures on technology coupled with slower overall business activity prompted many high profile tech companies to warn of earnings shortfalls. These companies were hit by an inventory correction at a speed that surprised most company managements and investors. The effect of this environment is predictable: earnings estimates and price-to-earnings (P/E) ratios go down. The combined effect is greatest where the P/E ratios and earnings expectations are highest, typically growth stocks, and technology stocks in particular. The Federal Reserve's program of interest rate cuts - four half-point reductions during the period - has not yet begun to stimulate the economy. High-growth stocks will continue to be under pressure until investors, convinced that the Fed's actions are reviving the economy, move back toward more aggressive investments.

[GRAPHIC] Performance

For the six months ended April 30, 2001, IDEX Pilgrim Baxter Mid Cap underperformed its benchmark, the Russell Mid Cap Growth Index. Please refer to the Performance Table for further information.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Invitrogen Corp.                        2.9%
   Micromuse, Inc.                         2.6%
   CYTYC Corp.                             2.5%
   Biomet, Inc.                            2.3%
   Check Point Software Technologies,
     Ltd. ADR                              2.3%

[GRAPHIC] Strategy Review

The stock market's decline was very broad during the period, leaving few refuges for investors. This broad downturn largely explains the fund's results. Changes in implied growth rates and risk tend to punish our types of funds more than those that are more broadly diversified and less aggressive. It has been difficult to maintain business momentum in the fund, as one company after another reported slowing business activity. The most notable reaction to the recessionary environment has been a reduction in our technology weightings in favor of increased cash reserves and exposure to less economically sensitive areas like healthcare. However, there is a limit to how large a position one can reasonably take in less cyclical areas. While our energy holdings held up

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Software                                16.2%
   Pharmaceuticals                          9.8%
   Technology - Diversified                 9.1%
   Communications                           8.8%
   Biotechnology                            8.2%

well for most of the period, as the result of continued high prices, we have been gradually decreasing our position in the sector. Going forward, we will remain focused on holding those companies with solid earnings outlooks and the potential to withstand economic uncertainty over the next few months.

[GRAPHIC] Outlook

While the kind of exaggerated market volatility we've experienced is unnerving, we believe it also offers a chance to take advantage of extraordinary investment opportunities at attractive prices. Overall, inflation remains low, interest rates are coming down, and we have an Administration committed to stimulating the economy through monetary and fiscal policies. We believe that the excesses are generally out of many technology stocks, giving investors a good valuation entry point to the sector. We remain optimistic on the long-term prospects of technology--of any industry sector in the marketplace, technology offers the fastest earnings growth rates. Still, until we have more evidence about which companies will survive the downturn, or a broad recovery asserts itself, our technology weighting will likely be below historical levels.

Throughout the difficult months that have passed, we have remained confident in our disciplined investment process, believing in the fundamentals and long-term growth prospects of the companies we hold. At the close of the period, we were encouraged to see our perseverance rewarded, as the results of our approach flourished in April's warmer investment climate. Market conditions may yet decline as certain economic indicators deteriorate further, but monetary easing should soon begin to invigorate the sluggish business environment. We believe the fund is well positioned to benefit from the ensuing growth.



/s/ Gary Pilgrim
Gary Pilgrim
Fund Manager
Pilgrim Baxter & Associates, Ltd.

*Note: Prior to March 21, 2001, Jeffery A. Wrona served as the Fund Manager.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 3/1/99 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Russell MCG/(1)/ $11,912
Class A $11,808

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                           From        Inception
                             6 months       1 year       Inception       Date
--------------------------------------------------------------------------------
Class A (NAV)                (41.33)%      (37.88)%       10.81%        3/1/99
Class A (POP)                (44.56)%      (41.29)%        7.95%        3/1/99
Russell MCG/1/               (27.99)%      (29.47)%        8.38%        3/1/99
Class B (NAV)                (41.66)%      (38.41)%       10.11%        3/1/99
Class B (POP)                (44.58)%      (41.49)%        8.87%        3/1/99
Class C (NAV)                (41.66)%      (38.41)%      (11.37)%      11/1/99
Class M (NAV)                (41.61)%      (38.33)%       10.21%        3/1/99
Class M (POP)                (42.77)%      (39.55)%        9.70%        3/1/99
--------------------------------------------------------------------------------

Notes
/1/ The Russell Mid Cap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
     Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                          4/30/01       10/31/00
Consumer Cyclical                             9.8            8.6
Consumer Non-Cyclical                        20.1            9.9
Energy                                        5.8            8.3
Financial                                     0.6            1.9
Industrial                                    3.1            6.4
Technology                                   54.3           54.3
Short-term                                   20.1           19.1

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Investment Style

Growth reflects companies with the potential to increase earnings faster than other companies. Value reflects companies that are thought to be undervalued (low P/E) relative to their stock price. Blend is a mixture of both philosophies.
                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Pilgrim Baxter Technology

Objective/Focus

Growth of capital through investments in common stocks of small, medium or large capitalization companies that rely extensively on doing business in the technology or communications sectors of the market.

[GRAPHIC]

[GRAPHIC] Market Environment

Across the period, the technology sector continued its pattern of deteriorating business fundamentals that began several quarters ago. Even the Federal Reserve's aggressive monetary policy failed to invigorate the sector. All together, the last six months will likely go down in the financial history books as one of the worst periods of fundamental performance in decades for the technology sector. Disappointing earnings reports and negative pre-announcements were prevalent. Information technology spending by corporations was reduced or deferred due to the uncertain macroeconomic environment. The fundamental deterioration in the sector was rapid, moving from semiconductors to semiconductor capital equipment, to PC and hardware, to telecom services and equipment areas, and then spreading to other industries, including enterprise networking, storage, and software. By the end of the period, no technology sub-sector was immune from the decline.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   QUALCOMM, Inc.                      4.4%
   Nasdaq - 100 Shares                 4.4%
   Cisco Systems, Inc.                 4.3%
   Ciena Corp.                         4.2%
   RF Micro Devices, Inc.              4.1%

[GRAPHIC] Performance

For the six months ended April 30, 2001, IDEX Pilgrim Baxter Technology underperformed its benchmarks, the Soundview Technology Index and the Pacific Stock Exchange High Technology Index. Please refer to the Performance Table for further information.

[GRAPHIC] Strategy Review

We divide the technology group into seven sub-sectors: semiconductor, semiconductor capital equipment, software, services, telecommunications equipment, PC/hardware, and Internet. Over the past six months, we witnessed deteriorating business momentum across all seven sub-sectors. The resulting valuation correction indiscriminately spread throughout the sector, affecting even those companies with relatively strong fundamentals. Although we avoided the major negative earnings surprises during the period, in many cases our stocks were sent lower in sympathy. This ripple effect was particularly severe when an industry bellwether such as Intel or Dell disappointed investors. Furthermore,

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Communications                          26.0%
   Technology - Diversified                15.8%
   Software                                14.0%
   Semiconductors                          12.9%
   Computers                                9.0%

we continued to focus on those companies that met or exceeded expectations and where the fundamentals and growth prospects remained intact. As investors began to witness declining business conditions, valuations became a focal point and a sharp correction swept through the technology sector. Those companies with strong fundamentals and growth prospects, which generally carried higher valuations, were hit hardest.

[GRAPHIC] Outlook

While the environment for technology has certainly challenged even the most stalwart growth investor, we maintain our strong belief in the long-term growth prospects of that sector. More than any other industry, we believe the technology and communications sectors offer investors the best opportunities to find companies growing at above-average rates. While we are somewhat cautious with respect to near-term fundamentals, we continue to be very optimistic regarding technology's long-term prospects. Indeed, we believe the growth drivers in technology continue to remain intact.

Throughout the difficult months that have passed, we have remained confident in our disciplined investment process, believing in the fundamentals and long-term growth prospects of the companies represented in the portfolio. While macroeconomic factors may continue to weigh on the broad market, technology stocks in particular, we do believe that stock prices have discounted a significant portion of the near-term concerns. Furthermore, we believe it is in periods of near-term uncertainty with respect to fundamentals that attractive entry points for long-term investors are created. Monetary easing should soon begin to invigorate the sluggish business environment. We believe the fund is well positioned to benefit from the ensuing growth.



/s/ Michael Ma
Michael Ma
Fund Manager
Pilgrim Baxter & Associates, Ltd.

*Note: Prior to March 21, 2001, Jeffery A. Wrona served as the Fund Manager.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 3/1/00 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

PSEHT/(1)/  $6,593
Soundview/(1)/ $4,463
Class A $2,794

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                        From           Inception
                         6 months        1 year       Inception          Date
--------------------------------------------------------------------------------
Class A (NAV)            (56.39)%       (59.53)%       (64.74)%         3/1/00
Class A (POP)            (58.79)%       (61.76)%       (66.41)%         3/1/00
PSEHT/1/                 (20.75)%       (29.23)%       (34.07)%         3/1/00
Soundview/1/             (44.01)%       (51.91)%       (55.37)%         3/1/00
Class B (NAV)            (56.80)%       (60.05)%       (65.22)%         3/1/00
Class B (POP)            (58.96)%       (62.05)%       (66.41)%         3/1/00
Class C (NAV)            (56.80)%       (60.05)%       (65.22)%         3/1/00
Class M (NAV)            (56.74)%       (59.97)%       (65.15)%         3/1/00
Class M (POP)            (57.60)%       (60.77)%       (65.74)%         3/1/00
--------------------------------------------------------------------------------

Notes
/1/ The Soundview Technology (Soundview) Index and Pacific Stock Exchange High
    Technology (PSEHT) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                       4/30/01       10/31/00
Consumer Cyclical                          5.4            4.2
Financial                                  4.4
Industrial                                 0.7            3.5
Technology                                81.1           83.1
Utilities                                  3.4
Short-term                                 6.1           11.4

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Dollar Cost Averaging

An investment strategy whereby a specific amount of money is invested regularly regardless of market conditions. This allows accumulation of shares gradually, at an average price that often is lower over the long-term than if purchased at one time.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Salomon All Cap

Objective/Focus

Long-term growth of capital by investing fund assets principally in common stocks and convertible securities.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

The U.S. stock market continued to decline this period as the economy slowed sharply and corporate profits followed. The market pattern was by no means linear, however, with the decline interrupted by a brief tech-driven rally in January triggered by a Federal Reserve 50-basis-point rate cut. Prices then resumed their downward trend and finished sharply lower for the first calendar quarter before experiencing a snap-back in April. Continuing a trend in place since March 2000, value stocks sharply outperformed growth companies for the November-April period. The tech-driven NASDAQ meltdown and the weakening U.S. economy triggered negative earnings revisions and sharp stock price declines for many bellwether growth companies in the large-cap benchmarks.

[GRAPHIC] Performance

During the six months ended April 30, IDEX Salomon All Cap strongly outperformed its benchmark, the Russell 3000 Index. Please refer to the Performance Table for further information. Our fundamentally driven style with its emphasis on risk/reward discipline continued to drive relative outperformance, as we avoided many of the market's "landmines" among overpriced growth stocks. In addition, value investing was back in favor, which generated investor interest in many of our holdings in the value category (such as industrial and consumer cyclicals). Key factors in performance

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Safeway, Inc.                          3.5%
   Pepsi Bottling Group, Inc.             3.0%
   HCA - The Healthcare Company           2.9%
   Federated Department Stores, Inc.      2.8%
   Washington Mutual, Inc.                2.7%

attribution were our continued underweighted position in technology (in place since mid-calendar 2000), and stock selection in technology, consumer staples, and healthcare. While stock selection was strong across most sectors, key individual stock performers included Federated Department Stores, Alcoa, Medarex, Inc., Tesoro Petroleum, and Hormel.

[GRAPHIC] Strategy Review

Our overall strategy remained essentially unchanged across the period. We continued to emphasize broad diversification and fundamentally high-quality

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Communications                     9.4%
   Healthcare                         6.1%
   Financial - Diversified            5.2%
   Banks                              4.9%
   Medical Supplies                   4.8%

companies, which helped to dampen performance volatility as well as contribute to long-term outperformance versus benchmark and peers. As is typical, our largest holdings were spread across numerous industries such as consumer cyclicals, staples, financials, healthcare, and telecom. More importantly, top contributing stocks during the fiscal first half were also widely diversified. Whether our style is in favor, like it's been these the last 12 months, or out of favor like it was in 1999, we attempt to apply the fund's investment strategy consistently. It is our philosophy that growth in recurring sales, cash flow, and earnings drives stock prices up over time, and we seek to invest in those companies that have these characteristics. It is our belief that when we are successful at finding these companies the fund can generate attractive long-term performance regardless of the investment flavor of the moment.

[GRAPHIC] Outlook

At this time, we are still awaiting an improvement in reward/risk tradeoffs before making a large additional commitment to individual tech stocks. We continue to overweight telecommunications services stocks, however, in the belief these companies are the fastest growing buyers of technology and will capture the benefit of lower-cost technology purchases. At a more general level, we are less sanguine about a second-half improvement in the U.S. economy than we were in January. Nevertheless, we remain confident that our fundamentally-driven investment style positions us well to generate strong relative performance versus our benchmark and our peers.



/s/ Ross S. Margolies
Ross S. Margolies



/s/ Robert M. Donahue, Jr.
Robert M. Donahue, Jr.
Co-Fund Managers
Salomon Brothers Asset Management Inc

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 3/1/99 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Class A $15,276
Russell 3000/(1)/ $10,643

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                        From           Inception
                       6 months         1 year        Inception          Date
--------------------------------------------------------------------------------
Class A (NAV)            2.68%          11.00%         24.78%           3/1/99
Class A (POP)           (2.97)%          4.90%         21.57%           3/1/99
Russell 3000/1/        (12.41)%        (12.96)%         2.92%           3/1/99
Class B (NAV)            2.38%          10.39%         24.07%           3/1/99
Class B (POP)           (2.62)%          5.39%         22.99%           3/1/99
Class C (NAV)            2.38%          10.39%         23.33%          11/1/99
Class M (NAV)            2.43%          10.48%         24.18%           3/1/99
Class M (POP)            0.40%           8.38%         23.61%           3/1/99
--------------------------------------------------------------------------------

Notes

/1/ The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
     Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                  4/30/01           10/31/00
Basic Materials                       6.4                7.5
Consumer Cyclical                    16.3               15.3
Consumer Non-Cyclical                25.8               25.3
Energy                                6.8                7.9
Financial                            11.4                8.2
Independent                           0.4
Industrial                            2.5                1.4
Technology                           18.1               24.5
Short-Term                           11.5                5.5
Options                               0.2                0.4

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Sales Load

Expressed usually as front-end, back-end or level load. Front-end load is a percentage charged on purchases through the Public Offering Price. Back-end load is a percentage deducted from redemptions. Level load is deducted from fund assets over time.


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX T. Rowe Price Dividend Growth

Objective/Focus

Increasing level of dividend income, long-term capital appreciation, and reasonable current income through investments primarily in dividend-paying common stocks, foreign securities and futures.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

Large-cap stocks fell sharply across the period, although a late rally retraced some of the ground lost earlier. The slowing U.S. economy and a seemingly unending string of earnings warnings in the technology and telecommunications sectors jolted investors. As the economic picture worsened, investors moved out of tech and cyclicals and into more defensive sectors, many of them represented in the fund, including pharmaceuticals and real estate investment trusts ("REITs"). But the markets responded positively to a surprise Federal Reserve half-point rate cut on April 18--the fourth since the beginning of the year-- and growth sectors rebounded. For the six months, however, value far outpaced growth. The large-cap value stocks in the Russell 1000 Value Index lost just 0.14% for the six months, while the Russell 1000 Growth Index plunged 26.43%.

[GRAPHIC] Performance

For the six months ended April 30, 2001, the fund outperformed its benchmark, the S&P 500, by a wide margin. This was largely due to our relative underweighting in technology. Please refer the Performance Table for further information.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   Pfizer, Inc.                           3.0%
   Citigroup, Inc.                        2.9%
   Federal Home Loan Mortgage Corp.       2.4%
   Exxon Mobil Corp.                      2.3%
   American Home Products Corp.           2.1%

[GRAPHIC] Strategy Review

Results were aided by Family Dollar Stores and Target in the retail sector, Philip Morris in consumer products, and Amerada Hess and Chevron in energy. First Data Corp., a leader in electronic commerce and payment services, also contributed positively to returns. On the negative side, technology holdings Nortel Networks, Cisco Systems, and JDS Uniphase, telecommunications stocks SBC Communications and Vodafone, and financial holdings Mellon

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Financial - Diversified                 11.0%
   Oil Companies - Major                    8.3%
   Real Estate                              6.8%
   Pharmaceuticals                          5.8%
   Communications                           4.4%

Financial and Marsh & McLennan hurt performance.

We saw a good opportunity to boost our weighting in the financial sector, initiating positions in FleetBoston Financial and Franklin Resources and adding to Citigroup at an attractive price. We eliminated J.P. Morgan to take advantage of these opportunities in the financial sector. We eliminated Motorola and reduced our position in ALLTEL because of concerns about those companies' fundamentals. We also eliminated Nortel Networks.

[GRAPHIC] Outlook

The Fed's April rate cut has helped to stabilize the stock market, but the rally does not spell an immediate end to the economic slowdown or to Fed easing. The stock sell-off, however, has refocused attention on the kind of fundamentally sound companies we like, and valuations have moved to a level where solid returns are conceivable. In our opinion, the fund's core positions in the financial and healthcare sectors have good upside potential, and while our technology allocation remains low versus the S&P 500, we will increase our tech holdings as opportunities present themselves. We believe that our strategy of owning stocks of companies with strong earnings and dividend growth will provide attractive long-term results.



/s/ Thomas J. Huber
Thomas J. Huber
Fund Manager
T. Rowe Price Associates, Inc.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 3/1/99 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

S&P 500/(1)/ $10,353
Class A $10,141

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                           From     Inception
                                  6 months      1 year  Inception      Date
--------------------------------------------------------------------------------
Class A (NAV)                      (0.50)%       6.96%     3.22%      3/1/99
Class A (POP)                      (5.97)%       1.08%     0.56%      3/1/99
S&P 500/1/                        (12.06)%     (12.96)%    1.62%      3/1/99
Class B (NAV)                      (0.78)%       6.31%     2.59%      3/1/99
Class B (POP)                      (5.74)%       1.31%     1.24%      3/1/99
Class C (NAV)                      (0.78)%       6.31%     2.44%     11/1/99
Class M (NAV)                      (0.74)%       6.41%     2.69%      3/1/99
Class M (POP)                      (2.71)%       4.34%     2.21%      3/1/99
--------------------------------------------------------------------------------

Notes

/1/ The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                       4/30/01         10/31/00
Basic Materials                                            1.5              2.0
Consumer Cyclical                                         13.5              9.4
Consumer Non-Cyclical                                     15.6             17.8
Energy                                                     9.8              8.4
Financial                                                 28.4             29.7
Independent                                                1.7              1.2
Industrial                                                 7.9              6.2
Technology                                                15.3             17.4
Utilities                                                  2.4              2.4
Short-term                                                 4.8              5.2

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Yield

The percentage rate of return attributed to dividends or interest earned on an investment.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX T. Rowe Price Small Cap

Objective/Focus

Long-term growth of capital by investing in common stocks of small-cap growth companies and stock index futures.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

Stocks dropped across the period amid continued profit warnings, especially in the technology and telecom sectors. Technology spending in areas such as software and consulting slowed dramatically, causing companies to retrench. Since the beginning of the year, the Federal Reserve Board ("Fed") has attempted to counter the rapidly slowing economy with four half-point rate cuts aimed at warding off recession. Markets responded positively to the first rate cut--a surprise inter-meeting move in January--by rotating back into tech stocks, but stocks soon resumed their downward course. Value stocks of all sizes generally outperformed growth stocks until late in the period. The Fed then surprised the markets again with a rate cut on April 18, sparking a rally in growth sectors.

[GRAPHIC] Performance

For the six months ended April 30, 2001, the fund underperformed its benchmark, the Russell 2000 Index. Please refer to the Performance Table for further information.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   CYTYC Corp.                            0.8%
   UTI Energy Corp.                       0.8%
   Cabot Oil & Gas Corp.                  0.8%
   Marine Drilling Companies, Inc.        0.8%
   King Pharmaceuticals, Inc.             0.8%

[GRAPHIC] Strategy Review

Heavy exposure to technology hurt performance, and companies associated with communications and networking were particularly hard hit. For example, Polycom, Natural MicroSystems, and Plantronics were among the fund's worst performers. Biotechnology related companies, including Techne Corp. and Molecular Devices, also suffered during the period.

Among the better performers, Quiksilver, Inc. in apparel retail was a strong positive contributor to results. UTI Energy was among the fund's largest positive contributors over the six months. In the fourth quarter 2000, we bought a number of hard-hit semiconductor capital equipment companies. Brooks Automation, for example, was added in November and had a

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Software                             9.4%
   Biotechnology                        5.8%
   Consumer Services                    5.4%
   Electronic Components and
     Equipment                          5.2%
   Pharmaceuticals                      5.1%

strong first quarter, as did Varian Semiconductor Equipment. Software maker THQ, Inc., which develops computer games, and restaurant operator CEC Entertainment, Inc. also contributed positively to results.

[GRAPHIC] Outlook

The Fed's April rate cut helped to stabilize the stock market, but the rally does not spell an immediate end to the economic slowdown or to Fed easing. However, the bear market has relieved much of the speculative excess from stocks. We believe that valuations in our holdings look compelling on both an absolute and relative basis. During the past few months, investor sentiment has been quite negative and many sectors have been sold indiscriminately. The premium valuations normally given to the strongest companies have diminished, giving us the opportunity to own stocks of the best companies with the brightest outlooks at reasonable prices. As investors have pulled out of stocks, cash has built up in money market funds that could provide fuel for a stock market upturn once the fundamental picture starts to improve. The fund remains highly diversified and fully invested.



/s/ Paul W. Wojcik
Paul W. Wojcik
Fund Manager
T. Rowe Price Associates, Inc.

*Note: Prior to December 2000, Richard T. Whitney served as Fund Manager.

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 3/1/99 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Russell 2000/(1)/ 12,714
Class A $10,882

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                       From          Inception
                          6 months       1 year      Inception          Date
--------------------------------------------------------------------------------
Class A (NAV)             (14.51)%      (18.25)%       6.73%           3/1/99
Class A (POP)             (19.21)%      (22.74)%       3.98%           3/1/99
Russell 2000/1/            (1.77)%       (2.86)%      11.74%           3/1/99
Class B (NAV)             (14.84)%      (18.85)%       6.07%           3/1/99
Class B (POP)             (19.10)%      (22.91)%       4.77%           3/1/99
Class C (NAV)             (14.84)%      (18.85)%       2.37%          11/1/99
Class M (NAV)             (14.79)%      (18.76)%       6.17%           3/1/99
Class M (POP)             (16.48)%      (20.37)%       5.68%           3/1/99
--------------------------------------------------------------------------------

Notes
/1/ The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
     Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risks and volatility.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                           4/30/01     10/31/00
Basic Materials                                                2.0          1.2
Consumer Cyclical                                             16.2         11.5
Consumer Non-Cyclical                                         18.0         15.0
Energy                                                         6.7          4.0
Financial                                                      8.7          6.9
Industrial                                                     8.5         11.2
Technology                                                    37.8         47.1
Utilities                                                      0.6          0.5
Short-term                                                     1.8          2.5

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Capitalization

Capitalization, usually referred to as "cap", is the total market value of a company's outstanding shares. Small cap is typically less than $1.5 billion, mid cap is $1.5 - $10 billion and large cap is more than $10 billion.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Transamerica Equity

Objective/Focus

Long-term growth by investing in domestic common stocks of companies which are considered to be undervalued in the stock market.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

To say the least, the period marked a very trying time for stock market investors. The carnage that began when the dot-com bubble burst one year ago bled over into well-established NASDAQ stocks, and then this past fall, even big name, non-tech large-cap stocks were under assault. Relief arrived on January 4th, 2001 with the first of a succession of Federal Reserve Board ("Fed") interest rate reductions. The Fed's move to cut short-term interest rates is bullish for the stock market and the economy. Capital should flow more evenly between industries instead of concentration in the technology and telecommunications sectors.

[GRAPHIC] Performance

For the six months ended April 30, 2001, the fund underperformed its benchmark, the S&P 500. Please refer to the Performance Table for additional information. In addition to growth stocks in general, technology stocks hurt relative performance as more traditional industries fared better in the stock market.



Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   First Data Corp.                    5.9%
   Comcast Corp. Class A               5.0%
   CVS Corp.                           4.6%
   Safeway, Inc.                       4.4%
   State Street Corp.                  3.9%

[GRAPHIC] Strategy Review

One thing to keep in mind about bear markets is that, simply stated, they end. In fact, bear markets historically have been of significantly shorter duration than bull markets. We believe that we have already passed through the deepest trough of the present bear market, and know that when bear markets end, some companies emerge from them even stronger. Our investment strategy remains the same: to continue to seek out the strongest companies in attractive industries that are using this difficult economic environment to press their competitive advantage. The companies that fit this profile are ones which continue to make capital expenditure and research and development investments. Doing so will enable them to gain more dominance over their competitors, particularly those who scale back their investments during the economic slowdown.

We see many of our companies working hard to make themselves competitively fit as they emerge from this economic downturn. For example, Microsoft will bring a new operating system in Windows XP, Intel

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Broadcasting                            12.3%
   Financial - Diversified                 11.1%
   Banks                                   11.0%
   Computers                               10.6%
   Communications                           9.7%

will bring on new low-cost manufacturing technologies, and Dell Computer is using their low-cost production model to take share during these difficult times. We see First Data Corp., our top holding, consolidating their market share in international wire transfer markets with new launches in China, India, and the Mexican corridor. Our cable companies, Comcast and Cox Communications, have increased their capital expenditure programs and are taking share relative to other broadband providers such as the large telecomm companies offering digital subscriber line service. UPS continues to expand their unparalleled transportation network in the face of a difficult environment, making it extraordinarily hard for Federal Express or any other competitor to catch up. We see our retail companies, CVS Corp. and Safeway, continuing to remodel, relocate and build new stores to enhance their already competitively advantaged storebase. The examples are many, but the result is always the same. The businesses we own are tough to compete against. Our companies should emerge stronger from this economic setback, as should our portfolio of "masterpiece" businesses.

[GRAPHIC] Outlook

Since January 2001, the Fed has decreased interest rates four times, creating a substantially more accommodative environment for the stock market to recuperate. Capital is now less expensive for businesses to fund research and development, inflation is benign, and the speculative bubble has burst. While the economy still needs to find its stride, we believe the stock markets have seen the worst. In light of the likelihood of a further interest rate reduction and improving market dynamics, our expectation is that investors will begin to look past the recent raft of low earnings estimates to the likelihood of brighter days ahead.



/s/ Jeffrey S. Van Harte
Jeffrey S. Van Harte



/s/ Gary U. Rolle
Gary U. Rolle
Co-Fund Managers
Transamerica Investment Management, LLC

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 3/1/00 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                          From      Inception
                               6 months      1 year     Inception      Date
--------------------------------------------------------------------------------
Class A (NAV)                  (19.89)%     (20.32)%     (16.15)%     3/1/00
Class A (POP)                  (24.30)%     (24.71)%     (20.11)%     3/1/00
S&P 500/1/                     (12.06)%     (12.96)%      (6.31)%     3/1/00
Class B (NAV)                  (20.23)%     (20.83)%     (16.75)%     3/1/00
Class B (POP)                  (24.22)%     (24.79)%     (19.61)%     3/1/00
Class C (NAV)                  (20.23)%     (20.83)%     (16.75)%     3/1/00
Class M (NAV)                  (20.18)%     (20.75)%     (16.66)%     3/1/00
Class M (POP)                  (21.77)%     (22.33)%     (18.08)%     3/1/00
--------------------------------------------------------------------------------

Notes
/1/ The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                                     [GRAPH]

                                                     4/30/01           10/31/00
Basic Materials                                          0.6                0.6
Consumer Cyclical                                       22.9               17.6
Consumer Non-Cyclical                                   15.4               13.6
Financial                                               25.5               16.0
Industrial                                                                  2.9
Technology                                              29.9               44.0
Utilities                                                                   1.8
Short-term                                               5.3                5.2

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Automatic Investment Plan

With the Automatic Investment Plan, money is regularly invested into a shareholder's fund account electronically from their bank account, taking advantage of dollar cost averaging.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

IDEX Transamerica Small Company

Objective/Focus

Long-term growth by investing principally in equity securities such as common and preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small companies.

Investment Focus

[GRAPHIC]

[GRAPHIC] Market Environment

Conditions this period were mixed as corporate profits decelerated in the slowing economy. Record capital raising throughout the 1990's created an aggregate spending level that was unsustainably high. In effect, Wall Street created too many companies and too much productive capacity, particularly in the communications and information technology sectors. This supply excess depressed returns in those sectors and share prices declined as a result. The decline in asset prices also fed a broader economic slowing as both corporations and consumers cut back on spending. To counteract these contractionary effects, the Federal Reserve reduced interest rates four times between January and April. As investors grew more confident that the rate reductions would help alleviate some recession forces, the markets turned upward in April. Equity markets typically recover before the overall economy as investors anticipate an upturn.

Five Largest Holdings (% of Net Assets)
--------------------------------------------------------------------------------
   VeriSign, Inc.                    5.7%
   Techne Corp.                      5.7%
   Moody's Corp.                     5.4%
   QLogic Corp.                      4.8%
   Symyx Technologies, Inc.          4.5%

[GRAPHIC] Performance

For the six months ended April 30, 2001, IDEX Transamerica Small Company underperformed its benchmark, the Russell 2000. Please refer to the Performance Table for additional information. While the shares of some of the companies we invest in may underperform for any one time period, we are confident that each holding is well positioned to create shareholder value over time. We believe in sticking with high quality companies identified in our research and not trading down to a lower quality business that may outperform for a short period. Our strong performance during the month of April shows that sticking with quality is the right strategy, as these businesses were the ones that rebounded most sharply.

[GRAPHIC] Strategy Review

Our philosophy is to invest in companies with strong management and good assets in an area of positive change. These are businesses that are competitively advantaged, and therefore create strong shareholder value. The fundamental strength of their business models allows them to sustain a tougher economic environment, while weaker competitors fail.

Top Five Industries (% of Net Assets)
--------------------------------------------------------------------------------
   Consumer Services                13.0%
   Technology - Industrial          11.8%
   Computers                         7.7%
   Communications                    6.1%
   Advanced Medical Devices          5.6%

We also seek to invest in secularly growing industries that are expanding more rapidly than the overall economy. The fund is diversified among the leaders in such growing industries, and we feel that this underlying growth provides the greatest opportunity for shareholder value creation. In December and January, we reduced some technology holdings as the fundamentals of that sector became more challenging. Those assets were re-deployed into companies with strong business models and attractive valuations, several of which have performed strongly, including C.H. Robinson in transportation. Other strong performers over the period included Moody's Corp., Symyx Technologies, and VeriSign. In each case, the market provided an opportunity for us to invest in a good business, at an attractive price.

[GRAPHIC] Outlook

Interest rate reductions are presently at work to spur the health of the economy. Inflation remains benign, and the speculation that drove the markets to excessive valuations has been eliminated. These conditions present a favorable environment for high quality businesses with strong fundamentals. History has shown that investment in the stocks of quality businesses after a major market correction has produced returns in excess of other asset classes. Further, no economic decline in the United States since 1930 has lasted more than two years, and markets typically recover before the economy. Our outlook therefore is positive for the companies we identify through research. We believe our focus on high quality businesses in areas of positive change best positions IDEX Transamerica Small Company for value creation.



/s/ Christopher J. Bonavico
Christopher J. Bonavico



/s/ Timothy S. Gaumer
Timothy S. Gaumer
Co-Fund Managers
Transamerica Investment Management, LLC

IDEX Mutual Funds
Semi-Annual Report 2001

Growth of $10,000
Inception of 3/1/00 through 4/30/01
Investment less sales charges - $9,452

                                    [GRAPH]

This graph compares the 4/30/01 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Russell 2000/(1)/ $8,518
Class A $4,848

Average Annual Total Returns for the Period Ended 4/30/01
--------------------------------------------------------------------------------
                                                        From          Inception
                           6 months         1 year    Inception          Date
--------------------------------------------------------------------------------
Class A (NAV)              (41.13)%        (40.13)%   (43.56)%         3/1/00
Class A (POP)              (44.37)%        (43.43)%   (46.22)%         3/1/00
Russell 2000/1/             (1.77)%         (2.86)%   (12.76)%         3/1/00
Class B (NAV)              (41.47)%        (40.63)%   (44.08)%         3/1/00
Class B (POP)              (44.40)%        (43.60)%   (46.00)%         3/1/00
Class C (NAV)              (41.47)%        (40.63)%   (44.08)%         3/1/00
Class M (NAV)              (41.42)%        (40.56)%   (44.00)%         3/1/00
Class M (POP)              (42.59)%        (41.74)%   (44.95)%         3/1/00
--------------------------------------------------------------------------------

Notes
/1/ The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
     Standard & Poor's Micropal/(R)//(C)/ Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risks and volatility. This fund is currently heavily weighted in technology stocks, which also involve greater risks and volatility, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                                    [GRAPH]

                                                            4/30/01    10/31/00
Basic Materials                                                 0.6         0.6
Consumer Cyclical                                              22.9        17.6
Consumer Non-Cyclical                                          15.4        13.6
Financial                                                      25.5        16.0
Industrial                                                                  2.9
Technology                                                     29.9        44.0
Utilities                                                                   1.8
Short-term                                                      5.3         5.2

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Cost Basis
The "cost basis" of mutual fund shares is generally the amount paid for them, including all reinvested distributions. Whenever shares are sold from a taxable account, the cost basis is deducted from proceeds to determine the realized gain or loss, which must be reported on your income tax return.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

Preface to the Schedules of Investments

This schedule provides a complete listing of each fund's holdings at period end.

For all funds except IDEX GE International Equity, IDEX Janus Global, IDEX Great Companies Global/2/, IDEX Gabelli Global Growth, IDEX American Century International, and IDEX Federated Tax Exempt, positions are grouped together first by asset type, then by sector, then by basic industry. Within an industry, securities are listed alphabetically.

IDEX GE International Equity, IDEX Great Companies Global/2/, IDEX Gabelli Global Growth, IDEX American Century International, and IDEX Janus Global positions are grouped first according to country, then by asset type and finally, the securities are listed alphabetically.

IDEX Federated Tax Exempt invests in municipal securities, which are more meaningfully categorized by state. Within each state, securities are listed alphabetically. For purposes of simplicity, sectors and industries are not included as grouping levels for these funds.

Please refer to the graphics presented on these two pages for more detailed explanations.

                                   [GRAPHIC]

Value - The market value on the last day of the period

Shares/Principal - The quantity of the position held

Asset Type - Common Stocks, Convertible's, Bonds and Short-Term

Sector - Broad-based industry grouping

Industry - The primary industry of the listed security

Investments - The legal description of the position

This section lists all open Forward Foreign Currency Contracts ("FEC's"). FEC's are often opened to hedge currency exposure involved with the purchase or sale of a non-U.S. dollar denominated security. Purchases and sales of non-U.S. securities are generally denominated and settled in the currency of their country of issue.

In addition to offsetting purchases and sales, FEC's can be entered into to hedge another country's currency. Refer to the fund's prospectus for specifics. Notional Amount refers to the quantity of foreign currency listed under Description. The U.S. dollar equivalent, as valued at period end, is listed under Value.

IDEX Mutual Funds
Semi-Annual Report 2001

Countries - The country of origin and place of settlement of the position held


Asset Type


                                    [GRAPHIC]



Asset Type

State - The state in which the bond was issued

Security Description - Lists the municipality, type (Revenue or General Obligation bond)*, the coupon rate, maturity and credit rating (S&P/Moody's) of the bond

                                   [GRAPHIC]




 * Revenue Bond - issues backed by the ability of the issuer to earn income from a particular project.

 * General Obligation Bond - issues backed by the full faith, credit and taxing power of the issuer.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX AEGON INCOME PLUS

---------------------------------------------------------------------------------------
 Description                                              Principal         Value
---------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS (83.1%)
Basic Materials (2.2%)
----------------------
 Mining - Diversified
 Scotia Pacific Company Series B 7.110% 7-20-2028      $     2,000,000 $     1,826,100
                                                                       ---------------

Consumer, Cyclical (9.2%)
-------------------------
 Airlines (1.7%)
 Piedmont Aviation, Inc. 10.100% 5-13-2007                   1,048,000       1,034,659
 USAir, Inc. 10.800% 1-1-2005                                  400,000         404,796
                                                                       ---------------
                                                                             1,439,455
                                                                       ---------------
 Auto Parts and Equipment (2.9%)
 Arvin Industries, Inc. 6.750% 3-15-2008                     3,000,000       2,455,890
                                                                       ---------------

 Publishing (2.7%)
 Golden Books Publishing, Inc. 14.250% 12-31-2004            1,497,587         359,421
 World Color Press, Inc. 7.750% 2-15-2009                    2,000,000       1,939,460
                                                                       ---------------
                                                                             2,298,881
                                                                       ---------------
 Retailers - Apparel (1.9%)
 Neiman Marcus Group, Inc. 7.125% 6-1-2028                   2,000,000       1,608,240
                                                                       ---------------

Consumer, Non-Cyclical (9.9%)
-----------------------------
 Food - Other (6.2%)
 Nash Finch Company 8.500% 5-1-2008                          2,500,000       2,275,000
 Ralston Purina Company 9.250% 10-15-2009                    2,450,000       2,892,409
                                                                       ---------------
                                                                             5,167,409
                                                                       ---------------
 Food Retailers (2.0%)
 Great Atlantic & Pacific Tea, Inc. 7.700% 1-15-2004         2,000,000       1,660,000
                                                                       ---------------

 Medical Supplies (1.7%)
 C. R. Bard, Inc. 6.700% 12-1-2026                           1,500,000       1,483,470
                                                                       ---------------

Energy (3.5%)
-------------
 Oil Drilling (2.5%)
 Louisiana Land Exploration Company 7.625% 4-15-2013         2,000,000       2,111,260
                                                                       ---------------

 Oilfield Equipment and Services (1.0%)
 McDermott International, Inc. 9.375% 3-15-2002              1,000,000         790,000
                                                                       ---------------

Financial (22.6%)
-----------------
 Banks (6.2%)
 BankBoston Capital Trust Corp. 8.250% 12-15-2026            3,000,000       2,968,380
 HSBC Capital Funding LP 144A 9.547% 12-29-2049              2,000,000       2,255,000
                                                                       ---------------
                                                                             5,223,380
                                                                       ---------------
 Diversified (9.0%)
 Charter Communications Holdings LLC 0.000% 4-1-2011^        1,000,000         712,500
 Charter Communications Holdings LLC 8.625% 4-1-2009         1,000,000         975,000
 Chase Capital Corp. 7.286% 3-1-2027                         3,000,000       2,773,980
 First Security Capital Trust Corp. 8.410% 12-15-2026        2,000,000       2,055,500
 HVB Funding Trust III 144A 9.000% 10-22-2031                1,000,000       1,040,000
                                                                       ---------------
                                                                             7,556,980
                                                                       ---------------
 Savings & Loans (4.9%)
 GS Escrow Corp. 7.125% 8-1-2005                             2,000,000       1,931,600
 Peoples Bank 7.200% 12-1-2006                               2,300,000       2,211,312
                                                                       ---------------
                                                                             4,142,912
                                                                       ---------------
 Securities Brokers (2.5%)
 Lehman Brothers Holdings, Inc. 7.875% 11-1-2009             2,000,000       2,099,940
                                                                       ---------------

Industrial (16.0%)
------------------
 Containers and Packaging (3.2%)
 Owens-Illinois, Inc. 7.150% 5-15-2005                       2,000,000       1,650,000
 Stone Container Corp. 12.580% 8-1-2016                      1,000,000       1,060,000
                                                                       ---------------
                                                                             2,710,000
                                                                       ---------------
 Factory Equipment (2.0%)
 Columbus Mckinnon Corp. 8.500% 4-1-2008                     2,000,000       1,640,000
                                                                       ---------------

 Other Industrial Services (8.3%)
 Allied Waste Industries, Inc. 10.000% 8-1-2009              2,000,000       2,060,000
 PDVSA Finance, Ltd. 6.450% 2-15-2004                        3,000,000       2,887,980
 Petroleum Geo-Services ASA 6.625% 3-30-2008                 2,300,000       2,025,241
                                                                       ---------------
                                                                             6,973,221
                                                                       ---------------

----------------------------------------------------------------------------------------
 Description                                               Principal         Value
----------------------------------------------------------------------------------------
 Railroads (2.5%)
 The Kansas City Southern Railway Company
   9.500% 10-1-2008                                     $     2,000,000 $     2,100,000
                                                                        ---------------

Technology (9.6%)
-----------------
 Aerospace/Defense (3.6%)
 AAR Corp. 7.250% 10-15-2003                                  2,000,000       2,053,320
 BE Aerospace, Inc. 8.000% 3-1-2008                           1,000,000         960,000
                                                                        ---------------
                                                                              3,013,320
                                                                        ---------------
 Communications (4.8%)
 KPNQwest NV NYRS 8.125% 6-1-2009                             2,000,000       1,660,000
 Level 3 Communications, Inc. 9.125% 5-1-2008                 2,000,000       1,290,000
 XO Communications, Inc. 0.000% 6-1-2009^                     4,000,000       1,080,000
                                                                        ---------------
                                                                              4,030,000
                                                                        ---------------
 Diversified (1.2%)
 Time Warner Telecommunications, Inc. 10.125% 2-1-2011        1,000,000       1,000,000
                                                                        ---------------

Utilities (10.1%)
-----------------
 Electric (8.2%)
 Allegheny Energy Supply 144A 7.800% 3-15-2011                2,000,000       1,942,080
 Avista Corp. 144A 9.750% 6-1-2008                            2,000,000       2,055,000
 Calpine Corp. 7.750% 4-15-2009                               2,000,000       1,900,500
 The AES Corp. 8.500% 11-1-2007                               1,000,000         980,000
                                                                        ---------------
                                                                              6,877,580
                                                                        ---------------
 Telephone (1.9%)
 McLeodUSA, Inc. 8.375% 3-15-2008                             1,000,000         780,000
 McLeodUSA, Inc. 9.250% 7-15-2007                             1,000,000         800,000
                                                                        ---------------
                                                                              1,580,000
                                                                        ---------------

Total Non-Convertible Corporate Bonds (cost $74,154,978)                     69,788,038
                                                                        ---------------

COLLATERALIZED MORTGAGE OBLIGATION (2.5%)
Financial
---------
 Real Estate
 Aetna Commercial Mortgage Trust
   7.230% 1-15-2028 (cost $2,039,763)                         2,000,000       2,058,511
                                                                        ---------------

LONG-TERM GOVERNMENT BONDS (1.1%)
Foreign Governments
-------------------
 Republic of Colombia 9.750% 4-23-2009
   (cost $909,615)                                            1,000,000         893,340
                                                                        ---------------

----------------------------------------------------------------------------------------
 Description                                                Shares           Value
----------------------------------------------------------------------------------------
COMMON STOCK (0.0%)
Consumer, Cyclical
------------------
 Publishing
 Golden Books Publishing, Inc. * (cost $168,425)                 63,750 $         5,993
                                                                        ---------------

CONVERTIBLE PREFERRED STOCK (3.0%)
Consumer, Cyclical (0.9%)
-------------------------
 Publishing
 PRIMEDIA, Inc.                                                  10,000         777,500
                                                                        ---------------

Financial (2.1%)
----------------
 Real Estate
 Duke-Weeks Realty Corp.                                         40,000       1,755,000
                                                                        ---------------

Total Convertible Preferred Stock (cost $3,002,000)                           2,532,500
                                                                        ---------------

----------------------------------------------------------------------------------------
 Description                                               Principal         Value
----------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (8.4%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   4.000% 5-1-2001 (cost $7,033,942)                    $     7,033,942 $     7,033,942
                                                                        ---------------

Total Investments (98.1%) (cost $87,308,723)                                 82,312,324
                                                                        ---------------

Other Assets In Excess of Liabilities (1.9%)                                  1,601,729
                                                                        ---------------
Net Assets (100.0%)                                                     $    83,914,053
                                                                        ===============

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX ALGER AGGRESSIVE GROWTH


--------------------------------------------------------------------------------
 Description                                          Shares         Value
--------------------------------------------------------------------------------
COMMON STOCK (87.9%)
Consumer, Cyclical (21.3%)
--------------------------
 Broadcasting (4.5%)
 AOL Time Warner, Inc. *                                121,500 $     6,135,750
 Comcast Corp. Class A *                                120,500       5,291,155
                                                                ---------------
                                                                     11,426,905
                                                                ---------------
 Retailers - Broadline (5.8%)
 Target Corp.                                           159,300       6,125,085
 Wal-Mart Stores, Inc.                                  167,900       8,687,146
                                                                ---------------
                                                                     14,812,231
                                                                ---------------
 Retailers - Drug Based (2.0%)
 Cardinal Health, Inc.                                   73,800       4,974,120
                                                                ---------------

 Retailers - Specialty (9.0%)
 Best Buy Company, Inc. *                                49,400       2,719,470
 eBay, Inc. *                                           194,200       9,803,216
 Home Depot, Inc.                                       196,600       9,259,860
 Toys R Us, Inc. *                                       40,700       1,009,360
                                                                ---------------
                                                                     22,791,906
                                                                ---------------
Consumer, Non-Cyclical (15.8%)
------------------------------
 Food Retailers (3.0%)
 Safeway, Inc. *                                        139,200       7,558,560
                                                                ---------------

 Medical Supplies (5.6%)
 American Home Products Corp.                           136,600       7,888,650
 Baxter International, Inc.                              68,650       6,257,448
                                                                ---------------
                                                                     14,146,098
                                                                ---------------
 Pharmaceuticals (7.2%)
 AmeriSource Health Corp. Class A *                      63,700       3,439,800
 Celgene Corp. *                                         49,600         876,432
 Eli Lilly and Company                                   83,100       7,063,500
 IDEC Pharmaceuticals Corp. *                            18,400         905,280
 Pfizer, Inc.                                           139,000       6,018,700
                                                                ---------------
                                                                     18,303,712
                                                                ---------------
Energy (2.2%)
-------------
 Oil Drilling
 Nabors Industries, Inc. *                               47,000       2,802,140
 Transocean Sedco Forex, Inc.                            50,100       2,719,428
                                                                ---------------
                                                                      5,521,568
                                                                ---------------
Financial (20.4%)
-----------------
 Banks (2.7%)
 State Street Corp.                                      21,000       2,179,380
 The Bank of New York                                    94,900       4,763,980
                                                                ---------------
                                                                      6,943,360
                                                                ---------------
 Diversified (7.6%)
 Citigroup, Inc.                                        233,583      11,480,604
 Marsh & McLennan Companies, Inc.                        73,300       7,069,052
 Stilwell Financial, Inc.                                25,400         748,538
                                                                ---------------
                                                                     19,298,194
                                                                ---------------
 Insurance (3.8%)
 American International Group, Inc.                     117,100       9,578,780
                                                                ---------------

 Securities Brokers (6.3%)
 Charles Schwab Corp.                                   150,400       2,977,920
 Merrill Lynch & Company, Inc.                           87,000       5,367,900
 Morgan Stanley, Dean Witter, Discover and Company      124,550       7,820,495
                                                                ---------------
                                                                     16,166,315
                                                                ---------------
Independent (2.1%)
------------------
 Conglomerate
 Philip Morris Companies, Inc.                          108,000       5,411,880
                                                                ---------------

Industrial (8.1%)
-----------------
 Diversified (6.0%)
 General Electric Company                               205,250       9,960,783
 Tyco International, Ltd.                                99,400       5,304,978
                                                                ---------------
                                                                     15,265,761
                                                                ---------------

--------------------------------------------------------------------------------------
 Description                                             Shares           Value
--------------------------------------------------------------------------------------
 Technology (1.5%)
 Waters Corp.                                                 71,400 $     3,727,080
                                                                     ----------------

 Other Industrial Services (0.6%)
 Genzyme Corp. *                                              14,900       1,623,653
                                                                     ----------------

Technology (16.3%)
------------------
 Aerospace/Defense (2.9%)
 General Dynamics Corp.                                       59,260       4,567,761
 United Technologies Corp.                                    37,000       2,888,960
                                                                     ----------------
                                                                           7,456,721
                                                                     ----------------
 Biotechnology (3.2%)
 Amgen, Inc. *                                               131,150       8,018,511
                                                                     ----------------

 Communications (4.2%)
 Amdocs, Ltd. *                                               70,000       4,123,000
 Cisco Systems, Inc. *                                       230,500       3,913,890
 Openwave Systems, Inc. *                                     79,250       2,742,843
                                                                     ----------------
                                                                          10,779,733
                                                                     ----------------
 Computers (2.2%)
 EMC Corp. *                                                  62,450       2,473,020
 Sun Microsystems, Inc. *                                    183,000       3,132,960
                                                                     ----------------
                                                                           5,605,980
                                                                     ----------------
 Software (3.8%)
 Intuit, Inc. *                                               99,600       3,191,184
 Microsoft Corp. *                                            96,500       6,537,875
                                                                     ----------------
                                                                           9,729,059
                                                                     ----------------
Utilities (1.7%)
----------------
 Electric
 Calpine Corp. *                                              45,400       2,587,346
 Duke Energy Corp.                                            40,000       1,870,400
                                                                     ----------------
                                                                           4,457,746
                                                                     ----------------

Total Common Stock (cost $233,517,528)                                   223,597,873
                                                                     ----------------

CONVERTIBLE PREFERRED STOCK (3.8%)
Technology
----------
 Diversified
 Nokia Corp. OY ADR (cost $10,510,359)                       279,300       9,549,267
                                                                     ----------------

--------------------------------------------------------------------------------------
 Description                                           Principal          Value
--------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (8.3%)
Time Deposit (1.3%)
-------------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.250% 5-1-2001                                  $      3,237,461 $     3,237,461
                                                                     ----------------

United States Government Agencies (7.0%)
----------------------------------------
 Federal Farm Credit Bank
   4.260% 5-30-2001                                        2,000,000       1,993,137
 Federal Home Loan Bank
   4.240% 5-29-2001                                       10,000,000       9,967,022
   4.750% 5-8-2001                                         6,000,000       5,994,458
                                                                     ----------------
                                                                          17,954,617
                                                                     ----------------

Total Short-Term Securities (cost $21,192,078)                            21,192,078
                                                                     ----------------

Total Investments (100.0%) (cost $265,219,965)                           254,339,218
                                                                     ----------------

Liabilities In Excess of Other Assets (0.0%)                                 (10,897)
                                                                     ----------------
Net Assets (100.0%)                                                  $   254,328,321
                                                                     ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INCOME & GROWTH



-------------------------------------------------------------------
 Description                                Shares      Value
-------------------------------------------------------------------
COMMON STOCK (90.7%)
Basic Materials (1.8%)
----------------------
 Chemicals (0.9%)
 Eastman Chemical Company                       66 $         3,514
 FMC Corp. *                                    30           2,150
 Lyondell Chemical Company                     180           2,828
                                                   ---------------
                                                             8,492
                                                   ---------------
 Forest Products (0.5%)
 Weyerhaeuser Company                           85           4,805
                                                   ---------------

 Mining - Diversified (0.2%)
 Inco, Ltd. *                                  105           1,905
                                                   ---------------

 Paper Products (0.2%)
 Bowater, Inc.                                  20             970
 International Paper Company                    25             980
                                                   ---------------
                                                             1,950
                                                   ---------------
Consumer, Cyclical (10.7%)
--------------------------
 Advertising (0.2%)
 Omnicom Group, Inc.                            15           1,318
 TMP Worldwide, Inc. *                          10             482
                                                   ---------------
                                                             1,800
                                                   ---------------
 Airlines (0.0%)
 AMR Corp. *                                     5             191
 Delta Air Lines, Inc.                           5             220
                                                   ---------------
                                                               411
                                                   ---------------
 Auto Manufacturers (0.8%)
 Ford Motor Company                            260           7,665
                                                   ---------------

 Auto Parts and Equipment (0.3%)
 Cooper Tire & Rubber Company                   54             650
 Johnson Controls, Inc.                         15           1,086
 Lear Corp. *                                   34           1,224
                                                   ---------------
                                                             2,960
                                                   ---------------
 Broadcasting (2.4%)
 AOL Time Warner, Inc. *                       325          16,413
 Comcast Corp. Class A *                       130           5,708
                                                   ---------------
                                                            22,121
                                                   ---------------
 Consumer Electronics (0.1%)
 RadioShack Corp.                               15             459
 Whirlpool Corp.                                 5             279
                                                   ---------------
                                                               738
                                                   ---------------
 Entertainment (1.6%)
 Carnival Corp.                                 70           1,855
 Eastman Kodak Company                           5             218
 International Game Technology *                20           1,119
 The Walt Disney Company                       390          11,797
                                                   ---------------
                                                            14,989
                                                   ---------------
 Lodging (0.1%)
 Starwood Hotels & Resorts Worldwide, Inc.      15             541
                                                   ---------------

 Footwear (0.0%)
 Reebok International, Ltd. *                   16             410
                                                   ---------------

 Home Construction (0.4%)
 Centex Corp.                                   10             431
 KB Home                                        37           1,118
 Pulte Corp.                                    10             468
 The Stanley Works                              40           1,450
                                                   ---------------
                                                             3,467
                                                   ---------------
 Home Furnishings (0.1%)
 Newell Rubbermaid, Inc.                        10             270
 Pier 1 Imports, Inc.                           81             899
                                                   ---------------
                                                             1,169
                                                   ---------------

 Publishing (0.1%)
 Gannett Company, Inc.                          14             904
                                                   ---------------

 Recreation Products - Other (0.3%)
 Brunswick Corp.                               115           2,307
                                                   ---------------


-------------------------------------------------------------
 Description                          Shares      Value
-------------------------------------------------------------
 Restaurants (0.3%)
 Darden Restaurants, Inc.                 60 $         1,638
 Tricon Global Restaurants, Inc. *        30           1,345
                                             ---------------
                                                       2,983
                                             ---------------
 Retailers - Apparel (0.5%)
 Federated Department Stores, Inc. *      90           3,868
 The Talbots, Inc.                        20             837
                                             ---------------
                                                       4,705
                                             ---------------
 Retailers - Broadline (2.7%)
 May Department Stores Company           120           4,470
 Sears, Roebuck & Company                295          10,871
 Wal-Mart Stores, Inc.                   185           9,572
                                             ---------------
                                                      24,913
                                             ---------------
 Retailers - Drug Based (0.2%)
 Cardinal Health, Inc.                    15           1,011
 CVS Corp.                                10             590
                                             ---------------
                                                       1,601
                                             ---------------
 Retailers - Specialty (0.7%)
 AutoZone, Inc. *                          5             157
 Best Buy Company, Inc. *                 35           1,927
 Circuit City Stores, Inc.                50             753
 Home Depot, Inc.                         15             706
 Lowe's Companies, Inc.                    5             315
 Michaels Stores, Inc. *                  16             540
 Pitney Bowes, Inc.                       10             381
 Tiffany & Company                        15             486
 Zale Corp. *                             28             934
                                             ---------------
                                                       6,199
                                             ---------------
Consumer, Non-Cyclical (14.3%)
------------------------------
 Banks (0.1%)
 Greater Bay Bancorp                      17             464
                                             ---------------

 Beverages (0.8%)
 Pepsi Bottling Group, Inc. *             35           1,401
 PepsiCo, Inc.                           105           4,600
 The Coca-Cola Company                    30           1,385
                                             ---------------
                                                       7,386
                                             ---------------
 Consumer Services (0.7%)
 FedEx Corp. *                            10             421
 Galileo International, Inc.              16             391
 Metris Companies, Inc.                   80           2,400
 Viad Corp.                              120           2,983
                                             ---------------
                                                       6,195
                                             ---------------
 Cosmetics (0.1%)
 Alberto-Culver Company                    5             204
 Avon Products, Inc.                      20             846
                                             ---------------
                                                       1,050
                                             ---------------
 Food - Other (1.6%)
 Archer-Daniels-Midland Company          275           3,275
 ConAgra Foods, Inc.                     245           5,098
 Hormel Foods Corp.                       20             412
 Kellogg Company                          30             765
 SUPERVALU, Inc.                         145           1,982
 Unilever NV ADR                          60           3,367
                                             ---------------
                                                      14,899
                                             ---------------
 Food Retailers (0.3%)
 Safeway, Inc. *                          40           2,172
 SYSCO Corp.                              10             281
                                             ---------------
                                                       2,453
                                             ---------------
 Healthcare (0.6%)
 Health Net, Inc. *                       15             323
 Oxford Health Plans, Inc. *              91           2,830
 Wellpoint Health Networks, Inc. *        25           2,456
                                             ---------------
                                                       5,609
                                             ---------------
 Household Products (1.2%)
 Church & Dwight Company, Inc.            14             336
 Proctor & Gamble Company                100           6,005

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INCOME & GROWTH

        ----------------------------------------------------------------
         Description                             Shares      Value
        ----------------------------------------------------------------
        Consumer, Non-Cyclical (continued)
        ----------------------------------
         Household Products (continued)
         The Black & Decker Corp.                    10 $           398
         The Clorox Company                          65           2,069
         Tupperware Corp.                           104           2,290
                                                        ---------------
                                                                 11,098
                                                        ---------------
         Medical Supplies (0.5%)
         American Home Products Corp.                35           2,021
         Bausch & Lomb, Inc.                         10             427
         Baxter International, Inc.                  10             912
         Beckman Coulter, Inc.                        5             178
         C.R. Bard, Inc.                             30           1,320
                                                        ---------------
                                                                  4,858
                                                        ---------------
         Pharmaceuticals (8.4%)
         Bristol-Myers Squibb Company, Inc.         140           7,840
         Eli Lilly and Company                       60           5,100
         Forest Laboratories, Inc. *                 25           1,529
         Ivax Corp. *                                35           1,402
         Johnson & Johnson                          180          17,366
         Merck & Company, Inc.                      215          16,333
         Pfizer, Inc.                               550          23,815
         Schering Plough Corp.                      100           3,854
                                                        ---------------
                                                                 77,239
                                                        ---------------
        Energy (9.3%)
        -------------
         Coal (0.1%)
         Massey Energy Company                       40             900
                                                        ---------------

         Oil Companies - Major (8.0%)
         Amerada Hess Corp.                          50           4,375
         Chevron Corp.                              125          12,070
         Exxon Mobil Corp.                          235          20,821
         Kerr-McGee Corp.                           165          11,822
         Occidental Petroleum Corp.                 475          14,307
         Phillips Petroleum Company                  15             894
         Royal Dutch Petroleum Company NYRS         110           6,548
         USX-Marathon Group                          70           2,237
                                                        ---------------
                                                                 73,074
                                                        ---------------
         Oil Companies - Secondary (0.0%)
         Baker Hughes, Inc.                          10             393
                                                        ---------------

         Oil Drilling (0.1%)
         Noble Drilling Corp. *                      25           1,213
                                                        ---------------

         Oilfield Equipment and Services (1.1%)
         Schlumberger, Ltd.                          15             995
         Smith International, Inc. *                 20           1,624
         Ultramar Diamond Shamrock Corp.            170           7,669
                                                        ---------------
                                                                 10,288
                                                        ---------------
        Financial (19.1%)
        -----------------
         Banks (2.9%)
         AmSouth Bancorporation                      45             772
         Bank of America Corp.                      200          11,200
         City National Corp.                         32           1,237
         Comerica, Inc.                               5             257
         First Tennessee National Corp.              20             653
         GreenPoint Financial Corp.                  55           2,024
         Hibernia Corp.                              20             326
         KeyCorp                                     50           1,159
         MBNA Corp.                                  15             535
         PNC Financial Services Group, Inc.          15             976
         Silicon Valley Bancshares *                 65           1,629
         The Bank of New York                        30           1,506
         U.S. Bancorp                               100           2,118
         UnionBanCal Corp.                           55           1,680
                                                        ---------------
                                                                 26,072
                                                        ---------------
         Diversified (8.9%)
         AmeriCredit Corp. *                         53           2,457
         Citigroup, Inc.                            580          28,507
         Countrywide Credit Industries, Inc.         70           2,987
         Deluxe Corp.                               155           4,028
         First Data Corp.                            70           4,721

---------------------------------------------------------------------------
 Description                                        Shares      Value
---------------------------------------------------------------------------
 Diversified (continued)
 First Union Corp.                                      85 $         2,547
 FleetBoston Financial Corp.                           320          12,278
 Goldman Sachs Group, Inc.                               5             456
 Mellon Financial Corp.                                 20             819
 Metlife, Inc. *                                        50           1,450
 Providian Financial Corp.                              80           4,264
 Radian Group, Inc.                                     20           1,550
 Standard & Poor's 500 Depository Receipts              90          11,242
 Washington Mutual, Inc.                                45           2,247
 Wells Fargo & Company                                  40           1,879
                                                           ---------------
                                                                    81,432
                                                           ---------------
 Insurance (3.6%)
 Allstate Corp.                                         10             418
 American International Group, Inc.                     35           2,863
 Arthur J. Gallagher & Company                          20             504
 CIGNA Corp.                                            75           8,003
 Fidelity National Financial, Inc.                      20             468
 Hartford Financial Services Group, Inc.                 5             310
 Lincoln National Corp.                                130           6,001
 Loews Corp.                                           155          10,448
 Old Republic International Corp.                      100           2,889
 PMI Group, Inc.                                        22           1,415
                                                           ---------------
                                                                    33,319
                                                           ---------------
 Real Estate (0.5%)
 CarrAmerica Realty Corp.                               25             719
 Lennar Corp.                                           88           3,852
                                                           ---------------
                                                                     4,571
                                                           ---------------
 Securities Brokers (1.8%)
 Bear Stearns Companies, Inc.                           20           1,006
 Lehman Brothers Holdings, Inc.                         65           4,729
 Merrill Lynch & Company, Inc.                          55           3,393
 Morgan Stanley, Dean Witter, Discover and Company     110           6,907
                                                           ---------------
                                                                    16,035
                                                           ---------------
 United States Government Agencies (1.3%)
 Federal Home Loan Mortgage Corp.                       30           1,974
 Federal National Mortgage Association                 125          10,033
                                                           ---------------
                                                                    12,007
                                                           ---------------
Independent (1.0%)
------------------
 Conglomerates
 Fortune Brands, Inc.                                   20             623
 Philip Morris Companies, Inc.                         155           7,767
 R.J. Reynolds Tobacco Holdings, Inc.                   10             586
                                                           ---------------
                                                                     8,976
                                                           ---------------
Industrial (7.5%)
-----------------
 Containers and Packaging (0.6%)
 Ball Corp.                                             37           1,702
 Westvaco Corp.                                        145           3,825
                                                           ---------------
                                                                     5,527
                                                           ---------------
 Electronic Components and Equipment (1.0%)
 Amphenol Corp. Class A *                               18             758
 Arrow Electronics, Inc. *                              10             280
 Emerson Electric Company                                5             333
 ITT Industries, Inc.                                  100           4,407
 L-3 Communications Holdings, Inc. *                    10             773
 Solectron Corp. *                                      35             891
 Tektronix, Inc. *                                      45           1,089
 Thermo Electron Corp. *                                20             527
                                                           ---------------
                                                                     9,058
                                                           ---------------
 Heavy Construction (0.2%)
 Caterpillar, Inc.                                      20           1,004
 Deere & Company                                        15             616
 Ingersoll-Rand Company                                 10             470
                                                           ---------------
                                                                     2,090
                                                           ---------------
 Diversified (5.4%)
 Cooper Industries, Inc                                 35           1,308
 Corning, Inc.                                          75           1,648
 General Electric Company                              605          29,360

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INCOME & GROWTH


 ------------------------------------------------------------------------------
  Description                                     Shares           Value
 ------------------------------------------------------------------------------
 Industrial (continued)
 ----------------------
  Diversified (continued)
  Pall Corp.                                              85  $         1,995
  Tyco International, Ltd.                               280           14,944
                                                              ----------------
                                                                       49,255
                                                              ----------------
  Other Industrial Services (0.1%)
  Manpower, Inc.                                          15              485
                                                              ----------------

  Railroads (0.1%)
  Burlington Northern Santa Fe, Inc.                      20              588
  Union Pacific Corp.                                     10              569
                                                              ----------------
                                                                        1,157
                                                              ----------------
  Semiconductors (0.1%)
  Avnet, Inc.                                             19              485
                                                              ----------------

 Technology (21.2%)
 ------------------
  Advanced Medical Devices (0.0%)
  Agilent Technologies, Inc. *                            10              390
                                                              ----------------

  Aerospace/Defense (2.3%)
  General Dynamics Corp.                                  40            3,083
  Northrop Grumman Corp.                                  55            4,964
  The Boeing Company                                     210           12,978
                                                              ----------------
                                                                       21,025
                                                              ----------------
  Biotechnology (0.4%)
  CYTYC Corp. *                                           26              612
  Pharmacia Corp.                                         50            2,613
                                                              ----------------
                                                                        3,225
                                                              ----------------
  Communications (6.7%)
  AT&T Corp.                                             135            3,008
  Cisco Systems, Inc. *                                  395            6,707
  Engelhard Corp.                                         85            2,185
  Global Crossing, Ltd. *                                100            1,253
  Juniper Networks, Inc. *                                10              590
  Nextel Communications, Inc. Class A *                   40              650
  Nortel Networks Corp. ADR                              145            2,219
  QUALCOMM, Inc. *                                        55            3,155
  Qwest Communications International, Inc. *             135            5,522
  SBC Communications, Inc.                               300           12,375
  Scientific-Atlanta, Inc.                                82            4,734
  Verizon Communications                                 290           15,970
  WorldCom, Inc. *                                       150            2,738
                                                              ----------------
                                                                       61,106
                                                              ----------------
  Computers (3.4%)
  Compaq Computer Corp.                                   95            1,663
  Dell Computer Corp. *                                  180            4,732
  EMC Corp. *                                            158            6,257
  Hewlett-Packard Company                                 25              711
  International Business Machines Corp.                  115           13,241
  Paychex, Inc.                                           10              346
  Pixar, Inc. *                                            8              261
  Sun Microsystems, Inc. *                               190            3,253
  VeriSign, Inc. *                                        10              513
                                                              ----------------
                                                                       30,977
                                                              ----------------
  Diversified (0.3%)
  JDS Uniphase Corp. *                                    35              748
  PerkinElmer, Inc.                                       10              669
  Tech Data Corp. *                                       40            1,394
                                                              ----------------
                                                                        2,811
                                                              ----------------
  Industrial (0.1%)
  C&D Technologies, Inc.                                  34            1,206
                                                              ----------------

  Semiconductors (3.9%)
  Advanced Micro Devices, Inc. *                          50            1,550
  Analog Devices, Inc. *                                  25            1,183
  Applied Materials, Inc. *                               67            3,658
  Intel Corp.                                            355           10,973
  Intergrated Device Technology, Inc. *                   80            3,134
  International Rectifier Corp. *                         69            3,830
  KLA-Tencor Corp. *                                       5              275
  Lam Research Corp. *                                    24              710
  Linear Technology Corp.                                 70            3,363
  Micron Technology, Inc. *                               15              681
  Novellus Systems, Inc. *                                17              937

---------------------------------------------------------------------------------
 Description                                           Shares         Value
---------------------------------------------------------------------------------
 Semiconductors (continued)
 Rockwell International Corp.                                 45 $         2,026
 Sanmina Corp. *                                              70           2,040
 Texas Instruments, Inc.                                      11             426
 TriQuint Semiconductor, Inc. *                               15             435
                                                                 ---------------
                                                                          35,221
                                                                 ---------------
 Software (4.1%)
 Adobe Systems, Inc.                                          30           1,348
 Automatic Data Processing, Inc.                               5             271
 Electronic Data Systems Corp.                                90           5,805
 Mentor Graphics Corp. *                                      87           2,289
 Microsoft Corp. *                                           305          20,664
 Oracle Corp. *                                              253           4,088
 Siebel Systems, Inc. *                                       15             684
 Sybase, Inc. *                                               78           1,228
 VERITAS Software Corp. *                                     15             894
                                                                 ---------------
                                                                          37,271
                                                                 ---------------
Utilities (5.8%)
----------------
 Electric (2.5%)
 ALLETE                                                       40             975
 Ameren Corp.                                                 30           1,259
 Calpine Corp. *                                              15             855
 CMS Energy Corp.                                             40           1,252
 Entergy Corp.                                               170           6,885
 Exelon Corp.                                                  5             345
 GPU, Inc.                                                    25             833
 PPL Corp.                                                    40           2,200
 Puget Energy, Inc.                                           41             973
 Sempra Energy                                                95           2,629
 TXU Corp.                                                    95           4,176
 UtiliCorp United, Inc.                                       25             882
                                                                 ---------------
                                                                          23,264
                                                                 ---------------
 Gas (1.8%)
 Keyspan Corp.                                                85           3,375
 Nicor, Inc.                                                  41           1,607
 Peoples Energy Corp.                                         20             795
 Reliant Energy, Inc.                                        210          10,405
                                                                 ---------------
                                                                          16,182
                                                                 ---------------
 Telephone (1.5%)
 BellSouth Corp.                                             250          10,490
 Sprint Corp. FON Group                                      135           2,886
 Telephone and Data Systems, Inc.                              5             525
                                                                 ---------------
                                                                          13,901
                                                                 ---------------

Total Common Stock (cost $751,662)                                       831,202
                                                                 ---------------

---------------------------------------------------------------------------------
 Description                                         Principal        Value
---------------------------------------------------------------------------------
SHORT-TERM SECURITIES (6.9%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.000% 5-1-2001 (cost $63,377)                   $     63,377 $        63,377
                                                                 ---------------

Total Investments (97.6%) (cost $815,039)                                894,579
                                                                 ---------------

Other Assets In Excess of Liabilities (2.3%)                              21,484
                                                                 ---------------
Net Assets (100.0%)                                              $       916,063
                                                                 ===============

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INTERNATIONAL


-------------------------------------------------------------------------------------
 Description                                              Shares          Value
-------------------------------------------------------------------------------------
Australia (1.1%)
 COMMON STOCK
   BHP, Ltd.                                                     365 $         4,018
   Coles Myer, Ltd.                                              919           3,253
   National Australia Bank, Ltd.                                 135           2,079
                                                                     ---------------
                                                                               9,350
                                                                     ---------------
Belgium (0.5%)
 COMMON STOCK
   Dexia                                                          29           4,576
                                                                     ---------------

Canada (2.6%)
 COMMON STOCK
   Alberta Energy Company, Ltd.                                   36           1,769
   Bombardier, Inc.                                              247           3,577
   Canadian Pacific, Ltd.                                         62           2,429
   Celestica, Inc. ADR *                                          54           2,759
   National Bank of Canada                                        87           1,478
   Petro-Canada                                                  101           2,795
   Precision Drilling Corp. *                                     55           2,326
   Suncor Energy, Inc.                                           112           3,131
   Talisman Energy, Inc. *                                        63           2,565
                                                                     ---------------
                                                                              22,829
                                                                     ---------------
Denmark (3.1%)
 COMMON STOCK
   Danske Bank A/S                                               108           1,739
   ISS A/S *                                                      90           5,242
   Novo Nordisk A/S                                              533          20,273
                                                                     ---------------
                                                                              27,254
                                                                     ---------------
France (11.7%)
 COMMON STOCK
   Alstom                                                         51           1,470
   Altran Technologies SA                                         61           3,950
   Aventis SA                                                    269          20,834
   AXA-UAP                                                        18           2,124
   Carrefour SA                                                   42           2,424
   European Aeronautic Defense and Space Company *               216           3,928
   France Telecom                                                 69           5,019
   Groupe Danone                                                  30           3,899
   Lafarge SA *                                                   30           2,882
   L'Air Liquide SA                                               26           3,917
   Lyonnaise des Eaux SA                                          64           9,459
   Sanofi SA                                                      45           2,699
   Total SA                                                       88          13,116
   Usinor SA                                                     116           1,516
   Vinci SA                                                       95           5,563
   Vivendi Environnement SA                                       87           3,810
   Vivendi Universal SA                                          199          13,779
                                                                     ---------------
                                                                             100,389
                                                                     ---------------
Germany (5.7%)
 COMMON STOCK (5.1%)
   Allianz Holding AG                                             19           5,470
   Bayerische Motoren Werke (BMW) AG                             100           3,336
   Deutsche Bank AG                                               43           3,500
   Deutsche Telekom AG                                           141           3,678
   E.On AG                                                        81           4,070
   Infineon Technologies AG                                      103           4,477
   Marschollek, Lautenschlaeger und Partner AG                    66           7,407
   Muenchener Ruckversicherungs-Namen AG                          17           4,819
   Pruessag AG                                                    99           3,320
   Schering AG                                                    80           3,952
                                                                     ---------------
                                                                              44,029
                                                                     ---------------
  NON-CONVERTIBLE PREFERRED STOCK (0.6%)
   SAP AG                                                         33           5,270
                                                                     ---------------
                                                                              49,299
                                                                     ---------------


-------------------------------------------------------------------------------------
 Description                                              Shares          Value
-------------------------------------------------------------------------------------
Ireland (0.8%)
 COMMON STOCK
   CRH PLC                                                       157 $         2,627
   Elan Corp. PLC ADR *                                           78           3,912
                                                                     ---------------
                                                                               6,539
                                                                     ---------------
Israel (0.5%)
 COMMON STOCK
   Teva Pharmaceutical Industries, Ltd. ADS                       77           4,192
                                                                     ---------------
Italy (4.1%)
 COMMON STOCK
   Alleanza Assicurazioni SpA                                    403           5,102
   Arnoldo Mondadori Editore SpA                                 615           5,892
   Banca Intesa SpA                                            1,333           5,002
   ENI SpA *                                                   2,014          13,793
   Telecom Italia SpA                                            473           5,259
                                                                     ---------------
                                                                              35,048
                                                                     ---------------
Japan (14.5%)
 COMMON STOCK
   Ajinomoto Company, Inc.                                       317           3,231
   Canon, Inc.                                                   248           9,730
   Eisai Company, Ltd.                                           193           4,949
   Honda Motor Company, Ltd.                                     118           4,744
   Hoya Corp.                                                     22           1,442
   Ito-Yokado Company, Ltd.                                      109           6,075
   JUSCO Company, Ltd.                                            74           1,850
   KAO Corp.                                                      89           2,261
   Keyence Corp.                                                  16           3,482
   Mitsubishi Heavy Industries, Ltd.                           1,443           5,895
   NEC Corp.                                                     623          11,365
   Nintendo Company                                               39           6,278
   Nitto Denko Corp.                                             243           7,922
   Nomura Securities Company, Ltd.                               429           9,058
   NTT Docomo, Inc.                                                1          20,548
   Sony Corp.                                                    113           8,447
   Sumitomo Bank                                                 386           3,603
   Takeda Chemical Industries, Ltd.                              112           5,400
   The Tokio Marine & Fire Insurance Company, Ltd.               218           2,293
   Toyota Motor Corp.                                            186           6,184
                                                                     ---------------
                                                                             124,757
                                                                     ---------------
Mexico (0.3%)
 COMMON STOCK
   Grupo Financiero BBVA Bancomer SA de C.V. *                 2,000           1,609
   Wal-Mart de Mexico SA de C.V.                                 537           1,297
                                                                     ---------------
                                                                               2,906
                                                                     ---------------
Netherlands (8.3%)
 COMMON STOCK
   Gucci Group NV NYRS                                            28           2,549
   ING Groep NV                                                  264          18,027
   Koninklijke Ahold NV                                          613          19,034
   Koninklijke (Royal) Philips Electronics NV NYRS                73           2,248
   Royal Dutch Petroleum Company NYRS                             92           5,477
   STMicroelectronics NV NYRS                                     56           2,265
   TNT Post Group NV                                              97           2,285
   Unilever NV                                                   132           7,471
   VNU NV                                                        209           8,688
   Wolters Kluwer NV                                             111           3,070
                                                                     ---------------
                                                                              71,114
                                                                     ---------------
Russia (0.3%)
 COMMON STOCK
   Lukoil Holding Company ADR                                     71           2,953
                                                                     ---------------

South Korea (1.9%)
 COMMON STOCK
   Hyundai Motor Company, Ltd.                                   370           5,787
   Samsung Electronics                                            60          10,433
                                                                     ---------------
                                                                              16,220
                                                                     ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INTERNATIONAL

-------------------------------------------------------------------------
 Description                                      Shares      Value
-------------------------------------------------------------------------
Spain (2.1%)
 COMMON STOCK
   Banco Popular Espanol SA                          117 $         4,177
   Telefonica SA                                     800          13,541
                                                         ---------------
                                                                  17,718
                                                         ---------------
Sweden (1.1%)
 COMMON STOCK
   L.M. Ericsson Telephone Company Class B ADR       390           2,508
   Nordea AB                                         416           2,515
   Securitas AB                                      236           4,591
                                                         ---------------
                                                                   9,614
                                                         ---------------
Switzerland (6.4%)
 COMMON STOCK
   Credit Suisse Group                                59          10,998
   Julius Baer Holding, Ltd.                           2           8,666
   Nestle SA                                           4           8,279
   Novartis AG                                        11          17,088
   Swatch Group AG *                                   7           7,748
   Syngenta AG *                                      40           2,026
                                                         ---------------
                                                                  54,805
                                                         ---------------
United Kingdom (17.7%)
 COMMON STOCK
   ARM Holdings PLC *                                512           2,812
   Barclays PLC                                      208           6,685
   British American Tobacco Industries PLC           450           3,547
   British Telecommunications PLC                    537           4,275
   Canary Wharf Finance PLC *                        391           2,978
   Capita Group PLC                                  528           3,758
   Centrica PLC                                    3,510          11,838
   Compass Group PLC *                               558           4,238
   Diageo PLC                                      1,172          12,269
   Dixons Group PLC                                  801           2,799
   Energis PLC *                                     560           2,917
   Glaxo Wellcome PLC ADR                             73           3,911
   Great Universal Stores PLC                        234           1,814
   Hays PLC                                          707           3,344
   International Power PLC *                         745           3,197
   Logica PLC                                        135           1,912
   Misys PLC                                         269           2,443
   Next PLC                                          336           4,374
   Prudential PLC                                    235           2,739
   Reckitt Benckiser PLC                             326           4,428
   Reed International PLC                          1,089          10,715
   Rentokil Initial Group PLC                      2,432           6,621
   Royal and Sun Alliance Insurance Group PLC      1,215           8,604
   Royal Bank of Scotland Group                      283           6,536
   Safeway PLC                                       994           4,571
   South African Breweries PLC                       538           3,663
   Spirent PLC                                       340           2,003
   Telewest Communications PLC *                   1,292           2,539
   Tesco PLC                                       1,594           5,683
   Vodafone Group PLC                              4,301          13,060
   WPP Group PLC                                     149           1,780
                                                         ---------------
                                                                 152,053
                                                         ---------------

----------------------------------------------------------------------------------------
 Description                                                Shares           Value
----------------------------------------------------------------------------------------
United States (23.9%)
 COMMON STOCK (4.6%)
   AFLAC, Inc.                                                      218 $         6,932
   Alcan, Inc.                                                       84           3,738
   Amdocs, Ltd. *                                                    66           3,887
   NTL, Inc. *                                                       97           2,822
   Transocean Sedco Forex, Inc.                                     118           6,405
   Tyco International, Ltd.                                         293          15,638
                                                                        ---------------
                                                                                 39,422
                                                                        ---------------

----------------------------------------------------------------------------------------
 Description                                               Principal         Value
----------------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (19.3%)
   State Street Bank & Trust Eurodollar Time Deposit
    3.000% 5-1-2001                                     $       166,153 $       166,153
                                                                        ---------------
                                                                                205,575
                                                                        ---------------

Total Investments (106.6%) (cost $886,915)                                      917,191
                                                                        ---------------

---------------------------------------------------------------------
Notional
Amount      Description                                  Value
---------------------------------------------------------------------
 UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
  CURRENCY CONTRACTS (0.0%) @
A        541 Australian Dollar 5-1-2001         Buy $             4
A        2,679 Australian Dollar 5-1-2001       Buy               6
B        2,468 British Pound 5-1-2001           Buy             (20)
D        28,523 Danish Krone 5-1-2001           Buy             (24)
E        2,181 Euro 5-1-2001                    Buy              34
E        17,036 Euro 5-2-2001                   Buy            (266)
E        4,846 Euro 5-2-2001                   Sell              63
F        5,143 Swiss Franc 5-2-2001             Buy             (38)
J        496,365 Japanese Yen 5-1-2001          Buy             (33)
J        4,687,939 Japanese Yen 5-2-2001        Buy            (131)
J        1,918,298 Japanese Yen 5-31-2001      Sell             147
                                                    ----------------

 Total Unrealized Net Loss on Forward Foreign
  Currency Contracts                                           (258)
                                                    ----------------

 Liabilties In Excess of Other Assets (-6.6%)               (57,007)
                                                    ----------------
 Net Assets (100.0%)                                $       859,926
                                                    ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX DEAN ASSET ALLOCATION



--------------------------------------------------------------------------
 Description                                   Shares          Value
--------------------------------------------------------------------------
COMMON STOCK (63.4%)
Basic Materials (4.4%)
----------------------
 Chemicals (1.9%)
 E.I. du Pont de Nemours and Company               14,500 $       655,255
                                                          ---------------

 Forest Products (0.6%)
 Louisiana-Pacific Corp.                           15,000         183,750
                                                          ---------------

 Paper Products (1.3%)
 International Paper Company                       11,000         430,980
                                                          ---------------

 Precious Metals (0.6%)
 Alcoa, Inc.                                        5,200         215,280
                                                          ---------------

Consumer, Cyclical (5.7%)
-------------------------
 Auto Manufacturers (1.0%)
 Ford Motor Company                                11,000         324,280
                                                          ---------------

 Auto Parts and Equipment (1.0%)
 Visteon Corp.                                     21,440         354,403
                                                          ---------------

 Entertainment (2.6%)
 The Walt Disney Company                           29,000         877,250
                                                          ---------------

 Restaurants (1.1%)
 Host Marriott Corp.                               30,000         386,700
                                                          ---------------

Consumer, Non-Cyclical (2.0%)
-----------------------------
 Healthcare (1.1%)
 HCA - The Healthcare Company                      10,000         387,000
                                                          ---------------

 Pharmaceuticals (0.9%)
 Merck & Company, Inc.                              4,100         311,477
                                                          ---------------

Energy (5.1%)
-------------
 Oil Companies - Major (3.8%)
 Conoco, Inc. Class B                              10,000         304,200
 Exxon Mobil Corp.                                  7,000         620,200
 Texaco, Inc.                                       5,000         361,400
                                                          ---------------
                                                                1,285,800
                                                          ---------------
 Oil Drilling (1.3%)
 Diamond Offshore Drilling, Inc.                   10,000         439,200
                                                          ---------------

Financial (26.1%)
-----------------
 Banks (2.1%)
 Bank of America Corp.                              6,500         364,000
 BB&T Corp.                                        10,000         354,200
                                                          ---------------
                                                                  718,200
                                                          ---------------
 Diversified (11.0%)
 Alliance Capital Management Holding LP             5,000         230,500
 FleetBoston Financial Corp.                       59,600       2,286,852
 T. Rowe Price Group, Inc.                          9,000         312,840
 Washington Mutual, Inc.                           18,000         898,740
                                                          ---------------
                                                                3,728,932
                                                          ---------------
 Insurance (4.6%)
 Conseco, Inc.                                     18,000         342,540
 John Hancock Financial Services, Inc.              4,300         159,745
 Lincoln National Corp.                            23,000       1,061,680
                                                          ---------------
                                                                1,563,965
                                                          ---------------
 Securities Brokers (4.3%)
 Jefferies Group, Inc.                             15,000         482,250
 J.P. Morgan & Company                             20,650         990,787
                                                          ---------------
                                                                1,473,037
                                                          ---------------
 United States Government Agencies (4.1%)
 Federal Home Loan Mortgage Corp.                   8,000         526,400
 Federal National Mortgage Association             11,000         882,860
                                                          ---------------
                                                                1,409,260
                                                          ---------------
Independent (3.4%)
------------------
 Conglomerate
 Philip Morris Companies, Inc.                     23,000       1,152,530
                                                          ---------------

Industrial (1.6%)
-----------------
 Heavy Construction (0.6%)
 Caterpillar, Inc.                                  4,000         200,800
                                                          ---------------

-------------------------------------------------------------------------------------
 Description                                             Shares           Value
-------------------------------------------------------------------------------------
 Diversified (1.0%)
 Minnesota Mining & Manufacturing Company                      3,000 $       357,030
                                                                     ---------------

Technology (9.4%)
-----------------
 Aerospace/Defense (1.7%)
 Raytheon Company Class B                                     20,000         590,600
                                                                     ---------------

 Communications (3.9%)
 AT&T Wireless Services, Inc. *                               16,000         321,600
 Verizon Communications                                       13,500         743,445
 WorldCom, Inc. *                                             14,000         255,500
                                                                     ---------------
                                                                           1,320,545
                                                                     ---------------
 Computers (2.0%)
 Compaq Computer Corp.                                        20,000         350,000
 Hewlett-Packard Company                                       4,000         113,720
 NCR Corp. *                                                   4,500         211,545
                                                                     ---------------
                                                                             675,265
                                                                     ---------------
 Semiconductors (1.8%)
 Intel Corp.                                                  19,800         612,018
                                                                     ---------------

Utilities (5.7%)
----------------
 Gas (1.1%)
 Keyspan Corp.                                                 9,000         357,300
                                                                     ---------------

 Telephone (4.6%)
 ALLTEL Corp.                                                 12,000         655,320
 Sprint Corp. FON Group                                       42,000         897,960
                                                                     ---------------
                                                                           1,553,280
                                                                     ---------------

Total Common Stock (cost $19,211,717)                                     21,564,137
                                                                     ---------------
-------------------------------------------------------------------------------------
 Description                                            Principal         Value
-------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS (22.1%)
Consumer, Cyclical (1.4%)
-------------------------
 Broadcasting
 Cox Radio, Inc. 6.375% 5-15-2005                    $       500,000 $       498,125
                                                                     ---------------

Financial (15.1%)
-----------------
 Banks (3.0%)
 Bank of America Corp. 7.400% 1-15-2011                    1,000,000       1,040,000
                                                                     ---------------

 Diversified (6.5%)
 CitiFinancial Credit Company 6.625% 6-1-2015                200,000         203,250
 First Union Corp. 6.180% 2-15-2036                        1,000,000         993,750
 PHH Corp. 7.020% 11-9-2001                                1,000,000       1,010,000
                                                                     ---------------
                                                                           2,207,000
                                                                     ---------------
 Insurance (2.8%)
 Conseco, Inc. 8.750% 2-9-2004                             1,000,000         940,000
                                                                     ---------------

 Real Estate (2.8%)
 New Plan Excel Realty Trust, Inc. 7.400% 9-15-2009        1,000,000         948,750
                                                                     ---------------

Technology (3.0%)
-----------------
 Communications
 Sprint Capital Corp. 7.125% 1-30-2006                     1,000,000       1,005,000
                                                                     ---------------

Utilities (2.6%)
----------------
 Electric
  Washington Water Power Company
   5.990% 12-10-2007                                       1,000,000         896,250
                                                                     ---------------

Total Non-Convertible Corporate Bonds (cost $7,604,285)                    7,535,125
                                                                     ---------------

SHORT-TERM SECURITIES (14.6%)
Commercial Paper (10.3%)
------------------------
 Indiana Gas Company 4.500% 5-2-2001                       3,500,000       3,499,563
                                                                     ---------------

Time Deposit (4.3%)
-------------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.250% 5-1-2001                                         1,468,095       1,468,095
                                                                     ---------------

Total Short-Term Securities (cost $4,967,658)                              4,967,658
                                                                     ---------------

Total Investments (100.1%) (cost $31,783,660)                             34,066,920
                                                                     ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX DEAN ASSET ALLOCATION

       ---------------------------------------------------------------------
        Description                               Contracts          Value
       ---------------------------------------------------------------------
       WRITTEN OPTIONS (-1.1%)
       Written Calls (-0.1%)
       ---------------------
        Conseco, Inc.                                    50  $      (10,750)
        Federal National Mortgage Association            30          (2,850)
        Hewlett-Packard Company                          40            (400)
        Philip Morris Companies, Inc.                   105         (31,450)
                                                             ---------------
                                                                    (45,450)
                                                             ---------------

Written Puts (-1.0%)
--------------------
 Alliance Capital Management Holding LP                 100         (13,000)
 Compaq Computer Corp.                                  200         (30,000)
 Cooper Industries, Inc.                                 60         (32,400)
 Cox Communications, Inc. Class A *                     225         (41,625)
 DaimlerChrysler AG                                      75         (21,750)
 Diamond Offshore Drilling, Inc.                         50          (1,250)
 E.I. du Pont de Nemours and Company                      6            (600)
 Intel Corp.                                             80         (22,000)
 Keyspan Corp.                                          100          (6,500)
 Merck & Company, Inc.                                   40         (30,800)
 Schering Plough Corp.                                  150         (28,500)
 Sprint Corp. FON Group                                 100         (16,500)
 T. Rowe Price Group, Inc.                              100         (16,500)
 Washington Mutual, Inc.                                 50          (3,750)
 WorldCom, Inc. *                                       300         (64,500)
                                                             ---------------
                                                                   (329,675)
                                                             ---------------

Total Written Options (premium-$454,143)                           (375,125)
                                                             ---------------

Other Assets In Excess of Liabilities (1.0%)                        327,939
                                                             ---------------
Net Assets (100.0%)                                          $   34,019,734
                                                             ===============

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX FEDERATED TAX EXEMPT

---------------------------------------------------------------------------------
 Description **                                     Principal         Value
---------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (93.7%)
Alabama (3.9%)
 Alabama Water Pollution Control,
   Revenue Bonds, 5.500%,
   8-15-2023, AAA/Aaa                            $       500,000 $       503,720
 Jefferson County Sewer Improvement
   Facilities, Revenue Bonds, Series A,
   5.000%, 2-1-2021, AAA/Aaa                             500,000         474,105
                                                                 ---------------
                                                                         977,825
                                                                 ---------------
Alaska (3.9%)
 Anchorage Alaska, School Improvements,
   General Obligation Bonds, Series B,
   5.125%, 12-1-2019, AAA/Aaa                          1,000,000         973,660
                                                                 ---------------

California (4.0%)
 California Housing Agency,
   Revenue Bonds, Series 0,
   5.500%, 8-1-2017, AAA/Aaa                             500,000         512,710
 Los Angeles Water and Power Division,
   Revenue Bonds, Series A-A-1,
   5.250%, 7-1-2019, AAA/Aaa                             500,000         500,350
                                                                 ---------------
                                                                       1,013,060
                                                                 ---------------
Colorado (2.1%)
 Colorado Department of Transportation,
   Revenue Bonds, Series A,
   5.500%, 6-15-2015, AAA/Aaa                            500,000         522,495
                                                                 ---------------

Illinois (8.2%)
 Illinois State Partnership, Dept. of Central
   Management, Public Improvements,
   General Obligation Bonds,
   5.650%, 7-1-2017, AAA/Aaa                           1,000,000       1,028,520
 McHenry County Community School District,
   General Obligation Bonds, Series 1996,
   5.850%, 1-1-2016, AAA/Aaa                           1,000,000       1,043,590
                                                                 ---------------
                                                                       2,072,110
                                                                 ---------------
Indiana (7.9%)
 City of Petersburg, Pollution Control,
   Revenue Bonds, Series 1977,
   5.500%, 10-1-2023, BBB-/Aa2                         1,000,000         952,950
 Indianapolis Gas Utility,
   Revenue Bonds, Series A,
   5.250%, 8-15-2012, AAA/Aaa                          1,000,000       1,025,480
                                                                 ---------------
                                                                       1,978,430
                                                                 ---------------
Iowa (4.2%)
 Iowa State Certificate of Participation,
   Revenue Bonds, Series 1992A,
   6.500%, 7-1-2006, AAA/Aaa                           1,000,000       1,044,020
                                                                 ---------------

Kentucky (1.6%)
 Ashland Pollution Control,
   Revenue Bonds, 5.700%, 11-1-2009, NR/Baa2             400,000         411,388
                                                                 ---------------

Louisiana (2.0%)
 Sabine River Authority, Water Facilities,
   Revenue Bonds, 6.200%, 2-1-2025, BBB+/Baa1            500,000         500,975
                                                                 ---------------

Michigan (5.0%)
 Grand Rapids Building Authority, Public
   Improvements, General Obligation Bonds,
   5.500%, 8-1-2020, AAA/Aaa                             750,000         758,603
 Michigan Municipal Bond Authority, Water
   Utility Improvements, Revenue Bonds,
   5.500%, 10-1-2022, AAA/Aaa                            500,000         509,105
                                                                 ---------------
                                                                       1,267,708
                                                                 ---------------
New Hampshire (2.1%)
 New Hampshire State Housing Authority,
   Revenue Bonds, Series C,
   6.125%, 1-1-2020, NR/Aa2                              500,000         515,950
                                                                 ---------------
New Mexico (2.1%)
 New Mexico Mortgage and Finance Authority,
   Revenue Bonds, 6.050%, 9-1-2021, AAA/NR               500,000         515,450
                                                                 ---------------

--------------------------------------------------------------------------------------
 Description **                                          Principal         Value
--------------------------------------------------------------------------------------
New York (14.6%)
 Albany County Airport Authority,
   Revenue Bonds, Series B,
   $5.250%, 12-15-2022, AAA/Aaa                       $       500,000 $       494,870
 New York City Transitional Finance Authority,
   Revenue Bonds, Series A,
   5.500%, 2-15-2019, AA+/Aa2                               1,000,000       1,020,310
 New York Public Improvements,
   General Obligation Bonds, Series A,
   5.750%, 5-15-2018, A/A2                                    500,000         522,400
 New York State Mortgage Agency,
   Revenue Bonds, Series 95,
   5.500%, 10-1-2017, NR/Aa1                                  500,000         509,860
 Ulster Tobacco Asset Securitization Corp.,
   Revenue Bonds, 6.750%, 6-1-2030, NR/A1                     500,000         530,430
 Warwick Valley Central School District,
   School Improvements, General Obligation Bonds,
   5.500%, 1-15-2017, NR/Aaa                                  570,000         588,587
                                                                      ---------------
                                                                            3,666,457
                                                                      ---------------
Nevada (3.8%)
 Nevada State Department of Business and Industry,
   Las Vegas Monorail Project, Revenue Bonds,
   5.375%, 1-1-2040, AAA/Aaa                                1,000,000         961,430
                                                                      ---------------

North Dakota (2.0%)
 North Dakota State Housing and
   Finance Authority, Revenue Bonds, Series C,
   6.000%, 7-1-2020, NR/Aa3                                   500,000         511,985
                                                                      ---------------

Ohio (2.0%)
 Steubenville Hospital Improvement Facilities,
   Revenue Bonds, 6.250%, 10-1-2020, NR/A3                    500,000         508,635
                                                                      ---------------

Pennsylvania (1.9%)
 Pennsylvania Housing Finance Agency, Multi-
   Family Mortgage, Revenue Bonds, Series 1985A,
   9.375%, 8-1-2028, AAA/Aa2                                    5,000           5,048
 Pennsylvania Turnpike Improvements,
   Revenue Bonds, Series R,
   5.000%, 12-1-2026, AAA/Aaa                                 500,000         471,885
                                                                      ---------------
                                                                              476,933
                                                                      ---------------
Rhode Island (6.2%)
 Providence Public Building Authority,
   Revenue Bonds, Series A,
   5.700%, 12-15-2015, AAA/Aaa                                500,000         530,580
 Rhode Island Clean Water Financing Agency,
   Revenue Bonds, 5.800%, 9-1-2022, AAA/Aaa                 1,000,000       1,021,230
                                                                      ---------------
                                                                            1,551,810
                                                                      ---------------
Texas (6.0%)
 Dallas-Fort Worth International Airport, Facilities
   Improvements, Revenue Bonds, Series C,
   6.150%, 5-1-2029, BBB-/Baa3                                500,000         515,365
 Harris County, Port Houston Marina
   Improvements, Revenue Bonds, Series A,
   5.500%, 10-1-2024, AA+-/Aa1                                500,000         495,425
 Kingsbridge Municipal Utility District,
   General Obligation Bonds,
   5.375%, 3-1-2015, NR/Aaa                                   500,000         501,575
                                                                      ---------------
                                                                            1,512,365
                                                                      ---------------
Washington (6.0%)
 University of Washington, Student Facilities
   Improvements, Revenue Bonds,
   5.875%, 6-1-2016, AAA/Aaa                                  500,000         529,425
 Washington State Motor Vehicles, Series D,
   General Obligation Bonds,
   5.250%, 1-1-2010, AA+/Aa1                                1,000,000         985,880
                                                                      ---------------
                                                                            1,515,305
                                                                      ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX FEDERATED TAX EXEMPT

----------------------------------------------------------------------------
 Description**                                 Principal         Value
----------------------------------------------------------------------------
Wyoming (4.2%)
 Wyoming State Farm Loan Board, Capital
   Facilities, General Obligation Bonds,
   5.750%, 10-1-2020, AA-/NR                $     1,000,000 $     1,054,510
                                                            ---------------

 Total Long-Term Municipal Bonds (cost $23,055,124)              23,552,501
                                                            ---------------

SHORT-TERM MUNICIPAL BONDS (4.8%)
Indiana (3.6%)
 Indiana Health Facility Finance Corp.,
   Revenue Bonds, Put Bonds-Monthly,
   2.300%, 3-1-2030, AA/Aa3                         900,000         900,000
                                                            ---------------

------------------------------------------------------------------------
 Description**                                Principal      Value
------------------------------------------------------------------------
Texas (1.2%)
 Harris County Health Care Facilities,
   Revenue Bonds, Put Bonds-Monthly,
   4.450%, 2-15-2027, AA/NR                  $   300,000 $      300,000
                                                         --------------

Total Short-Term Municipal Bonds (cost $1,200,000)            1,200,000
                                                         --------------

Total Investments (98.5%) (cost $24,255,124)                 24,752,501
                                                         --------------

Other Assets In Excess of Liabilities (1.5%)                    380,949
                                                         --------------
Net Assets (100.0%)                                      $   25,133,450
                                                         ==============

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH

-------------------------------------------------------------------------------------
 Description                                              Shares          Value
-------------------------------------------------------------------------------------
Brazil (2.6%)
 COMMON STOCK
   Companhia Siderurgica Nacional ADR *                        3,400 $        79,900
   Embratel Particpacoes SA ADR                               11,800         107,026
   Tele Nordeste Celular Participacoes SA ADR                 16,900         435,175
   Telemig Celular Participacoes SA ADR                       15,800         600,400
   Telesp Celular Participacoes SA ADR                        17,800         299,040
                                                                     ---------------
                                                                           1,521,541
                                                                     ---------------
Canada (0.3%)
 COMMON STOCK
   Nortel Networks Corp. ADR                                  12,000         183,600
                                                                     ---------------

Finland (4.1%)
 COMMON STOCK
   Elisa Communications Corp. OY                              52,000         841,905
   Sonera OY                                                 138,000       1,526,661
                                                                     ---------------
                                                                           2,368,566
                                                                     ---------------
France (3.6%)
 COMMON STOCK
   Canal Plus                                                  2,400           8,581
   Egide SA *                                                    370          80,059
   Orange PLC *                                               69,000         727,215
   Total SA                                                      800         119,232
   Vivendi Universal SA                                       16,400       1,135,570
                                                                     ---------------
                                                                           2,070,657
                                                                     ---------------
Germany (2.4%)
 COMMON STOCK
   Deutsche Telekom AG                                        37,000         965,042
   Muenchener Ruckversicherungs-Namen AG                       1,500         425,166
                                                                     ---------------
                                                                           1,390,208
                                                                     ---------------
Italy (8.0%)
 COMMON STOCK
   Banca Intesa SpA                                           84,000         315,223
   ENI SpA *                                                 108,000         739,670
   Finmeccanica SpA *                                      2,368,000       2,510,421
   Olivetti SpA                                              342,000         766,098
   Pininfarina SpA                                            13,500         328,875
                                                                     ---------------
                                                                           4,660,287
                                                                     ---------------
Japan (12.0%)
 COMMON STOCK
   Fujisawa Pharmaceutical Company                            18,800         380,973
   Fujitsu, Ltd.                                              70,000         962,666
   Furukawa Electric Company, Ltd.                            63,800         761,275
   KDDI Corp.                                                    215         867,896
   Kyocera Corp.                                               2,500         238,846
   Kyocera Corp. ADR                                           6,140         607,185
   Nikko Securities, Ltd.                                     88,000         747,482
   NTT Docomo, Inc.                                                7         143,834
   Rohm Company, Ltd.                                          1,400         246,896
   Sony Corp. ADR                                              7,500         574,875
   Takeda Chemical Industries, Ltd.                           19,000         916,070
   THK Company, Ltd.                                          22,000         527,687
                                                                     ---------------
                                                                           6,975,685
                                                                     ---------------
Luxembourg (0.7%)
 COMMON STOCK
   RTL Group                                                   7,700         412,595
                                                                     ---------------

Mexico (0.6%)
 COMMON STOCK
   Coca-Cola FEMSA SA de C.V. ADR                              4,500          87,750
   Grupo Financiero BBVA Bancomer SA de C.V. ADR *            10,000         160,666
   Tubos de Acero de Mexico SA de C.V. ADR                     8,200         109,962
                                                                     ---------------
                                                                             358,378
                                                                     ---------------
Netherlands (0.5%)
 COMMON STOCK
   Koninklijke (Royal) Philips Electronics NV NYRS             4,800         147,840
   United Pan-Europe Communications NV *                      25,000         155,251
                                                                     ---------------
                                                                             303,091
                                                                     ---------------

--------------------------------------------------------------------
 Description                                Shares       Value
--------------------------------------------------------------------
South Korea (2.5%)
 COMMON STOCK
   Pohang Iron & Steel Company, Ltd. ADR     29,900 $       598,299
   Samsung Electronics GDR 144A *             9,425         819,410
                                                    ---------------
                                                          1,417,709
                                                    ---------------
Spain (0.5%)
 COMMON STOCK
   Centros Comerciales Pryca SA              20,000         301,453
                                                    ---------------

Switzerland (2.3%)
 COMMON STOCK
   Swatch Group AG *                          1,200       1,328,263
                                                    ---------------

United Kingdom (8.6%)
 COMMON STOCK
   BAE SYSTEMS PLC                           77,000         365,885
   BP Amoco PLC                              13,500         121,063
   British Telecommunications PLC            24,000         191,042
   Cable & Wireless PLC                     255,000       1,867,655
   Cable & Wireless PLC ADR                   4,350          95,483
   HSBC Holdings PLC                         37,000         485,672
   Reuters Group PLC                         20,000         292,680
   Scottish & Southern Energy                12,000         102,552
   Smiths Group PLC                          79,000         937,061
   Vodafone Group PLC ADR                    18,200         551,096
                                                    ---------------
                                                          5,010,189
                                                    ---------------
United States (52.5%)
 COMMON STOCK (34.6%)
   Allied Waste Industries, Inc. *           20,950         333,524
   ALLTEL Corp.                              11,000         600,710
   Anadarko Petroleum Corp.                   1,700         109,854
   AOL Time Warner, Inc. *                    8,500         429,250
   AT&T Corp.                                19,500         434,460
   AT&T Corp. Liberty Media Class A *        53,000         848,000
   BellSouth Corp.                            7,900         331,484
   Cablevision Systems Corp. *                4,500         309,375
   Cendant Corp. *                           38,500         682,990
   Centennial Communications Corp. *         14,400         216,000
   Clear Channel Communications, Inc. *      11,400         636,120
   Corning, Inc.                             72,300       1,588,431
   Delphi Automotive Systems Corp.           37,700         561,730
   Electronic Arts, Inc. *                   11,300         639,806
   Federal Home Loan Mortgage Corp.           3,500         230,300
   Kimberly-Clark Corp.                       1,800         106,920
   Lockheed Martin Corp.                      7,800         274,248
   Lucent Technologies, Inc.                 66,000         660,660
   McLeodUSA, Inc. Class A *                 30,000         265,500
   Microsoft Corp. *                          8,820         597,555
   Motorola, Inc.                            19,000         295,450
   Murphy Oil Corp.                           1,900         155,800
   Nextel Communications, Inc. Class A *     47,050         764,563
   Paxson Communications Corp. *             15,600         199,056
   Pepsi Bottling Group, Inc. *               4,400         176,088
   Rainbow Media Group                        2,250          47,588
   Rural Cellular Corp. Class A *            28,600       1,069,926
   SBC Communications, Inc.                   4,800         198,000
   Sprint Corp. PCS Group *                  54,750       1,403,243
   State Street Corp.                         5,500         570,790
   Telephone and Data Systems, Inc.          15,300       1,606,501
   Ticketmaster Corp. Class B *              83,400       1,166,765
   UnitedGlobalCom, Inc. *                   14,900         238,810
   USA Networks, Inc. *                      38,500         964,425
   ValueVision International, Inc. *          8,600         152,650
   Verizon Communications                     3,200         176,224
   WorldCom, Inc. *                          57,000       1,040,250
                                                    ---------------
                                                         20,083,046
                                                    ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH

--------------------------------------------------------------------------------
 Description                                         Principal       Value
--------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (17.9%)
   State Street Bank & Trust ***
    4.480% Repurchase Agreement dated 4-30-2001
    to be repurchased at $3,017,898 on 5-1-2001     $ 3,017,528 $     3,017,528
   Treasury Bills
    4.680% 5-31-2001                                  5,059,000       5,039,270
    4.750% 5-24-2001                                  1,515,000       1,510,402
    4.900% 5-3-2001                                     809,000         808,778
                                                                ---------------
                                                                      7,358,450
                                                                ---------------

Total Short-Term Securities (cost $10,375,979)                       10,375,978
                                                                ---------------
                                                                     30,459,024
                                                                ---------------

Total Investments (101.2%) (cost $61,032,438)                        58,761,246
                                                                ---------------

-------------------------------------------------------------------
Notional
Amount      Description                                 Value
-------------------------------------------------------------------
UNREALIZED LOSS ON FORWARD FOREIGN
 CURRENCY CONTRACTS (0.0%) @
E        172,483 Euro 5-3-2001                 Buy $         (715)
J        35,821,620 Japanese Yen 5-1-2001      Buy         (3,428)
                                                   ---------------

Total Unrealized Net Loss on Forward Foreign
 Currency Contracts                                        (4,143)
                                                   ---------------

Liabilities In Excess of Other Assets (-1.2%)            (719,399)
                                                   ---------------
Net Assets (100.0%)                                $   58,037,704
                                                   ===============

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX GE INTERNATIONAL EQUITY

---------------------------------------------------------------------------------------------
 Description                                               Shares             Value
---------------------------------------------------------------------------------------------
Australia (1.9%)
 COMMON STOCK
   Brambles Industries, Ltd.                                    8,886    $        226,782
   Cable & Wireless Optus, Ltd. *                              31,003              56,301
                                                                         -------------------
                                                                                  283,083
                                                                         -------------------
Brazil (2.4%)
 COMMON STOCK
   Embraer-Empresa Brasileira de Aeronautica SA ADR             3,105             139,136
   Petroleo Brasileiro SA ADR *                                 4,837             131,392
   Telecomunicacoes Brasileiras Telebras SA ADR                   256              13,117
   Unibanco de Bancos Brasileiros SA GDR                        3,176              76,383
                                                                         -------------------
                                                                                  360,028
                                                                         -------------------
Canada (1.6%)
 COMMON STOCK
   Bombardier, Inc.                                             4,841              70,103
   CGI Group, Inc. *                                           12,319              69,111
   Manulife Financial Corp.                                     3,921              98,682
   Molson, Inc. Class A                                           147               4,114
                                                                         -------------------
                                                                                  242,010
                                                                         -------------------
Finland (2.6%)
 COMMON STOCK
   Nordic Baltic Holding AB                                     8,071              48,331
   Sampo OY                                                    21,645             226,588
   Stora Enso OY                                                9,828             110,730
   Tieto Corp. OY                                                 289               8,897
                                                                         -------------------
                                                                                  394,546
                                                                         -------------------
France (16.7%)
 COMMON STOCK
   Alcatel SA                                                   2,058              67,006
   Alstom                                                       9,900             285,440
   Aventis SA                                                   3,044             235,752
   AXA-UAP                                                      1,947             229,728
   BNP Paribas SA                                               2,219             197,252
   Carrefour SA                                                 3,870             223,334
   Coflexip SA ADR                                                780              56,745
   Lagardere Group SA                                           4,450             258,582
   Lyonnaise des Eaux SA                                          739             109,224
   Michelin Generale de Etablissments                           3,254             107,995
   Publicis SA                                                    894              30,138
   Publicis SA Warrants *                                         686               1,308
   Schneider SA                                                   895              61,098
   Total SA                                                     2,440             363,661
   Vivendi Universal SA                                         4,415             305,704
                                                                         -------------------
                                                                                2,532,967
                                                                         -------------------
Germany (9.1%)
 COMMON STOCK (8.8%)
   Bayer AG                                                       397              16,658
   Bayerische hypo-und Vereinsbank AG                           1,263              69,917
   Bayerische Motoren Werke (BMW) AG                            4,078             136,029
   Deutsche Bank AG                                             2,542             206,909
   Dresdner Bank AG                                             2,845             129,604
   E.On AG                                                      1,580              79,406
   Fresenius Medical Care AG                                    1,450             108,055
   Henkel KGaA                                                  2,550             159,940
   Merck KGaA                                                   1,701              60,362
   Metallgesellschaft AG                                       13,076             147,325
   Muenchener Ruckversicherungs-Namen AG                          794             225,055
   Muenchener Ruckversicherungs-Namen AG Warrants                   4                 285
                                                                         -------------------
                                                                                1,339,545
                                                                         -------------------
    NON-CONVERTIBLE PREFERRED STOCK (0.3%)
   Fresenius Medical Care AG                                      924              43,462
                                                                         -------------------
                                                                                1,383,007
                                                                         -------------------
Greece (0.3%)
 COMMON STOCK
   Hellenic Telecommunication Organization SA                   1,744              25,993
   Hellenic Telecommunication Organization SA ADR               2,699              20,099
                                                                         -------------------
                                                                                   46,092
                                                                         -------------------

----------------------------------------------------------------------------------
 Description                                          Shares          Value
----------------------------------------------------------------------------------
Hong Kong (2.2%)
 COMMON STOCK
   Cheung Kong, Ltd.                                      15,217 $        169,748
   Giordano International, Ltd.                          128,000           66,469
   Hutchison Whampoa, Ltd.                                   100            1,080
   Johnson Electric Holdings, Ltd.                        54,000          101,435
                                                                 ----------------
                                                                          338,732
                                                                 ----------------
Ireland (3.9%)
 COMMON STOCK
   Bank of Ireland                                        26,909          259,013
   CRH PLC                                                11,448          191,544
   Elan Corp. PLC ADR *                                    1,768           88,665
   Jefferson Smurfit Group PLC                            27,767           50,991
                                                                 ----------------
                                                                          590,213
                                                                 ----------------
Israel (0.9%)
 COMMON STOCK
   ECI Telecom, Ltd.                                       7,197           49,084
   Teva Pharmaceutical Industries, Ltd. ADS                1,585           86,303
                                                                 ----------------
                                                                          135,387
                                                                 ----------------
Italy (3.1%)
 COMMON STOCK
   Banca Intesa SpA                                       52,407          196,665
   Riunione Adriatica di Sicurta SpA *                    14,673          193,305
   Saipem SpA                                             11,937           78,365
   Telecom Italia SpA                                        452            5,024
                                                                 ----------------
                                                                          473,359
                                                                 ----------------
Japan (11.7%)
 COMMON STOCK
   Canon, Inc.                                             5,000          196,173
   Fujitsu, Ltd.                                          10,000          137,524
   Itochu Corp. *                                         13,879           56,250
   KAO Corp.                                               6,000          152,409
   Komatsu, Ltd.                                          21,000          118,918
   Mazda Motors Corp.                                     45,000          121,587
   Minebea Company, Ltd.                                  20,000          156,939
   Mizuho Holdings, Inc.                                       9           55,406
   Nippon Telegraph & Telephone Corp.                         15           95,255
   Shin-Etsu Chemical Company, Ltd.                        3,000          120,374
   Sony Corp.                                              3,200          239,194
   Tokyo Electric Power                                    2,000           47,729
   Toshiba Corp.                                          42,000          275,549
                                                                 ----------------
                                                                        1,773,307
                                                                 ----------------
Mexico (2.1%)
 COMMON STOCK
   America Movil SA de C.V. ADS *                          1,144           21,050
   Desc SA de C.V. ADR                                     2,723           21,511
   Desc SA de C.V. Series B                               10,386            4,499
   Fomento Economico Mexicano SA de C.V. ADR                 212            8,098
   Grupo Carso SA de C.V. ADR *                            2,322           11,548
   Grupo Financiero Banamex Accival SA de C.V.            99,336          185,657
   Grupo Televisa SA de C.V. GDR *                         1,930           73,398
                                                                 ----------------
                                                                          325,761
                                                                 ----------------
Netherlands (7.4%)
 COMMON STOCK
   ASM Lithography Holding NV *                            4,141          109,475
   Getronics NV                                            3,568           17,346
   IHC Caland NV                                           2,614          120,589
   ING Groep NV                                            5,629          384,370
   Ispat International NV NYRS                             3,342            9,191
   Koninklijke Ahold NV                                    5,638          175,061
   Koninklijke Numico NV                                   2,700          106,807
   Koninklijke (Royal) KPN NV                              1,330           16,259
   Koninklijke (Royal) Philips Electronics NV              6,154          180,765
                                                                 ----------------
                                                                        1,119,863
                                                                 ----------------
Poland (0.3%)
 COMMON STOCK
   Telekomunikacja Polska GDR 144A                         9,730           52,548
                                                                 ----------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX GE INTERNATIONAL EQUITY


-----------------------------------------------------------------------------
 Description                                       Shares         Value
-----------------------------------------------------------------------------
Portugal (0.2%)
 COMMON STOCK
   Banco Comercial Portugues SA                        6,585 $        28,275
                                                             ---------------

Singapore (0.5%)
 COMMON STOCK
   Datacraft Asia, Ltd.                               16,000          81,600
                                                             ---------------

South Korea (1.7%)
 COMMON STOCK
   Kookmin Bank GDR 144A                                 668           7,648
   Korea Telecom Corp. ADR                             2,709          74,850
   Pohang Iron & Steel Company, Ltd. ADR               4,317          86,383
   Samsung Electronics GDR 144A *                        990          86,071
                                                             ---------------
                                                                     254,952
                                                             ---------------
Spain (2.4%)
 COMMON STOCK
   Acciona SA                                            607          21,486
   Repsol-YPF SA                                       1,400          25,958
   Telefonica SA                                      18,188         307,860
   Telefonica SA ADR *                                   229          11,510
                                                             ---------------
                                                                     366,814
                                                             ---------------
Sweden (1.4%)
 COMMON STOCK
   Autoliv, Inc.                                       7,709         154,104
   Investor AB Class B                                   690           8,444
   Invik & Company AB                                    218          15,731
   Kinnevik Investments AB B-Free                        590          13,233
   Svenska Handelsbanken AB                            2,003          29,884
                                                             ---------------
                                                                     221,396
                                                             ---------------
Switzerland (0.9%)
 COMMON STOCK
   Credit Suisse Group                                   747         139,242
                                                             ---------------

Taiwan (1.5%)
 COMMON STOCK
   United Microelectronics Corp. *                    21,000         230,790
                                                             ---------------

United Kingdom (14.9%)
 COMMON STOCK
   BAE SYSTEMS PLC                                    87,207         414,386
   Billiton PLC                                       13,926          68,362
   Cable & Wireless PLC                               16,360         119,823
   Commercial Union PLC                               24,059         332,309
   Compass Group PLC *                                 2,166          16,452
   Corus Group PLC                                    27,000          27,492
   Granada Compass PLC                                   142             380
   International Power PLC *                           8,769          37,627
   Invensys PLC                                      129,670         271,944
   National Grid Group PLC                             4,680          35,681
   Nycomed Amersham PLC                               15,605         118,642
   Prudential PLC                                     12,498         145,656
   Railtrack Group PLC                                   858           6,039
   Reed International PLC                             12,712         125,078
   Royal and Sun Alliance Insurance Group PLC         31,381         222,215
   ScottishPower PLC                                   1,207           7,659
   Vodafone Group PLC                                104,204         316,451
                                                             ---------------
                                                                   2,266,196
                                                             ---------------
United States (9.8%)
 COMMON STOCK (0.5%)
   Biovail Corp. *                                     2,014          79,110
                                                             ---------------

---------------------------------------------------------------------------------------
 Description                                              Principal         Value
---------------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (9.3%)
   State Street Bank & Trust Eurodollar Time Deposit
    3.250% 5-1-2001                                     $    1,411,627 $     1,411,627
                                                                       ---------------
                                                                             1,490,737
                                                                       ---------------

Total Investments (99.5%) (cost $16,184,874)                                15,130,905
                                                                       ---------------

     -----------------------------------------------------------------------
     Notional
     Amount           Description                               Value
     -----------------------------------------------------------------------
     UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
      CURRENCY CONTRACTS (0.0%) @
     E             13,835 Euro 5-2-2001           Sell     $            93
     E             364 Euro 5-2-2001              Buy                   (2)
     E             5,598 Euro 5-3-2001            Buy                  (29)
                                                           ----------------

     Total Unrealized Net Gain on Forward Foreign
      Currency Contracts                                                62
                                                           ----------------

     Other Assets In Excess of Liabilities (0.5%)                   80,767
                                                           ----------------
     Net Assets (100.0%)                                   $    15,211,734
                                                           ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX GE U.S. EQUITY

----------------------------------------------------------------------
 Description                               Shares          Value
----------------------------------------------------------------------
COMMON STOCK (98.3%)
Basic Materials (2.8%)
----------------------
 Chemicals (0.5%)
 Dow Chemical Company                           1,026 $        34,320
 E.I. du Pont de Nemours and Company              997          45,054
 Rohm and Haas Company                            599          20,588
                                                      ---------------
                                                               99,962
                                                      ---------------
 Forest Products (0.8%)
 Weyerhaeuser Company                           2,732         154,440
                                                      ---------------

 Paper Products (1.0%)
 Bowater, Inc.                                    769          37,297
 International Paper Company                    1,139          44,626
 Kimberly-Clark Corp.                           1,871         111,137
                                                      ---------------
                                                              193,060
                                                      ---------------
 Precious Metals (0.5%)
 Alcoa, Inc.                                      854          35,356
 Barrick Gold Corp.                             3,267          53,709
                                                      ---------------
                                                               89,065
                                                      ---------------
Consumer, Cyclical (13.0%)
--------------------------
 Advertising (1.0%)
 Catalina Marketing Corp. *                     3,178         111,103
 Interpublic Group of Companies, Inc.           2,734          92,819
                                                      ---------------
                                                              203,922
                                                      ---------------
 Airlines (0.6%)
 AMR Corp. *                                    1,634          62,272
 Continental Airlines, Inc. *                     741          38,087
 Delta Air Lines, Inc.                            285          12,549
                                                      ---------------
                                                              112,908
                                                      ---------------
 Broadcasting (1.8%)
 Comcast Corp. Class A *                        6,200         272,242
 Viacom, Inc. Class B *                         1,563          81,370
                                                      ---------------
                                                              353,612
                                                      ---------------
 Entertainment (1.3%)
 Carnival Corp.                                 2,614          69,271
 The Walt Disney Company                        6,296         190,454
                                                      ---------------
                                                              259,725
                                                      ---------------
 Publishing (0.7%)
 Gannett Company, Inc.                          2,109         136,136
                                                      ---------------

 Restaurants (0.4%)
 McDonald's Corp.                               2,956          81,290
                                                      ---------------

 Retailers - Broadline (2.1%)
 Target Corp.                                   6,074         233,545
 Wal-Mart Stores, Inc.                          3,534         182,849
                                                      ---------------
                                                              416,394
                                                      ---------------
 Retailers - Drug Based (3.0%)
 Cardinal Health, Inc.                          6,478         436,618
 CVS Corp.                                      2,391         140,949
                                                      ---------------
                                                              577,567
                                                      ---------------
 Retailers - Specialty (2.1%)
 Home Depot, Inc.                               3,178         149,684
 Lowe's Companies, Inc.                         3,095         194,985
 Pitney Bowes, Inc.                             1,604          61,064
                                                      ---------------
                                                              405,733
                                                      ---------------
Consumer, Non-Cyclical (16.0%)
------------------------------
 Beverages (1.7%)
 Anheuser-Busch Companies, Inc.                 1,337          53,467
 PepsiCo, Inc.                                  4,188         183,476
 The Coca-Cola Company                          1,975          91,225
                                                      ---------------
                                                              328,168
                                                      ---------------
 Consumer Services (0.3%)
 Convergys Corp. *                              1,369          49,969
 UnitedGlobalCom, Inc. *                          163           2,612
                                                      ---------------
                                                               52,581
                                                      ---------------
 Cosmetics (0.3%)
 Avon Products, Inc.                              484          20,483
 The Gillette Company                           1,282          36,357
                                                      ---------------
                                                               56,840
                                                      ---------------

        ----------------------------------------------------------------
         Description                             Shares      Value
        ----------------------------------------------------------------
         Food - Other (1.2%)
         General Mills, Inc.                      2,752 $       108,456
         H.J. Heinz Company                         855          33,473
         Ralston Purina Company                   3,119          94,786
                                                        ---------------
                                                                236,715
                                                        ---------------
         Healthcare (0.1%)
         Sybron Dental Specialties, Inc. *          698          13,960
         UnitedHealth Group, Inc.                   242          15,846
                                                        ---------------
                                                                 29,806
                                                        ---------------
         Household Products (0.6%)
         Colgate-Palmolive Company                  365          20,385
         Energizer Holdings, Inc. *                 427          10,171
         Proctor & Gamble Company                 1,426          85,631
                                                        ---------------
                                                                116,187
                                                        ---------------
         Medical Supplies (2.0%)
         Abbott Laboratories, Inc.                2,331         108,112
         American Home Products Corp.               980          56,595
         Apogent Technologies, Inc. *             2,406          55,338
         Baxter International, Inc.                 835          76,110
         Lincare Holdings, Inc. *                 1,782          88,868
                                                        ---------------
                                                                385,023
                                                        ---------------
         Pharmaceuticals (9.8%)
         Bristol-Myers Squibb Company, Inc.       3,876         217,056
         Eli Lilly and Company                    2,168         184,280
         Johnson & Johnson                        4,173         402,611
         Merck & Company, Inc.                    7,484         568,559
         Pfizer, Inc.                            10,841         469,415
         Schering Plough Corp.                    1,282          49,409
         Watson Pharmaceuticals, Inc. *             360          17,928
                                                        ---------------
                                                              1,909,258
                                                        ---------------
        Energy (10.8%)
        --------------
         Oil Companies - Major (7.2%)
         Anadarko Petroleum Corp.                 1,069          69,079
         BP Amoco PLC ADR                         1,069          57,812
         Burlington Resources, Inc.               1,945          91,823
         Chevron Corp.                              653          63,054
         Conoco, Inc. Class B                     3,564         108,417
         El Paso Corp.                            2,860         196,768
         Exxon Mobil Corp.                        7,029         622,769
         Royal Dutch Petroleum Company NYRS       1,574          93,700
         Texaco, Inc.                               570          41,200
         Unocal Corp.                             1,841          70,253
                                                        ---------------
                                                              1,414,875
                                                        ---------------
         Oil Companies - Secondary (1.0%)
         Baker Hughes, Inc.                       3,029         119,009
         Devon Energy Corp.                       1,188          70,104
                                                        ---------------
                                                                189,113
                                                        ---------------
         Oil Drilling (1.5%)
         Nabors Industries, Inc. *                3,225         192,275
         Transocean Sedco Forex, Inc.             1,812          98,355
                                                        ---------------
                                                                290,630
                                                        ---------------
         Oilfield Equipment and Services (1.1%)
         Schlumberger, Ltd.                       3,252         215,608
                                                        ---------------

        Financial (23.4%)
        -----------------
         Banks (2.4%)
         Bank of America Corp.                    1,782          99,792
         Bank One Corp.                           1,083          40,905
         PNC Financial Services Group, Inc.       2,673         173,932
         State Street Corp.                         639          66,316
         The Bank of New York                       712          35,742
         U.S. Bancorp                             1,994          42,233
                                                        ---------------
                                                                458,920
                                                        ---------------
         Diversified (11.7%)
         American Express Company                 4,803         203,839
         Berkshire Hathaway, Inc. *                  22          50,050
         Citigroup, Inc.                         15,551         764,332
         Countrywide Credit Industries, Inc.         85           3,627
         Equifax, Inc.                            6,623         219,023
         First Data Corp.                         7,796         525,762
         FleetBoston Financial Corp.              3,737         143,389
         Goldman Sachs Group, Inc.                  944          85,998

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX GE U.S. EQUITY


-----------------------------------------------------------------------------------
 Description                                            Shares          Value
-----------------------------------------------------------------------------------
Financial (continued)
---------------------
 Diversified (continued)
 Marsh & McLennan Companies, Inc.                            1,598 $       154,111
 Standard & Poor's 500 Depository Receipts                     773          96,555
 Wells Fargo & Company                                         940          44,152
                                                                   ---------------
                                                                         2,290,838
                                                                   ---------------
 Insurance (4.0%)
 AFLAC, Inc.                                                   684          21,751
 Allstate Corp.                                              4,722         197,144
 American International Group, Inc.                          2,303         188,385
 Chubb Corp.                                                   712          47,526
 Fidelity National Financial, Inc.                           1,125          26,336
 Hartford Financial Services Group, Inc.                     2,406         149,413
 Loews Corp.                                                   921          62,085
 MGIC Investment Corp.                                         442          28,725
 The St. Paul Companies, Inc.                                1,247          56,240
                                                                   ---------------
                                                                           777,605
                                                                   ---------------
 Securities Brokers (2.8%)
 J.P. Morgan & Company                                       5,346         256,501
 Lehman Brothers Holdings, Inc.                              1,871         136,115
 Morgan Stanley, Dean Witter, Discover and Company           2,538         159,361
                                                                   ---------------
                                                                           551,977
                                                                   ---------------
 United States Government Agencies (2.5%)
 Federal Home Loan Mortgage Corp.                            1,277          84,027
 Federal National Mortgage Association                       5,025         403,306
                                                                   ---------------
                                                                           487,333
                                                                   ---------------
Independent (0.3%)
------------------
 Conglomerate
 Philip Morris Companies, Inc.                               1,194          59,831
                                                                   ---------------

Industrial (6.4%)
-----------------
 Building Materials (0.3%)
 Martin Marietta Materials, Inc.                             1,247          57,325
                                                                   ---------------

 Electronic Components and Equipment (1.6%)
 Emerson Electric Company                                    1,936         129,034
 Molex, Inc.                                                 5,628         178,408
                                                                   ---------------
                                                                           307,442
                                                                   ---------------
 Heavy Construction (0.2%)
 Deere & Company                                             1,140          46,820
                                                                   ---------------

 Diversified (3.4%)
 Canadian Pacific, Ltd.                                      3,416         133,805
 Dover Corp.                                                 6,044         236,139
 Eaton Corp.                                                   832          61,244
 Minnesota Mining & Manufacturing Company                    1,478         175,897
 Parker Hannifin Corp.                                       1,188          55,384
                                                                   ---------------
                                                                           662,469
                                                                   ---------------
 Pollution Control (0.4%)
 Waste Management, Inc.                                      2,718          66,346
                                                                   ---------------

 Railroads (0.5%)
 Burlington Northern Santa Fe, Inc.                          3,537         103,988
                                                                   ---------------

Technology (22.5%)
------------------
 Advanced Medical Devices (0.4%)
 DENTSPLY International, Inc.                                  798          31,266
 Medtronic, Inc.                                               889          39,649
                                                                   ---------------
                                                                            70,915
                                                                   ---------------
 Aerospace/Defense (3.3%)
 General Dynamics Corp.                                      1,188          91,571
 The Boeing Company                                          3,586         221,615
 United Technologies Corp.                                   4,116         321,377
                                                                   ---------------
                                                                           634,563
                                                                   ---------------
 Biotechnology (0.3%)
 Pharmacia Corp.                                             1,277          66,736
                                                                   ---------------

 Communications (5.8%)
 Adelphia Communications Corp. *                               217           7,890
 AT&T Corp.                                                  1,509          33,621
 AT&T Corp. Liberty Media Class A *                         17,046         272,736
 Cisco Systems, Inc. *                                       2,108          35,794
 Motorola, Inc.                                              1,424          22,143

-------------------------------------------------------------------------------------
 Description                                            Shares           Value
-------------------------------------------------------------------------------------
 Communications (continued)
 Nextel Communications, Inc. Class A *                        1,254 $        20,378
 Qwest Communications International, Inc. *                   2,435          99,592
 SBC Communications, Inc.                                     6,920         285,450
 Tellabs, Inc. *                                              2,079          72,994
 Verizon Communications                                       2,673         147,202
 Vodafone Group PLC ADR                                       3,609         109,280
 WorldCom, Inc. *                                             1,424          25,988
 XO Communications, Inc. *                                      535           2,102
                                                                    ----------------
                                                                          1,135,170
                                                                    ----------------
 Computers (4.0%)
 Compaq Computer Corp.                                        8,081         141,418
 Computer Sciences Corp. *                                      570          20,309
 Dell Computer Corp. *                                        7,235         190,208
 EMC Corp. *                                                  2,153          85,259
 Hewlett-Packard Company                                      1,709          48,587
 International Business Machines Corp.                        1,782         205,179
 Sun Microsystems, Inc. *                                     3,929          67,264
 Unisys Corp. *                                               1,521          18,313
                                                                    ----------------
                                                                            776,537
                                                                    ----------------
 Diversified (0.7%)
 Applera Corp. - Applied Biosystems Group                       513          16,447
 Gemstar-TV Guide International, Inc. *                         246          10,214
 NTL, Inc. *                                                  3,468         100,884
                                                                    ----------------
                                                                            127,545
                                                                    ----------------
 Industrial (0.0%)
 Hubbel, Inc. Class B                                           317           8,756
                                                                    ----------------

 Semiconductors (3.1%)
 Analog Devices, Inc. *                                       3,347         158,347
 Applied Materials, Inc. *                                    1,901         103,795
 Intel Corp.                                                  6,920         213,897
 Texas Instruments, Inc.                                      3,544         137,153
                                                                    ----------------
                                                                            613,192
                                                                    ----------------
 Software (4.9%)
 Automatic Data Processing, Inc.                              3,193         173,220
 Intuit, Inc. *                                               2,420          77,537
 Microsoft Corp. *                                            9,712         657,988
 Oracle Corp. *                                               1,464          23,658
 PeopleSoft, Inc. *                                             655          24,261
                                                                    ----------------
                                                                            956,664
                                                                    ----------------
Utilities (3.1%)
----------------
 Electric (2.4%)
 Calpine Corp. *                                                869          49,524
 Dominion Resources, Inc.                                     1,559         106,776
 Duke Energy Corp.                                            3,178         148,603
 Exelon Corp.                                                 1,708         117,937
 Xcel Energy, Inc.                                            1,595          49,764
                                                                    ----------------
                                                                            472,604
                                                                    ----------------
 Telephone (0.7%)
 Sprint Corp. FON Group                                       2,673          57,149
 Sprint Corp. PCS Group *                                     2,985          76,506
                                                                    ----------------
                                                                            133,655
                                                                    ----------------

Total Common Stock (cost $19,074,780)                                    19,175,849
                                                                    ----------------

-------------------------------------------------------------------------------------
 Description                                           Principal         Value
-------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (2.2%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.000% 5-1-2001 (cost $429,425)                  $       429,425 $       429,425
                                                                    ----------------

Total Investments (100.5%) (cost $19,504,205)                            19,605,274
                                                                    ----------------

Liabilities In Excess of Other Assets (-0.5%)                               (95,397)
                                                                    ----------------
Net Assets (100.0%)                                                 $    19,509,877
                                                                    ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX GOLDMAN SACHS GROWTH

   ---------------------------------------------------------------------------
    Description                                    Shares          Value
   ---------------------------------------------------------------------------
   COMMON STOCK (96.9%)
   Basic Materials (2.1%)
   ----------------------
    Chemicals (0.9%)
    Dow Chemical Company                                2,790 $        93,325
    E.I. du Pont de Nemours and Company                 3,831         173,123
                                                              ---------------
                                                                      266,448
                                                              ---------------
    Forest Products (0.3%)
    Weyerhaeuser Company                                1,460          82,534
                                                              ---------------

    Paper Products (0.5%)
    International Paper Company                         2,140          83,845
    Kimberly-Clark Corp.                                1,090          64,746
                                                              ---------------
                                                                      148,591
                                                              ---------------
    Precious Metals (0.4%)
    Alcoa, Inc.                                         2,420         100,188
                                                              ---------------
   Consumer, Cyclical (17.7%)
   --------------------------
    Advertising (0.6%)
    TMP Worldwide, Inc. *                               2,030          97,927
    Valassis Communications, Inc. *                     2,000          70,700
                                                              ---------------
                                                                      168,627
                                                              ---------------
    Auto Manufacturers (0.6%)
    Ford Motor Company                                  3,989         117,596
    General Motors Corp.                                1,224          67,087
                                                              ---------------
                                                                      184,683
                                                              ---------------
    Broadcasting (6.5%)
    AOL Time Warner, Inc. *                            13,830         698,415
    Cablevision Systems Corp. *                         1,380          94,875
    Clear Channel Communications, Inc. *                2,127         118,687
    Comcast Corp. Class A *                             2,100          92,211
    EchoStar Communications Corp. *                     5,540         165,978
    Rainbow Media Group                                   690          14,594
    Univision Communications, Inc. Class A *            3,400         148,614
    Viacom, Inc. Class B *                              9,870         513,832
                                                              ---------------
                                                                    1,847,206
                                                              ---------------
    Casinos (1.0%)
    Harrah's Entertainment, Inc. *                      8,590         296,355
                                                              ---------------

    Entertainment (0.6%)
    Metro-Goldwyn-Mayer, Inc. *                         4,040          82,537
    The Walt Disney Company                             3,040          91,960
                                                              ---------------
                                                                      174,497
                                                              ---------------
    Lodging (1.4%)
    Marriott International, Inc.                        5,150         236,282
    Starwood Hotels & Resorts Worldwide, Inc.           4,890         176,480
                                                              ---------------
                                                                      412,762
                                                              ---------------
    Publishing (1.2%)
    Belo Corp.                                          8,450         149,058
    Gannett Company, Inc.                               1,130          72,942
    The New York Times Company                          2,810         115,294
                                                              ---------------
                                                                      337,294
                                                              ---------------
    Restaurants (0.8%)
    McDonald's Corp.                                    8,220         226,050
                                                              ---------------

    Retailers - Broadline (2.5%)
    Wal-Mart Stores, Inc.                              13,630         705,216
                                                              ---------------

    Retailers - Drug Based (1.5%)
    CVS Corp.                                           2,090         123,206
    Walgreen Company                                    7,290         311,866
                                                              ---------------
                                                                      435,072
                                                              ---------------
    Retailers - Specialty (1.0%)
    Home Depot, Inc.                                    5,900         277,890
                                                              ---------------
   Consumer, Non-Cyclical (16.2%)
   ------------------------------
    Beverages (2.4%)
    PepsiCo, Inc.                                       8,990         393,852
    The Coca-Cola Company                               6,040         278,988
                                                              ---------------
                                                                      672,840
                                                              ---------------

     ----------------------------------------------------------------------
      Description                                        Shares   Value
     ----------------------------------------------------------------------
      Consumer Services (0.5%)
      Cendant Corp. *                                     7,870 $  139,614
      E.piphany, Inc. *                                   1,870     16,979
                                                                ----------
                                                                   156,593
                                                                ----------
      Cosmetics (0.6%)
      Avon Products, Inc.                                 2,540    107,493
      The Gillette Company                                2,310     65,511
                                                                ----------
                                                                   173,004
                                                                ----------
      Food - Other (0.7%)
      Wm. Wrigley Jr. Company                             3,860    186,477
                                                                ----------

      Household Products (2.3%)
      Colgate-Palmolive Company                           6,080    339,568
      Energizer Holdings, Inc. *                          5,920    141,014
      Proctor & Gamble Company                            2,870    172,344
                                                                ----------
                                                                   652,926
                                                                ----------
      Medical Supplies (0.8%)
      American Home Products Corp.                        4,090    236,198
                                                                ----------

      Pharmaceuticals (8.9%)
      Bristol-Myers Squibb Company, Inc.                  9,410    526,960
      Eli Lilly and Company                               3,070    260,950
      Johnson & Johnson                                   3,500    337,680
      Merck & Company, Inc.                               4,330    328,950
      Pfizer, Inc.                                       20,632    893,366
      Schering Plough Corp.                               5,260    202,720
                                                                ----------
                                                                 2,550,626
                                                                ----------
     Energy (6.4%)
     -------------
      Oil Companies - Major (5.3%)
      Chevron Corp.                                       1,740    168,014
      Exxon Mobil Corp.                                   8,942    792,261
      Royal Dutch Petroleum Company NYRS                  6,630    394,684
      Texaco, Inc.                                        1,590    114,925
      Unocal Corp.                                        1,280     48,845
                                                                ----------
                                                                 1,518,729
                                                                ----------
      Oilfield Equipment and Services (1.1%)
      Enron Corp.                                         1,590     99,725
      Schlumberger, Ltd.                                  3,020    200,226
                                                                ----------
                                                                   299,951
                                                                ----------
     Financial (20.0%)
     -----------------
      Banks (3.6%)
      Bank of America Corp.                               3,930    220,080
      MBNA Corp.                                         10,190    363,274
      State Street Corp.                                  2,940    305,113
      The Bank of New York                                2,310    115,962
                                                                ----------
                                                                 1,004,429
                                                                ----------
      Diversified (9.0%)
      Citigroup, Inc.                                    12,656    622,042
      First Data Corp.                                    3,240    218,506
      Metlife, Inc. *                                     4,350    126,150
      Sabre Group Holdings, Inc.                          4,020    200,437
      Standard & Poor's 500 Depository Receipts           9,426  1,177,402
      Wells Fargo & Company                               5,060    237,668
                                                                ----------
                                                                 2,582,205
                                                                ----------

      Insurance (2.7%)
      Ambac Financial Group, Inc.                         5,175    278,467
      American International Group, Inc.                  6,020    492,436
                                                                ----------
                                                                   770,903
                                                                ----------
      Securities Brokers (1.5%)
      Charles Schwab Corp.                               11,710    231,858
      Merrill Lynch & Company, Inc.                       1,690    104,273
      Morgan Stanley, Dean Witter, Discover and Company   1,460     91,673
                                                                ----------
                                                                   427,804
                                                                ----------
      United States Government Agencies (3.2%)
      Federal Home Loan Mortgage Corp.                    6,690    440,202
      Federal National Mortgage Association               6,010    482,363
                                                                ----------
                                                                   922,565
                                                                ----------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX GOLDMAN SACHS GROWTH

----------------------------------------------------------------------------
 Description                                     Shares          Value
----------------------------------------------------------------------------
Financial (continued)
---------------------
Independent (1.6%)
------------------
 Conglomerate
 Philip Morris Companies, Inc.                        9,180 $       460,010
                                                            ---------------

Industrial (5.6%)
-----------------
 Electronic Components and Equipment (0.1%)
 Emerson Electric Company                               460          30,659
                                                            ---------------

 Diversified (5.4%)
 General Electric Company                            23,490       1,139,970
 Minnesota Mining & Manufacturing Company             1,870         222,549
 Tyco International, Ltd.                             3,350         178,789
                                                            ---------------
                                                                  1,541,308
                                                            ---------------
 Pollution Control (0.1%)
 Waste Management, Inc.                               1,590          38,812
                                                            ---------------

Technology (25.2%)
------------------
 Aerospace/Defense (1.2%)
 Honeywell International, Inc.                        3,780         184,766
 The Boeing Company                                   1,130          69,834
 United Technologies Corp.                            1,100          85,888
                                                            ---------------
                                                                    340,488
                                                            ---------------
 Biotechnology (0.6%)
 Amgen, Inc. *                                        2,830         173,026
                                                            ---------------

 Communications (8.4%)
 American Tower Corp. Class A *                       2,530          67,804
 AT&T Corp.                                           4,409          98,232
 AT&T Corp. Liberty Media Class A *                  15,630         250,080
 Cisco Systems, Inc. *                               20,220         343,336
 Crown Castle International Corp. *                  11,050         270,614
 Motorola, Inc.                                       3,765          58,546
 Nortel Networks Corp. ADR                            3,820          58,446
 QUALCOMM, Inc. *                                     5,650         324,084
 Qwest Communications International, Inc. *           4,010         164,009
 SBC Communications, Inc.                             8,340         344,025
 Verizon Communications                               6,639         365,610
 WorldCom, Inc. *                                     3,480          63,510
                                                            ---------------
                                                                  2,408,296
                                                            ---------------
 Computers (5.0%)
 CheckFree Corp. *                                    1,150          45,816
 Dell Computer Corp. *                                6,630         174,303
 EMC Corp. *                                         12,710         503,316
 Hewlett-Packard Company                              3,390          96,378
 International Business Machines Corp.                3,400         391,476
 Sun Microsystems, Inc. *                             8,550         146,376
 VeriSign, Inc. *                                     1,538          78,868
                                                            ---------------
                                                                  1,436,533
                                                            ---------------


------------------------------------------------------------------------------------
 Description                                            Shares           Value
------------------------------------------------------------------------------------
 Diversified (0.4%)
 Emulex Corp. *                                               1,570 $        56,379
 JDS Uniphase Corp. *                                         3,126          66,834
                                                                    ---------------
                                                                            123,213
                                                                    ---------------
 Semiconductors (3.4%)
 Applied Materials, Inc. *                                    1,420          77,532
 Intel Corp.                                                 16,190         500,433
 PMC - Sierra, Inc. *                                         2,440         101,626
 Texas Instruments, Inc.                                      2,990         115,713
 Xilinx, Inc. *                                               3,370         159,974
                                                                    ---------------
                                                                            955,278
                                                                    ---------------
 Software (6.2%)
 Automatic Data Processing, Inc.                              1,850         100,363
 Brocade Communications Systems, Inc. *                         560          21,274
 Intuit, Inc. *                                               3,520         112,781
 McDATA Corp. *                                               1,636          37,350
 Microsoft Corp. *                                           16,950       1,148,362
 Oracle Corp. *                                              14,790         239,006
 VERITAS Software Corp.                                       1,470          87,627
 Yahoo!, Inc. *                                               1,350          27,243
                                                                    ---------------
                                                                          1,774,006
                                                                    ---------------
Utilities (2.1%)
----------------
 Electric (1.4%)
 Duke Energy Corp.                                            1,740          81,362
 Mirant Corp. *                                                 755          30,804
 Southern Company                                             1,900          44,441
 The AES Corp. *                                              5,270         251,221
                                                                    ---------------
                                                                            407,828
                                                                    ---------------
 Telephone (0.7%)
 BellSouth Corp.                                              2,210          92,732
 Sprint Corp. FON Group                                       1,900          40,622
 Sprint Corp. PCS Group *                                     2,780          71,251
                                                                    ---------------
                                                                            204,605
                                                                    ---------------

Total Common Stock (cost $29,699,908)                                    27,712,725
                                                                    ---------------

------------------------------------------------------------------------------------
 Description                                           Principal         Value
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.0%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.000% 5-1-2001 (cost $847,745)                  $       847,745 $       847,745
                                                                    ---------------

Total Investments (99.9%) (cost $30,547,653)                             28,560,470
                                                                    ---------------

Other Assets In Excess of Liabilities (0.1%)                                 15,833
                                                                    ---------------
Net Assets (100.0%)                                                 $    28,576,303
                                                                    ===============

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - AMERICA/SM/


      ---------------------------------------------------------------------
       Description                              Shares          Value
      ---------------------------------------------------------------------
      COMMON STOCK (89.5%)
      Consumer, Cyclical (4.5%)
      -------------------------
       Advertising
       Omnicom Group, Inc.                          38,400 $     3,373,440
                                                           ---------------

      Consumer, Non-Cyclical (39.2%)
      ------------------------------
       Beverages (2.4%)
       The Coca-Cola Company                        38,200       1,764,458
                                                           ---------------

       Cosmetics (2.2%)
       The Gillette Company                         58,300       1,653,388
                                                           ---------------

       Household Products (5.9%)
       Colgate-Palmolive Company                    40,300       2,250,755
       Proctor & Gamble Company                     36,500       2,191,825
                                                           ---------------
                                                                 4,442,580
                                                           ---------------
       Pharmaceuticals (28.7%)
       Bristol-Myers Squibb Company, Inc.           62,600       3,505,600
       Johnson & Johnson                            38,100       3,675,888
       Merck & Company, Inc.                        44,900       3,411,053
       Pfizer, Inc.                                187,800       8,131,740
       Schering Plough Corp.                        69,400       2,674,676
                                                           ---------------
                                                                21,398,957
                                                           ---------------
      Financial (25.4%)
      -----------------
       Diversified (10.8%)
       Citigroup, Inc.                              70,500       3,465,075
       Goldman Sachs Group, Inc.                    50,600       4,609,660
                                                           ---------------
                                                                 8,074,735
                                                           ---------------
       Insurance (10.2%)
       American International Group, Inc.           92,700 $     7,582,860
                                                           ---------------

       Securities Brokers (4.4%)
       Merrill Lynch & Company, Inc.                53,400       3,294,780
                                                           ---------------

      Industrial (10.7%)
      ------------------
       Diversified
       General Electric Company                    165,200       8,017,156
                                                           ---------------

      Technology (9.7%)
      -----------------
       Advanced Medical Devices
       Medtronic, Inc.                             162,300       7,238,580
                                                           ---------------

      Total Common Stock (cost $71,529,718)                     66,840,934
                                                           ---------------


  ----------------------------------------------------------------------------
   Description                                         Principal     Value
  ----------------------------------------------------------------------------
  SHORT-TERM SECURITIES (9.6%)
  Time Deposit
  ------------
   State Street Bank & Trust Eurodollar Time Deposit
     4.000% 5-1-2001 (cost $7,164,971)                $ 7,164,971 $ 7,164,971
                                                                  -----------

  Total Investments (99.1%) (cost $78,694,689)                     74,005,905
                                                                  -----------

  Other Assets In Excess of Liabilities (0.9%)                        672,315
                                                                  -----------
  Net Assets (100.0%)                                             $74,678,220
                                                                  ===========

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

[GRAPHIC]
Bar blend

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - GLOBAL/2/

---------------------------------------------------------------------------------
 Description                                          Shares          Value
---------------------------------------------------------------------------------
Australia (1.3%)
 COMMON STOCK
   News Corp., Ltd. ADR                                    3,110 $       119,424
                                                                 ---------------

Austria (0.9%)
 COMMON STOCK
   Nestle SA ADR                                             820          84,891
                                                                 ---------------

Canada (1.5%)
 COMMON STOCK
   Nortel Networks Corp. ADR                               8,880         135,864
                                                                 ---------------

Finland (1.6%)
 CONVERTIBLE PREFERRED STOCK
   Nokia Corp. OY ADR                                      4,410         150,778
                                                                 ---------------

France (4.7%)
 COMMON STOCK
   Alcatel SA ADR                                          1,920          62,323
   AXA-UAP ADR                                             1,290          75,465
   Groupe Danone ADR                                       3,030          78,780
   L'Oreal SA ADR                                          7,470         108,676
   Vivendi Universal SA ADR                                1,694         115,209
                                                                 ---------------
                                                                         440,453
                                                                 ---------------
Germany (2.1%)
 COMMON STOCK
   Infineon Technologies AG ADR                            3,010         128,406
   Siemens AG                                                620          69,124
                                                                 ---------------
                                                                         197,530
                                                                 ---------------
India (0.7%)
 COMMON STOCK
   Infosys Technologies, Ltd. ADR                            940          69,090
                                                                 ---------------

Japan (2.7%)
 COMMON STOCK
   Canon, Inc. ADR                                         3,280         131,036
   Sony Corp. ADR                                          1,570         120,341
                                                                 ---------------
                                                                         251,377
                                                                 ---------------
Netherlands (3.5%)
 COMMON STOCK
   ASM Lithography Holding NV NYRS *                       3,150          85,271
   Heineken NV ADR                                         1,440          74,619
   ING Groep NV ADR                                        2,380         164,196
                                                                 ---------------
                                                                         324,086
                                                                 ---------------
South Korea (0.9%)
 COMMON STOCK
   Samsung Electronics GDR 144A *                          1,000          86,940
                                                                 ---------------

Sweden (0.9%)
 COMMON STOCK
   L.M. Ericsson Telephone Company Class B ADR            12,560          80,761
                                                                 ---------------

Switzerland (0.9%)
 COMMON STOCK
   Credit Suisse Group ADR                                 1,760          82,048
                                                                 ---------------

United Kingdom (6.2%)
 COMMON STOCK
   AstraZeneca PLC ADR                                     2,610         124,027
   Barclays PLC ADR                                          820         105,862
   Glaxo Wellcome PLC ADR                                  2,110         113,033
   HSBC Holdings PLC                                       1,600         104,544
   Reuters Group PLC ADR                                   1,390         125,225
                                                                 ---------------
                                                                         572,691
                                                                 ---------------

-------------------------------------------------------------------------------------
 Description                                            Shares           Value
-------------------------------------------------------------------------------------
United States (72.1%)
 COMMON STOCK (58.3%)
   Agilent Technologies, Inc. *                               3,140 $       122,491
   Altera Corp. *                                               650          16,439
   American International Group, Inc.                         5,170         422,906
   Analog Devices, Inc. *                                     1,300          61,503
   Applied Materials, Inc. *                                  2,890         157,794
   Applied Micro Circuits Corp. *                             1,150          29,923
   Bristol-Myers Squibb Company, Inc.                         3,130         175,280
   Cisco Systems, Inc. *                                      5,260          89,315
   Citigroup, Inc.                                            4,080         200,532
   Colgate-Palmolive Company                                  2,160         120,636
   Corning, Inc.                                              3,025          66,459
   Dell Computer Corp. *                                        910          23,924
   EMC Corp. *                                                3,890         154,044
   General Electric Company                                   9,080         440,652
   Goldman Sachs Group, Inc.                                  2,940         267,834
   Hewlett-Packard Company                                    3,040          86,427
   Intel Corp.                                                2,320          71,711
   International Business Machines Corp.                        870         100,172
   Johnson & Johnson                                          2,060         198,749
   Maxim Integrated Products, Inc. *                            350          17,885
   Medtronic, Inc.                                            9,440         421,024
   Merck & Company, Inc.                                      2,360         179,289
   Merrill Lynch & Company, Inc.                              3,130         193,121
   Microsoft Corp. *                                            870          58,943
   Motorola, Inc.                                             4,850          75,418
   Omnicom Group, Inc.                                        2,260         198,541
   Oracle Corp. *                                             9,270         149,803
   Pfizer, Inc.                                               8,490         367,617
   PMC-Sierra, Inc. *                                           900          37,485
   Proctor & Gamble Company                                   2,590         155,530
   Schering Plough Corp.                                      3,750         144,525
   Sun Microsystems, Inc. *                                   6,740         115,388
   Tellabs, Inc. *                                            1,800          63,198
   Texas Instruments, Inc.                                    4,420         171,054
   The Coca-Cola Company                                      2,610         120,556
   The Gillette Company                                       3,070          87,065
   Xilinx, Inc. *                                             1,250          59,338
                                                                    ----------------
                                                                          5,422,571
                                                                    ----------------

-------------------------------------------------------------------------------------
 Description                                           Principal         Value
-------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (13.8%)
 State Street Bank & Trust Eurodollar Time Deposit
   3.250% 5-1-2001 (cost $1,279,298)                $     1,279,298 $     1,279,298
                                                                    ----------------
                                                                          6,701,869
                                                                    ----------------

Total Investments (100.0%) (cost $10,650,534)                             9,297,802
                                                                    ----------------

Liabilities In Excess of Other Assets (0.0%)                                   (767)
                                                                    ----------------
Net Assets (100.0%)                                                 $     9,297,035
                                                                    ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - TECHNOLOGY/SM /

-------------------------------------------------------------------------
 Description                                   Shares         Value
-------------------------------------------------------------------------
COMMON STOCK (89.9%)
Financial (4.8%)
----------------
 Diversified
 Nasdaq - 100 Shares *                            20,000 $       923,800
                                                         ---------------

Industrial (5.1%)
-----------------
 Electronic Components and Equipment (1.2%)
 Applied Micro Circuits Corp. *                    9,400         244,588
                                                         ---------------

 Diversified (3.9%)
 Corning, Inc.                                    34,450         756,867
                                                         ---------------

Technology (80.0%)
------------------
 Advanced Medical Devices (6.1%)
 Agilent Technologies, Inc. *                     30,300       1,182,003
                                                         ---------------

 Communications (10.6%)
 Cisco Systems, Inc. *                            63,900       1,085,022
 Motorola, Inc.                                   10,000         155,500
 Tellabs, Inc. *                                  23,500         825,085
                                                         ---------------
                                                               2,065,607
                                                         ---------------

 Computers (24.6%)
 Dell Computer Corp. *                            18,900         496,881
 EMC Corp. *                                      36,300       1,437,480
 Hewlett-Packard Company                          24,000         682,320
 International Business Machines Corp.             7,700         886,578
 Sun Microsystems, Inc. *                         74,400       1,273,728
                                                         ---------------
                                                               4,776,987
                                                         ---------------

 -------------------------------------------------------------------------------
  Description                                           Shares        Value
 -------------------------------------------------------------------------------

  Semiconductors (28.7%)
  Altera Corp. *                                           13,800 $     349,002
  Analog Devices, Inc. *                                   12,400       586,644
  Applied Materials, Inc. *                                23,300     1,272,180
  Intel Corp.                                              25,100       775,841
  Maxim Integrated Products, Inc. *                         3,700       189,070
  PMC - Sierra, Inc. *                                      7,700       320,705
  Texas Instruments, Inc.                                  40,000     1,548,000
  Xilinx, Inc. *                                           11,100       526,917
                                                                  -------------
                                                                      5,568,359
                                                                  -------------

  Software (10.0%)
  McDATA Corp. *                                                1            23
  Microsoft Corp. *                                        10,750       728,312
  Oracle Corp. *                                           75,300     1,216,848
                                                                  -------------
                                                                      1,945,183
                                                                  -------------

 Total Common Stock (cost $24,426,079)                               17,463,394
                                                                  -------------

 -------------------------------------------------------------------------------
  Description                                         Principal       Value
 -------------------------------------------------------------------------------

 SHORT-TERM SECURITIES (9.1%)
 Time Deposit
 ------------
  State Street Bank & Trust Eurodollar Time Deposit
    3.250% 5-1-2001 (cost $1,770,933)                $  1,770,933 $   1,770,933
                                                                  -------------

 Total Investments (99.0%) (cost $26,197,012)                        19,234,327
                                                                  -------------

 Other Assets In Excess of Liabilities (1.0%)                           196,053
                                                                  -------------
 Net Assets (100.0%)                                              $  19,430,380
                                                                  =============

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

[GRAPHIC]
Bar blend

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX ISABELLE SMALL CAP VALUE


-----------------------------------------------------------------------------
 Description                                      Shares          Value
-----------------------------------------------------------------------------
COMMON STOCK (86.7%)
Basic Materials (13.9%)
-----------------------
 Aluminum (1.5%)
 Commonwealth Industries, Inc.                         3,900 $        19,110
                                                             ---------------

 Chemicals (7.9%)
 Balchem Corp. Class B                                 1,600          22,320
 Crompton Corp.                                        2,300          23,299
 PolyOne Corp.                                         6,200          52,390
                                                             ---------------
                                                                      98,009
                                                             ---------------
 Other Non-ferrous (0.5%)
 RTI International Metals, Inc. *                        400           5,644
                                                             ---------------

 Steel (4.0%)
 AK Steel Holdings Corp.                               2,100          27,237
 Material Sciences Corp. *                             3,300          22,440
                                                             ---------------
                                                                      49,677
                                                             ---------------
Consumer, Cyclical (4.2%)
-------------------------
 Broadcasting (1.4%)
 4Kids Entertainment, Inc. *                           1,000          16,900
                                                             ---------------

 Clothing/Fabric (1.1%)
 Russell Corp.                                           700          13,440
                                                             ---------------

 Consumer Services (0.2%)
 Westaff, Inc. *                                       1,200           2,640
                                                             ---------------

 Publishing (0.8%)
 WorldPages.com, Inc. *                                4,200          10,374
                                                             ---------------

 Retailers - Specialty (0.7%)
 Group 1 Automotive, Inc. *                              500           9,250
                                                             ---------------
Consumer, Non-Cyclical (10.0%)
------------------------------
 Healthcare (3.1%)
 America Service Group, Inc. *                         1,500          38,775
                                                             ---------------

 Household Products (3.7%)
 Graphic Packaging International Corp. *               9,600          21,984
 Oneida, Ltd.                                            900          14,616
 Tupperware Corp.                                        400           8,808
                                                             ---------------
                                                                      45,408
                                                             ---------------
 Pharmaceuticals (3.2%)
 Ariad Pharmaceuticals, Inc. *                         7,100          33,938
 Biocryst Pharmaceuticals, Inc. *                      1,000           5,030
                                                             ---------------
                                                                      38,968
                                                             ---------------
Energy (4.9%)
-------------
 Oil Companies - Major (3.8%)
 Bellwether Exploration Company *                      5,600          47,096
                                                             ---------------

 Oilfield Equipment and Services (1.1%)
 McMoran Exploration Company *                         1,000          13,300
                                                             ---------------

Financial (7.7%)
----------------
 Diversified (0.7%)
 Transmedia Network, Inc. *                            2,600           9,100
                                                             ---------------

 Insurance (7.0%)
 Ceres Group, Inc. *                                   2,000          10,100
 Presidential Life Corp.                               1,000          17,260
 StanCorp Financial Group, Inc.                        1,300          59,449
                                                             ---------------
                                                                      86,809
                                                             ---------------
Industrial (25.1%)
------------------
 Building Materials (0.4%)
 Wickes, Inc. *                                        1,000           4,400
                                                             ---------------

 Electronic Components and Equipment (12.6%)
 BNS Company Class A                                   7,100          32,589
 Duraswitch Industries, Inc. *                         1,000          10,900
 GSI Lumonics, Inc. *                                  1,500          15,420
 Pioneer Standard Electronics, Inc.                    6,400          76,800
 Transpro, Inc. *                                      2,000           5,000
 Woodhead Industries, Inc.                               500           8,615
 York International Corp.                                200           6,042
                                                             ---------------
                                                                     155,366
                                                             ---------------

----------------------------------------------------------------------------------
 Description                                           Shares         Value
----------------------------------------------------------------------------------
 Heavy Machinery (6.3%)
 JLG Industries, Inc.                                      1,600 $        19,680
 Nacco Industries, Inc. Class A                              500          33,850
 Sames Corp. *                                             3,200          23,680
                                                                 ----------------
                                                                          77,210
                                                                 ----------------

 Diversified (0.4%)
 A.M. Castle & Company                                       500           4,800
                                                                 ----------------

 Trucking (5.4%)
 Consolidated Freightways, Inc. *                          9,400          65,800
                                                                 ----------------

Technology (20.9%)
------------------
 Advanced Medical Devices (2.4%)
 EPIX Medical, Inc. *                                      3,300          29,172
                                                                 ----------------

 Aerospace/Defense (0.3%)
 Herley Industries, Inc. *                                   250           3,920
                                                                 ----------------

 Communications (0.1%)
 Arch Wireless, Inc. *                                     5,000           1,550
                                                                 ----------------

 Computers (2.7%)
 Auspex Systems, Inc. *                                    5,100          20,553
 Intergraph Corp. *                                        1,000          13,140
                                                                 ----------------
                                                                          33,693
                                                                 ----------------

 Diversified (5.6%)
 Magnetek, Inc. *                                          3,800          36,290
 Signal Technology Corp. *                                 4,400          33,000
                                                                 ----------------
                                                                          69,290
                                                                 ----------------

 Industrial (2.7%)
 DT Industries, Inc. *                                     3,000          10,380
 Sypris Solutions, Inc. *                                  4,800          22,848
                                                                 ----------------
                                                                          33,228
                                                                 ----------------

 Software (7.1%)
 EBTI International, Inc. *                                7,600          15,200
 Elite Information Group, Inc. *                           3,200          15,936
 Progress Software Corp. *                                 1,000          14,150
 SilverStream Software, Inc. *                             4,400          42,460
                                                                 ----------------
                                                                          87,746
                                                                 ----------------

Total Common Stock (cost $1,019,454)                                   1,070,675
                                                                 ----------------

----------------------------------------------------------------------------------
 Description                                         Principal        Value
----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (32.2%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.000% 5-1-2001 (cost $397,564)                  $    397,564 $       397,564
                                                                 ----------------

Total Investments (118.9%) (cost $1,417,018)                           1,468,239
                                                                 ----------------

Liabilities In Excess of Other Assets (-18.9%)                          (233,112)
                                                                 ----------------
Net Assets (100.0%)                                              $     1,235,127
                                                                 ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX JANUS BALANCED

    ------------------------------------------------------------------------
     Description                                 Shares          Value
    ------------------------------------------------------------------------
    COMMON STOCK (42.6%)
    Basic Materials (1.5%)
    ----------------------
     Chemicals
     E.I. du Pont de Nemours and Company            102,075 $     4,612,769
     Lyondell Chemical Company                      192,115       3,018,127
                                                            ---------------
                                                                  7,630,896
                                                            ---------------
    Consumer, Cyclical (5.6%)
    -------------------------
     Auto Manufacturers (0.8%)
     Bayerische Motoren Werke (BMW) AG +            124,038       4,137,516
                                                            ---------------

     Auto Parts and Equipment (0.5%)
     Delphi Automotive Systems Corp.                164,560       2,451,944
                                                            ---------------

     Broadcasting (1.9%)
     AOL Time Warner, Inc. *                         27,634       1,395,517
     Clear Channel Communications, Inc. *            12,530         699,174
     Comcast Corp. Class A *                         79,964       3,511,219
     Viacom, Inc. Class B *                          75,478       3,929,385
                                                            ---------------
                                                                  9,535,295
                                                            ---------------
     Recreation Products - Other (0.5%)
     Harley Davidson, Inc.                           50,105       2,309,339
                                                            ---------------

     Restaurants (0.6%)
     McDonald's Corp.                               115,405       3,173,638
                                                            ---------------

     Retailers - Broadline (0.7%)
     Wal-Mart Stores, Inc.                           70,505       3,647,929
                                                            ---------------

     Retailers - Specialty (0.6%)
     Tiffany & Company                               88,025       2,853,771
                                                            ---------------

    Consumer, Non-Cyclical (4.9%)
    -----------------------------
     Beverages (1.4%)
     Anheuser-Busch Companies, Inc.                 123,255       4,928,968
     PepsiCo, Inc.                                   50,625       2,217,881
                                                            ---------------
                                                                  7,146,849
                                                            ---------------
     Food Retailers (0.8%)
     Safeway, Inc. *                                 73,635       3,998,381
                                                            ---------------

     Healthcare (1.0%)
     Tenet Healthcare Corp. *                       105,745       4,720,457
                                                            ---------------

     Household Products (1.0%)
     Proctor & Gamble Company                        58,870       3,535,143
     Reckitt Benckiser PLC +                        114,312       1,552,768
                                                            ---------------
                                                                  5,087,911
                                                            ---------------
     Pharmaceuticals (0.7%)
     Bristol-Myers Squibb Company, Inc.              64,945       3,636,920
                                                            ---------------

    Energy (5.1%)
    -------------
     Oil Companies - Major (4.1%)
     Burlington Resources, Inc.                     175,025       8,262,930
     El Paso Corp.                                   91,300       6,281,440
     Exxon Mobil Corp.                               65,005       5,759,443
                                                            ---------------
                                                                 20,303,813
                                                            ---------------
     Oilfield Equipment and Services (1.0%)
     Enron Corp.                                     78,605       4,930,106
                                                            ---------------

    Financial (7.7%)
    ----------------
     Banks (1.7%)
     Bank of America Corp.                           65,295       3,656,520
     The Bank of New York                            27,270       1,368,954
     U.S. Bancorp                                   157,386       3,333,435
                                                            ---------------
                                                                  8,358,909
                                                            ---------------
     Diversified (4.9%)
     American General Corp.                          26,545       1,157,627
     Berkshire Hathaway, Inc. *                       1,125       2,559,375
     Citigroup, Inc.                                274,782      13,505,535
     Goldman Sachs Group, Inc.                       17,780       1,619,758
     Marsh & McLennan Companies, Inc.                57,540       5,549,158
     ONO Finance PLC ADR *~                             350           9,315
                                                            ---------------
                                                                 24,400,768
                                                            ---------------

  ----------------------------------------------------------------------------
   Description                                     Shares          Value
  ----------------------------------------------------------------------------
   Insurance (0.7%)
   American International Group, Inc.                  43,450 $     3,554,210
                                                              ---------------

   Securities Brokers (0.4%)
   Merrill Lynch & Company, Inc.                       35,875       2,213,488
                                                              ---------------

  Industrial (5.4%)
  -----------------
   Electronic Components and Equipment (0.4%)
   Applied Micro Circuits Corp. *                      70,645       1,838,182
                                                              ---------------

   Heavy Machinery (0.1%)
   Cummins, Inc.                                        9,330         386,262
                                                              ---------------

   Diversified (4.9%)
   General Electric Company                           289,640      14,056,229
   Illinois Tool Works, Inc.                           26,680       1,690,978
   Minnesota Mining & Manufacturing Company            40,950       4,873,460
   Textron, Inc.                                       41,330       2,191,317
   Tyco International, Ltd. ADR                        32,305       1,724,118
                                                              ---------------
                                                                   24,536,102
                                                              ---------------
  Technology (12.0%)
  ------------------
   Advanced Medical Devices (1.2%)
   Guidant Corp. *                                     95,985       3,935,385
   Medtronic, Inc.                                     44,650       1,991,390
                                                              ---------------
                                                                    5,926,775
                                                              ---------------
   Aerospace/Defense (0.9%)
   The Boeing Company                                  68,775       4,250,295
                                                              ---------------

   Biotechnology (0.4%)
   Pharmacia Corp.                                     42,245       2,207,724
                                                              ---------------

   Communications (0.5%)
   AT&T Corp. Liberty Media Class A *                 157,125       2,514,000
                                                              ---------------

   Computers (3.1%)
   Apple Computer, Inc. *                             182,370       4,648,611
   EMC Corp. *                                        107,745       4,266,702
   Lexmark International Group, Inc. *                 82,000       5,037,260
   Paychex, Inc.                                       44,978       1,554,440
                                                              ---------------
                                                                   15,507,013
                                                              ---------------
   Diversified (0.1%)
   Nokia Corp. OY +                                    22,372         740,305
                                                              ---------------

   Semiconductors (3.5%)
   Advanced Micro Devices, Inc. *                     158,215       4,904,665
   Applied Materials, Inc. *                           58,530       3,195,737
   Linear Technology Corp.                             53,870       2,587,915
   Maxim Integrated Products, Inc. *                   68,935       3,522,579
   Texas Instruments, Inc.                             81,215       3,143,021
                                                              ---------------
                                                                   17,353,917
                                                              ---------------
   Software (2.3%)
   Automatic Data Processing, Inc.                    100,520       5,453,210
   Cadence Design Systems, Inc. *                     131,770       2,727,639
   VERITAS Software Corp. *                            57,130       3,405,519
                                                              ---------------
                                                                   11,586,368
                                                              ---------------
  Utilities (0.4%)
  ----------------
   Electric
   The AES Corp. *                                     42,675       2,034,316
                                                              ---------------

  Total Common Stock (cost $210,430,303)                          212,973,399
                                                              ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

[GRAPHIC]
Bar blend

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX JANUS BALANCED


             ------------------------------------------------------
              Description                       Shares    Value
             ------------------------------------------------------
             CONVERTIBLE PREFERRED STOCK (2.6%)
             Consumer, Cyclical (0.3%)
             -------------------------
              Publishing
              Tribune Company                    14,245 $1,664,671
                                                        ----------
             Energy (0.7%)
             -------------
              Oil Companies - Major
              The Coastal Corp.                  77,525  3,604,913
                                                        ----------

             Technology (0.8%)
             -----------------
              Diversified
              Nokia Corp. OY ADR                112,616  3,850,341
                                                        ----------

             Utilities (0.8%)
             ----------------
              Gas
              Reliant Energy, Inc.               54,530  4,188,612
                                                        ----------

Total Convertible Preferred Stock
(cost $12,936,786)                                                      13,308,537
                                                                   ---------------

-----------------------------------------------------------------------------------
 Description                                           Principal        Value
-----------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (0.2%)
Consumer, Cyclical
------------------
 Broadcasting
  Clear Channel Communications, Inc. 2.625% 4-1-2003
   (cost $1,252,507)                                  $  1,033,000 $     1,075,611
                                                                   ---------------

NON-CONVERTIBLE CORPORATE BONDS (17.2%)
Basic Materials (0.6%)
----------------------
 Chemicals
 E.I. du Pont de Nemours and Company
  6.875% 10-15-2009                                      1,225,000       1,260,219
 Lyondell Chemical Company 9.625% 5-1-2007               1,742,000       1,802,970
                                                                   ---------------
                                                                         3,063,189
                                                                   ---------------
Consumer, Cyclical (4.4%)
-------------------------
 Auto Manufacturers (0.1%)
 General Motors Corp. 7.200% 1-15-2011                     500,000         505,625
                                                                   ---------------

 Broadcasting (1.4%)
 Cox Communications, Inc. 7.500% 8-15-2004                 375,000         390,469
 Cox Communications, Inc. 7.750% 8-15-2006                 800,000         842,000
 TCI Communications, Inc. 6.375% 5-1-2003                1,950,000       1,971,937
 Viacom, Inc. 7.700% 7-30-2010                           1,075,000       1,140,844
 Viacom, Inc. 7.750% 6-1-2005                            2,500,000       2,650,000
                                                                   ---------------
                                                                         6,995,250
                                                                   ---------------
 Entertainment (0.3%)
 The Walt Disney Company 6.750% 3-30-2006                1,170,000       1,219,725
 The Walt Disney Company 7.300% 2-8-2005                   575,000         608,063
                                                                   ---------------
                                                                         1,827,788
                                                                   ---------------
 Publishing (0.1%)
 Lenfest Communications, Inc. 8.250% 2-15-2008             500,000         523,750
                                                                   ---------------

 Retailers - Broadline (1.2%)
 Fred Meyer, Inc. 7.450% 3-1-2008                        1,005,000       1,036,406
 Target Corp. 5.500% 4-1-2007                            1,300,000       1,261,000
 Wal-Mart Stores, Inc. 6.550% 8-10-2004                  2,365,000       2,462,556
 Wal-Mart Stores, Inc. 6.875% 8-10-2009                  1,125,000       1,168,594
                                                                   ---------------
                                                                         5,928,556
                                                                   ---------------
 Retailers - Specialty (1.3%)
 Home Depot, Inc. 6.500% 9-15-2004                       6,150,000       6,349,875
                                                                   ---------------

Consumer, Non-Cyclical (4.2%)
-----------------------------
 Beverages (1.5%)
 Anheuser-Busch Companies, Inc. 5.650% 9-15-2008         2,220,000       2,170,050
 Anheuser-Busch Companies, Inc. 5.750% 4-1-2010          1,405,000       1,359,337
 Anheuser-Busch Companies, Inc. 6.000% 4-15-2011           475,000         466,094
 Anheuser-Busch Companies, Inc. 6.800% 1-15-2031           525,000         511,219
 Anheuser-Busch Companies, Inc. 7.550% 10-1-2030           480,000         511,200
 Coca-Cola Enterprises, Inc. 6.625% 8-1-2004               475,000         489,844
 Coca-Cola Enterprises, Inc. 7.125% 9-30-2009            1,825,000       1,909,406
                                                                   ---------------
                                                                         7,417,150
                                                                   ---------------

---------------------------------------------------------------------------------
 Description                                         Principal        Value
---------------------------------------------------------------------------------
 Food - Other (0.5%)
 Archer-Daniels-Midland Company 7.000% 2-1-2031     $    310,000 $       299,150
 Kellogg Company 144A 5.500% 4-1-2003                  2,075,000       2,080,187
 Kellogg Company 144A 7.450% 4-1-2031                    250,000         248,438
                                                                 ---------------
                                                                       2,627,775
                                                                 ---------------
 Food Retailers (1.3%)
 Safeway, Inc. 6.150% 3-1-2006                         1,100,000       1,095,875
 Safeway, Inc. 6.500% 11-15-2008                         550,000         549,313
 Safeway, Inc. 6.500% 3-1-2011                           730,000         712,662
 Safeway, Inc. 6.850% 9-15-2004                          450,000         461,250
 Safeway, Inc. 7.250% 9-15-2004                          250,000         260,000
 Safeway, Inc. 7.250% 2-1-2031                         2,555,000       2,471,963
 The Kroger Company 6.800% 12-15-2018                    550,000         503,937
 The Kroger Company 7.625% 9-15-2006                     375,000         393,750
                                                                 ---------------
                                                                       6,448,750
                                                                 ---------------
 Healthcare (0.3%)
 Tenet Healthcare Corp. 8.125% 12-1-2008                 630,000         653,625
 UnitedHealth Group, Inc. 7.500% 11-15-2005              700,000         735,000
                                                                 ---------------
                                                                       1,388,625
                                                                 ---------------
 Pharmaceuticals (0.6%)
 Pfizer, Inc. 5.625% 2-1-2006                          1,790,000       1,803,425
 Warner-Lambert Company 6.000% 1-15-2008               1,000,000       1,000,000
                                                                 ---------------
                                                                       2,803,425
                                                                 ---------------

Energy (0.3%)
-------------
 Oil Companies - Major
 Tosco Corp. 8.125% 2-15-2030                          1,525,000       1,652,719
                                                                 ---------------

Financial (5.8%)
----------------
 Diversified (5.6%)
 American Express Company 6.750% 6-23-2004             1,400,000       1,450,750
 Associates Corp. of North America
 5.750% 11-1-2003                                      1,250,000       1,259,375
 Citigroup, Inc. 5.700% 2-6-2004                       1,300,000       1,314,625
 Citigroup, Inc. 6.500% 1-18-2011                        500,000         496,875
 Citigroup, Inc. 6.750% 12-1-2005                      1,065,000       1,103,606
 Firstar Corp. 7.125% 12-1-2009                          150,000         153,562
 Ford Motor Credit Company 6.875% 2-1-2006               960,000         976,800
 Ford Motor Credit Company 7.250% 1-15-2003            3,200,000       3,296,000
 General Electric Capital Corp. 5.350% 3-30-2006       1,725,000       1,703,428
 General Electric Capital Corp. 5.375% 1-15-2003       1,495,000       1,506,213
 General Electric Capital Corp. 5.375% 4-23-2004       2,800,000       2,809,156
 General Electric Capital Corp. 7.250% 5-3-2004        2,080,000       2,197,000
 General Electric Capital Corp. 7.375% 1-19-2010       1,675,000       1,794,344
 Household Finance Company 8.000% 5-9-2005               900,000         959,625
 Salomon Smith Barney Holdings, Inc.
  6.500% 2-15-2008                                     2,315,000       2,315,000
 SunAmerica, Inc. 6.750% 10-1-2007                     1,000,000       1,022,500
 General Motors Acceptance Corp. 5.800% 3-12-2003        865,000         869,325
 General Motors Acceptance Corp. 6.750% 1-15-2006      2,520,000       2,548,350
                                                                 ---------------
                                                                      27,776,544
                                                                 ---------------
 Securities Brokers (0.2%)
 Charles Schwab Corp. 8.050% 3-1-2010                  1,100,000       1,179,750
                                                                 ---------------

Technology (1.6%)
-----------------
 Communications
 AT&T Wireless Services, Inc. 144A 7.350% 3-1-2006     2,400,000       2,430,000
 Jones Intercable, Inc. 7.625% 4-15-2008                 500,000         521,875
 MICROS Systems, Inc. 7.650% 8-15-2009                 1,475,000       1,476,844
 Nextel Communications, Inc. 9.375% 11-15-2009         1,375,000       1,137,812
 VoiceStream Wireless Corp. 10.375% 11-15-2009         2,200,000       2,508,000
                                                                 ---------------
                                                                       8,074,531
                                                                 ---------------
Utilities (0.3%)
----------------
 Gas
 Reliant Energy, Inc. 7.750% 2-15-2011 *               1,530,000       1,512,787
                                                                 ---------------

Total Non-Convertible Corporate Bonds (cost $84,640,739)              86,076,089
                                                                 ---------------


See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX JANUS BALANCED


------------------------------------------------------------------------
 Description                                 Principal       Value
------------------------------------------------------------------------
LONG-TERM GOVERNMENT BONDS (22.5%)
United States Government Agencies (11.3%)
-----------------------------------------
 Federal Home Loan Bank
   5.000% 2-28-2003                         $ 2,350,000 $     2,364,687
   5.125% 1-13-2003                           3,575,000       3,606,281
   5.250% 2-13-2004                           2,550,000       2,569,125
   6.500% 11-15-2005                          2,030,000       2,118,813
                                                        ---------------
                                                             10,658,906
                                                        ---------------
 Federal Home Loan Mortgage Corp.
   5.625% 3-15-2011                           1,375,000       1,328,594
   5.750% 4-15-2008                           2,325,000       2,319,304
   5.875% 3-21-2011                           1,780,000       1,717,700
   6.750% 3-15-2031                           1,015,000       1,042,912
                                                        ---------------
                                                              6,408,510
                                                        ---------------
 Federal National Mortgage Association
   4.750% 3-15-2004                           5,075,000       5,043,281
   4.750% 11-14-2003                          3,950,000       3,936,727
   5.000% 2-14-2003                           6,375,000       6,414,844
   5.500% 3-15-2011                           5,000,000       4,787,500
   6.000% 12-15-2005                            650,000         665,438
   6.250% 2-1-2011                            2,300,000       2,279,875
   6.375% 6-15-2009                           4,650,000       4,785,315
   6.625% 9-15-2009                           5,365,000       5,593,013
   7.125% 6-15-2010                           5,530,000       5,951,663
                                                        ---------------
                                                             39,457,656
                                                        ---------------
United States Government Securities (11.2%)
-------------------------------------------
 Treasury Notes
   4.750% 1-31-2003                           2,800,000       2,820,607
   5.250% 2-15-2029                           4,310,000       3,926,065
   5.500% 2-15-2008                           5,215,000       5,306,002
   5.875% 11-15-2004                         12,300,000      12,741,939
   6.000% 8-15-2009                           9,750,000      10,165,253
   6.125% 8-15-2029                           9,600,000       9,904,896
   6.500% 10-15-2006                          2,655,000       2,837,531
   7.250% 5-15-2016                           7,500,000       8,575,725
                                                        ---------------
                                                             56,278,018
                                                        ---------------

Total Long-Term Government Bonds (cost $112,873,442)        112,803,090
                                                        ---------------

 -------------------------------------------------------------------------------
  Description                                      Principal         Value
 -------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (14.3%)
 Commercial Paper (3.3%)
 -----------------------
  Household Finance Company 4.650% 5-1-2001     $    16,500,000 $    16,500,000
                                                                ---------------
 United States Government Agencies (11.0%)
 -----------------------------------------
  Federal Home Loan Bank
    4.050% 7-30-2001                                 10,000,000       9,900,000
    4.230% 5-17-2001                                 10,000,000       9,981,200
    4.770% 5-8-2001                                  10,000,000       9,990,725
    4.800% 5-4-2001                                  15,000,000      14,994,000
    4.950% 5-9-2001                                  10,000,000       9,989,078
                                                                ---------------
                                                                     54,855,003
                                                                ---------------

 Total Short-Term Securities (cost $71,353,753)                      71,355,003
                                                                ---------------

 Total Investments (99.4%) (cost $493,487,533)                      497,591,729
                                                                ---------------

-------------------------------------------------------------------
 Notional
 Amount               Description                      Value
-------------------------------------------------------------------
UNREALIZED LOSS ON FORWARD FOREIGN
 CURRENCY CONTRACTS (0.0%) @
B           480,000 British Pound 5-8-2001   Sell $        (4,591)
B           480,000 British Pound 5-8-2001   Buy          (13,601)
                                             ---- ----------------

Total Unrealized Net Loss on Forward Foreign
 Currency Contracts                                       (18,192)
                                                  ----------------

Other Assets In Excess of Liabilities (0.6%)            2,830,657
                                                  ----------------
Net Assets (100.0%)                               $   500,404,194
                                                  ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

[GRAPHIC]
Bar blend

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX JANUS CAPITAL APPRECIATION

    ------------------------------------------------------------------------
     Description                                 Shares          Value
    ------------------------------------------------------------------------
    COMMON STOCK (87.8%)
    Consumer, Cyclical (14.4%)
    --------------------------
     Advertising (4.4%)
     Lamar Advertising Company *                    121,570 $     4,698,681
     TMP Worldwide, Inc. *                          142,905       6,893,737
                                                            ---------------
                                                                 11,592,418
                                                            ---------------
     Broadcasting (3.0%)
     Cox Radio, Inc. Class A *                       41,160       1,061,928
     EchoStar Communications Corp. *                 90,575       2,713,627
     Entercom Communications Corp. *                 24,010       1,095,336
     Hispanic Broadcasting Corp. Class A *           62,095       1,488,417
     Sirius Satellite Radio, Inc. *                 148,080       1,526,705
                                                            ---------------
                                                                  7,886,013
                                                            ---------------
     Retailers - Drug Based (5.2%)
     Cardinal Health, Inc.                          110,933       7,476,851
     Walgreen Company                               145,340       6,217,645
                                                            ---------------
                                                                 13,694,496
                                                            ---------------
     Retailers - Specialty (1.8%)
     eBay, Inc. *                                    96,200       4,856,176
                                                            ---------------
    Consumer, Non-Cyclical (10.6%)
    ------------------------------
     Consumer Services (4.7%)
     Apollo Group, Inc. Class A *                   220,554       6,859,229
     Cendant Corp. *                                 78,010       1,383,897
     Concord EFS, Inc. *                             47,395       2,206,237
     Plexus Corp. *                                  63,075       1,937,664
                                                            ---------------
                                                                 12,387,027
                                                            ---------------
     Medical Supplies (2.5%)
     MiniMed, Inc. *                                 82,945       3,312,823
     Sepracor, Inc. *                               121,205       3,194,964
                                                            ---------------
                                                                  6,507,787
                                                            ---------------
     Pharmaceuticals (3.4%)
     Andrx Group *                                  104,890       6,188,510
     Biovail Corp. *                                 28,410       1,115,945
     Omnicare, Inc.                                  43,775         971,805
     Priority Healthcare Corp. Class B *             22,180         771,420
                                                            ---------------
                                                                  9,047,680
                                                            ---------------
    Energy (5.8%)
    -------------
     Oil Companies - Major (2.6%)
     Anadarko Petroleum Corp.                        82,285       5,317,257
     NRG Energy, Inc. *                              43,105       1,541,004
                                                            ---------------
                                                                  6,858,261
                                                            ---------------
     Oil Drilling (1.6%)
     EOG Resources, Inc.                             95,010       4,407,514
                                                            ---------------

     Oilfield Equipment and Services (1.6%)
     Hanover Compressor Company *                   114,490       4,167,436
                                                            ---------------

    Financial (3.1%)
    ----------------
     Banks (0.2%)
     Northern Trust Corp.                             7,925         515,363
                                                            ---------------

     Diversified (1.8%)
     Berkshire Hathaway, Inc. *                       1,325       3,014,375
     E*TRADE Group, Inc. *                          189,505       1,781,347
                                                            ---------------
                                                                  4,795,722
                                                            ---------------
     Securities Brokers (1.1%)
     Charles Schwab Corp.                           143,200       2,835,360
                                                            ---------------

    Industrial (0.8%)
    -----------------
     Electronic Components and Equipment
     Celestica, Inc. ADR *                           42,260       2,159,486
                                                            ---------------

 ------------------------------------------------------------------------------
  Description                                        Shares         Value
 ------------------------------------------------------------------------------
 Technology (45.6%)
 ------------------
  Biotechnology (11.7%)
  Abgenix, Inc. *                                       84,640 $     3,174,000
  CuraGen Corp. *                                       20,130         662,277
  Enzon, Inc. *                                         12,950         772,079
  Human Genome Sciences, Inc. *                        196,505      12,621,516
  Laboratory Corp. of America Holdings *                 9,450       1,332,450
  Medarex, Inc. *                                      128,570       3,074,109
  Millennium Pharmaceuticals, Inc. *                   205,065       7,628,418
  Quest Diagnostics, Inc. *                             13,415       1,652,728
                                                               ---------------
                                                                    30,917,577
                                                               ---------------
  Communications (14.7%)
  ADC Telecommunications, Inc. *                        90,755         681,570
  American Tower Corp. Class A *                       396,145      10,616,686
  Crown Castle International Corp. *                   524,830      12,853,087
  Metromedia Fiber Network, Inc. Class A *             463,760       2,360,538
  Microcell Telecommunications, Inc. Class B *          77,585         678,869
  SBA Communications Corp. *                            79,400       2,706,746
  Western Wireless Corp. *                             203,810       9,075,659
                                                               ---------------
                                                                    38,973,155
                                                               ---------------
  Computers (6.3%)
  Paychex, Inc.                                        479,303      16,564,712
                                                               ---------------

  Diversified (3.0%)
  Exodus Communications, Inc. *                        722,000       6,931,200
  Flextronics International, Ltd. *                     38,225       1,027,870
                                                               ---------------
                                                                     7,959,070
                                                               ---------------
  Semiconductors (9.9%)
  Cree, Inc. *                                         243,525       5,243,092
  Intergrated Device Technology, Inc. *                153,120       5,997,710
  INTERSHOP Communications Aktiengesellshaft AG *      168,500       5,432,440
  Maxim Integrated Products, Inc. *                     48,445       2,475,540
  Vitesse Semiconductor Corp. *                        212,155       7,192,055
                                                               ---------------
                                                                    26,340,837
                                                               ---------------
 Utilities (7.5%)
 ----------------
  Electric (5.7%)
  The AES Corp. *                                      314,475      14,991,023
                                                               ---------------

  Telephone (1.8%)
  McLeodUSA, Inc. Class A *                            554,235       4,904,980
                                                               ---------------

 Total Common Stock (cost $320,071,519)                            232,362,093
                                                               ---------------

 ------------------------------------------------------------------------------
  Description                                       Principal       Value
 ------------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS (0.1%)
 Technology
 ----------
  Communications
  American Tower Corp. 144A 9.375%
    2-1-2009 (cost $247,609)                       $   265,000 $       264,338
                                                               ---------------

 SHORT-TERM SECURITIES (11.9%)
 Commercial Paper (6.3%)
 -----------------------
  Household Finance Company 4.650% 5-1-2001         10,000,000      10,000,000
  The CIT Group, Inc. 4.630% 5-1-2001                6,600,000       6,600,000
                                                               ---------------
                                                                    16,600,000
                                                               ---------------
 United States Government Agencies (5.6%)
 ----------------------------------------
  Federal Home Loan Bank
    4.780% 5-24-2001                                10,000,000       9,969,461
                                                               ---------------
  Federal Home Loan Mortgage Corp.
    4.770% 5-1-2001                                  5,000,000       5,000,000
                                                               ---------------
                                                                    14,969,461
                                                               ---------------

 Total Short-Term Securities (cost $31,569,461)                     31,569,461
                                                               ---------------

 Total Investments (99.8%) (cost $351,888,589)                     264,195,892
                                                               ---------------

 Other Assets In Excess of Liabilities (0.2%)                          597,781
                                                               ---------------
 Net Assets (100.0%)                                           $   264,793,673
                                                               ===============

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX JANUS FLEXIBLE INCOME


--------------------------------------------------------------------------------
 Description                                        Principal        Value
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS (59.5%)
Consumer, Cyclical (11.0%)
--------------------------
 Broadcasting (6.3%)
 AOL Time Warner, Inc. 6.125% 4-15-2006            $    150,000 $       149,250
 AOL Time Warner, Inc. 7.250% 10-15-2017                250,000         244,375
 AOL Time Warner, Inc. 7.625% 4-15-2031                 290,000         290,725
 AOL Time Warner, Inc. 8.180% 8-15-2007                 750,000         812,812
 Comcast Corp. 6.375% 1-30-2006                         750,000         751,875
 CSC Holdings, Inc. 144A 7.625% 4-1-2011                310,000         300,700
 Viacom, Inc. 6.400% 1-30-2006                        1,000,000       1,012,500
 Viacom, Inc. 7.700% 7-30-2010                          750,000         795,938
                                                                ---------------
                                                                      4,358,175
                                                                ---------------
 Home Construction (0.1%)
 Home Depot, Inc. 5.375% 4-1-2006                        80,000          78,700
                                                                ---------------

 Home Furnishings (0.9%)
 Selmer Company, Inc. 11.000% 5-15-2005                 600,000         616,500
                                                                ---------------

 Retailers - Broadline (3.7%)
 Fred Meyer, Inc. 7.150% 3-1-2003                       750,000         776,250
 Fred Meyer, Inc. 7.450% 3-1-2008                       750,000         773,437
 Wal-Mart Stores, Inc. 6.875% 8-10-2009               1,000,000       1,038,750
                                                                ---------------
                                                                      2,588,437
                                                                ---------------
Consumer, Non-Cyclical (17.0%)
------------------------------
 Consumer Services (0.5%)
 HealthSouth Corp. 144A 8.500% 2-1-2008                 350,000         350,875
                                                                ---------------

 Food - Other (2.2%)
 Kellogg Company 144A 5.500% 4-1-2003                   500,000         501,250
 Kellogg Company 144A 6.000% 4-1-2006                   650,000         644,312
 Kellogg Company 144A 6.600% 4-1-2011                   350,000         343,875
                                                                ---------------
                                                                      1,489,437
                                                                ---------------
 Food Retailers (5.1%)
 Delhaize America, Inc. 144A 7.375% 4-15-2006           500,000         505,625
 Delhaize America, Inc. 144A 8.125% 4-15-2011           500,000         511,250
 Marsh Supermarkets, Inc. 8.875% 8-1-2007               250,000         241,875
 Safeway, Inc. 6.150% 3-1-2006                        1,500,000       1,494,375
 Safeway, Inc. 6.500% 3-1-2011                          300,000         292,875
 Stater Brothers Holdings, Inc. 10.750% 8-15-2006       180,000         164,700
 The Kroger Company 7.650% 4-15-2007                    250,000         261,875
                                                                ---------------
                                                                      3,472,575
                                                                ---------------
 Healthcare (8.1%)
 HCA - The Healthcare Company 7.875% 2-1-2011           120,000         122,100
 HCA - The Healthcare Company 8.360% 4-15-2024          250,000         241,391
 Health Net, Inc. 144A 8.375% 4-15-2011                 550,000         540,375
 Tenet Healthcare Corp. 7.875% 1-15-2003              1,725,000       1,763,813
 Tenet Healthcare Corp. 8.000% 1-15-2005              1,500,000       1,552,500
 UnitedHealth Group, Inc. 6.600% 12-1-2003              750,000         765,938
 UnitedHealth Group, Inc. 7.500% 11-15-2005             590,000         619,500
                                                                ---------------
                                                                      5,605,617
                                                                ---------------
 Household Products (0.4%)
 Proctor & Gamble Company 6.875% 9-15-2009              250,000         260,313
                                                                ---------------

 Pharmaceuticals (0.7%)
 Pfizer, Inc. 5.625% 2-1-2006                           500,000         503,750
                                                                ---------------

Energy (4.9%)
-------------
 Oil Drilling (2.6%)
 R&B Falcon Corp. 6.750% 4-15-2005                    1,750,000       1,771,875
                                                                ---------------

 Oilfield Equipment and Services (1.6%)
 Enron Corp. 7.875% 6-15-2003                           500,000         521,875
 Smith International, Inc. 6.750% 2-15-2011             370,000         364,450
 Smith International, Inc. 7.000% 9-15-2007             250,000         254,062
                                                                ---------------
                                                                      1,140,387
                                                                ---------------
 Pipelines (0.7%)
 Kinder Morgan, Inc. 6.750% 3-15-2011                   300,000         294,376
 Kinder Morgan, Inc. 7.400% 3-15-2031                   205,000         198,337
                                                                ---------------
                                                                        492,713
                                                                ---------------

---------------------------------------------------------------------------------
 Description                                         Principal        Value
---------------------------------------------------------------------------------
Financial (10.2%)
-----------------
 Banks (0.4%)
 HUBCO, Inc. 8.200% 9-15-2006                       $    300,000 $       292,125
                                                                 ---------------

 Diversified (9.1%)
 Capital One Bank 6.875% 2-1-2006                        150,000         145,875
 Citigroup, Inc. 7.250% 10-1-2010                        250,000         259,687
 Ford Motor Credit Company 5.750% 2-23-2004              750,000         750,938
 Ford Motor Credit Company 6.875% 2-1-2006             1,000,000       1,017,500
 General Electric Capital Corp. 5.350% 3-30-2006         500,000         493,750
 Golden State Holdings 7.000% 8-1-2003                 1,500,000       1,486,875
 PHH Corp. 8.125% 2-3-2003                             1,000,000       1,017,500
 Qwest Capital Funding, Inc. 6.250% 7-15-2005            400,000         396,000
 Qwest Capital Funding, Inc. 144A 7.900% 8-15-2010       750,000         788,438
                                                                 ---------------
                                                                       6,356,563
                                                                 ---------------
 Insurance (0.7%)
 Delphi Financial Group, Inc. 8.000% 10-1-2003           500,000         507,500
                                                                 ---------------

Industrial (2.9%)
-----------------
 Diversified (0.8%)
 Isle of Capri Black Hawk, LLC 13.000% 8-31-2004         525,000         572,250
                                                                 ---------------

 Pollution Control (2.1%)
 Waste Management, Inc. 7.000% 10-1-2004               1,000,000       1,011,250
 Waste Management, Inc. 7.375% 8-1-2010                  450,000         451,125
                                                                 ---------------
                                                                       1,462,375
                                                                 ---------------
Technology (5.2%)
-----------------
 Aerospace/Defense (0.4%)
 Northrop Grumman Corp. 144A 7.125% 2-15-2011            250,000         252,188
                                                                 ---------------

 Communications (4.0%)
 American Cellular Corp. 144A 9.500% 10-15-2009          170,000         165,325
 AT&T Wireless Services, Inc. 144A 7.875% 3-1-2011       830,000         833,112
 AT&T Wireless Services, Inc. 144A 8.750% 3-1-2031       205,000         210,381
 British Telecommunications PLC 7.625% 12-15-2005        320,000         332,400
 British Telecommunications PLC 8.125% 12-15-2010        300,000         313,875
 Price Communications Corp. 11.750% 7-15-2007            225,000         244,125
  Qwest Communications International, Inc.
   7.625% 6-9-2003                                       350,000         363,563
 SBA Communications Corp. 144A 10.250% 2-1-2009          350,000         346,500
                                                                 ---------------
                                                                       2,809,281
                                                                 ---------------
 Computers (0.2%)
 Equinix, Inc. 13.000% 12-1-2007                         250,000         160,000
                                                                 ---------------

 Diversified (0.6%)
 Exodus Communications, Inc. 11.625% 7-15-2010           500,000         395,000
                                                                 ---------------

Utilities (8.3%)
----------------
 Electric
 Calpine Corp. 7.625% 4-15-2006                        1,500,000       1,471,875
 Calpine Corp. 8.500% 5-1-2008                           880,000         881,100
 Carolina Power and Light 6.650% 4-1-2008                500,000         495,000
 Dominion Resources, Inc. 6.000% 1-31-2003               950,000         955,938
 Mirant Corp. 144A 7.625% 5-1-2006                       220,000         222,853
 Mirant Corp. 144A 9.125% 5-1-2031                       335,000         342,842
 Public Service Electric and Gas Company 144A
   6.875% 4-15-2006                                    1,000,000         997,500
 Public Service Electric and Gas Company 144A
   7.750% 4-15-2011                                      425,000         429,781
                                                                 ---------------
                                                                       5,796,889
                                                                 ---------------

Total Non-Convertible Corporate Bonds (cost $41,037,843)              41,333,525
                                                                 ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

[GRAPHIC]
Bar blend

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX JANUS FLEXIBLE INCOME

------------------------------------------------------------------------
 Description                                Principal        Value
------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (3.4%)
Consumer, Cyclical (0.5%)
-------------------------
 Broadcasting
 Pegasus Media & Communications, Inc.
   12.500% 7-1-2005                        $    350,000 $       355,250
                                                        ---------------

Technology (2.9%)
-----------------
 Communications
 Verizon Global Funding Corp.
   5.750% 4-1-2003                            2,000,000       1,998,200
                                                        ---------------

Total Convertible Corporate Bonds (cost $2,316,123)           2,353,450
                                                        ---------------

LONG-TERM GOVERNMENT BONDS (27.2%)
United States Government Agencies (18.6%)
-----------------------------------------
 Federal National Mortgage Association
   5.500% 3-15-2011                           2,100,000       2,010,750
   6.000% 12-15-2005                          4,980,000       5,098,275
   6.250% 2-1-2011                              875,000         867,344
   6.625% 11-15-2010                          4,750,000       4,940,000
                                                        ---------------
                                                             12,916,369
                                                        ---------------
United States Government Securities (8.6%)
------------------------------------------
 Treasury Notes
   5.000% 2-15-2011                           1,980,000       1,929,866
   5.250% 8-15-2003                             750,000         763,470
   5.375% 2-15-2031                           1,000,000         943,120
   5.500% 2-15-2008                             870,000         885,182
   5.750% 8-15-2010                             750,000         768,855
   6.250% 5-15-2030                             675,000         712,017
                                                        ---------------
                                                              6,002,510
                                                        ---------------

Total Long-Term Government Bonds (cost $19,128,882)          18,918,879
                                                        ---------------

------------------------------------------------------------------------
 Description                                  Shares         Value
------------------------------------------------------------------------
COMMON STOCK (0.0%)
Financial (0.0%)
----------------
 Diversified
 ONO Finance PLC Warrants *                         250 $        10,000
                                                        ---------------

Technology (0.0%)
-----------------
 Communications (0.0%)
 Versatel Telecom BV Warrants *                      75           2,475
                                                        ---------------

 Computers (0.0%)
 Equinix, Inc. Warrants *                           130           9,100
                                                        ---------------

Total Common Stock (cost $498)                                   21,575
                                                        ---------------

  ----------------------------------------------------------------------------
   Description                                          Shares       Value
  ----------------------------------------------------------------------------
  NON-CONVERTIBLE PREFERRED STOCK (0.1%)
  Financial
  ---------
   Savings & Loans
   Chevy Chase Savings Bank (cost $116,376)                 3,500 $    91,875
                                                                  -----------

  ----------------------------------------------------------------------------
   Description                                         Principal     Value
  ----------------------------------------------------------------------------
  SHORT-TERM SECURITIES (7.3%)
  Commercial Paper (7.2%)
  -----------------------
   Household Finance Company 4.650% 5-1-2001          $ 3,000,000 $ 3,000,000
   The CIT Group, Inc. 4.630% 5-1-2001                  2,000,000   2,000,000
                                                                  -----------
                                                                    5,000,000
                                                                  -----------
  Time Deposit (0.1%)
  -------------------
   State Street Bank & Trust Eurodollar Time Deposit
     3.000% 5-1-2001                                       63,788      63,788
                                                                  -----------

  Total Short-Term Securities (cost $5,063,788)                     5,063,788
                                                                  -----------

  Total Investments (97.5%) (cost $67,663,510)                     67,783,092
                                                                  -----------

-----------------------------------------------------------------------------
Notional
Amount          Description                                      Value
-----------------------------------------------------------------------------
UNREALIZED GAIN (LOSS) ON FORWARD
 FOREIGN CURRENCY CONTRACTS (0.0%) @
E            180,000 Euro 5-7-2001           Sell           $        (5,693)
E            180,000 Euro 5-7-2001           Buy                      1,639
                                                            ----------------

Total Unrealized Net Loss on Forward Foreign
 Currency Contracts                                                  (4,054)
                                                            ----------------

Other Assets In Excess of Liabilities (2.5%)                      1,732,539
                                                            ----------------
Net Assets (100.0%)                                         $    69,511,577
                                                            ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX JANUS GLOBAL

-------------------------------------------------------------------------------
 Description                                          Shares        Value
-------------------------------------------------------------------------------
Brazil (2.1%)
 COMMON STOCK (0.8%)
   Petroleo Brasileiro SA ADR *                        365,695 $     9,873,765
                                                               ---------------

 CONVERTIBLE PREFERRED STOCK (1.3%)
   Petroleo Brasileiro SA ADR                          698,545      16,974,643
                                                               ---------------
                                                                    26,848,408
                                                               ---------------
Canada (0.8%)
 COMMON STOCK
   Bombardier, Inc.                                    199,229       2,885,028
   Celestica, Inc. ADR *                               115,490       5,901,539
   Shaw Communications, Inc.                            88,395       1,848,442
                                                               ---------------
                                                                    10,635,009
                                                               ---------------
China (0.4%)
 COMMON STOCK
   PetroChina Company                               24,316,000       5,206,719
                                                               ---------------
Finland (3.4%)
 COMMON STOCK (1.2%)
   Nokia Corp. OY                                      486,407      16,095,546
                                                               ---------------

 CONVERTIBLE PREFERRED STOCK (2.2%)
   Nokia Corp. OY ADR                                  822,366      28,116,693
                                                               ---------------
                                                                    44,212,239
                                                               ---------------
France (7.4%)
 COMMON STOCK
   AXA-UAP                                             106,873      12,610,047
   Aventis SA                                           52,735       4,084,231
   Schneider SA                                        272,307      18,589,362
   STMicroelectronics NV                               560,333      22,593,169
   Total SA                                            180,839      26,952,462
   Vivendi Universal SA                                 61,553       4,262,056
   Vivendi Universal SA ADR                            108,046       7,348,208
                                                               ---------------
                                                                    96,439,535
                                                               ---------------
Germany (1.5%)
 COMMON STOCK (1.1%)
   Bayerische Motoren Werke (BMW) AG                   307,105      10,244,052
   Siemens AG                                           51,140       3,765,578
                                                               ---------------
                                                                    14,009,630
                                                               ---------------
 CONVERTIBLE PREFERRED STOCK (0.4%)
   Porsche AG                                           16,090       5,267,196
                                                               ---------------
                                                                    19,276,826
                                                               ---------------
Hong Kong (3.8%)
 COMMON STOCK
   China Mobile, Ltd. *                              3,144,000      15,439,628
   China Mobile, Ltd. ADR *                          1,009,730      25,566,364
   Citic Pacific, Ltd. *                             2,126,000       6,119,770
   Television Broadcasts, Ltd.                         524,000       2,647,177
                                                               ---------------
                                                                    49,772,939
                                                               ---------------
Israel (0.7%)
 COMMON STOCK
   Check Point Software Technologies, Ltd. ADR *        69,545       4,362,558
   Teva Pharmaceutical Industries, Ltd. ADS             80,765       4,397,654
                                                               ---------------
                                                                     8,760,212
                                                               ---------------
Japan (8.6%)
 COMMON STOCK
   Furukawa Electric Company, Ltd.                     456,000       5,441,087
   Hoya Corp.                                           56,000       3,669,457
   Nippon Telegraph & Telephone Corp.                      186       1,181,167
   NTT Docomo, Inc.                                      3,133      64,375,842
   Rohm Company, Ltd.                                   21,100       3,721,069
   Sony Corp.                                          149,600      11,182,332
   Takeda Chemical Industries, Ltd.                    318,000      15,332,119
   Yamanouchi Parmaceutica                             281,000       7,774,299
                                                               ---------------
                                                                   112,677,372
                                                               ---------------

--------------------------------------------------------------------------------
 Description                                           Shares        Value
--------------------------------------------------------------------------------
Mexico (4.2%)
 COMMON STOCK
   America Movil SA de C.V. ADS *                       864,625 $    15,909,100
   Grupo Televisa SA de C.V. GDR *                      328,105      12,477,833
   Telefonos de Mexico SA de C.V. ADR                   774,195      26,787,147
                                                                ---------------
                                                                     55,174,080
                                                                ---------------
Netherlands (4.1%)
 COMMON STOCK
   Akzo Nobel NV                                         79,166       3,297,398
   ASM Lithography Holding NV*                          114,191       3,018,875
   ASM Lithography Holding NV NYRS *                    132,130       3,576,759
   Koninklijke Ahold NV                                 307,671       9,553,261
   Koninklijke (Royal) Philips Electronics NV            33,287         977,757
   Koninklijke (Royal) Philips Electronics NV NYRS       65,890       2,029,412
   STMicroelectronics NV NYRS                           190,547       7,707,626
   Unilever NV                                          234,695      13,283,777
   Wolters Kluwer NV                                    340,826       9,427,703
                                                                ---------------
                                                                     52,872,568
                                                                ---------------
South Africa (0.7%)
 COMMON STOCK
   Dimension Data Holdings PLC*                       2,010,833       9,526,254
                                                                ---------------
South Korea (0.3%)
 COMMON STOCK
   Samsung Electronics                                   19,860       3,453,257
                                                                ---------------
Spain (4.2%)
 COMMON STOCK
   Banco Bilbao Vizcaya SA                            2,235,817      31,775,751
   Repsol-YPF SA                                        321,992       5,970,193
   Telefonica SA                                        731,069      12,374,678
   Telefonica SA ADR *                                   91,642       4,605,927
                                                                ---------------
                                                                     54,726,549
                                                                ---------------
Sweden (2.0%)
 COMMON STOCK
   Assa Abloy AB Class B                                807,789      14,060,491
   Securitas AB                                         638,244      12,416,351
                                                                ---------------
                                                                     26,476,842
                                                                ---------------
Switzerland (3.0%)
 COMMON STOCK
   Novartis AG                                            1,141       1,772,478
   Roche Holding AG                                       1,761      12,643,077
   Serono SA                                              5,562       4,582,921
   UBS AG                                                46,174       7,023,876
   Zurich Financial Services AG                          38,251      13,598,886
                                                                ---------------
                                                                     39,621,238
                                                                ---------------
United Kingdom (4.3%)
 COMMON STOCK
   AstraZeneca PLC                                      192,908       8,940,459
   BP Amoco PLC                                         674,701       6,050,450
   Capita Group PLC                                     708,529       5,042,543
   COLT Telecom Group PLC *                             239,433       3,281,446
   Compass Group PLC *                                  548,140       4,163,488
   Diageo PLC                                           243,459       2,548,567
   Lloyds TSB Group PLC                                 451,335       4,708,521
   Standard Chartered PLC                                79,445       1,126,266
   Vodafone Group PLC                                 2,788,618       8,468,580
   Vodafone Group PLC ADR                               141,228       4,276,384
   WPP Group PLC                                        576,229       6,884,367
                                                                ---------------
                                                                     55,491,071
                                                                ---------------
United States (47.8%)
 COMMON STOCK (38.6%)
   Abbott Laboratories, Inc.                            250,740      11,629,321
   Adelphia Communications Corp. *                       60,655       2,205,416
   Agilent Technologies, Inc. *                         109,255       4,262,038
   Amdocs, Ltd. *                                       228,720      13,471,608
   American Express Company                             108,370       4,599,223

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX JANUS GLOBAL

-----------------------------------------------------------------------------------
 Description                                              Shares        Value
-----------------------------------------------------------------------------------
United States (continued)
 COMMON STOCK (continued)
   American Home Products Corp.                              68,165 $    3,936,529
   Anadarko Petroleum Corp.                                  21,635      1,398,054
   AOL Time Warner, Inc. *                                  337,791     17,058,446
   AT&T Corp. Liberty Media Class A *                       370,670      5,930,720
   Automatic Data Processing, Inc.                          117,245      6,360,541
   Bank of America Corp.                                     54,955      3,077,480
   Bristol-Myers Squibb Company, Inc.                       147,770      8,275,120
   Brocade Communications Systems, Inc. *                    98,160      3,729,098
   Cendant Corp. *                                           39,000        691,860
   Cisco Systems, Inc. *                                    423,665      7,193,832
   Citigroup, Inc.                                          567,193     27,877,536
   Clear Channel Communications, Inc. *                     331,898     18,519,908
   Comcast Corp. Class A *                                  393,145     17,262,997
   Comverse Technology, Inc. *                              127,025      8,701,213
   E.I. du Pont de Nemours and Company                      111,360      5,032,358
   EMC Corp. *                                              184,685      7,313,526
   Estee Lauder Companies, Inc. Class A                     266,415     10,589,996
   Exxon Mobil Corp.                                         91,085      8,070,131
   Genentech, Inc. *                                         54,500      2,861,250
   General Electric Company                                 905,645     43,950,952
   Goldman Sachs Group, Inc.                                109,105      9,939,466
   Guidant Corp. *                                          240,060      9,842,460
   Human Genome Sciences, Inc. *                             77,015      4,946,673
   JDS Uniphase Corp. *                                     112,509      2,405,442
   Johnson & Johnson                                         94,065      9,075,391
   Linear Technology Corp.                                  168,685      8,103,627
   Marsh & McLennan Companies, Inc.                          56,060      5,406,426
   McDonald's Corp.                                         148,235      4,076,463
   Medtronic, Inc.                                          160,295      7,149,157
   Merrill Lynch & Company, Inc.                             89,445      5,518,757
   Millennium Pharmaceuticals, Inc. *                        34,410      1,280,052
   Paychex, Inc.                                            167,452      5,787,141
   PepsiCo, Inc.                                            143,230      6,274,906
   Pfizer, Inc.                                             553,967     23,986,771
   Pharmacia Corp.                                          189,994      9,929,086
   Schlumberger, Ltd.                                       101,815      6,750,335
   Sepracor, Inc. *                                          53,795      1,418,036
   State Street Corp.                                        19,825      2,057,439
   The AES Corp. *                                          191,540      9,130,712
   The Bank of New York                                      54,190      2,720,338
   The Boeing Company                                       259,835     16,057,803
   The Walt Disney Company                                  382,810     11,580,003
   Tyco International, Ltd.                                 990,910     52,884,867
   VERITAS Software Corp. *                                  66,705      3,976,285
   Viacom, Inc. Class B *                                   370,850     19,306,451
   Wal-Mart Stores, Inc.                                    388,985     20,126,084
                                                                    --------------
                                                                       503,729,324
                                                                    --------------

-----------------------------------------------------------------------------------
 Description                                             Principal      Value
-----------------------------------------------------------------------------------
  NON-CONVERTIBLE CORPORATE BONDS (0.0%)
   Level 3 Communications, Inc. 9.125% 5-1-2008         $   360,000 $      232,200
                                                                    --------------

 SHORT-TERM SECURITIES (9.2%)
   Federal Home Loan Bank
    4.750% 5-8-2001                                      25,000,000     24,976,910
    4.750% 5-14-2001                                     25,000,000     24,957,118
    4.800% 5-4-2001                                      35,000,000     34,986,000
    5.050% 5-16-2001                                     20,000,000     19,957,917
   Household Finance Company
    4.650% 5-1-2001                                      14,900,000     14,900,000
   State Street Bank & Trust Eurodollar Time Deposit
    3.000% 5-1-2001                                          40,019         40,019
                                                                    --------------
                                                                       119,817,964
                                                                    --------------
                                                                       623,779,488
                                                                    --------------

 Total Investments (99.3%) (cost $1,302,224,013)                     1,294,950,606
                                                                    --------------

------------------------------------------------------------------------
Notional
Amount      Description                                      Value
------------------------------------------------------------------------
   UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
    CURRENCY CONTRACTS (0.7%) @
B        568,704 British Pound 5-1-2001            Buy  $       (5,553)
B        118,111 British Pound 5-2-2001            Buy            (728)
B        4,400,000 British Pound 5-14-2001         Sell         77,167
B        4,200,000 British Pound 10-26-2001        Sell         23,383
B        1,000,000 British Pound 11-2-2001         Sell         (3,753)
B        5,500,000 British Pound 11-9-2001         Sell        207,951
C        22,413 Canadian Dollar 5-2-2001           Buy              44
C        24,000,000 Canadian Dollar 5-7-2001       Sell         72,793
C        24,000,000 Canadian Dollar 5-7-2001       Buy         (34,539)
C        1,100,000 Canadian Dollar 7-16-2001       Sell         (6,705)
C        3,500,000 Canadian Dollar 8-10-2001       Sell         (6,761)
C        900,000 Canadian Dollar 8-10-2001         Buy          (4,497)
E        29,200,000 Euro 5-7-2001                  Sell        615,950
E        22,200,000 Euro 5-7-2001                  Sell       (733,693)
E        27,600,000 Euro 5-7-2001                  Buy        (854,737)
E        36,800,000 Euro 5-14-2001                 Sell      1,621,718
E        19,500,000 Euro 5-14-2001                 Buy         129,591
E        8,900,000 Euro 7-19-2001                  Sell        398,614
E        13,600,000 Euro 8-10-2001                 Buy        (571,404)
E        29,600,000 Euro 10-26-2001                Sell        264,538
E        52,700,000 Euro 11-9-2001                 Sell      1,396,639
E        11,200,000 Euro 11-9-2001                 Buy        (115,786)
F        1,112,909 Swiss Franc 5-3-2001            Sell          3,815
F        6,000,000 Swiss Franc 5-7-2001            Sell        182,183
F        15,300,000 Swiss Franc 10-26-2001         Sell        100,704
F        14,900,000 Swiss Franc 11-9-2001          Sell        268,095
F        7,300,000 Swiss Franc 11-9-2001           Buy         (13,270)
H        664,338 Hong Kong Dollar 5-3-2001         Sell             (1)
H        36,000,000 Hong Kong Dollar 5-7-2001      Buy          (2,805)
H        9,000,000 Hong Kong Dollar 5-7-2001       Buy          12,697
H        271,000,000 Hong Kong Dollar 5-7-2001     Sell       (369,247)
H        228,000,000 Hong Kong Dollar 5-10-2001    Buy         (17,178)
H        29,000,000 Hong Kong Dollar 5-10-2001     Buy             739
H        162,000,000 Hong Kong Dollar 5-10-2001    Sell        (97,141)
H        114,000,000 Hong Kong Dollar 5-10-2001    Sell          9,209
H        82,300,000 Hong Kong Dollar 6-27-2001     Buy           8,153
H        27,000,000 Hong Kong Dollar 6-27-2001     Sell         (6,866)
H        16,700,000 Hong Kong Dollar 11-9-2001     Sell            453
J        3,482,000,000 Japanese Yen 5-7-2001       Sell      5,428,306
J        2,282,000,000 Japanese Yen 5-7-2001       Buy        (946,461)
J        350,000,000 Japanese Yen 7-19-2001        Sell        184,017
J        1,340,000,000 Japanese Yen 8-10-2001      Sell      1,762,149
J        90,000,000 Japanese Yen 8-10-2001         Buy         (63,772)
J        550,000,000 Japanese Yen 10-26-2001       Sell         57,009
J        2,300,000,000 Japanese Yen 10-26-2001     Sell       (234,032)
J        3,145,000,000 Japanese Yen 11-2-2001      Sell       (258,922)
J        2,070,000,000 Japanese Yen 11-9-2001      Sell        730,924
J        450,000,000 Japanese Yen 11-9-2001        Buy        (235,771)
J        820,000,000 Japanese Yen 11-9-2001        Buy          62,877
J        250,000,000 Japanese Yen 11-9-2001        Sell        (22,796)
W        2,400,000,000 South Korean Won 5-15-2001  Sell        326,424
W        195,000,000 South Korean Won 7-23-2001    Sell          3,779
W        400,000,000 South Korean Won 8-10-2001    Sell         14,537
                                                        ---------------

   Total Unrealized Net Gain on Forward Foreign
    Currency Contracts                                       9,358,040
                                                        ---------------

   Other Assets In Excess of Liabilities (0.0%)                136,065
                                                        ---------------
   Net Assets (100.0%)                                  $1,304,444,711
                                                        ===============

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX JANUS GROWTH

        -----------------------------------------------------------------
         Description                           Shares         Value
        -----------------------------------------------------------------
        COMMON STOCK (85.9%)
        Consumer, Cyclical (31.8%)
        --------------------------
         Broadcasting (19.3%)
         AOL Time Warner, Inc. *               5,851,015 $   295,476,258
         Comcast Corp. Class A *               1,290,565      56,668,709
         EchoStar Communications Corp. *       2,033,940      60,936,842
         Viacom, Inc. Class B *                2,377,550     123,775,253
                                                         ---------------
                                                             536,857,062
                                                         ---------------

         Entertainment (0.6%)
         The Walt Disney Company                 559,930      16,937,883
                                                         ---------------

         Retailers - Apparel (1.7%)
         Gap, Inc.                             1,701,870      47,158,818
                                                         ---------------

         Retailers - Broadline (1.4%)
         Costco Wholesale Corp. *              1,077,620      37,641,267
                                                         ---------------

         Retailers - Specialty (8.8%)
         eBay, Inc. *                          2,449,835     123,667,671
         Home Depot, Inc.                      1,719,422      80,984,776
         Tiffany & Company                     1,216,400      39,435,687
                                                         ---------------
                                                             244,088,134
                                                         ---------------

        Consumer, Non-Cyclical (1.2%)
        -----------------------------
         Household Products (0.7%)
         Colgate-Palmolive Company               331,850      18,533,823
                                                         ---------------

         Pharmaceuticals (0.5%)
         Andrx Group *                           238,635      14,079,465
                                                         ---------------

        Energy (0.9%)
        -------------
         Oilfield Equipment and Services
         Enron Corp.                             411,975      25,839,072
                                                         ---------------

        Financial (2.4%)
        ----------------
         Insurance (0.4%)
         American International Group, Inc.      148,990      12,187,382
                                                         ---------------

         Securities Brokers (2.0%)
         Charles Schwab Corp.                  1,174,505      23,255,199
         Merrill Lynch & Company, Inc.           532,040      32,826,868
                                                         ---------------
                                                              56,082,067
                                                         ---------------

        Industrial (7.9%)
        -----------------
         Diversified
         General Electric Company              4,490,295     217,914,016
                                                         ---------------

        Technology (39.8%)
        ------------------
         Advanced Medical Devices (4.6%)
         Guidant Corp. *                       1,716,035      70,357,435
         Medtronic, Inc.                       1,282,170      57,184,782
                                                         ---------------
                                                             127,542,217
                                                         ---------------

         Biotechnology (1.4%)
         Genentech, Inc. *                       759,305      39,863,513
                                                         ---------------

         Communications (10.8%)
         AT&T Corp. Liberty Media Class A *    3,781,435      60,502,960
         Cisco Systems, Inc. *                 5,085,202      86,346,730
         NTT Docomo, Inc. +                        3,625      74,485,294
         Vodafone Group PLC ADR                2,612,815      79,116,038
                                                         ---------------
                                                             300,451,022
                                                         ---------------

----------------------------------------------------------------------------------
 Description                                           Shares         Value
----------------------------------------------------------------------------------
 Computers (6.6%)
 Check Point Software Technologies, Ltd. ADR *           813,730 $    51,045,283
 EMC Corp. *                                           2,167,325      85,826,070
 Network Appliance, Inc. *                               612,220      13,928,126
 Palm, Inc. *                                          1,480,223      11,856,586
 Teradyne, Inc. *                                        505,470      19,966,065
                                                                 ----------------
                                                                     182,622,130
                                                                 ----------------

 Diversified (2.5%)
 Exodus Communications, Inc. *                         3,268,365      31,376,304
 NTL, Inc. *                                           1,330,982      38,718,266
                                                                 ----------------
                                                                      70,094,570
                                                                 ----------------

 Semiconductors (6.0%)
 ASM Lithography Holding NV NYRS *                       760,950      20,598,917
 Maxim Integrated Products, Inc. *                     1,057,180      54,021,897
 Xilinx, Inc. *                                        1,908,105      90,577,744
                                                                 ----------------
                                                                     165,198,558
                                                                 ----------------

 Software (7.9%)
 BEA Systems, Inc. *                                     874,190      35,710,662
 Brocade Communications Systems, Inc. *                  685,670      26,048,603
 Microsoft Corp. *                                       743,970      50,403,968
 VERITAS Software Corp. *                              1,793,137     106,888,897
                                                                 ----------------
                                                                     219,052,130
                                                                 ----------------

Utilities (1.9%)
----------------
 Electric
 The AES Corp. *                                       1,115,140      53,158,724
                                                                 ----------------

Total Common Stock (cost $2,414,400,879)                           2,385,301,853
                                                                 ----------------

CONVERTIBLE PREFERRED STOCK (7.8%)
Technology
----------
 Diversified
 Nokia Corp. OY ADR (cost $29,679,927)                 6,337,520     216,679,809
                                                                 ----------------

----------------------------------------------------------------------------------
 Description                                         Principal        Value
----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (6.6%)
Commercial Paper (3.0%)
-----------------------
 Household Finance Company 4.650% 5-1-2001          $ 81,800,000 $    81,800,000
                                                                 ----------------

Time Deposit (0.0%)
-------------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.000% 5-1-2001                                        48,944          48,944
                                                                 ----------------

United States Government Agencies (3.6%)
----------------------------------------
 Federal Home Loan Bank
   4.770% 5-8-2001                                    50,000,000      49,953,625
   4.770% 5-10-2001                                   25,000,000      24,970,187
   5.100% 5-18-2001                                   25,000,000      24,939,792
                                                                 ----------------
                                                                      99,863,604
                                                                 ----------------

Total Short-Term Securities (cost $181,712,548)                      181,712,548
                                                                 ----------------

Total Investments (100.3%) (cost $2,625,793,354)                   2,783,694,210
                                                                 ----------------

Liabilities In Excess of Other Assets (-0.3%)                         (7,316,288)
                                                                 ----------------
Net Assets (100.0%)                                              $ 2,776,377,922
                                                                 ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

[GRAPHIC]
Bar blend

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX JANUS GROWTH & INCOME

---------------------------------------------------------------------
 Description                              Shares          Value
---------------------------------------------------------------------
COMMON STOCK (65.1%)
Basic Materials (1.3%)
----------------------
 Chemicals
 E.I. du Pont de Nemours and Company           2,860 $       129,243
 Solutia, Inc.                                 2,355          29,908
                                                     ---------------
                                                             159,151
                                                     ---------------
Consumer, Cyclical (13.6%)
--------------------------
 Advertising (0.5%)
 TMP Worldwide, Inc. *                           150           7,236
 Valassis Communications, Inc. *               1,630          57,620
                                                     ---------------
                                                              64,856
                                                     ---------------
 Auto Manufacturers (0.6%)
 Bayerische Motoren Werke (BMW) AG +           2,093          69,816
                                                     ---------------

 Broadcasting (8.5%)
 AOL Time Warner, Inc. *                       6,327         319,514
 Arbitron, Inc. *                                432           9,020
 Comcast Corp. Class A *                       8,150         357,867
 Cox Communications, Inc. Class A *            2,900         131,979
 Viacom, Inc. Class B *                        4,409         229,532
                                                     ---------------
                                                           1,047,912
                                                     ---------------
 Casinos (0.7%)
 Park Place Entertainment Corp. *              7,865          87,459
                                                     ---------------

 Consumer Electronics (0.4%)
 Sony Corp. +                                    600          44,849
                                                     ---------------

 Entertainment (0.6%)
 Royal Caribbean Cruises, Ltd.                 3,390          69,088
                                                     ---------------

 Recreation Products - Other (0.5%)
 Harley Davidson, Inc.                         1,315          60,608
                                                     ---------------

 Restaurants (0.4%)
 McDonald's Corp.                              1,805          49,638
                                                     ---------------

 Retailers - Apparel (0.5%)
 Gap, Inc.                                     2,240          62,070
                                                     ---------------

 Retailers - Specialty (0.2%)
 Tiffany & Company                               665          21,559
                                                     ---------------

 Toys (0.7%)
 Mattel, Inc.                                  5,545          89,552
                                                     ---------------

Consumer, Non-Cyclical (7.6%)
-----------------------------
 Beverages (1.6%)
 Anheuser-Busch Companies, Inc.                3,060         122,369
 PepsiCo, Inc.                                 1,585          69,439
                                                     ---------------
                                                             191,808
                                                     ---------------
 Consumer Services (0.0%)
 Robert Half International, Inc. *               175           4,865
                                                     ---------------

 Food - Other (0.4%)
 Albertson's, Inc.                               520          17,368
 Quaker Oats Company                             360          34,920
                                                     ---------------
                                                              52,288
                                                     ---------------
 Household Products (0.9%)
 Proctor & Gamble Company                      1,880         112,894
                                                     ---------------

 Medical Supplies (0.6%)
 Allergan, Inc.                                  980          74,480
                                                     ---------------

 Pharmaceuticals (4.1%)
 Bristol-Myers Squibb Company, Inc.            4,345         243,320
 Merck & Company, Inc.                         1,495         113,575
 Pfizer, Inc.                                  3,250         140,725
                                                     ---------------
                                                             497,620
                                                     ---------------
Energy (7.2%)
-------------
 Oil Companies - Major (4.4%)
 Burlington Resources, Inc.                    1,950          92,060
 Conoco, Inc. Class A *                        1,680          50,887
 El Paso Corp.                                 1,859         127,899
 Exxon Mobil Corp.                             3,020         267,572
                                                     ---------------
                                                             538,418
                                                     ---------------

       ------------------------------------------------------------------
        Description                               Shares      Value
       ------------------------------------------------------------------
        Oilfield Equipment and Services (2.6%)
        Enron Corp.                                5,100 $       319,872
                                                         ---------------

        Pipelines (0.2%)
        Kinder Morgan, Inc.                          315          18,491
                                                         ---------------

       Financial (15.4%)
       -----------------
        Banks (1.5%)
        Bank of America Corp.                      1,045          58,520
        U.S. Bancorp                               6,133         129,897
                                                         ---------------
                                                                 188,417
                                                         ---------------
        Diversified (9.1%)
        American General Corp.                     3,580         156,124
        Berkshire Hathaway, Inc. *                    30          68,250
        Citigroup, Inc.                            7,620         374,523
        First Union Corp.                          2,360          70,729
        Goldman Sachs Group, Inc.                    415          37,807
        Household International, Inc.              1,815         116,196
        Marsh & McLennan Companies, Inc.           1,640         158,162
        The CIT Group, Inc. Class A                3,505         128,633
                                                         ---------------
                                                               1,110,424
                                                         ---------------
        Insurance (3.2%)
        American International Group, Inc.         1,855         151,739
        John Hancock Financial Services, Inc.      3,225         119,809
        PartnerRe, Ltd. ADR                        1,380          67,661
        Zurich Financial Services AG +               139          49,417
                                                         ---------------
                                                                 388,626
                                                         ---------------
        Securities Brokers (1.6%)
        Charles Schwab Corp.                       4,750          94,050
        J.P. Morgan & Company                      1,210          58,056
        Merrill Lynch & Company, Inc.                705          43,498
                                                         ---------------
                                                                 195,604
                                                         ---------------
       Industrial (3.2%)
       -----------------
        Diversified
        General Electric Company                   6,605         320,541
        Minnesota Mining & Manufacturing Company     265          31,537
                                                     750          39,765
                                                         ---------------
                                                                 391,843
                                                         ---------------
       Technology (15.7%)
       ------------------
        Advanced Medical Devices (1.7%)
        Guidant Corp. *                            1,925          78,925
        Medtronic, Inc.                            3,010         134,246
                                                         ---------------
                                                                 213,171
                                                         ---------------
        Aerospace/Defense (1.3%)
        Honeywell International, Inc.              1,650          80,652
        The Boeing Company                         1,305          80,649
                                                         ---------------
                                                                 161,301
                                                         ---------------
        Communications (3.8%)
        America Movil SA de C.V. ADS *               145           2,668
        AT&T Corp. Liberty Media Class A *        17,915         286,640
        AT&T Wireless Services, Inc. *             1,610          32,361
        Cisco Systems, Inc. *                      1,590          26,998
        Telefonaktiebolaget LM Ericsson AB +       3,123          20,099
        Telefonica SA +                            3,397          57,494
        Telefonos de Mexico SA de C.V. ADR           145           5,017
        Verizon Communications                       725          39,926
                                                         ---------------
                                                                 471,203
                                                         ---------------
        Computers (3.0%)
        Apple Computer, Inc. *                     3,430          87,431
        EMC Corp. *                                4,655         184,338
        Paychex, Inc.                              1,260          43,545
        VeriSign, Inc. *                             760          38,973
                                                         ---------------
                                                                 354,287
                                                         ---------------
        Diversified (0.5%)
        Ceridian Corp. *                           2,160          38,880
        KPMG Consulting, Inc. *                    1,320          20,605
                                                         ---------------
                                                                  59,485
                                                         ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX JANUS GROWTH & INCOME

------------------------------------------------------------------------
 Description                                Shares           Value
------------------------------------------------------------------------
Technology (continued)
----------------------
 Semiconductors (4.5%)
 Advanced Micro Devices, Inc. *                   3,650 $       113,150
 Intel Corp.                                      1,975          61,047
 Linear Technology Corp.                          1,370          65,815
 Maxim Integrated Products, Inc. *                3,610         184,471
 Texas In
 struments, Inc.                                  3,345         129,452
                                                        ---------------
                                                                553,935
                                                        ---------------
 Software (0.9%)
 Electronic Arts, Inc. *                            615          34,821
 VERITAS Software Corp. *                         1,305          77,791
                                                        ---------------
                                                                112,612
                                                        ---------------
Utilities (1.1%)
----------------
 Electric (0.3%)
 Duke Energy Corp.                                  850          39,746
                                                        ---------------

 Telephone (0.8%)
 McLeodUSA, Inc. Class A *                       11,290          99,917
                                                        ---------------

Total Common Stock (cost $7,986,711)                          7,977,865
                                                        ---------------

CONVERTIBLE PREFERRED STOCK (3.9%)
Consumer, Cyclical (1.0%)
-------------------------
 Auto Manufacturers
 Porsche AG +                                       374         122,432
                                                        ---------------
Technology (1.5%)
-----------------
 Diversified
 Nokia Corp. OY ADR                               5,390         184,284
                                                        ---------------

Utilities (1.4%)
----------------
 Gas
 Reliant Energy, Inc. *                           2,260         173,597
                                                        ---------------

Total Convertible Preferred Stock (cost $439,242)               480,313
                                                        ---------------

------------------------------------------------------------------------
 Description                               Principal         Value
------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (0.2%)
Energy (0.0%)
-------------
 Oil Companies - Secondary
 Devon Energy Corp. 0.000% 6-27-2020    $         7,000 $         3,465
                                                        ---------------
Technology (0.2%)
-----------------
 Communications (0.1%)
 American Tower Corp. 5.000% 2-15-2010           10,000           8,925
                                                        ---------------

 Diversified (0.0%)
 NTL, Inc. 7.000% 12-15-2008                      5,000           4,775
                                                        ---------------

 Software (0.1%)
 BEA Systems, Inc. 4.000% 12-15-2006              9,000          12,668
                                                        ---------------

Total Convertible Corporate Bonds (cost $32,866)                 29,833
                                                        ---------------

  -----------------------------------------------------------------------------
   Description                                        Principal      Value
  -----------------------------------------------------------------------------

  NON-CONVERTIBLE CORPORATE BONDS (6.0%)
  Financial
  ---------
   Diversified (5.3%)
   Ford Motor Credit Company 6.550% 9-10-2002         $   60,000 $      61,108
   Ford Motor Credit Company 6.875% 2-1-2006             150,000       152,625
   General Electric Capital Corp. 5.350% 3-30-2006       220,000       217,250
   General Electric Capital Corp. 5.375% 4-23-2004       150,000       150,491
   General Electric Capital Corp. 7.000% 3-1-2002         70,000        71,469
                                                                 -------------
                                                                       652,943
                                                                 -------------

   Securities Brokers (0.7%)
   Merrill Lynch & Company, Inc. 6.150% 1-26-2006         50,000        50,072
   Merrill Lynch & Company, Inc. 6.800% 11-3-2003         35,000        36,190
                                                                 -------------
                                                                        86,262
                                                                 -------------

  Total Non-Convertible Corporate Bonds (cost $738,905)                739,205
                                                                 -------------

  LONG-TERM GOVERNMENT BONDS (3.0%)
  United States Government Securities
  -----------------------------------
   Treasury Notes
     5.250% 8-15-2003                                    250,000       254,490
     5.250% 5-15-2004                                    110,000       111,881
                                                                 -------------

  Total Long-Term Government Bonds (cost $365,385)                     366,371
                                                                 -------------

  SHORT-TERM SECURITIES (25.1%)
  Time Deposit (0.6%)
  -------------------
   State Street Bank & Trust Eurodollar Time Deposit
     3.000% 5-1-2001                                      71,323        71,323
                                                                 -------------

  United States Government Agencies (24.5%)
  -----------------------------------------
   Federal Home Loan Mortgage Corp.
     4.530% 5-1-2001                                   3,000,000     3,000,000
                                                                 -------------

  Total Short-Term Securities (cost $3,071,323)                      3,071,323
                                                                 -------------

  Total Investments (103.3%) (cost $12,634,432)                     12,664,910
                                                                 -------------

---------------------------------------------------------------------
Notional
Amount      Description                                  Value
---------------------------------------------------------------------
UNREALIZED LOSS ON FORWARD FOREIGN
 CURRENCY CONTRACTS (0.0%) @
E        125,105 Euro 5-2-2001       Buy            $        (1,731)
                                                    ----------------

Total Unrealized Net Loss on Forward
 Foreign Currency Contracts                                  (1,731)
                                                    ----------------

Liabilities In Excess of Other Assets (-3.3%)              (402,965)
                                                    ----------------
Net Assets (100.0%)                                 $    12,260,214
                                                    ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX JENNISON EQUITY OPPORTUNITY

----------------------------------------------------------------
 Description                             Shares      Value
----------------------------------------------------------------
COMMON STOCK (89.9%)
Basic Materials (12.0%)
-----------------------
 Aluminum (1.0%)
 Alcan, Inc.                              6,000 $       267,000
                                                ---------------

 Chemicals (4.9%)
 Crompton Corp.                          23,100         234,003
 FMC Corp. *                              5,400         387,126
 Praxair, Inc.                            5,400         255,582
 Solutia, Inc.                           27,200         345,440
                                                ---------------
                                                      1,222,151
                                                ---------------
 Mining - Diversified (0.7%)
 Stillwater Mining Company *              5,800         177,306
                                                ---------------

 Paper Products (2.3%)
 Boise Cascade Corp.                     16,400         573,672
                                                ---------------

 Precious Metals (1.6%)
 Newmont Mining Corp.                    21,800         397,414
                                                ---------------

 Steel (1.5%)
 USX-U.S. Steel Group, Inc.              20,100         370,041
                                                ---------------

Consumer, Cyclical (13.6%)
--------------------------
 Airlines (1.4%)
 AMR Corp. *                              8,900         339,179
                                                ---------------

 Auto Manufacturers (1.7%)
 General Motors Corp. Class H *          20,200         429,250
                                                ---------------

 Consumer Electronics (1.1%)
 RadioShack Corp.                         9,300         284,859
                                                ---------------

 Home Construction (1.3%)
 Valspar Corp.                           10,600         327,540
                                                ---------------

 Lodging (0.6%)
 Hilton Hotels Corp.                     14,700         162,435
                                                ---------------

 Publishing (3.7%)
 Knight Ridder, Inc.                      8,500         460,275
 The New York Times Company               6,100         250,283
 Tribune Company                          5,400         227,556
                                                ---------------
                                                        938,114
                                                ---------------
 Retailers - Apparel (2.7%)
 Federated Department Stores, Inc. *      3,500         150,430
 Polo Ralph Lauren Corp. *                7,900         205,400
 Saks, Inc. *                            26,200         311,780
                                                ---------------
                                                        667,610
                                                ---------------
 Retailers - Specialty (1.1%)
 Monsanto Company                         8,700         269,265
                                                ---------------

Consumer, Non-Cyclical (2.5%)
-----------------------------
 Food Retailers (1.5%)
 Whole Foods Market, Inc. *               7,800         379,080
                                                ---------------

 Healthcare (1.0%)
 Health Management Associates, Inc. *    14,500         259,840
                                                ---------------

Energy (12.0%)
--------------
 Oil Companies - Major (7.3%)
 Aquila, Inc. *                           7,000         212,170
 Conoco, Inc. Class A *                  19,600         593,684
 Unocal Corp.                            14,400         549,504
 USX-Marathon Group                      14,700         469,812
                                                ---------------
                                                      1,825,170
                                                ---------------
 Oil Drilling (1.9%)
 Diamond Offshore Drilling, Inc.         10,800         474,336
                                                ---------------

 Oilfield Equipment and Services (2.8%)
 Halliburton Company                      9,800         423,458
 Triton Energy, Ltd. *                   11,400         286,254
                                                ---------------
                                                        709,712
                                                ---------------

      --------------------------------------------------------------------
       Description                                 Shares      Value
      --------------------------------------------------------------------
      Financial (17.4%)
      -----------------
       Diversified (4.3%)
       A.G. Edwards, Inc.                          10,500 $       427,035
       FleetBoston Financial Corp.                 13,400         514,158
       Sabre Group Holdings, Inc.                   2,900         144,594
                                                          ---------------
                                                                1,085,787
                                                          ---------------
       Insurance (9.9%)
       Allstate Corp.                               8,500         354,875
       American Financial Group, Inc.               5,800         154,222
       Aon Corp.                                    6,800         226,032
       CNA Financial Corp.                         10,900         384,879
       Everest Reinsurance Company                  4,900         312,865
       Hartford Financial Services Group, Inc.      7,300         453,330
       Lincoln National Corp.                       9,200         424,672
       SAFECO Corp.                                 6,500         173,550
                                                          ---------------
                                                                2,484,425
                                                          ---------------
       Real Estate (1.8%)
       XL Capital, Ltd. Class A                     6,200         438,960
                                                          ---------------

       Securities Brokers (1.4%)
       J.P. Morgan & Company                        7,300         350,254
                                                          ---------------

      Industrial (10.7%)
      ------------------
       Air Freight (0.7%)
       CNF, Inc.                                    6,000         183,960
                                                          ---------------

       Containers and Packaging (2.9%)
       Pactiv Corp. *                              16,300         227,874
       Temple-Inland, Inc.                          9,800         499,800
                                                          ---------------
                                                                  727,674
                                                          ---------------
       Electronic Components and Equipment (2.4%)
       ITT Industries, Inc.                         8,200         361,374
       Vishay Intertechnology, Inc. *               9,400         234,530
                                                          ---------------
                                                                  595,904
                                                          ---------------
       Diversified (2.8%)
       Pall Corp.                                  20,500         481,135
       Parker Hannifin Corp.                        4,600         214,452
                                                          ---------------
                                                                  695,587
                                                          ---------------
       Other Industrial Services (0.9%)
       Manpower, Inc.                               6,800         219,980
                                                          ---------------

       Trucking (1.0%)
       Ryder System, Inc.                          12,600         249,606
                                                          ---------------

      Technology (19.5%)
      ------------------
       Aerospace/Defense (0.8%)
       The Boeing Company                           3,100         191,580
                                                          ---------------

       Biotechnology (1.3%)
       Aviron *                                     6,700         329,707
                                                          ---------------

       Communications (4.9%)
       AT&T Corp. Liberty Media Class A *          14,800         236,800
       Engelhard Corp.                             11,900         305,949
       Maxtor Corp.                                23,800         189,924
       Millicom International Cellular SA ADR *     8,500         231,200
       Western Wireless Corp. *                     5,800         258,274
                                                          ---------------
                                                                1,222,147
                                                          ---------------
       Computers (1.1%)
       Advanced Digital Information Corp. *         9,300         183,396
       Unisys Corp. *                               6,600          79,464
                                                          ---------------
                                                                  262,860
                                                          ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX JENNISON EQUITY OPPORTUNITY

---------------------------------------------------------
 Description                      Shares      Value
---------------------------------------------------------
Technology (continued)
----------------------
 Diversified (4.9%)
 Ceridian Corp. *                 13,600 $       244,800
 Diebold, Inc.                    13,700         446,483
 Garmin, Ltd. *                    6,000         126,000
 KPMG Consulting, Inc. *           9,800         152,978
 Tech Data Corp. *                 7,300         254,478
                                         ---------------
                                               1,224,739
                                         ---------------
 Industrial (0.7%)
 Millipore Corp.                   3,000         172,050
                                         ---------------

 Semiconductors (2.3%)
 International Rectifier Corp. *   3,500         194,250
 National Semiconductor Corp. *    5,800         167,040
 Rockwell International Corp.      5,200         234,156
                                         ---------------
                                                 595,446
                                         ---------------
 Software (3.5%)
 BMC Software, Inc. *              9,900         239,481
 Ingram Mirco, Inc. Class A *     12,100         175,208
 Intuit, Inc. *                    5,900         189,036
 Synopsys, Inc. *                  4,700         269,921
                                         ---------------
                                                 873,646
                                         ---------------

 ------------------------------------------------------------------------------
  Description                                       Shares         Value
 ------------------------------------------------------------------------------
 Utilities (2.2%)
 ----------------
  Electric (1.0%)
  Public Service Enterprise Group, Inc.                 5,400 $       250,776
                                                              ----------------

  Telephone (1.2%)
  Sprint Corp. PCS Group *                             11,900         304,997
                                                              ----------------

 Total Common Stock (cost $20,763,773)                             22,534,059
                                                              ----------------

 ------------------------------------------------------------------------------
  Description                                      Principal       Value
 ------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (11.3%)
 Commercial Paper
 ----------------
  American Express Company 4.600% 5-1-2001        $ 1,100,000 $     1,100,000
  General Electric Capital Corp. 4.600% 5-1-2001    1,100,000       1,100,000
  International Business Machines Corp.
    4.480% 5-1-2001                                   631,000         631,000
                                                              ----------------

 Total Short-Term Securities (cost $2,831,000)                      2,831,000
                                                              ----------------

 Total Investments (101.2%) (cost $23,594,773)                     25,365,059
                                                              ----------------

 Liabilities In Excess of Other Assets (-1.2%)                       (303,118)
                                                              ----------------
 Net Assets (100.0%)                                          $    25,061,941
                                                              ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX LKCM STRATEGIC TOTAL RETURN

--------------------------------------------------------------------------
 Description                                   Shares          Value
--------------------------------------------------------------------------
COMMON STOCK (61.2%)
Basic Materials (4.6%)
----------------------
  Forest Products (1.3%)
 Willamette Industries, Inc.                       18,000 $       875,700
                                                          ---------------

 Paper Products (3.3%)
 Boise Cascade Corp.                               37,200       1,301,256
 Kimberly-Clark Corp.                              17,000       1,009,800
                                                          ---------------
                                                                2,311,056
                                                          ---------------
Consumer, Cyclical (5.9%)
-------------------------
 Advertising (1.0%)
 Harte-Hanks, Inc.                                 31,000         713,310
                                                          ---------------

 Broadcasting (1.5%)
 Viacom, Inc. Class B *                            20,544       1,069,521
                                                          ---------------

 Consumer Electronics (1.1%)
 RadioShack Corp.                                  24,400         747,372
                                                          ---------------

 Retailers - Broadline (1.0%)
 Wal-Mart Stores, Inc.                             13,000         672,620
                                                          ---------------

 Retailers - Specialty (1.3%)
 Home Depot, Inc.                                  18,600         876,060
                                                          ---------------

Consumer, Non-Cyclical (10.5%)
------------------------------
 Beverages (0.9%)
 The Coca-Cola Company                             14,000         646,660
                                                          ---------------

 Consumer Services (2.7%)
 H&R Block, Inc.                                   17,000         935,000
 United Parcel Service, Inc.                       16,400         942,180
                                                          ---------------
                                                                1,877,180
                                                          ---------------
 Healthcare (1.7%)
 Tenet Healthcare Corp. *                          27,000       1,205,280
                                                          ---------------

 Household Products (1.8%)
 Colgate-Palmolive Company                         22,500       1,256,625
                                                          ---------------

 Pharmaceuticals (3.4%)
 Pfizer, Inc.                                      29,700       1,286,010
 Teva Pharmaceutical Industries, Ltd. ADS          19,300       1,050,885
                                                          ---------------
                                                                2,336,895
                                                          ---------------
Energy (7.5%)
-------------
 Oil Companies - Major (5.1%)
 Anadarko Petroleum Corp.                           9,000         581,580
 BP Amoco PLC ADR                                  13,232         715,586
 Exxon Mobil Corp.                                 15,200       1,346,720
 Unocal Corp.                                      23,500         896,760
                                                          ---------------
                                                                3,540,646
                                                          ---------------
 Oil Drilling (1.2%)
 EOG Resources, Inc.                               18,300         848,937
                                                          ---------------

 Oilfield Equipment and Services (1.2%)
 Schlumberger, Ltd.                                12,400         822,120
                                                          ---------------

Financial (13.5%)
-----------------
 Banks (0.8%)
 Cullen/Frost Bankers, Inc.                        18,000         576,000
                                                          ---------------

 Diversified (8.7%)
 American General Corp.                            40,200       1,753,123
 Citigroup, Inc.                                   18,800         924,020
 First Data Corp.                                  10,800         728,352
 Mellon Financial Corp.                            22,800         933,204
 Washington Mutual, Inc.                           14,000         699,020
 Wells Fargo & Company                             21,000         986,370
                                                          ---------------
                                                                6,024,089
                                                          ---------------

---------------------------------------------------------------------------------
 Description                                          Shares          Value
---------------------------------------------------------------------------------

 Real Estate (1.0%)
 Crescent Real Estate Equities Company                    30,000 $       713,700
                                                                 ---------------
 Securities Brokers (1.3%)
 J.P. Morgan & Company                                    18,750         899,625
                                                                 ---------------

 United States Government Agencies (1.7%)
 Federal National Mortgage Association                    14,500       1,163,770
                                                                 ---------------

Independent (1.5%)
------------------
 Conglomerate
 Philip Morris Companies, Inc.                            20,300       1,017,232
                                                                 ---------------

Industrial (4.6%)
-----------------
 Diversified
 Corning, Inc.                                            11,800         259,246
 General Electric Company                                 37,500       1,819,875
 Tyco International, Ltd. ADR                             20,900       1,115,433
                                                                 ---------------
                                                                       3,194,554
                                                                 ---------------
Technology (11.8%)
------------------
 Advanced Medical Devices (0.8%)
 Medtronic, Inc.                                          12,500         557,500
                                                                 ---------------

 Communications (3.4%)
 Cisco Systems, Inc. *                                    29,700         504,306
 Motorola, Inc.                                           29,700         461,835
 Verizon Communications                                   25,400       1,398,778
                                                                 ---------------
                                                                       2,364,919
                                                                 ---------------
 Computers (3.5%)
 Dell Computer Corp. *                                    26,700         701,943
 EMC Corp. *                                              13,200         522,720
 Hewlett-Packard Company                                  15,200         432,136
 International Business Machines Corp.                     6,500         748,410
                                                                 ---------------
                                                                       2,405,209
                                                                 ---------------
 Diversified (1.4%)
 Diebold, Inc.                                            30,300         987,477
                                                                 ---------------

 Semiconductors (1.3%)
 Intel Corp.                                              28,300         874,753
                                                                 ---------------

 Software (1.4%)
 Microsoft Corp. *                                        14,200         962,050
                                                                 ---------------

Utilities (1.3%)
----------------
 Telephone
 ALLTEL Corp.                                             16,600         906,526
                                                                 ---------------

Total Common Stock (cost $37,719,430)                                 42,447,386
                                                                 ---------------

CONVERTIBLE PREFERRED STOCK (2.5%)
Consumer, Cyclical (1.4%)
-------------------------
 Publishing
 Tribune Company                                           8,100         946,566
                                                                 ---------------

Technology (1.1%)
-----------------
 Communications
 DECS Trust V (Crown Castle International Corp.)          35,000         798,000
                                                                 ---------------

Total Convertible Preferred Stock (cost $1,682,345)                    1,744,566
                                                                 ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX LKCM STRATEGIC TOTAL RETURN

---------------------------------------------------------------------------------
 Description                                        Principal         Value
---------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (2.1%)
Basic Materials
---------------
 Paper Products
 Kimberly-Clark Corp. 7.100%
   8-1-2007 (cost $1,431,631)                        $ 1,400,000 $     1,484,000
                                                                 ---------------

NON-CONVERTIBLE CORPORATE BONDS (28.2%)
Basic Materials (2.0%)
----------------------
 Chemicals
 Aristech Chemicals Corp. 6.875% 11-15-2006              600,000         601,500
 PolyOne Corp. 9.375% 9-15-2003                          700,000         753,375
                                                                 ---------------
                                                                       1,354,875
                                                                 ---------------
Consumer, Cyclical (4.9%)
-------------------------
 Broadcasting (3.1%)
 CBS Corp. 7.150% 5-20-2005                            1,000,000       1,038,750
 Continental Cablevision, Inc. 8.875% 9-15-2005        1,000,000       1,087,500
                                                                 ---------------
                                                                       2,126,250
                                                                 ---------------
 Consumer Electronics (0.9%)
 RadioShack Corp. 6.950% 9-1-2007                        600,000         611,250
                                                                 ---------------

 Retailers - Broadline (0.9%)
 Wal-Mart Stores, Inc. 6.550% 8-10-2004                  600,000         624,750
                                                                 ---------------

Consumer, Non-Cyclical (3.0%)
-----------------------------
 Beverages (1.4%)
 Anheuser-Busch Companies, Inc. 5.375% 9-15-2008       1,000,000         961,250
                                                                 ---------------

 Household Products (1.6%)
 Procter & Gamble Company 5.250% 9-15-2003               600,000         604,500
 The Black & Decker Corp. 7.500% 4-1-2003                500,000         516,250
                                                                 ---------------
                                                                       1,120,750
                                                                 ---------------
Energy (1.8%)
-------------
 Oil Drilling
 Northern Natural Gas 6.875% 5-1-2005                    600,000         609,000
 Vastar Resources, Inc. 8.750% 2-1-2005                  600,000         661,500
                                                                 ---------------
                                                                       1,270,500
                                                                 ---------------
Financial (7.8%)
----------------
 Diversified (6.9%)
 Associates Corp. of North America
  6.875% 11-15-2008                                    1,000,000       1,013,750
 Block Financial Corp. 6.750% 11-1-2004                  600,000         602,250
 Block Financial Corp. 8.500% 4-15-2007                  700,000         742,000
 General Electric Capital Corp.
  8.125% 4-1-2008                                        600,000         659,250
 Mellon Financial Corp. 6.500% 8-1-2005                  500,000         509,375
 Norwest Financial, Inc. 7.000% 1-15-2003                200,000         206,000
 Wells Fargo & Company 7.550% 6-21-2010                1,000,000       1,068,750
                                                                 ---------------
                                                                       4,801,375
                                                                 ---------------
 Insurance (0.6%)
 Hartford Life, Inc. Class A 6.900% 6-15-2004            400,000         413,000
                                                                 ---------------

 Securities Brokers (0.3%)
 J.P. Morgan & Company 7.625% 9-15-2004                  200,000         212,500
                                                                 ---------------

Industrial (3.0%)
-----------------
 Electronic Components and Equipment (2.1%)
 Kent Electronics Corp. 4.500% 9-1-2004                1,075,000       1,064,250
 Thomas & Betts Corp. 6.500% 1-15-2006                   525,000         414,094
                                                                 ---------------
                                                                       1,478,344
                                                                 ---------------
 Diversified (0.9%)
 Tyco International, Ltd. 6.375% 6-15-2005               600,000         603,000
                                                                 ---------------

Technology (1.1%)
-----------------
 Communications
 AirTouch Communications, Inc. 7.000% 10-1-2003          500,000         518,125
 WorldCom, Inc. 6.125% 8-15-2001                         250,000         250,312
                                                                 ---------------
                                                                         768,437
                                                                 ---------------

---------------------------------------------------------------------------------
 Description                                         Principal        Value
---------------------------------------------------------------------------------
Utilities (4.6%)
----------------
 Electric (1.7%)
 Interstate Power Company 8.625% 9-15-2021          $    175,000 $       179,156
 Kentucky Utilities Company 8.550% 5-15-2027             250,000         256,875
 Public Service Electric and Gas Company
  6.375% 5-1-2008                                        750,000         720,937
                                                                 ---------------
                                                                       1,156,968
                                                                 ---------------
 Gas (0.2%)
 Southwest Gas Corp. 7.500% 8-1-2006                     150,000         151,688
                                                                 ---------------

 Telephone (2.7%)
 ALLTEL Corp. 7.250% 4-1-2004                            800,000         823,000
 GTE Hawaiian Telephone Company, Ltd.
  6.750% 2-15-2005                                       500,000         511,875
 GTE Hawaiian Telephone Company, Ltd.
  7.375% 9-1-2006                                        550,000         576,813
                                                                 ---------------
                                                                       1,911,688
                                                                 ---------------

Total Non-Convertible Corporate Bonds (cost $18,975,194)              19,566,625
                                                                 ---------------

LONG-TERM GOVERNMENT BONDS (2.8%)
United States Government Securities
-----------------------------------
 Treasury Notes
   5.750% 8-15-2003                                    1,200,000       1,231,308
   6.250% 8-31-2002                                      700,000         720,209
                                                                 ---------------

Total Long-Term Government Bonds (cost $1,889,820)                     1,951,517
                                                                 ---------------

SHORT-TERM SECURITIES (2.7%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.250% 5-1-2001 (cost $1,841,921)                   1,841,921       1,841,921
                                                                 ---------------

Total Investments (99.5%) (cost $63,540,341)                          69,036,015
                                                                 ---------------

Other Assets In Excess of Liabilities (0.5%)                             349,071
                                                                 ---------------
Net Assets (100.0%)                                              $    69,385,086
                                                                 ===============

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX MUNDER NET50

--------------------------------------------------------------------------------
 Description                                        Shares          Value
--------------------------------------------------------------------------------
COMMON STOCK (82.9%)
Consumer, Cyclical (16.7%)
--------------------------
 Advertising (6.9%)
 DoubleClick, Inc. *                                     3,350 $         41,339
 InfoSpace, Inc. *                                       4,700           20,680
 TMP Worldwide, Inc. *                                   1,100           53,064
                                                               ----------------
                                                                        115,083
                                                               ----------------
 Broadcasting (6.3%)
 AOL Time Warner, Inc. *                                 2,100          106,050
                                                               ----------------

 Retailers - Specialty (3.5%)
 eBay, Inc. *                                            1,150           58,051
                                                               ----------------

Consumer, Non-Cyclical (0.0%)
-----------------------------
 Consumer Services
 PurchasePro.com, Inc. *                                   150              421
                                                               ----------------

Financial (2.0%)
----------------
 Securities Brokers
 Charles Schwab Corp.                                    1,700           33,660
                                                               ----------------

Industrial (0.4%)
-----------------
 Electronic Components and Equipment
 Applied Micro Circuits Corp. *                            250            6,505
                                                               ----------------

Technology (63.8%)
------------------
 Communications (13.0%)
 Alcatel SA ADR                                            800           25,968
 Charter Communications, Inc. *                          1,200           25,692
 Cisco Systems, Inc. *                                   1,350           22,923
 Gilat Satellite Networks, Ltd. *                          530            7,415
 Global Crossing, Ltd. *                                 1,100           13,783
 Metromedia Fiber Network, Inc. Class A *                1,100            5,599
 Qwest Communications International, Inc. *              1,900           77,710
 Vodafone Group PLC ADR                                  1,200           36,336
 XO Communications, Inc. *                                 700            2,751
                                                               ----------------
                                                                        218,177
                                                               ----------------
 Computers (17.4%)
 Ariba, Inc. *                                           1,400           10,822
 Check Point Software Technologies, Ltd. ADR *             950           59,594
 Critical Path, Inc. *                                   7,800           12,324
 Dell Computer Corp. *                                     500           13,145
 Digex, Inc. *                                             600            7,488
 EMC Corp. *                                             1,600           63,360
 Entrust Technologies, Inc. *                              900            5,661
 Foundry Networks, Inc. *                                  500            7,425
 HomeStore.com, Inc. *                                   1,100           35,145
 VeriSign, Inc. *                                        1,500           76,920
                                                               ----------------
                                                                        291,884
                                                               ----------------

----------------------------------------------------------------------------------
 Description                                           Shares         Value
----------------------------------------------------------------------------------

 Diversified (1.6%)
 CNET Networks, Inc. *                                     1,800 $        22,086
 Exodus Communications, Inc. *                               500           4,800
                                                                 ----------------
                                                                          26,886
                                                                 ----------------
 Industrial (1.5%)
 ONI Systems Corp. *                                         700          25,151
                                                                 ----------------
 Software (30.3%)
 Autonomy Corp. PLC ADR *                                  1,500          13,425
 Comverse Technology, Inc. *                                 400          27,400
 Internet Security Systems, Inc. *                         1,400          69,846
 Intuit, Inc. *                                              900          28,836
 McDATA Corp. *                                              640          14,611
 Micromuse, Inc. *                                         1,200          59,400
 Microsoft Corp. *                                         1,300          88,075
 NDS Group PLC + *                                           800          30,000
 Oracle Corp. *                                            3,400          54,944
 Research in Motion, Ltd. *                                  250           8,480
 Riverdeep Group PLC *                                     1,400          35,840
 TIBCO Software, Inc. *                                    1,300          14,820
 Trend Micro, Inc. *                                       8,200          38,458
 Vignette Corp. *                                          1,525          10,218
 Yahoo!, Inc. *                                              600          12,108
                                                                 ----------------
                                                                         506,461
                                                                 ----------------

Total Common Stock (cost $1,749,665)                                   1,388,329
                                                                 ----------------

CONVERTIBLE PREFERRED STOCK (2.2%)
Technology
----------
 Diversified
 Nokia Corp. OY ADR (cost $42,192)                         1,100          37,609
                                                                 ----------------

----------------------------------------------------------------------------------
 Description                                         Principal        Value
----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (18.0%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.000% 5-1-2001 (cost $301,118)                  $    301,118 $       301,118
                                                                 ----------------

Total Investments (103.1%) (cost $2,092,975)                           1,727,056
                                                                 ----------------

Liabilities In Excess of Other Assets (-3.1%)                            (51,814)
                                                                 ----------------
Net Assets (100.0%)                                              $     1,675,242
                                                                 ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX NWQ VALUE EQUITY

------------------------------------------------------------------------
 Description                                 Shares          Value
------------------------------------------------------------------------
COMMON STOCK (93.4%)
Basic Materials (6.9%)
----------------------
 Chemicals (2.3%)
 Praxair, Inc.                                    9,500 $       449,635
 Rohm and Haas Company                           11,000         378,070
                                                        ---------------
                                                                827,705
                                                        ---------------
 Paper Products (3.3%)
 International Paper Company                      6,000         235,080
 Kimberly-Clark Corp.                            16,000         950,400
                                                        ---------------
                                                              1,185,480
                                                        ---------------
 Precious Metals (1.3%)
 Barrick Gold Corp.                              28,000         460,320
                                                        ---------------

Consumer, Cyclical (8.4%)
-------------------------
 Airlines (2.2%)
 Delta Air Lines, Inc.                           18,200         801,346
                                                        ---------------

 Auto Manufacturers (1.3%)
 Ford Motor Company                              15,733         463,809
                                                        ---------------

 Auto Parts and Equipment (2.2%)
 Delphi Automotive Systems Corp.                 52,500         782,250
                                                        ---------------

 Entertainment (0.8%)
 Carnival Corp.                                  10,500         278,250
                                                        ---------------

 Retailers - Apparel (1.4%)
 Federated Department Stores, Inc. *             11,400         489,972
                                                        ---------------

 Retailers - Specialty (0.5%)
 Pitney Bowes, Inc.                               5,500         209,385
                                                        ---------------

Consumer, Non-Cyclical (6.7%)
-----------------------------
 Food - Other (3.6%)
 Albertson's, Inc.                               22,900         764,860
 Sara Lee Corp.                                  27,000         537,570
                                                        ---------------
                                                              1,302,430
                                                        ---------------
 Healthcare (3.1%)
 HCA - The Healthcare Company                    18,200         704,340
 Tenet Healthcare Corp. *                         9,000         401,760
                                                        ---------------
                                                              1,106,100
                                                        ---------------
Energy (12.7%)
--------------
 Oil Companies - Major (8.1%)
 Anadarko Petroleum Corp.                         4,322         279,287
 Chevron Corp.                                    7,000         675,920
 Conoco, Inc. Class B                            19,702         599,335
 El Paso Corp.                                    5,995         412,456
 Kerr-McGee Corp.                                 8,700         623,355
 Tosco Corp.                                      7,000         322,350
                                                        ---------------
                                                              2,912,703
                                                        ---------------
 Oil Drilling (0.4%)
 Noble Affiliates, Inc.                           3,400         147,798
                                                        ---------------

 Oilfield Equipment and Services (4.2%)
 Grant Prideco, Inc. *                           10,000         200,000
 Halliburton Company                             19,000         820,990
 Weatherford International, Inc. *                8,200         477,486
                                                        ---------------
                                                              1,498,476
                                                        ---------------
Financial (25.5%)
-----------------
 Banks (3.1%)
 Bank of America Corp.                           19,894       1,114,064
                                                        ---------------

  ----------------------------------------------------------------------------
   Description                                     Shares          Value
  ----------------------------------------------------------------------------
   Diversified (11.7%)
   American General Corp.                              10,000 $       436,100
   Citigroup, Inc.                                      5,000         245,750
   Countrywide Credit Industries, Inc.                 13,500         576,045
   First Union Corp.                                   13,600         407,592
   FleetBoston Financial Corp.                         26,500       1,016,805
   IndyMac Bancorp, Inc. *                             22,000         503,800
   Wells Fargo & Company                               21,300       1,000,461
                                                              ---------------
                                                                    4,186,553
                                                              ---------------
   Insurance (5.6%)
   Aetna, Inc. *                                       18,600         524,334
   Hartford Financial Services Group, Inc.             13,000         807,300
   MGIC Investment Corp.                               10,300         669,397
                                                              ---------------
                                                                    2,001,031
                                                              ---------------
   Securities Brokers (2.0%)
   J.P. Morgan & Company                               14,850         712,503
                                                              ---------------

   United States Government Agencies (3.1%)
   Federal National Mortgage Association               13,700       1,099,562
                                                              ---------------

  Independent (4.1%)
  ------------------
   Conglomerates
   Fortune Brands, Inc.                                13,500         420,525
   Philip Morris Companies, Inc.                       20,700       1,037,276
                                                              ---------------
                                                                    1,457,801
                                                              ---------------
  Industrial (6.1%)
  -----------------
   Containers and Packaging (0.7%)
   Packaging Corp. of America *                        19,000         268,470
                                                              ---------------

   Electronic Components and Equipment (1.5%)
   Alstom SA ADR                                       11,000         325,600
   Emerson Electric Company                             3,100         206,615
                                                              ---------------
                                                                      532,215
                                                              ---------------
   Heavy Construction (1.7%)
   Deere & Company                                      4,100         168,387
   Ingersoll-Rand Company                               9,700         455,900
                                                              ---------------
                                                                      624,287
                                                              ---------------
   Diversified (2.2%)
   Minnesota Mining & Manufacturing Company             5,000         595,050
   Parker Hannifin Corp.                                4,000         186,480
                                                              ---------------
                                                                      781,530
                                                              ---------------
  Technology (14.0%)
  ------------------
   Advanced Medical Devices (2.2%)
   Agilent Technologies, Inc. *                        19,853         774,466
                                                              ---------------

   Aerospace/Defense (2.1%)
   Honeywell International, Inc.                        9,000         439,920
   Raytheon Company Class B                            11,000         324,830
                                                              ---------------
                                                                      764,750
                                                              ---------------
   Communications (5.0%)
   AT&T Corp.                                          15,917         354,631
   AT&T Corp. Liberty Media Class A *                  45,700         731,200
   CoreComm, Ltd. *                                    28,500           6,555
   Verizon Communications                              13,000         715,910
                                                              ---------------
                                                                    1,808,296
                                                              ---------------
   Computers (1.1%)
   Teradyne, Inc. *                                    10,000         395,000
                                                              ---------------

   Diversified (1.4%)
   NTL, Inc. *                                         16,687         485,425
                                                              ---------------

   Semiconductors (2.2%)
   Agere Systems, Inc. Class A *                      115,000         805,000
                                                              ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX NWQ VALUE EQUITY

---------------------------------------------------------------------
 Description                              Shares          Value
---------------------------------------------------------------------
Utilities (9.0%)
----------------
 Electric (3.7%)
 Mirant Corp. *                                8,349 $       340,639
 Progress Energy, Inc. *                       9,000           4,905
 TECO Energy, Inc.                             9,000         287,910
 The Detroit Edison Company                   16,400         687,488
                                                     ---------------
                                                           1,320,942
                                                     ---------------
 Gas (1.3%)
 Peoples Energy Corp.                         12,000         477,000
                                                     ---------------

 Telephone (4.0%)
 ALLTEL Corp.                                  8,500         464,185
 Telephone and Data Systems, Inc.              9,300         976,500
                                                     ---------------
                                                           1,440,685
                                                     ---------------

Total Common Stock (cost $29,683,823)                     33,515,604
                                                     ---------------

----------------------------------------------------------------------------------
 Description                                         Principal        Value
----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (6.9%)
Other Short-Term Securities (4.5%)
----------------------------------
 SSgA Money Market Fund
   4.720% 5-1-2001                                  $  1,623,000 $     1,623,000
                                                                 ----------------

Time Deposit (2.4%)
-------------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.000% 5-1-2001                                       840,184         840,184
                                                                 ----------------

Total Short-Term Securities (cost $2,463,184)                          2,463,184
                                                                 ----------------

Total Investments (100.3%) (cost $32,147,007)                         35,978,788
                                                                 ----------------

Liabilities In Excess of Other Assets (-0.3%)                           (122,310)
                                                                 ----------------
Net Assets (100.0%)                                              $    35,856,478
                                                                 ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX PILGRIM BAXTER MID CAP GROWTH

----------------------------------------------------------------------------
 Description                                     Shares          Value
----------------------------------------------------------------------------
COMMON STOCK (93.7%)
Consumer, Cyclical (9.8%)
-------------------------
 Advertising (2.1%)
 Getty Images, Inc. *                                81,500 $     2,052,170
                                                            ---------------

 Restaurants (0.7%)
 CEC Entertainment, Inc. *                           12,900         661,125
                                                            ---------------

 Retailers - Broadline (0.2%)
 Dollar General Corp.                                 9,500         156,750
                                                            ---------------

 Retailers - Specialty (6.8%)
 Bed, Bath & Beyond, Inc. *                          65,400       1,852,128
 eBay, Inc. *                                        26,500       1,337,720
 Fastenal Company                                    12,200         791,170
 Mettler-Toledo International, Inc. *                32,900       1,455,825
 Starbucks Corp. *                                   70,600       1,366,110
                                                            ---------------
                                                                  6,802,953
                                                            ---------------
Consumer, Non-Cyclical (20.1%)
------------------------------
 Consumer Services (2.2%)
 Apollo Group, Inc. Class A *                        30,600         951,660
 Convergys Corp. *                                   14,400         525,600
 The Corporate Executive Board Company *             22,900         761,196
                                                            ---------------
                                                                  2,238,456
                                                            ---------------
 Healthcare (3.6%)
 Express Scripts, Inc. Class A *                     15,100       1,281,990
 Incyte Genomics, Inc. *                             14,900         240,263
 LifePoint Hospitals, Inc. *                         28,200         979,104
 Wellpoint Health Networks, Inc. *                   10,800       1,061,100
                                                            ---------------
                                                                  3,562,457
                                                            ---------------
 Medical Supplies (4.5%)
 Biomet, Inc.                                        53,500       2,286,055
 MiniMed, Inc. *                                     31,800       1,270,092
 Varian Medical Systems, Inc. *                      13,600         937,040
                                                            ---------------
                                                                  4,493,187
                                                            ---------------
 Pharmaceuticals (9.8%)
 Accredo Health, Inc. *                              19,600         667,576
 Advance PCS                                         21,200       1,221,120
 Andrx Group *                                       28,800       1,699,200
 Celgene Corp. *                                     33,600         593,712
 King Pharmaceuticals, Inc. *                        40,000       1,685,200
 Medicis Pharmaceutical Corp. Class A *              34,100       1,694,770
 Noven Pharmaceuticals, Inc. *                        6,600         141,702
 Pharmaceutical Product Development *                 4,800         285,840
 Teva Pharmaceutical Industries, Ltd. ADS            31,400       1,709,730
                                                            ---------------
                                                                  9,698,850
                                                            ---------------
Energy (5.8%)
-------------
 Oil Drilling (3.7%)
 Diamond Offshore Drilling, Inc.                     18,900         830,088
 ENSCO International, Inc. *                         35,000       1,361,500
 EOG Resources, Inc.                                 32,400       1,503,036
                                                            ---------------
                                                                  3,694,624
                                                            ---------------
 Oilfield Equipment and Services (2.1%)
 B.J. Services Company *                              8,600         707,350
 Hanover Compressor Company *                        21,100         768,040
 Weatherford International, Inc. *                   10,800         628,884
                                                            ---------------
                                                                  2,104,274
                                                            ---------------
Financial (0.6%)
----------------
 Diversified (0.6%)
 AmeriCredit Corp. *                                 13,600         630,496
                                                            ---------------

Industrial (3.1%)
-----------------
 Electronic Components and Equipment (0.7%)
 L-3 Communications Holdings, Inc. *                  8,900         687,525
                                                            ---------------

 Heavy Construction (0.6%)
 Shaw Group, Inc. *                                   9,700         552,900
                                                            ---------------

 Other Industrial Services (1.8%)
 Genzyme Corp. *                                     16,300       1,776,211
                                                            ---------------
Technology (54.3%)
------------------
 Advanced Medical Devices (0.7%)
 Techne Corp. *                                      21,000         674,100
                                                            ---------------

---------------------------------------------------------------------------------
 Description                                           Shares          Value
---------------------------------------------------------------------------------
 Biotechnology (8.2%)
 CYTYC Corp. *                                            107,200 $     2,524,560
 Inhale Therapeutic Systems, Inc. *                        27,100         902,430
 Invitrogen Corp. *                                        41,300       2,912,063
 Laboratory Corp. of America Holdings *                    12,600       1,776,600
                                                                  ----------------
                                                                        8,115,653
                                                                  ----------------
 Communications (8.8%)
 IntraNet Solutions, Inc. *                                15,700         519,356
 Juniper Networks, Inc. *                                  35,300       2,083,759
 Openwave Systems, Inc. *                                  12,200         422,242
 Polycom, Inc. *                                           56,300       1,307,849
 RF Micro Devices, Inc. *                                  67,400       1,980,212
 Time Warner Telecom, Inc. Class A *                       17,300         876,245
 Triton PCS, Inc. *                                        21,900         854,100
 Western Wireless Corp. *                                  16,900         752,557
                                                                  ----------------
                                                                        8,796,320
                                                                  ----------------
 Computers (4.3%)
 Business Objects SA ADR *                                 12,600         456,120
 Check Point Software Technologies, Ltd. ADR *             36,400       2,283,372
 Citrix Systems, Inc. *                                    33,100         940,040
 Netegrity, Inc. *                                         15,100         603,849
                                                                  ----------------
                                                                        4,283,381
                                                                  ----------------
 Diversified (9.1%)
 Centillium Communications, Inc. *                         22,300         619,940
 Flextronics International, Ltd. *                         50,500       1,357,945
 Gemstar-TV Guide International, Inc. *                    54,700       2,271,144
 Jabil Circuit, Inc. *                                     28,400         824,736
 NVIDIA Corp. *                                            14,800       1,232,840
 PerkinElmer, Inc.                                         14,700         983,577
 Sonus Networks, Inc. *                                    41,100       1,046,406
 The BISYS Group, Inc. *                                   15,200         732,640
                                                                  ----------------
                                                                        9,069,228
                                                                  ----------------
 Industrial (3.9%)
 Cognex Corp. *                                            30,100         888,251
 Macrovision Corp. *                                       26,300       1,503,834
 ONI Systems Corp. *                                       40,300       1,447,979
                                                                  ----------------
                                                                        3,840,064
                                                                  ----------------
 Semiconductors (3.1%)
 Micro Warehouse, Inc. *                                   29,200         991,632
 Microchip Technology, Inc. *                              26,400         763,752
 New Focus, Inc. *                                          4,700          60,395
 Semtech Corp. *                                           31,000         891,870
 TranSwitch Corp. *                                        21,000         364,350
                                                                  ----------------
                                                                        3,071,999
                                                                  ----------------
 Software (16.2%)
 Advent Software, Inc. *                                   16,100         901,278
 Comverse Technology, Inc. *                               18,100       1,239,850
 Informatica Corp. *                                       22,000         555,500
 Internet Security Systems, Inc. *                         26,000       1,297,140
 Manugistics Group, Inc. *                                 41,600       1,411,072
 Mercury Interactive Corp. *                               26,800       1,772,820
 Micromuse, Inc. *                                         53,000       2,623,500
 Peregrine Systems, Inc. *                                 62,600       1,613,828
 Quest Software, Inc. *                                    58,800       2,162,664
 Rational Software Corp. *                                 21,200         513,252
 Research in Motion, Ltd. *                                16,700         566,464
 SmartForce PLC ADR *                                      41,900       1,507,981
                                                                  ----------------
                                                                       16,165,349
                                                                  ----------------

Total Common Stock (cost $94,281,101)                                  93,128,072
                                                                  ----------------

-----------------------------------------------------------------------------------
 Description                                          Principal        Value
-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (20.1%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   4.000% 5-1-2001 (cost $19,945,391)               $  19,945,391 $    19,945,391
                                                                  ----------------

Total Investments (113.8%) (cost $114,226,492)                        113,073,463
                                                                  ----------------

Liabilities In Excess of Other Assets (-13.8%)                        (13,705,570)
                                                                  ----------------
Net Assets (100.0%)                                               $    99,367,893
                                                                  ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX PILGRIM BAXTER TECHNOLOGY

-------------------------------------------------------------------------------
 Description                                        Shares          Value
-------------------------------------------------------------------------------
COMMON STOCK (92.4%)
Consumer, Cyclical (5.4%)
-------------------------
 Advertising (0.4%)
 DoubleClick, Inc. *                                    17,400 $       214,716
                                                               ---------------

 Broadcasting (2.0%)
 AOL Time Warner, Inc. *                                19,700         994,850
                                                               ---------------

 Retailers - Specialty (3.0%)
 eBay, Inc. *                                           30,000       1,514,400
                                                               ---------------

Financial (4.4%)
----------------
 Diversified
 Nasdaq - 100 Shares *                                  47,500       2,194,025
                                                               ---------------

Industrial (0.7%)
-----------------
 Electronic Components and Equipment
 Applied Micro Circuits Corp. *                         13,500         351,270
                                                               ---------------

Technology (78.5%)
------------------
 Communications (26.0%)
 Cisco Systems, Inc. *                                 128,900       2,188,722
 Gateway, Inc. *                                        21,800         414,200
 Global Crossing, Ltd. *                                19,200         240,576
 Juniper Networks, Inc. *                               16,800         991,704
 Luminent, Inc. *                                       16,900          71,994
 Metromedia Fiber Network, Inc. Class A *              170,700         868,863
 Openwave Systems, Inc. *                               13,600         470,696
 QUALCOMM, Inc. *                                       38,900       2,231,304
 Qwest Communications International, Inc. *             21,800         891,620
 RF Micro Devices, Inc. *                               70,100       2,059,538
 Time Warner Telecom, Inc. Class A *                    13,500         683,775
 Western Wireless Corp. *                               10,100         449,753
 WorldCom, Inc. *                                       85,300       1,556,725
                                                               ---------------
                                                                    13,119,470
                                                               ---------------
 Computers (9.0%)
 Apple Computer, Inc. *                                 19,100         486,859
 Check Point Software Technologies, Ltd. ADR *           2,050         128,597
 Commerce One, Inc. *                                   77,600         715,472
 Compaq Computer Corp.                                  50,000         875,000
 Dell Computer Corp. *                                  39,400       1,035,826
 Rare Medium Group, Inc. *                               1,200           1,416
 Redback Networks, Inc. *                               55,700       1,060,528
 VeriSign, Inc. *                                        4,865         249,477
                                                               ---------------
                                                                     4,553,175
                                                               ---------------
 Diversified (13.2%)
 Centillium Communications, Inc. *                      28,100         781,180
 Ciena Corp. *                                          38,800       2,136,328
 Emulex Corp. *                                         14,500         520,695
 Exodus Communications, Inc. *                          92,700         889,920
 Harmonic, Inc. *                                       42,600         189,570
 JDS Uniphase Corp. *                                   39,200         838,096
 NVIDIA Corp. *                                          3,000         249,900
 Sonus Networks, Inc. *                                 40,900       1,041,314
                                                               ---------------
                                                                     6,647,003
                                                               ---------------
 Industrial (3.4%)
 GlobeSpan, Inc. *                                      30,300         666,600
 ONI Systems Corp. *                                    28,500       1,024,005
                                                               ---------------
                                                                     1,690,605
                                                               ---------------

----------------------------------------------------------------------------------
 Description                                           Shares         Value
----------------------------------------------------------------------------------
 Semiconductors (12.9%)
 Altera Corp. *                                            8,100 $       204,849
 Applied Materials, Inc. *                                12,400         677,040
 Finisar Corp. *                                           9,400         140,530
 Intel Corp.                                              13,700         423,467
 KLA-Tencor Corp. *                                       14,000         769,440
 LSI Logic Corp. *                                        29,000         593,630
 Micron Technology, Inc. *                                 5,200         235,976
 MRV Communications, Inc. *                               45,500         345,345
 National Semiconductor Corp. *                            7,200         207,360
 Novellus Systems, Inc. *                                 13,500         744,525
 PMC - Sierra, Inc. *                                      8,400         349,860
 QLogic Corp. *                                           11,600         497,524
 Texas Instruments, Inc.                                  12,400         479,880
 TriQuint Semiconductor, Inc. *                           19,300         560,279
 Xilinx, Inc. *                                            5,600         265,832
                                                                 ----------------
                                                                       6,495,537
                                                                 ----------------
 Software (14.0%)
 Brocade Communications Systems, Inc. *                   15,400         585,046
 Electronic Arts, Inc. *                                   3,200         181,184
 F5 Networks, Inc. *                                      36,500         273,385
 i2 Technologies, Inc. *                                  12,430         216,406
 Micromuse, Inc. *                                         9,700         480,150
 Microsoft Corp. *                                        14,200         962,050
 Peregrine Systems, Inc. *                                19,300         497,554
 Quest Software, Inc. *                                   20,700         761,346
 Siebel Systems, Inc. *                                   32,400       1,476,792
 VERITAS Software Corp. *                                 11,500         685,515
 Yahoo!, Inc. *                                           45,100         910,118
                                                                 ----------------
                                                                       7,029,546
                                                                 ----------------
Utilities (3.4%)
----------------
 Telephone
 L.M. Ericsson Telephone Company Class B ADR             264,500       1,700,735
                                                                 ----------------

Total Common Stock (cost $62,573,389)                                 46,505,332
                                                                 ----------------

CONVERTIBLE PREFERRED STOCK (2.6%)
Technology
----------
 Diversified
 Nokia Corp. OY ADR (cost $1,106,381)                     38,600       1,319,734
                                                                 ----------------

----------------------------------------------------------------------------------
 Description                                         Principal        Value
----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (6.1%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.250% 5-1-2001 (cost $3,085,652)                $  3,085,652 $     3,085,652
                                                                 ----------------

Total Investments (101.1%) (cost $66,765,422)                         50,910,718
                                                                 ----------------

Liabilities In Excess of Other Assets (-1.1%)                           (546,188)
                                                                 ----------------
Net Assets (100.0%)                                              $    50,364,530
                                                                 ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX SALOMON ALL CAP

---------------------------------------------------------------------------
 Description                                    Shares          Value
---------------------------------------------------------------------------
COMMON STOCK (83.9%)
Basic Materials (6.4%)
----------------------
 Chemicals (2.9%)
 OM Group, Inc.                                     70,000 $     3,829,000
 PolyOne Corp.                                     429,900       3,632,655
                                                           ---------------
                                                                 7,461,655
                                                           ---------------
 Paper Products (1.1%)
 International Paper Company                        70,300       2,754,354
                                                           ---------------

 Precious Metals (1.1%)
 Alcoa, Inc.                                        70,600       2,922,840
                                                           ---------------

 Steel (1.3%)
 AK Steel Holdings Corp.                           258,900       3,357,933
                                                           ---------------

Consumer, Cyclical (13.5%)
--------------------------
 Auto Manufacturers (1.3%)
 General Motors Corp. Class H *                    155,500       3,304,375
                                                           ---------------

 Broadcasting (1.6%)
 Fox Entertainment Group, Inc. *                   116,500       2,673,675
 Sinclair Broadcast Group, Inc. *                  185,000       1,511,450
                                                           ---------------
                                                                 4,185,125
                                                           ---------------
 Lodging (1.3%)
 Archstone Communities Trust                       129,000       3,325,620
                                                           ---------------

 Publishing (0.8%)
 PRIMEDIA, Inc. *                                  293,798       2,182,919
                                                           ---------------

 Restaurants (1.7%)
 Wendy's International, Inc.                       169,900       4,303,567
                                                           ---------------

 Retailers - Apparel (2.8%)
 Federated Department Stores, Inc. *               171,400       7,366,772
                                                           ---------------

 Retailers - Broadline (2.7%)
 Costco Wholesale Corp. *                          197,000       6,881,210
                                                           ---------------

 Retailers - Specialty (1.3%)
 Staples, Inc. *                                   206,100       3,353,247
                                                           ---------------

Consumer, Non-Cyclical (25.4%)
------------------------------
 Beverages (3.9%)
 Pepsi Bottling Group, Inc. *                      196,300       7,855,926
 PepsiCo, Inc.                                      54,500       2,387,645
                                                           ---------------
                                                                10,243,571
                                                           ---------------
 Consumer Services (1.9%)
 Organic, Inc. *                                   100,900          57,513
 Scient Corp. *                                    182,000         271,180
 UnitedGlobalCom, Inc. *                           286,200       4,587,071
                                                           ---------------
                                                                 4,915,764
                                                           ---------------
 Food - Other (4.4%)
 ConAgra Foods, Inc.                               225,900       4,700,979
 Hormel Foods Corp.                                311,900       6,431,378
 John B. Sanfilippo & Son, Inc. *                   44,000         182,600
                                                           ---------------
                                                                11,314,957
                                                           ---------------
 Food Retailers (4.3%)
 Pathmark Stores, Inc. *                            97,700       1,856,300
 Safeway, Inc. *                                   169,100       9,182,130
                                                           ---------------
                                                                11,038,430
                                                           ---------------
 Healthcare (6.1%)
 HCA - The Healthcare Company                      196,500       7,604,550
 Health Management Associates, Inc. *              281,000       5,035,520
 Universal Health Services, Inc. Class B *          35,300       3,168,528
                                                           ---------------
                                                                15,808,598
                                                           ---------------

 Medical Supplies (4.8%)
 Abbott Laboratories, Inc.                          63,100       2,926,578
 Baxter International, Inc.                         27,600       2,515,740
 Ligand Pharmaceuticals, Inc. *                    205,100       2,385,313
 Novartis AG ADR                                   121,400       4,752,810
                                                           ---------------
                                                                12,580,441
                                                           ---------------

--------------------------------------------------------------------------------
 Description                                          Shares         Value
--------------------------------------------------------------------------------
Energy (6.6%)
-------------
 Oil Companies - Secondary (1.2%)
 Suncor Energy, Inc.                                     114,900 $    3,205,710
                                                                 --------------

 Oil Drilling (2.3%)
 Diamond Offshore Drilling, Inc.                          68,900      3,026,088
 Transocean Sedco Forex, Inc.                             55,900      3,034,252
                                                                 --------------
                                                                      6,060,340
                                                                 --------------
 Oilfield Equipment and Services (3.1%)
 3TEC Energy Corp. *                                     100,900      1,764,741
 Seacor Smit, Inc. *                                      56,200      2,573,960
 Tesoro Petroleum Corp. *                                240,700      3,586,430
                                                                 --------------
                                                                      7,925,131
                                                                 --------------
Financial (11.4%)
-----------------
 Banks (4.9%)
 Bank United Corp. Litigation Contingent Payment
  Rights Trust                                            50,800         18,288
 Banknorth Group, Inc.                                   166,400      3,293,056
 Mercantile Bankshares Corp.                              91,000      3,417,050
 The Bank of New York                                    118,300      5,938,660
                                                                 --------------
                                                                     12,667,054
                                                                 --------------
 Diversified (5.2%)
 FleetBoston Financial Corp.                             166,800      6,400,116
 Washington Mutual, Inc.                                 141,900      7,085,067
                                                                 --------------
                                                                     13,485,183
                                                                 --------------
 Real Estate (1.3%)
 Equity Office Properties Trust                          115,400      3,294,670
                                                                 --------------

Industrial (2.5%)
-----------------
 Electronic Components and Equipment
 SCI Systems, Inc. *                                     103,000      2,631,650
 Solectron Corp. *                                       155,500      3,957,475
                                                                 --------------
                                                                      6,589,125
                                                                 --------------
Technology (18.1%)
------------------
 Biotechnology (2.9%)
 Medarex, Inc. *                                         168,200      4,021,662
 Nycomed Amersham PLC ADR                                 91,700      3,576,300
                                                                 --------------
                                                                      7,597,962
                                                                 --------------
 Communications (9.4%)
 AT&T Corp.                                              197,700      4,404,756
 AT&T Corp. Liberty Media Class A *                      168,500      2,696,000
 Dobson Communications Corp. *                           211,900      3,055,598
 Latitude Communications, Inc. *                         255,500        511,000
 Motorola, Inc.                                          166,900      2,595,295
 Rogers Wireless Communications, Inc. *                   44,400        541,680
 SBC Communications, Inc.                                 85,900      3,543,375
 Verizon Communications                                  127,500      7,021,425
                                                                 --------------
                                                                     24,369,129
                                                                 --------------
 Computers (3.5%)
 3Com Corp. *                                            562,200      3,665,544
 Compaq Computer Corp.                                   183,300      3,207,750
 Genuity, Inc. *                                         786,900      2,266,272
                                                                 --------------
                                                                      9,139,566
                                                                 --------------

 Diversified (1.4%)
 NTL, Inc. *                                             126,700      3,685,703
                                                                 --------------

 Industrial (0.3%)
 Visual Networks, Inc. *                                 252,300        908,280
                                                                 --------------

 Software (0.6%)
 Paradigm Geophysical, Ltd. *                             48,800        281,576
 Viant Corp. *                                           530,100      1,372,959
                                                                 --------------
                                                                      1,654,535
                                                                 --------------

Total Common Stock (cost $207,881,989)                              217,883,766
                                                                 --------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX SALOMON ALL CAP

--------------------------------------------------------------------------------
 Description                                          Shares         Value
--------------------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCK (2.4%)
Consumer, Cyclical (2.0%)
-------------------------
 Broadcasting
 News Corp., Ltd. ADR                                   156,000 $     5,071,560
                                                                ---------------

Consumer, Non-Cyclical (0.4%)
-----------------------------
 Consumer Services
 UnitedGlobalCom, Inc.                                   54,900       1,070,550
                                                                ---------------

Total Non-Convertible Preferred Stock (cost $6,094,950)               6,142,110
                                                                ---------------

--------------------------------------------------------------------------------
 Description                                        Principal        Value
--------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (1.0%)
Consumer, Cyclical (0.8%)
-------------------------
 Advertising
 DoubleClick, Inc. 4.750% 3-15-2006                $  2,989,000 $     2,170,761
                                                                ---------------

Energy (0.2%)
-------------
 Oilfield Equipment and Services
 Friede Goldman Halter, Inc. 4.500% 9-15-2004 * #     4,285,000         535,625
                                                                ---------------

Total Convertible Corporate Bonds (cost $4,112,594)                   2,706,386
                                                                ---------------

-------------------------------------------------------------------------------------
 Description                                           Principal          Value
-------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (11.5%)
Repurchase Agreement
--------------------
 State Street Bank & Trust ***
   4.510% Repurchase Agreement dated 4-30-2001
   to be repurchased at $29,873,680 on 5-1-2001
   (cost $29,870,000)                              $      29,870,000 $    29,870,000
                                                                     ---------------

-------------------------------------------------------------------------------------
 Description                                           Contracts          Value
-------------------------------------------------------------------------------------
PURCHASED OPTIONS (0.2%)
 Applied Materials, Inc. *                                       134 $        58,960
 International Business Machines Corp.                           268         101,840
 Standard & Poor's 500 Index *                                   137         124,670
 Standard & Poor's 500 Index *                                   137         200,020
 Tyco International, Ltd. ADR                                    137          29,455
                                                                     ---------------

Total Purchased Options (cost $1,183,589)                                    514,945
                                                                     ---------------

Total Investments (99.0%) (cost
$249,143,122)                                                            257,117,207
                                                                     ---------------

Other Assets In Excess of Liabilities (1.0%)                               2,602,169
                                                                     ---------------
Net Assets (100.0%)                                                  $   259,719,376
                                                                     ===============

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX T. ROWE PRICE DIVIDEND GROWTH

 ------------------------------------------------------------------------------
  Description                                       Shares          Value
 ------------------------------------------------------------------------------
 COMMON STOCK (95.4%)
 Basic Materials (1.5%)
 ----------------------
  Other Non-ferrous (0.3%)
  Phelps Dodge Corp.                                     2,000 $        89,480
                                                               ---------------

  Paper Products (0.7%)
  Kimberly-Clark Corp.                                   3,500         207,900
                                                               ---------------

  Precious Metals (0.5%)
  Newmont Mining Corp.                                   8,000         145,840
                                                               ---------------

 Consumer, Cyclical (13.5%)
 --------------------------
  Advertising (1.2%)
  Omnicom Group, Inc.                                    3,800         333,830
                                                               ---------------

  Broadcasting (3.2%)
  AOL Time Warner, Inc. *                                4,000         202,000
  Comcast Corp. Class A *                                5,500         241,505
  The McGraw-Hill Companies, Inc.                        4,100         265,598
  Viacom, Inc. Class B *                                 3,700         192,622
                                                               ---------------
                                                                       901,725
                                                               ---------------
  Casinos (0.3%)
  MGM Mirage *                                           3,150          94,721
                                                               ---------------

  Entertainment (1.0%)
  The Walt Disney Company                                9,200         278,300
                                                               ---------------

  Lodging (1.1%)
  Archstone Communities Trust                           11,700         301,626
  Starwood Hotels & Resorts Worldwide, Inc.              8,500         306,765
                                                               ---------------
                                                                       608,391
                                                               ---------------
  Publishing (0.5%)
  Tribune Company                                        3,400         143,276
                                                               ---------------

  Retailers - Broadline (3.7%)
  Family Dollar Stores, Inc.                            18,600         474,486
  Nordstrom, Inc.                                        7,900         145,281
  Target Corp.                                          11,000         422,950
                                                               ---------------
                                                                     1,042,717
                                                               ---------------
  Retailers - Drug Based (1.1%)
  CVS Corp.                                              5,100         300,645
                                                               ---------------

  Retailers - Specialty (1.0%)
  Ecolab, Inc.                                           2,100          79,443
  Home Depot, Inc.                                       4,000         188,400
                                                               ---------------
                                                                       267,843
                                                               ---------------
  Toys (0.4%)
  Hasbro, Inc.                                           9,700         118,825
                                                               ---------------

 Consumer, Non-Cyclical (15.6%)
 ------------------------------
  Beverages (1.5%)
  PepsiCo, Inc.                                          7,680         336,461
  The Coca-Cola Company                                  1,800          83,142
                                                               ---------------
                                                                       419,603
                                                               ---------------
  Consumer Services (1.5%)
  C.H. Robinson Worldwide, Inc.                          2,300          62,238
  Expeditors International of Washington, Inc.           2,300         115,069
  Viad Corp.                                             9,500         236,170
                                                               ---------------
                                                                       413,477
                                                               ---------------
  Cosmetics (0.4%)
  The Gillette Company                                   4,400         124,784
                                                               ---------------

  Food - Other (2.1%)
  General Mills, Inc.                                    4,700         185,227
  McCormick & Company, Inc.                              5,400         212,220
  Quaker Oats Company                                    2,000         194,000
                                                               ---------------
                                                                       591,447
                                                               ---------------

-----------------------------------------------------------------------------------
 Description                                            Shares          Value
-----------------------------------------------------------------------------------
 Household Products (1.0%)
 Colgate-Palmolive Company                                   1,900 $       106,115
 The Clorox Company                                          5,300         168,699
                                                                   ---------------
                                                                           274,814
                                                                   ---------------
 Medical Supplies (3.3%)
 Abbott Laboratories, Inc.                                   6,200         287,556
 Allergan, Inc.                                                900          68,400
 American Home Products Corp.                               10,100         583,275
                                                                   ---------------
                                                                           939,231
                                                                   ---------------
 Pharmaceuticals (5.8%)
 Bristol-Myers Squibb Company, Inc.                          2,800         156,800
 Johnson & Johnson                                           2,200         212,256
 Merck & Company, Inc.                                       2,000         151,940
 Pfizer, Inc.                                               19,487         843,787
 Schering Plough Corp.                                       7,000         269,780
                                                                   ---------------
                                                                         1,634,563
                                                                   ---------------
Energy (9.8%)
-------------
 Oil Companies - Major (8.3%)
 Amerada Hess Corp.                                          4,100         358,750
 BP Amoco PLC ADR                                            5,700         308,256
 Chevron Corp.                                               4,000         386,240
 Exxon Mobil Corp.                                           7,448         659,893
 Royal Dutch Petroleum Company NYRS                          6,400         380,992
 Texaco, Inc.                                                3,100         224,068
                                                                   ---------------
                                                                         2,318,199
                                                                   ---------------
 Oil Companies - Secondary (1.0%)
 Baker Hughes, Inc.                                          6,800         267,172
                                                                   ---------------

 Oil Drilling (0.5%)
 Diamond Offshore Drilling, Inc.                             3,000         131,760
                                                                   ---------------

Financial (28.4%)
-----------------
 Banks (1.5%)
 The Bank of New York                                        8,300         416,660
                                                                   ---------------

 Diversified (11.0%)
 American Express Company                                    3,700         157,028
 American General Corp.                                      7,600         331,436
 Citigroup, Inc.                                            16,859         828,620
 Equifax, Inc.                                               4,400         145,508
 First Data Corp.                                            5,500         370,920
 FleetBoston Financial Corp.                                 8,700         333,819
 Marsh & McLennan Companies, Inc.                            2,300         221,812
 Mellon Financial Corp.                                      9,100         372,463
 Wells Fargo & Company                                       6,800         319,396
                                                                   ---------------
                                                                         3,081,002
                                                                   ---------------
 Insurance (2.8%)
 ACE, Ltd.                                                   8,700         310,590
 CIGNA Corp.                                                 3,100         330,770
 Hartford Financial Services Group, Inc.                     2,300         142,830
                                                                   ---------------
                                                                           784,190
                                                                   ---------------
 Real Estate (6.8%)
 Cousins Properties, Inc.                                   11,650         303,483
 Duke-Weeks Realty Corp.                                     9,762         224,916
 Reckson Associates Realty Corp.                            11,700         275,067
 Spieker Properties, Inc.                                    1,200          66,240
 Vornado Realty Trust                                        7,000         257,040
 XL Capital, Ltd. Class A                                    6,700         474,360
                                                                   ---------------
                                                                         1,601,106
                                                                   ---------------
 Securities Brokers (2.9%)
 Franklin Resources, Inc.                                    2,600         113,490
 Morgan Stanley, Dean Witter, Discover and Company           2,900         182,091
 Waddell & Reed Financial, Inc. Class B                     16,630         506,051
                                                                   ---------------
                                                                           801,632
                                                                   ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX T. ROWE PRICE DIVIDEND GROWTH

  ----------------------------------------------------------------------------
   Description                                     Shares          Value
  ----------------------------------------------------------------------------
  Financial (continued)
  ---------------------
   United States Government Agencies (3.4%)
   Federal Home Loan Mortgage Corp.                    10,300 $       677,740
   Federal National Mortgage Association                3,600         288,936
                                                              ---------------
                                                                      966,676
                                                              ---------------
  Independent (1.7%)
  ------------------
   Conglomerate
   Philip Morris Companies, Inc.                        9,700         486,067
                                                              ---------------

  Industrial (7.9%)
  -----------------
   Building Materials (0.8%)
   Masco Corp.                                          9,300         213,900
                                                              ---------------

   Electronic Components and Equipment (1.4%)
   Analogic Corp.                                       3,300         158,367
   Molex, Inc.                                          5,300         168,010
   Technitrol, Inc.                                     2,700          81,216
                                                              ---------------
                                                                      407,593
                                                              ---------------
   Diversified (4.2%)
   Dover Corp.                                          3,500         136,745
   General Electric Company                             9,650         468,315
   Pall Corp.                                          12,700         298,069
   ProLogis Trust                                      13,900         286,340
                                                              ---------------
                                                                    1,189,469
                                                              ---------------
   Pollution Control (0.5%)
   Waste Management, Inc.                               5,600         136,696
                                                              ---------------

   Railroads (1.0%)
   Union Pacific Corp.                                  4,800         273,072
                                                              ---------------

  Technology (14.6%)
  ------------------
   Aerospace/Defense (1.6%)
   Honeywell International, Inc.                        4,700         229,736
   United Technologies Corp.                            2,800         218,624
                                                              ---------------
                                                                      448,360
                                                              ---------------
   Biotechnology (1.1%)
   Pharmacia Corp.                                      5,842         305,303
                                                              ---------------

   Communications (4.4%)
   Cisco Systems, Inc. *                                4,600          78,108
   SBC Communications, Inc.                             6,700         276,375
   Verizon Communications                               5,838         321,499
   Vodafone Group PLC ADR                              10,600         320,968
   WorldCom, Inc. *                                    12,300         224,475
                                                              ---------------
                                                                    1,221,425
                                                              ---------------
   Computers (1.4%)
   Compaq Computer Corp.                                2,900          50,750
   Dell Computer Corp. *                                4,600         120,934
   EMC Corp. *                                          1,900          75,240
   Hewlett-Packard Company                              3,500          99,505
   VeriSign, Inc. *                                       800          41,024
                                                              ---------------
                                                                      387,453
                                                              ---------------
   Diversified (1.9%)
   Jabil Circuit, Inc. *                                8,200         238,128
   JDS Uniphase Corp. *                                 4,840         103,479
   Teleflex, Inc.                                       3,800         185,858
                                                              ---------------
                                                                      527,465
                                                              ---------------
   Semiconductors (1.7%)
   Applied Materials, Inc. *                            3,000         163,800
   Linear Technology Corp.                              2,800         134,512
   Texas Instruments, Inc.                              3,100         119,970
   Xilinx, Inc. *                                       1,600          75,952
                                                              ---------------
                                                                      494,234
                                                              ---------------

  ----------------------------------------------------------------------------
   Description                                     Shares         Value
  ----------------------------------------------------------------------------
   Software (2.5%)
   Adobe Systems, Inc.                                 2,300 $       103,316
   Automatic Data Processing, Inc.                     5,100         276,675
   Microsoft Corp. *                                   4,600         311,650
                                                             ----------------
                                                                     691,641
                                                             ----------------
  Utilities (2.4%)
  ----------------
   Electric (1.2%)
   TECO Energy, Inc.                                  10,570         338,133
                                                             ----------------

   Telephone (1.2%)
   ALLTEL Corp.                                        3,800         207,518
   Sprint Corp. FON Group                              5,800         124,004
                                                             ----------------
                                                                     331,522
                                                             ----------------

  Total Common Stock (cost $25,274,008)                           26,752,142
                                                             ----------------

  CONVERTIBLE PREFERRED STOCK (0.7%)
  Technology
  ----------
   Diversified
   Nokia Corp. OY ADR (cost $197,070)                  5,500         188,045
                                                             ----------------

  ----------------------------------------------------------------------------
   Description                                   Principal        Value
  ----------------------------------------------------------------------------
  SHORT-TERM SECURITIES (4.8%)
  Commercial Paper (2.5%)
  -----------------------
   Alcoa, Inc. 5.000% 5-4-2001                  $    200,000 $       199,916
   Delaware Funding Corp. 144A 5.070% 5-4-2001       500,000         499,789
                                                             ----------------
                                                                     699,705
                                                             ----------------
  Other Short-Term Securities (2.3%)
  ----------------------------------
   SSgA Money Market Fund
     7-day yield of 4.720% 5-1-2001                  641,000         641,000
                                                             ----------------

  Total Short-Term Securities (cost $1,340,705)                    1,340,705
                                                             ----------------

  Total Investments (100.9%) (cost $26,811,783)                   28,280,892
                                                             ----------------

  Liabilities In Excess of Other Assets (-0.9%)                     (242,159)
                                                             ----------------
  Net Assets (100.0%)                                        $    28,038,733
                                                             ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

------------------------------------------------------------------------
 Description                                 Shares          Value
------------------------------------------------------------------------
COMMON STOCK (98.5%)
Basic Materials (2.0%)
----------------------
 Chemicals (1.9%)
 Cabot Corp.                                        700 $        22,757
 Cabot Microelectronics Corp. *                   2,173         139,115
 Cambrex Corp.                                      900          41,868
 OM Group, Inc.                                   1,200          65,640
 Symyx Technologies, Inc. *                       4,200         117,180
                                                        ---------------
                                                                386,560
                                                        ---------------
 Mining--Diversified (0.1%)
 Stillwater Mining Company *                        700          21,399
                                                        ---------------

Consumer, Cyclical (16.2%)
--------------------------
 Advertising (1.3%)
 Catalina Marketing Corp. *                       1,800          62,928
 Getty Images, Inc. *                             3,200          80,576
 Harte-Hanks, Inc.                                  900          20,709
 Insight Enterprises, Inc. *                      1,600          42,720
 Lamar Advertising Company *                        800          30,920
 Valassis Communications, Inc. *                  1,100          38,885
                                                        ---------------
                                                                276,738
                                                        ---------------
 Airlines (0.8%)
 Mesaba Holdings, Inc. *                          2,800          31,136
 SkyWest, Inc.                                    3,300          87,450
 Triumph Group, Inc. *                            1,000          42,100
                                                        ---------------
                                                                160,686
                                                        ---------------
 Auto Parts and Equipment (0.8%)
 Copart, Inc. *                                   3,500          80,185
 O'Reilly Automotive, Inc. *                      3,600          85,140
                                                        ---------------
                                                                165,325
                                                        ---------------
 Broadcasting (2.1%)
 Cox Radio, Inc. Class A *                        3,400          87,720
 Entercom Communications Corp. *                  1,900          86,678
 Pegasus Communications Corp. *                   2,200          52,382
 Radio One, Inc. *                                6,600         115,670
 Westwood One, Inc. *                             3,200          84,000
                                                        ---------------
                                                                426,450
                                                        ---------------

 Clothing/Fabric (1.4%)
 Fossil, Inc. *                                   1,325          24,857
 Men's Wearhouse, Inc. *                          4,500         114,525
 Quiksilver, Inc. *                               5,650         153,510
                                                        ---------------
                                                                292,892
                                                        ---------------
 Consumer Electronics (0.4%)
 Ethan Allen Interiors, Inc.                        300          10,650
 Harman International Industries, Inc.            2,300          73,025
                                                        ---------------
                                                                 83,675
                                                        ---------------
 Entertainment (0.3%)
 International Speedway Corp.                     1,500          67,575
                                                        ---------------

 Home Construction (0.1%)
 KB Home                                            400          12,088
                                                        ---------------

 Home Furnishings (0.1%)
 Furniture Brands International, Inc. *             600          13,602
                                                        ---------------

 Lodging (0.0%)
 LodgeNet Entertainment Corp. *                     500           9,635
                                                        ---------------

 Publishing (0.4%)
 Scholastic Corp. *                               1,800          75,132
                                                        ---------------

 Recreation Products - Other (0.1%)
 The Topps Company, Inc. *                        2,300          22,655
                                                        ---------------

 Restaurants (1.7%)
 BUCA, Inc. *                                     1,000          20,650
 California Pizza Kitchen, Inc. *                 1,000          21,500
 CEC Entertainment, Inc. *                        2,800         143,500
 P.F. Chang's China Bistro, Inc. *                1,000          38,820
 RARE Hospitality International, Inc. *           1,700          47,515
 Sonic Corp. *                                    2,700          75,249
                                                        ---------------
                                                                347,234
                                                        ---------------

 -------------------------------------------------------------------------------
  Description                                        Shares          Value
 -------------------------------------------------------------------------------
  Retailers - Apparel (2.2%)
  AnnTaylor Stores Corp. *                                  600 $        16,350
  G&K Services, Inc.                                        600          11,490
  Kenneth Cole Productions, Inc. Class A *                2,050          58,220
  Neiman Marcus Group, Inc. *                             2,200          71,500
  Pacific Sunwear of California, Inc. *                   2,000          55,720
  Ross Stores, Inc.                                       2,600          57,148
  The Talbots, Inc.                                       1,500          62,775
  The Timberland Company Class A *                        1,400          69,048
  Vans, Inc. *                                            2,900          60,436
                                                                ---------------
                                                                        462,687
                                                                ---------------
  Retailers - Broadline (0.6%)
  Cost Plus, Inc. *                                       2,000          47,600
  Dollar Tree Stores, Inc. *                              1,800          37,656
  Family Dollar Stores, Inc.                              1,500          38,265
                                                                ---------------
                                                                        123,521
                                                                ---------------
  Retailers - Specialty (3.5%)
  Group 1 Automotive, Inc. *                              4,400          81,400
  Linens 'n Things, Inc. *                                1,000          27,010
  Mettler-Toledo International, Inc. *                    2,500         110,625
  Michaels Stores, Inc. *                                 1,000          33,770
  MSC Industrial Direct Company, Inc. Class A *           1,400          22,470
  SCP Pool Corp. *                                        3,250         102,375
  Tweeter Home Entertainment Group, Inc. *                4,100         102,541
  Ultimate Electronics, Inc.                              1,300          32,370
  Watsco, Inc.                                            4,600          59,524
  Whitehall Jewellers, Inc. *                             2,300          18,860
  Williams-Sonoma, Inc. *                                 2,400          72,168
  Zale Corp. *                                            2,000          66,720
                                                                ---------------
                                                                        729,833
                                                                ---------------
  Toys (0.4%)
  JAKKS Pacific, Inc. *                                   6,200          88,846
                                                                ---------------

 Consumer, Non-Cyclical (18.0%)
 ------------------------------
  Consumer Services (5.4%)
  Bright Horizons Family Solutions, Inc. *                2,500          62,125
  C.H. Robinson Worldwide, Inc.                           3,800         102,828
  Career Education Corp. *                                  400          20,140
  Casey's General Stores, Inc.                            2,400          28,944
  DeVry, Inc. *                                           2,300          72,703
  DiamondCluster International, Inc. *                    3,100          57,505
  Education Management Corp. *                              800          25,000
  Expeditors International of Washington, Inc.            1,900          95,057
  Forrester Research, Inc. *                              2,700          62,397
  Heidrick & Struggles International, Inc. *              2,400          60,600
  Iron Mountain, Inc. *                                   3,200         115,680
  Learning Tree International, Inc. *                     3,700          78,107
  META Group, Inc. *                                      2,300           5,175
  Metris Companies, Inc.                                  1,850          55,500
  On Assignment, Inc. *                                     800          13,688
  Plexus Corp. *                                          3,500         107,520
  Professional Staff ADR *                                  400           1,880
  PurchasePro.com, Inc. *                                 1,400           3,934
  Tele Tech Holdings, Inc.                                2,100          14,322
  The Corporate Executive Board Company *                 3,900         129,636
                                                                ---------------
                                                                      1,112,741
                                                                ---------------
  Food - Other (0.3%)
  Dreyer's Grand Ice Cream, Inc.                          2,600          66,898
                                                                ---------------

  Food Retailers (0.3%)
  Performance Food Group Company *                          500          26,985
  Smithfield Foods, Inc. *                                  400          13,700
  Whole Foods Market, Inc. *                                400          19,440
                                                                ---------------
                                                                         60,125
                                                                ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

---------------------------------------------------------------------------
 Description                                    Shares          Value
---------------------------------------------------------------------------
Consumer, Non-Cyclical (continued)
----------------------------------
 Healthcare (4.4%)
 AmeriPath, Inc. *                                   2,800 $        69,888
 Express Scripts, Inc. Class A *                       700          59,430
 First Health Group Corp. *                          1,900          98,325
 Hooper Holmes, Inc.                                 8,700          89,175
 Incyte Genomics, Inc. *                             3,200          51,600
 KV Pharmaceutical Company Class A *                 2,800          60,872
 LifePoint Hospitals, Inc. *                         3,200         111,104
 Neurocrine Biosciences, Inc. *                      2,300          58,305
 Province Healthcare Company *                       3,900          99,918
 Specialty Laboratories, Inc.                        2,000          66,800
 Tanox, Inc. *                                         900          22,770
 Universal Health Services, Inc. Class B *           1,300         116,688
                                                           ---------------
                                                                   904,875
                                                           ---------------
 Household Products (0.3%)
 Mohawk Industries, Inc. *                           1,800          58,788
                                                           ---------------

 Medical Supplies (2.2%)
 Apogent Technologies, Inc. *                          600          13,800
 ICU Medical, Inc. *                                 2,000          76,900
 Lincare Holdings, Inc. *                            1,400          69,818
 Mentor Corp.                                        3,800          87,400
 MiniMed, Inc. *                                     1,000          39,940
 Patterson Dental Company *                          2,400          73,344
 PolyMedica Corp. *                                  1,500          40,740
 QLT, Inc. *                                         2,200          58,916
                                                           ---------------
                                                                   460,858
                                                           ---------------
 Pharmaceuticals (5.1%)
 Accredo Health, Inc. *                              2,300          78,338
 Advance PCS                                         2,100         120,960
 Alkermes, Inc. *                                    2,200          67,408
 Celgene Corp. *                                       800          14,136
 COR Therapeutics, Inc. *                              900          27,900
 Cubist Pharmaceuticals, Inc. *                      1,100          34,232
 Duane Reade, Inc. *                                 1,100          37,257
 Gilead Sciences, Inc. *                             1,600          78,368
 King Pharmaceuticals, Inc. *                        3,762         158,493
 Medicis Pharmaceutical Corp. Class A *                400          19,880
 NPS Pharmaceuticals, Inc. *                         1,900          57,380
 Omnicare, Inc.                                      3,800          84,360
 OSI Pharmaceutical, Inc. *                            400          20,536
 Priority Healthcare Corp. Class B *                 2,000          69,560
 Regeneron Pharmaceuticals, Inc. *                     400          12,404
 Shire Pharmaceuticals Group PLC ADS *               2,221         110,828
 Triangle Pharmaceuticals, Inc. *                    5,300          27,984
 ViroPharma, Inc. *                                  1,200          44,448
                                                           ---------------
                                                                 1,064,472
                                                           ---------------
Energy (6.7%)
-------------
 Oil Companies - Major (1.8%)
 Cabot Oil & Gas Corp.                               5,500         159,060
 Louis Dreyfus Natural Gas Corp. *                   2,900         110,490
 Tom Brown, Inc. *                                   3,800          97,280
                                                           ---------------
                                                                   366,830
                                                           ---------------
 Oil Companies - Secondary (0.7%)
 Cross Timbers Oil Company                           2,300          62,445
 Spinnaker Exploration Company                       2,000          91,000
                                                           ---------------
                                                                   153,445
                                                           ---------------
 Oil Drilling (1.4%)
 Marine Drilling Companies, Inc. *                   5,300         158,841
 Pride International, Inc. *                         1,400          37,282
 Stone Energy Corp.                                  1,900          94,430
                                                           ---------------
                                                                   290,553
                                                           ---------------
 Oilfield Equipment and Services (2.8%)
 B.J. Services Company *                               600          49,350
 Cal Dive International, Inc. *                      2,200          61,622
 Cooper Cameron Corp. *                                900          56,754
 Global Industries, Ltd. *                           2,700          43,146
 National-Oilwell, Inc. *                            2,200          87,010
 Smith International, Inc. *                           800          64,952
 UTI Energy Corp. *                                  4,900         168,560
 Veritas DGC, Inc.                                   1,400          45,500
                                                           ---------------
                                                                   576,894
                                                           ---------------

-----------------------------------------------------------------------------------
 Description                                            Shares          Value
-----------------------------------------------------------------------------------
Financial (8.7%)
----------------
 Banks (2.7%)
 City National Corp.                                         3,250 $       125,612
 Commerce Bancorp, Inc.                                      1,925         132,825
 Community First Bankshares, Inc.                            3,400          71,434
 National Commerce Bancorp                                   1,500          37,365
 Silicon Valley Bancshares *                                 1,600          40,096
 Southwest Bancorp of Texas, Inc. *                          2,300          77,050
 Sterling Bancshares, Inc.                                   4,700          84,741
                                                                   ---------------
                                                                           569,123
                                                                   ---------------
 Diversified (2.3%)
 AmeriCredit Corp. *                                         2,600         120,536
 Eaton Vance Corp.                                           1,700          54,910
 Heller Financial, Inc.                                        718          22,911
 Investors Financial Services Corp.                            800          57,232
 NCO Group, Inc. *                                           2,500          67,500
 Radian Group, Inc.                                          2,009         155,698
                                                                   ---------------
                                                                           478,787
                                                                   ---------------
 Insurance (1.3%)
 Annuity and Life Re (Holdings), Ltd.                          400          11,940
 Arthur J. Gallagher & Company                               1,000          25,220
 Brown & Brown, Inc.                                           800          33,920
 Nationwide Financial Services, Inc.                           500          20,480
 PMI Group, Inc.                                               800          51,440
 StanCorp Financial Group, Inc.                              2,000          91,460
 Triad Guaranty, Inc.                                          800          28,328
                                                                   ---------------
                                                                           262,788
                                                                   ---------------
 Real Estate (0.5%)
 Apartment Investment & Management Company Class A             950          42,351
 Catellus Development Corp. *                                3,100          50,375
 Trammell Crow Company *                                       700           7,861
                                                                   ---------------
                                                                           100,587
                                                                   ---------------
 Securities Brokers (1.9%)
 Affiliated Managers Group, Inc. *                           2,400         134,928
 Investment Technology Group, Inc. *                         2,400         117,000
 Legg Mason, Inc.                                            1,500          71,805
 Waddell & Reed Financial, Inc. Class A                      2,650          80,613
                                                                   ---------------
                                                                           404,346
                                                                   ---------------
Industrial (8.5%)
-----------------
 Air Freight (0.4%)
 EGL, Inc. *                                                 1,200          28,452
 UTi Worldwide, Inc.                                         2,700          44,793
                                                                   ---------------
                                                                            73,245
                                                                   ---------------
 Building Materials (0.2%)
 Carlisle Companies, Inc.                                    1,100          40,645
                                                                   ---------------

 Electronic Components and Equipment (5.2%)
 Alpha Industries, Inc. *                                    2,700          66,339
 Amphenol Corp. Class A *                                    2,000          84,200
 Applied Micro Circuits Corp. *                                542          14,103
 Artesyn Technologies, Inc. *                                1,300          19,708
 Cohu, Inc.                                                  1,800          32,580
 CTS Corp.                                                   1,600          38,400
 DDi Corp. *                                                 1,300          31,941
 Dionex Corp. *                                              1,950          58,442
 Exar Corp. *                                                2,100          61,110
 F.Y.I., Inc. *                                              2,700          93,825
 Gentex Corp. *                                                700          18,900
 hi/fn, inc. *                                                 500           8,295
 L-3 Communications Holdings, Inc. *                         1,300         100,425
 LTX Corp. *                                                 2,200          59,224
 Pericom Semiconductor Corp. *                               4,500          80,955
 Pixelworks, Inc. *                                          1,300          29,510
 Power-One, Inc. *                                           1,300          22,763
 Powerwave Technologies, Inc. *                              2,000          36,340
 Sawtek, Inc. *                                                900          22,140
 Symbol Technologies, Inc.                                     450          14,175
 Technitrol, Inc.                                            2,900          87,232
 Three-Five Systems, Inc. *                                    350           5,582
 Varian Semiconductor Equipment Associates, Inc. *           1,900          86,545
                                                                   ---------------
                                                                         1,072,734
                                                                   ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

-----------------------------------------------------------------------
 Description                                Shares          Value
-----------------------------------------------------------------------
Industrial (continued)
----------------------
 Heavy Construction (0.3%)
 Simpson Manufacturing Company, Inc. *           1,100 $        53,405
                                                       ---------------

 Heavy Machinery (0.2%)
 Terex Corp. *                                   2,000          39,200
                                                       ---------------

 Diversified (0.5%)
 Brooks Automation, Inc. *                       1,000          62,610
 Maverick Tube Corp. *                           1,900          46,360
                                                       ---------------
                                                               108,970
                                                       ---------------
 Technology (0.3%)
 Waters Corp.                                    1,100          57,420
                                                       ---------------

 Other Industrial Services (0.9%)
 Delta and Pine Land Company                       400           9,560
 Dycom Industries, Inc. *                        4,425          72,703
 Manpower, Inc.                                  1,400          45,290
 Tetra Tech, Inc. *                              2,600          63,492
                                                       ---------------
                                                               191,045
                                                       ---------------
 Pollution Control (0.0%)
 Catalytica Energy Systems, Inc. *                 421           6,947
                                                       ---------------

 Trucking (0.5%)
 Forward Air Corp. *                             3,200         111,040
                                                       ---------------

Technology (37.8%)
------------------
 Advanced Medical Devices (2.3%)
 Albany Molecular Research, Inc. *               1,500          47,295
 Datascope Corp.                                 3,700         140,156
 DENTSPLY International, Inc.                      800          31,344
 ResMed, Inc. *                                  1,900          85,120
 Techne Corp. *                                  4,700         150,870
 Zoll Medical Corp. *                            1,200          29,424
                                                       ---------------
                                                               484,209
                                                       ---------------
 Aerospace/Defense (0.2%)
 REMEC, Inc. *                                   2,800          30,688
 The Titan Corp. *                               1,000          16,700
                                                       ---------------
                                                                47,388
                                                       ---------------
 Biotechnology (5.8%)
 Abgenix, Inc. *                                 1,100          41,250
 Affymetrix, Inc. *                              1,100          36,355
 Aurora Biosciences Corp. *                      3,000          69,600
 Aviron *                                          800          39,368
 Cell Genesys, Inc. *                            1,400          22,148
 Cephalon, Inc. *                                1,524          97,079
 Collateral Therapeutics, Inc. *                   500           4,130
 CYTYC Corp. *                                   7,400         174,270
 Deltagen, Inc.                                  6,000          30,420
 Enzo Biochem, Inc. *                              840          18,648
 Enzon, Inc. *                                   2,100         125,202
 Exelixis, Inc. *                                  400           5,480
 Human Genome Sciences, Inc. *                   1,400          89,922
 ImClone Systems, Inc. *                           200           8,092
 Inhale Therapeutic Systems, Inc. *              1,800          59,940
 Invitrogen Corp. *                              1,600         112,816
 Molecular Devices Corp. *                       1,800          34,650
 Myraid Genetics, Inc. *                           500          26,480
 Neose Technologies, Inc. *                        300           8,181
 Protein Design Labs, Inc. *                       900          57,825
 Serologicals Corp. *                            4,900          87,073
 Trimeris, Inc. *                                  700          24,619
 Vical, Inc. *                                   1,500          21,750
                                                       ---------------
                                                             1,195,298
                                                       ---------------

   --------------------------------------------------------------------------
    Description                                   Shares          Value
   --------------------------------------------------------------------------
    Communications (5.0%)
    AirGate PCS, Inc. *                                1,400 $        55,440
    AudioCodes, Ltd. *                                 2,200          18,568
    Carrier Access Corp. *                               500           3,540
    Ceragon Networks, Ltd.                             2,200           6,138
    Comdisco, Inc.                                     2,500           7,700
    CommScope, Inc. *                                  1,800          33,984
    Concord Communications, Inc. *                     2,100          14,658
    Crown Castle International Corp. *                 1,100          26,939
    DMC Stratex Networks, Inc. *                       2,100          16,107
    Emmis Communications Corp. Class A *               3,200          81,664
    Floware Wireless Systems, Ltd. *                   1,100           5,027
    Gilat Satellite Networks, Ltd. *                   1,100          15,389
    Global Payments, Inc.                                680          14,382
    Insight Communications Company, Inc. *               600          16,650
    IntraNet Solutions, Inc. *                         1,800          59,544
    Millicom International Cellular SA ADR *           1,900          51,680
    Natural MicroSystems Corp. *                       1,600          12,240
    Openwave Systems, Inc. *                             644          22,289
    Peco II, Inc. *                                    1,000           9,990
    Plantronics, Inc. *                                3,900          76,284
    Polycom, Inc. *                                    3,900          90,597
    Price Communications Corp. *                       2,700          48,654
    Regent Communications, Inc. *                      5,400          37,908
    SBA Communications Corp. *                         1,800          61,362
    SONICblue, Inc.                                    5,700          27,873
    SpectraSite Holdings, Inc. *                       3,100          31,062
    Time Warner Telecom, Inc. Class A *                  800          40,520
    Triton PCS, Inc. *                                   800          31,200
    ViaSat, Inc. *                                     1,800          31,554
    Western Wireless Corp. *                           1,800          80,154
                                                             ---------------
                                                                   1,029,097
                                                             ---------------
    Computers (3.6%)
    ChoicePoint, Inc. *                                2,700         100,170
    Echelon Corp. *                                      500           9,080
    eLoyalty Corp. *                                   1,200           3,792
    Extended Systems, Inc. *                             400           4,164
    Fair, Isaac and Company, Inc.                      1,300          90,246
    HomeStore.com, Inc. *                              1,500          47,925
    Jack Henry & Associates, Inc.                      2,600          73,294
    Mercury Computer Systems, Inc. *                   1,600          81,248
    Netegrity, Inc. *                                  2,350          93,977
    ProBusiness Services, Inc. *                         200           4,510
    Register.com, Inc. *                               4,600          33,304
    SanDisk Corp. *                                    1,600          42,976
    Silicon Storage Technology, Inc. *                 6,200          61,628
    Turnstone Systems, Inc. *                          3,000          21,000
    Verity, Inc. *                                     3,200          72,064
                                                             ---------------
                                                                     739,378
                                                             ---------------
    Diversified (3.5%)
    Avocent Corp. *                                    2,100          52,269
    Coherent, Inc. *                                   1,600          63,200
    Emulex Corp. *                                       800          28,728
    Harmonic, Inc. *                                   3,871          17,226
    NEON Communciations, Inc. *                        2,400          18,312
    Newport Corp.                                      1,400          52,864
    NVIDIA Corp. *                                       500          41,650
    Oplink Communications, Inc.                          900           4,050
    Optimal Robotics Corp. *                           1,300          42,575
    Quanta Services, Inc. *                            2,650          68,078
    Radiant Systems, Inc. *                            1,150          19,320
    SBS Technologies, Inc. *                           1,600          32,000
    SonicWALL, Inc. *                                  4,000          70,360
    Spectra-Physics Lasers, Inc. *                       700          12,978
    The BISYS Group, Inc. *                            2,200         106,040
    Varian, Inc. *                                     2,600          84,032
    Western Mutiplex Corp. *                           1,900          12,749
                                                             ---------------
                                                                     726,431
                                                             ---------------

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

------------------------------------------------------------------------------
 Description                                       Shares          Value
------------------------------------------------------------------------------
Technology (continued)
----------------------
 Industrial (4.1%)
 Anaren Microwave, Inc. *                               1,900 $        32,300
 Asyst Technologies, Inc. *                             5,000          92,750
 ATMI, Inc. *                                           5,600         147,448
 AXT, Inc. *                                              800          25,144
 Benchmark Electronics, Inc. *                            400          10,200
 Cognex Corp. *                                         2,700          79,677
 Cymer, Inc. *                                          2,400          78,840
 Insituform Technologies, Inc. *                        4,400         151,756
 KEMET Corp. *                                          2,800          57,456
 Kopin Corp. *                                          3,300          23,199
 Macrovision Corp. *                                    1,400          80,052
 RSA Security, Inc. *                                   1,650          52,800
 Spectrian Corp. *                                      1,600          27,216
                                                              ---------------
                                                                      858,838
                                                              ---------------
 Office Equipment (0.3%)
 Proxim, Inc. *                                         4,300          59,813
                                                              ---------------

 Semiconductors (3.6%)
 Alliance Semiconductor Corp. *                         1,200          17,292
 Cree, Inc. *                                           1,600          34,448
 Finisar Corp. *                                        1,400          20,930
 Integrated Silicon Solution, Inc. *                    5,300          79,394
 Lattice Semiconductor Corp. *                          5,100         125,613
 Maxim Integrated Products, Inc. *                        390          19,929
 Micro Warehouse, Inc. *                                3,100         105,276
 Microchip Technology, Inc. *                           1,050          30,377
 MIPS Technologies, Inc. *                                800          15,560
 MKS Instruments, Inc. *                                  843          21,252
 Novellus Systems, Inc. *                                 200          11,030
 QLogic Corp. *                                           833          35,727
 QuickLogic Corp. *                                       600           3,600
 Semtech Corp. *                                        3,200          92,064
 SIPEX Corp. *                                            600           7,224
 TranSwitch Corp. *                                     3,800          65,930
 TriQuint Semiconductor, Inc. *                         1,400          40,642
 Virata Corp. *                                         1,200          16,320
                                                              ---------------
                                                                      742,608
                                                              ---------------
 Software (9.4%)
 Actuate Corp. *                                        4,900          61,299
 Advent Software, Inc. *                                  600          33,588
 Affiliated Computer Services, Inc. Class A *           1,100          79,200
 Aspen Technology, Inc. *                               1,000          21,060
 Barra, Inc. *                                            650          29,926
 Comverse Technology, Inc. *                              500          34,250
 Dendrite International, Inc. *                         2,350          28,271
 Electronic Arts, Inc. *                                  600          33,972
 Embarcadero Technologies, Inc. *                       3,000         103,410
 FactSet Research Systems, Inc.                         4,000         142,000
 HNC Software, Inc. *                                     400          10,892
 Hyperion Solutions Corp. *                             1,600          26,896

-----------------------------------------------------------------------------------
 Description                                            Shares         Value
-----------------------------------------------------------------------------------
 Software (continued)
 Informatica Corp. *                                        3,300 $        83,325
 Inter-Tel, Inc.                                            3,100          30,659
 Interact Commerce Corp. *                                  1,200          14,352
 Internet Security Systems, Inc. *                            700          34,923
 Jupiter Media Metrix, Inc. *                                 600             900
 Keane, Inc. *                                              1,200          21,300
 Keynote Systems, Inc. *                                    4,900          57,036
 Liberate Technologies, Inc. *                              2,400          23,496
 Macromedia, Inc. *                                           900          20,394
 Manugistics Group, Inc. *                                  3,100         105,152
 MatrixOne, Inc. *                                          2,200          52,888
 Mercury Interactive Corp. *                                  900          59,535
 Micromuse, Inc. *                                          1,000          49,500
 National Instruments Corp. *                               2,700          94,500
 NetIQ Corp. *                                              3,024          88,784
 Packeteer, Inc. *                                          4,100          33,907
 Peregrine Systems, Inc. *                                  3,150          81,207
 Remedy Corp. *                                             3,400          59,602
 SeaChange International, Inc. *                            1,000          16,400
 SERENA Software, Inc. *                                    2,300          44,298
 Sybase, Inc. *                                             3,600          56,700
 Symantec Corp. *                                           1,000          64,810
 THQ, Inc. *                                                2,900         110,461
 Ulticom, Inc.                                                800          16,240
 Zebra Technologies Corp. Class A *                         2,400         103,824
 Zomax, Inc. *                                              2,700          15,903
                                                                  ----------------
                                                                        1,944,860
                                                                  ----------------
Utilities (0.6%)
----------------
 Electric (0.5%)
 Calpine Corp. *                                            1,800         102,582
                                                                  ----------------

 Telephone (0.1%)
 ITC DeltaCom, Inc. *                                       4,100          21,894
                                                                  ----------------

Total Common Stock (cost $22,522,489)                                  20,405,690
                                                                  ----------------

-----------------------------------------------------------------------------------
 Description                                          Principal        Value
-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (1.8%)
Other Short-Term Securities
---------------------------
 SSgA Money Market Fund
   7-day yield of 4.720% 5-1-2001 (cost $366,000)    $    366,000 $       366,000
                                                                  ----------------

Total Investments (100.3%) (cost $22,888,489)                          20,771,690
                                                                  ----------------

Liabilities In Excess of Other Assets (-0.3%)                             (63,604)
                                                                  ----------------
Net Assets (100.0%)                                               $    20,708,086
                                                                  ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX TRANSAMERICA EQUITY

----------------------------------------------------------------------
 Description                               Shares          Value
----------------------------------------------------------------------
COMMON STOCK (94.3%)
Basic Materials (0.6%)
----------------------
 Chemicals
 Symyx Technologies, Inc. *                     2,000 $        55,800
                                                      ---------------

Consumer, Cyclical (22.9%)
--------------------------
 Advertising (3.0%)
 Lamar Advertising Company *                    7,000         270,550
                                                      ---------------

 Auto Manufacturers (3.0%)
 General Motors Corp. Class H *                13,000         276,250
                                                      ---------------

 Broadcasting (12.3%)
 Clear Channel Communications, Inc. *           6,300         351,540
 Comcast Corp. Class A *                       10,500         461,055
 Cox Communications, Inc. Class A *             7,000         318,570
                                                      ---------------
                                                            1,131,165
                                                      ---------------
 Retailers - Drug Based (4.6%)
 CVS Corp.                                      7,200         424,440
                                                      ---------------

Consumer, Non-Cyclical (15.4%)
------------------------------
 Consumer Services (7.8%)
 Concord EFS, Inc. *                            3,000         139,650
 Robert Half International, Inc. *              8,500         236,300
 United Parcel Service, Inc.                    6,000         344,700
                                                      ---------------
                                                              720,650
                                                      ---------------
 Food Retailers (4.4%)
 Safeway, Inc. *                                7,500         407,250
                                                      ---------------

 Pharmaceuticals (3.2%)
 Pfizer, Inc.                                   6,700         290,110
                                                      ---------------

Financial (25.5%)
-----------------
 Banks (11.0%)
 MBNA Corp.                                     9,000         320,850
 Northern Trust Corp.                           5,000         325,150
 State Street Corp.                             3,500         363,230
                                                      ---------------
                                                            1,009,230
                                                      ---------------
 Diversified (11.1%)
 American Express Company                       7,000         297,080
 First Data Corp.                               8,000         539,520
 Moody's Corp.                                  6,000         188,400
                                                      ---------------
                                                            1,025,000
                                                      ---------------

---------------------------------------------------------------------------------
 Description                                           Shares         Value
---------------------------------------------------------------------------------
 Securities Brokers (3.4%)
 Charles Schwab Corp.                                     16,000 $       316,800
                                                                 ---------------

Technology (29.9%)
------------------
 Communications (9.7%)
 AT&T Corp. Liberty Media Class A *                       15,000         240,000
 QUALCOMM, Inc. *                                          6,000         344,160
 Qwest Communications International, Inc. *                7,500         306,750
                                                                 ---------------
                                                                         890,910
                                                                 ---------------
 Computers (10.6%)
 Dell Computer Corp. *                                    10,000         262,900
 EMC Corp. *                                               8,000         316,800
 Palm, Inc. *                                             17,000         136,170
 VeriSign, Inc. *                                          5,000         256,400
                                                                 ---------------
                                                                         972,270
                                                                 ---------------
 Semiconductors (6.7%)
 Applied Materials, Inc. *                                 4,000         218,400
 Intel Corp.                                               8,000         247,280
 Maxim Integrated Products, Inc. *                         3,000         153,300
                                                                 ---------------
                                                                         618,980
                                                                 ---------------

 Software (2.9%)
 Microsoft Corp. *                                         4,000         271,000
                                                                 ---------------

Total Common Stock (cost $9,615,983)                                   8,680,405
                                                                 ---------------

---------------------------------------------------------------------------------
 Description                                         Principal        Value
---------------------------------------------------------------------------------
SHORT-TERM SECURITIES (5.3%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.000% 5-1-2001 (cost $485,330)                  $    485,330 $       485,330
                                                                 ---------------

Total Investments (99.6%) (cost $10,101,313)                           9,165,735
                                                                 ---------------

Other Assets In Excess of Liabilities (0.4%)                              34,727
                                                                 ---------------
Net Assets (100.0%)                                              $     9,200,462
                                                                 ===============

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
IDEX TRANSAMERICA SMALL COMPANY

------------------------------------------------------------------------------
 Description                                       Shares          Value
------------------------------------------------------------------------------
COMMON STOCK (86.5%)
Basic Materials (4.5%)
----------------------
 Chemicals
 Symyx Technologies, Inc. *                            17,500 $       488,250
                                                              ---------------

Consumer, Cyclical (7.1%)
-------------------------
 Advertising (4.3%)
 Lamar Advertising Company *                           12,000         463,800
                                                              ---------------

 Entertainment (2.8%)
 Speedway Motorsports, Inc. *                          11,700         306,540
                                                              ---------------

Consumer, Non-Cyclical (14.7%)
------------------------------
 Consumer Services (13.0%)
 C.H. Robinson Worldwide, Inc.                         18,000         487,080
 Expeditors International of Washington, Inc.           5,000         250,150
 On Assignment, Inc. *                                 16,000         273,760
 Robert Half International, Inc. *                     14,000         389,200
                                                              ---------------
                                                                    1,400,190
                                                              ---------------
 Food - Other (1.7%)
 Dreyer's Grand Ice Cream, Inc.                         7,000         180,110
                                                              ---------------

Energy (4.3%)
-------------
 Oil Drilling
 EOG Resources, Inc.                                   10,000         463,900
                                                              ---------------

Financial (5.4%)
----------------
 Diversified
 Moody's Corp.                                         18,500         580,900
                                                              ---------------

Industrial (7.2%)
-----------------
 Electronic Components and Equipment (3.0%)
 Sawtek, Inc. *                                        13,000         319,800
                                                              ---------------

 Trucking (4.2%)
 Forward Air Corp. *                                   13,000         451,100
                                                              ---------------

Technology (41.0%)
------------------
 Advanced Medical Devices (5.6%)
 Techne Corp. *                                        19,000         609,900
                                                              ---------------

----------------------------------------------------------------------------------
 Description                                           Shares         Value
----------------------------------------------------------------------------------
 Biotechnology (4.6%)
 Diametrics Medical, Inc. *                               30,000 $        87,600
 ImClone Systems, Inc. *                                  10,000         404,600
                                                                 ----------------
                                                                         492,200
                                                                 ----------------
 Communications (6.1%)
 DigitalThink, Inc. *                                      7,000          59,990
 Global Payments, Inc.                                    15,000         317,250
 NetRatings, Inc. *                                       22,000         277,420
                                                                 ----------------
                                                                         654,660
                                                                 ----------------
 Computers (7.7%)
 Palm, Inc. *                                             27,000         216,270
 VeriSign, Inc. *                                         12,000         615,360
                                                                 ----------------
                                                                         831,630
                                                                 ----------------
 Industrial (11.8%)
 Cymer, Inc. *                                            13,000         427,050
 Lydall, Inc. *                                           37,000         447,330
 Millipore Corp.                                           7,000         401,450
                                                                 ----------------
                                                                       1,275,830
                                                                 ----------------

 Semiconductors (4.8%)
 QLogic Corp. *                                           12,000         514,680
                                                                 ----------------

 Software (0.4%)
 Tumbleweed Communications Corp. *                        18,000          40,500
                                                                 ----------------

Utilities (2.3%)
----------------
 Electric
 Montana Power Company *                                  20,000         249,200
                                                                 ----------------

Total Common Stock (cost $11,827,518)                                  9,323,190
                                                                 ----------------

----------------------------------------------------------------------------------
 Description                                         Principal        Value
----------------------------------------------------------------------------------
SHORT-TERM SECURITIES (13.7%)
Time Deposit
------------
 State Street Bank & Trust Eurodollar Time Deposit
   3.250% 5-1-2001 (cost $1,482,336)                $  1,482,336 $     1,482,336
                                                                 ----------------

Total Investments (100.2%) (cost $13,309,854)                         10,805,526
                                                                 ----------------

Liabilities In Excess of Other Assets (-0.2%)                            (26,079)
                                                                 ----------------
Net Assets (100.0%)                                              $    10,779,447
                                                                 ================

See notes to schedule of investments at page 119.
The notes to the financial statements are an integral part of these schedules.

IDEX Mutual Funds
Semi-Annual Report 2001

April 30, 2001

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

--------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS

 ADR, GDR, NYRS or ADS after the name of a security represents American
   Depository Receipts, Global Depository Receipts, New York Registered Shares or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian.

 144A after the name of a security represents a security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

@ Notional amount of forward foreign currency contracts and principal amount of foreign bonds are denominated in the indicated currency: A-Australian Dollar; B-British Pound; C-Canadian Dollar; D-Danish Krone; E-Euro; F-Swiss Franc; H-Hong Kong Dollar; J-Japanese Yen; W-South Korean Won.

+  Non-U.S. securities.

#  Friede Goldman Halter, Inc. is currently in default on interest payments.
*  Presently non-income producing.

** Ratings indicated are by Standard & Poor's/Moody's, respectively, and are unaudited; NR: not rated by this service.

^  Step Bond.

~  Warrants expiring 5-31-2009.

 See Note 1 in the Notes to Financial Statements for security valuation, futures, options, forward foreign currency contracts and other derivative transactions as well as other significant accounting policies.

 See Note 5 in the Notes to Financial Statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.

***   Repurchase Agreement Collateral Table
    ------------------------------------------------------------------------------------------------------
                                                                                         Market Value and
                                                                                         Accrued Interest
                               Principal Amount Description                               4-30-2001
    ------------------------------------------------------------------------------------------------------
    IDEX Gabelli Global Growth $  2,425,000     U. S. Treasury Notes 11.625%, 11-15-2004 $  3,079,750
    IDEX Salomon All Cap         22,695,000     U. S. Treasury Bonds 8.750%, 8-15-2020     30,468,038

The notes to the financial statements are an integral part of these schedules.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

Preface to the Financial Statements

Statement of Assets and Liabilities

This schedule is also known as the Balance Sheet. Its objective is to report the financial position (net worth) of your fund. Items listed are the major components of your fund's net assets. Net Assets are derived by subtracting liabilities from assets. Net Asset Value Per Share is Net Assets divided by the Shares of Beneficial Interest Outstanding of the fund. Items of particular interest are defined below.

Assets Articles of value the fund owns such as investments and receivables

Liabilities Obligations of the fund such as expenses and payables

Net Assets The result of Assets less Liabilities

Net Assets Consist Of Composition of Net Assets in terms of Capital, investments by shareholders and accumulated earnings and profits of the fund

Shares of Beneficial Interest Outstanding The number of shares owned by shareholders for each Share Class at the close of the period

Net Asset Value ("NAV") Per Share Net Assets attributable to a particular Class of Shares divided by the shares outstanding of that Class

Maximum Offering Price Per Share The NAV plus the maximum sales load, if any, attributable to the Share Class

Statement of Operations

This schedule is also known as the Income Statement. Its objective is to provide a financial summary of each fund's operations by listing the revenues generated during the period, expenses incurred during the period and the fund's profits and/or losses. Items of particular interest are defined below.

Investment Income Earnings on fund investments such as dividends and interest

Expenses Expenses incurred by the funds such as management fees

Net Investment Income or Loss The result of Investment Income less Expenses

Realized Gains or Losses Gains or Losses from the sale of investments

Unrealized Gains or Losses The difference between the current market value and the acquisition cost of securities currently held

IDEX Mutual Funds
Semi-Annual Report 2001

Statement of Changes in Net Assets

The objective of this statement is to summarize, in comparative form, the changes in net assets resulting from operations. For comparative purposes, the two most recent reporting periods are provided. Items of particular interest are defined below.

Operations Summarized information from the Statement of Operations

Distributions to Shareholders Capital Gains and Investment Income distributions paid to shareholders

Change in Net Assets resulting from Shares of Beneficial Interest The change in Net Assets due to share purchases, reinvestment of distributions and share redemptions in the fund

Undistributed Net Investment Income The amount of Net Investment Income that was not distributed to shareholders

Financial Highlights

The objective of this table is to present all critical financial data in terms of per share amounts. Beginning with the ending NAV from the prior period, carrying through all current period income, capital gains and distributions to arrive at the NAV at the end of the current period. Other specific detail represented within the schedule is defined below.

Total Return The performance over a one year period of an investment, assuming no sales load and reinvestment of any distributions

Expense Ratio The percentage of a fund's average net assets used to pay its expenses. These expenses are deducted from fund assets, not from shareholder accounts

Portfolio Turnover Ratio A measure of fund trading activity during the year. A turnover ratio of 100% would represent a fund whose average holding period for a security was one year. A higher percentage would represent a shorter holding period. Funds with high turnover ratios incur higher transaction costs and are more likely to realize and distribute net capital gains

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

April 30, 2001

                                                                                                            IDEX American
                                                                      IDEX AEGON         IDEX Alger            Century
        All numbers (except per share amounts) in thousands           Income Plus     Aggressive Growth    Income & Growth
        ---------------------------------------------------
Assets:
  Investment securities, at market value............................ $     82,312    $          254,339    $            895
  Cash..............................................................            -                    66                   -
  Receivables:
   Investment securities sold.......................................            -                   146                   1
   Shares of beneficial interest sold...............................          123                   205                  22
   Interest.........................................................        1,585                     -                   -
   Dividends........................................................            -                    71                   -
   Due from investment adviser......................................            -                     -                   2
  Forward foreign currency contracts................................            -                     -                   -
  Other.............................................................           17                    22                   -
                                                                     -------------   -------------------   ----------------
                                                                           84,037               254,849                 920
                                                                     -------------   -------------------   ----------------

Liabilities:
  Accounts payable:
   Investment securities purchased..................................            -                     -                   1
   Shares of beneficial interest redeemed...........................            -                    87                   -
  Accrued liabilities:
   Management and advisory fees.....................................           42                    44                   -
   Distribution fees................................................           41                   128                   -
   Transfer agent fees and expenses.................................            -                   177                   -
  Forward foreign currency contracts................................            -                     -                   -
  Other.............................................................           40                    85                   3
                                                                     -------------   -------------------   ----------------
                                                                              123                   521                   4
                                                                     -------------   -------------------   ----------------
Net Assets.......................................................... $     83,914    $          254,328    $            916
                                                                     =============   ===================   ================

Net Assets Consist Of:
  Shares of beneficial interest, unlimited shares authorized........       90,856               318,558                 837
  Undistributed net investment income (loss) or (distribution in
   excess of net investment income).................................          154                  (877)                  -
  Undistributed net realized gain (loss) from investments, futures/
   options contracts and foreign currency transactions..............       (2,103)              (52,477)                  -
  Net unrealized appreciation (depreciation) of investments, futures/options contracts and on translation of assets and
   liabilities in foreign currencies................................       (4,993)              (10,876)                 79
                                                                     -------------   -------------------   ----------------
Net Assets.......................................................... $     83,914    $          254,328    $            916
                                                                     -------------   -------------------   ----------------
  Investment securities, at cost.................................... $     87,309    $          265,220    $            815
                                                                     =============   ===================   ================

Shares Of Beneficial Interest Outstanding:
   Class A shares...................................................        5,479                 5,261                  21
   Class B shares...................................................        2,367                 3,805                  27
   Class C shares...................................................          361                   605                  22
   Class M shares...................................................          704                   989                  13

Net Asset Value Per Share:
   Class A shares................................................... $       9.42    $            24.23    $          11.16
   Class B shares................................................... $       9.42    $            23.47    $          11.16
   Class C shares................................................... $       9.42    $            23.47    $          11.16
   Class M shares................................................... $       9.42    $            23.60    $          11.16

Maximum Offering Price Per Share (1):
   Class A shares................................................... $       9.89    $            25.64    $          11.81
   Class M shares................................................... $       9.52    $            23.84    $          11.27


See notes to the Statements of Assets and Liabilities on page 128.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Semi-Annual Report 2001


IDEX American Century       IDEX Dean        IDEX Federated     IDEX Gabelli            IDEX GE
    International       Asset Allocation       Tax Exempt       Global Growth     International Equity


                 $917   $          34,067   $        24,753    $       58,761    $              15,131
                   34                  15               152               337                        5

                   21                  93                 -                 -                       29
                    8                  93                 -               230                       13
                    -                 140               379                 -                        -
                    1                  33                 -                68                       67
                    2                   1                 -                 -                       18
                    -                   -                 -                 -                        -
                    -                   6                 5                 1                        2
---------------------   -----------------   ----------------   ---------------   ----------------------
                  983              34,448            25,289            59,397                   15,265
---------------------   -----------------   ----------------   ---------------   ----------------------

                  120                   -                 -               714                        6
                    -                  10               105               569                        -

                    -                   -                13                11                        -
                    -                  20                11                35                        8
                    -                   3                 5                 -                        3
                    -                   -                 -                 4                        -
                    3                 395                22                26                       36
---------------------   -----------------   ----------------   ---------------   ----------------------
                  123                 428               156             1,359                       53
---------------------   -----------------   ----------------   ---------------   ----------------------
                 $860   $          34,020   $        25,133    $       58,038    $              15,212
=====================   =================   ================   ===============   ======================

                  833              31,568            25,701            60,649                   17,013

                    -                  66                25               108                       (4)

                  (4)                  23            (1,091)             (449)                    (741)

                   31               2,363               498            (2,270)                  (1,056)
---------------------   -----------------   ----------------   ---------------   ----------------------
                 $860   $          34,020   $        25,133    $       58,038    $              15,212
---------------------   -----------------   ----------------   ---------------   ----------------------
                 $887   $          31,784   $        24,255    $       61,032    $              16,185
=====================   =================   ================   ===============   ======================

                   16               1,027             1,610             1,881                      667
                   38               1,104               324             2,531                      560
                   13                 174               137             1,328                      113
                   16                 340               204               547                       91

               $10.35   $           12.86   $         11.05    $         9.25    $               10.75
               $10.35   $           12.85   $         11.04    $         9.22    $               10.51
               $10.35   $           12.85   $         11.04    $         9.22    $               10.51
               $10.35   $           12.86   $         11.05    $         9.23    $               10.55

               $10.95   $           13.61   $         11.60    $         9.79    $               11.38
               $10.45   $           12.99   $         11.16    $         9.32    $               10.66


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

[GRAPHIC]
Bar blend

STATEMENTS OF ASSETS AND LIABILITIES (unaudited) (continued)

April 30, 2001

                                                                        IDEX GE       IDEX Goldman     IDEX Great Companies
        All numbers (except per share amounts) in thousands           U.S. Equity     Sachs Growth         America/SM/
        ---------------------------------------------------
Assets:
  Investment securities, at market value............................ $     19,605    $      28,560    $              74,006
  Cash..............................................................           16               13                       21
  Receivables:
  Investment securities sold........................................          691                -                        -
   Shares of beneficial interest sold...............................           51               18                      705
   Interest.........................................................            -                -                        1
   Dividends........................................................           14               18                       48
   Due from investment adviser......................................           11               10                        -
  Forward foreign currency contracts................................            -                -                        -
  Other.............................................................            -                -                        -
                                                                     -------------   --------------   ----------------------
                                                                           20,388           28,619                   74,781
                                                                     -------------   --------------   ----------------------

Liabilities:
  Accounts payable:
   Investment securities purchased..................................          842                -                        -
   Shares of beneficial interest redeemed...........................            -                -                       13
  Accrued liabilities:
   Management and advisory fees.....................................            -                -                       12
   Distribution fees................................................           12               18                       41
   Transfer agent fees and expenses.................................            -                6                        -
  Forward foreign currency contracts................................            -                -                        -
  Other.............................................................           24               19                       37
                                                                     -------------   --------------   ----------------------
                                                                              878               43                      103
                                                                     -------------   --------------   ----------------------
Net Assets.......................................................... $     19,510    $      28,576    $              74,678
                                                                     =============   ==============   ======================

Net Assets Consist Of:
  Shares of beneficial interest, unlimited shares authorized........       19,990           31,415                   79,467
  Undistributed net investment income (loss) or (distribution in
   excess of net investment income).................................          (55)            (118)                    (116)
  Undistributed net realized gain (loss) from investments, futures/
   options and foreign currency transactions........................         (526)            (734)                      15
  Net unrealized appreciation (depreciation) of investments, futures/options and on translation of assets and liabilities in
   foreign currencies...............................................          101           (1,987)                  (4,688)
                                                                     -------------   --------------   ----------------------
Net Assets.......................................................... $     19,510    $      28,576    $              74,678
                                                                     -------------   --------------   ----------------------
  Investment securities, at cost.................................... $     19,504    $      30,548    $              78,695
                                                                     =============   ==============   ======================

Shares Of Beneficial Interest Outstanding:
   Class A shares...................................................          499              685                    3,305
   Class B shares...................................................        1,011            1,069                    3,023
   Class C shares...................................................          271              602                      905
   Class M shares...................................................          143              308                      622

Net Asset Value Per Share:
   Class A shares................................................... $      10.20    $       10.83    $                9.54
   Class B shares................................................... $      10.12    $       10.68    $                9.49
   Class C shares................................................... $      10.12    $       10.68    $                9.49
   Class M shares................................................... $      10.13    $       10.71    $                9.49

Maximum Offering Price Per Share (1):
   Class A shares................................................... $      10.79    $       11.46    $               10.10
   Class M shares................................................... $      10.23    $       10.82    $                9.59


See notes to the Statements of Assets and Liabilities on page 128.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Semi-Annual Report 2001

 IDEX Great Companies     IDEX Great Companies     IDEX Isabelle      IDEX Janus          IDEX Janus
      Global/2/              Technology/SM/       Small Cap Value      Balanced      Capital Appreciation


$               9,298    $              19,234    $          1,468   $   497,592    $             264,196
                    -                       87                   -             5                       51

                    -                        -                   -           406                    2,904
                    7                      151                  71           950                      277
                    -                        -                   -         3,208                        6
                   15                        1                   -           151                       47
                    9                       10                   2             -                        -
                    -                        -                   -             -                        -
                    -                        1                   -            19                       18
----------------------   ----------------------   ----------------   ------------   ----------------------
                9,329                   19,484               1,541       502,331                  267,499
----------------------   ----------------------   ----------------   ------------   ----------------------



                    -                        -                 303           615                    1,907
                    4                       20                   -           413                      113

                    -                        -                   -           391                      194
                    5                       10                   -           324                      147
                    1                        -                   -            86                      259
                    -                        -                   -            18                        -
                   22                       24                   3            80                       85
----------------------   ----------------------   ----------------   ------------   ----------------------
                   32                       54                 306         1,927                    2,705
----------------------   ----------------------   ----------------   ------------   ----------------------
$               9,297    $              19,430    $          1,235   $   500,404    $             264,794
======================   ======================   ================   ============   ======================


               10,722                   27,714               1,184       508,371                  485,662

                  (17)                     (84)                  -           833                   (2,938)

                  (55)                  (1,237)                  -       (12,890)                (130,242)


               (1,353)                  (6,963)                 51         4,090                  (87,688)
----------------------   ----------------------   ----------------   ------------   ----------------------
$               9,297    $              19,430    $          1,235   $   500,404    $             264,794
----------------------   ----------------------   ----------------   ------------   ----------------------
$              10,651    $              26,197    $          1,417   $   493,488    $             351,889
======================   ======================   ================   ============   ======================


                  584                    1,752                  30         7,209                    5,042
                  340                    1,366                  45        13,504                    6,133
                  136                      424                  21         2,625                    1,277
                  115                      273                  20         3,767                    1,581


$                7.92    $                5.11    $          10.53   $     18.47    $               19.25
$                7.89    $                5.07    $          10.53   $     18.46    $               18.64
$                7.89    $                5.07    $          10.52   $     18.46    $               18.64
$                7.89    $                5.08    $          10.52   $     18.47    $               18.73


$                8.38    $                5.41    $          11.14   $     19.54    $               20.37
$                7.97    $                5.13    $          10.63   $     18.66    $               18.92


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

                                                                        IDEX Janus        IDEX Janus     IDEX Janus
        All numbers (except per share amounts) in thousands           Flexible Income       Global         Growth
        ---------------------------------------------------
Assets:
  Investment securities, at market value............................ $         67,783    $ 1,294,951    $ 2,783,694
  Cash..............................................................              956            118              -
  Receivables:
   Investment securities sold.......................................            1,412          3,503          5,063
   Shares of beneficial interest sold...............................              229            330          1,844
   Interest.........................................................              998             42              -
   Dividends........................................................                -          2,223            155
   Due from investment adviser......................................                -              -              -
  Forward foreign currency contracts................................                2         13,964              -
  Other.............................................................                5            118            337
                                                                     -----------------   ------------   ------------
                                                                               71,385      1,315,249      2,791,093
                                                                     -----------------   ------------   ------------

Liabilities:
  Accounts payable:
   Investment securities purchased..................................            1,733          3,481         11,487
   Shares of beneficial interest redeemed...........................               16            613            657
  Accrued liabilities:
   Management and advisory fees.....................................               50            270            307
   Distribution fees................................................               44            726            888
   Transfer agent fees and expenses.................................                3            537            501
  Forward foreign currency contracts................................                6          4,606              -
  Other.............................................................               21            571            875
                                                                     -----------------   ------------   ------------
                                                                                1,873         10,804         14,715
                                                                     -----------------   ------------   ------------
Net Assets.......................................................... $         69,512    $ 1,304,445    $ 2,776,378
                                                                     =================   ============   ============

Net Assets Consist Of:
  Shares of beneficial interest, unlimited shares authorized........           69,389      1,359,662      2,781,220
  Undistributed net investment income (loss) or (distribution in
   excess of net investment income).................................              117        (15,649)       (11,797)
  Undistributed net realized gain (loss) from investments, futures/
   options contracts and foreign currency transactions..............             (111)       (41,633)      (150,952)
  Net unrealized appreciation (depreciation) of investments, futures/options contracts and on translation of assets and
   liabilities in foreign currencies................................              117          2,065        157,907
                                                                     -----------------   ------------   ------------
Net Assets.......................................................... $         69,512    $ 1,304,445    $ 2,776,378
                                                                     -----------------   ------------   ------------
  Investment securities, at cost.................................... $         67,664    $ 1,302,224    $ 2,625,793
                                                                     =================   ============   ============

Shares Of Beneficial Interest Outstanding:
   Class A shares...................................................            2,418         17,781         41,390
   Class B shares...................................................            2,623         15,599         20,114
   Class C shares...................................................            1,081          2,761          3,129
   Class M shares...................................................            1,173          7,596          6,901
   Class T shares...................................................                -              -         28,336

Net Asset Value Per Share:
   Class A shares................................................... $           9.53    $     30.46    $     27.97
   Class B shares................................................... $           9.53    $     29.39    $     26.70
   Class C shares................................................... $           9.53    $     29.39    $     26.70
   Class M shares................................................... $           9.53    $     29.38    $     26.89
   Class T shares................................................... $              -    $         -    $     28.67

Maximum Offering Price Per Share (1):
   Class A shares................................................... $          10.01    $     32.23    $     29.60
   Class M shares................................................... $           9.63    $     29.68    $     27.16
   Class T shares................................................... $              -    $         -    $     31.33


See notes to the Statements of Assets and Liabilities on page 128.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Semi-Annual Report 2001

  IDEX Janus         IDEX Jennison              IDEX LKCM            IDEX Munder      IDEX NWQ
Growth & Income    Equity Opportunity     Strategic Total Return        Net50       Value Equity


        $12,665    $           25,365    $                69,036    $      1,727    $      35,979
             12                    38                          -               -               32

              1                    96                          -              10                -
             96                   475                         35              21               63
             13                     -                        387               -                -
              3                     9                         61               -               29
             26                    17                          -              38                -
              -                     -                          -               -                -
              -                     2                          9               -                2
---------------   --------------------   ------------------------   -------------   -------------
         12,816                26,002                     69,528           1,796           36,105
---------------   --------------------   ------------------------   -------------   -------------

            531                   906                          -              97                -
              -                     8                          5               -              200

              -                     -                         25               -                -
              8                    13                         34               1               21
              9                     -                         12              11                -
              2                     -                          -               -                -
              6                    13                         67              12               28
---------------   --------------------   ------------------------   -------------   -------------
            556                   940                        143             121              249
---------------   --------------------   ------------------------   -------------   -------------
        $12,260   $            25,062    $                69,385    $      1,675    $      35,856
===============   ====================   ========================   =============   =============

         12,370                26,265                     64,354           2,245           31,466

              9                   (34)                       102              (5)              28

          (149)                (2,940)                      (569)           (199)             530

             30                 1,771                      5,498            (366)           3,832
---------------   --------------------   ------------------------   -------------   -------------
        $12,260   $            25,062    $                69,385    $      1,675    $      35,856
---------------   --------------------   ------------------------   -------------   -------------
        $12,634   $            23,595    $                63,540    $      2,093    $      32,147
===============   ====================   ========================   =============   =============

            241                   936                      2,450              72              856
            698                 1,368                      1,245             134            1,328
            200                   277                        173              16              145
            132                   293                        387              16              248
              -                     -                          -               -                -

          $9.66   $              8.89    $                 16.31    $       7.03    $       14.14
          $9.64   $              8.63    $                 16.30    $       7.01    $       13.79
          $9.64   $              8.63    $                 16.30    $       7.01    $       13.79
          $9.64   $              8.67    $                 16.30    $       7.01    $       13.84
             $-   $                 -    $                     -    $          -    $           -

         $10.22   $              9.41    $                 17.26    $       7.44    $       14.96
          $9.74   $              8.76    $                 16.46    $       7.08    $       13.98
             $-   $                 -    $                     -    $          -    $           -


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

April 30, 2001

                                                                      IDEX Pilgrim Baxter     IDEX Pilgrim Baxter
        All numbers (except per share amounts) in thousands             Mid Cap Growth            Technology
        ---------------------------------------------------
Assets:
  Investment securities, at market value............................ $            113,073    $             50,911
  Cash..............................................................                   22                      24
  Receivables:
   Investment securities sold.......................................                  514                      34
   Shares of beneficial interest sold...............................                  181                     218
   Interest.........................................................                    2                       -
   Dividends........................................................                    5                       -
   Due from investment adviser......................................                   21                      11
  Forward foreign currency contracts................................                    -                       -
  Other.............................................................                    4                       2
                                                                     ---------------------   ---------------------
                                                                                  113,822                  51,200
                                                                     ---------------------   ---------------------

Liabilities:
  Accounts payable:
   Investment securities purchased..................................               14,252                     741
   Shares of beneficial interest redeemed...........................                   18                      17
  Accrued liabilities:
   Management and advisory fees.....................................                    -                       -
   Distribution fees................................................                   56                      28
   Transfer agent fees and expenses.................................                   85                      18
  Forward foreign currency contracts................................                    -                       -
  Other.............................................................                   43                      31
                                                                     ---------------------   ---------------------
                                                                                   14,454                     835
                                                                     ---------------------   ---------------------
Net Assets.......................................................... $             99,368    $             50,365
                                                                     =====================   =====================

Net Assets Consist Of:
  Shares of beneficial interest, unlimited shares authorized........              175,907                 122,245
  Undistributed net investment income (loss) or (distribution in
   excess of net investment income).................................                 (626)                   (403)
  Undistributed net realized gain (loss) from investments, futures/
   options contracts and foreign currency transactions..............              (74,759)                (55,623)
  Net unrealized appreciation (depreciation) of investments, futures/options contracts and on translation of assets and
   liabilities in foreign currencies................................               (1,154)                (15,854)
                                                                     ---------------------   ---------------------
Net Assets.......................................................... $             99,368    $             50,365
                                                                     ---------------------   ---------------------
  Investment securities, at cost.................................... $            114,226    $             66,765
                                                                     =====================   =====================

Shares Of Beneficial Interest Outstanding:
   Class A shares...................................................                2,654                   5,351
   Class B shares...................................................                3,840                   8,346
   Class C shares...................................................                  979                   2,057
   Class M shares...................................................                  691                   1,467

Net Asset Value Per Share:
   Class A shares................................................... $              12.28    $               2.96
   Class B shares................................................... $              12.11    $               2.91
   Class C shares................................................... $              12.11    $               2.91
   Class M shares................................................... $              12.14    $               2.92

Maximum Offering Price Per Share (1):
   Class A shares................................................... $              12.99    $               3.13
   Class M shares................................................... $              12.26    $               2.95

                                                                     IDEX Salomon
        All numbers (except per share amounts) in thousands             All Cap
        ---------------------------------------------------
Assets:
  Investment securities, at market value............................ $         257
  Cash..............................................................           236
  Receivables:
   Investment securities sold.......................................           977
   Shares of beneficial interest sold...............................         3,219
   Interest.........................................................            22
   Dividends........................................................           198
   Due from investment adviser......................................             -
  Forward foreign currency contracts................................             -
  Other.............................................................             1
                                                                     -------------
                                                                           261,770
                                                                     -------------

Liabilities:
  Accounts payable:
   Investment securities purchased..................................         1,567
   Shares of beneficial interest redeemed...........................           111
  Accrued liabilities:
   Management and advisory fees.....................................           152
   Distribution fees................................................           156
   Transfer agent fees and expenses.................................             -
  Forward foreign currency contracts................................             -
  Other.............................................................            65
                                                                     -------------
                                                                             2,051
                                                                     -------------
Net Assets.......................................................... $     259,719
                                                                     =============

Net Assets Consist Of:
  Shares of beneficial interest, unlimited shares authorized........       248,829
  Undistributed net investment income (loss) or (distribution in
   excess of net investment income).................................            11
  Undistributed net realized gain (loss) from investments, futures/
   options contracts and foreign currency transactions..............         2,905
  Net unrealized appreciation (depreciation) of investments, futures/options contracts and on translation of assets and
   liabilities in foreign currencies................................         7,974
                                                                     -------------
Net Assets.......................................................... $     259,719
                                                                     -------------
  Investment securities, at cost.................................... $     249,143
                                                                     =============

Shares Of Beneficial Interest Outstanding:
   Class A shares...................................................         4,181
   Class B shares...................................................         7,932
   Class C shares...................................................         2,389
   Class M shares...................................................         2,448

Net Asset Value Per Share:
   Class A shares................................................... $       15.47
   Class B shares................................................... $       15.27
   Class C shares................................................... $       15.27
   Class M shares................................................... $       15.30

Maximum Offering Price Per Share (1):
   Class A shares................................................... $       16.37
   Class M shares................................................... $       15.45


(1) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Class B and Class C shares represents offering price. The redemption price for Class B and Class M shares equals net asset value less any applicable contingent deferred sales charges.

The notes to the financial statements are an integral part of these statements.

 IDEX T. Rowe Price     IDEX T. Rowe Price     IDEX Transamerica     IDEX Transamerica
  Dividend Growth           Small Cap               Equity             Small Company


 $           28,281     $           20,772    $            9,166     $          10,806
                 31                      7                    62                     3

                 18                      -                     -                    19
                 76                     46                     2                    28
                  -                      -                     -                     -
                 23                      1                     1                     -
                  6                     19                    13                    13
                  -                      -                     -                     -
                  -                      -                     -                     -
--------------------   --------------------   -------------------   -------------------
             28,435                 20,845                 9,244                10,869
--------------------   --------------------   -------------------   -------------------



                349                     92                    22                    68
                 10                      -                     -                     -

                  -                      -                     -                     -
                 17                     12                     5                     6
                  3                      3                     1                     1
                  -                      -                     -                     -
                 17                     20                    16                    15
--------------------   --------------------   -------------------   -------------------
                396                    137                    44                    90
--------------------   --------------------   -------------------   -------------------
$            28,039    $            20,708    $            9,200    $           10,779
====================   ====================   ===================   ===================


             27,216                 23,809                11,118                17,412

                (14)                  (161)                  (68)                  (80)

               (632)                  (823)                 (914)               (4,048)


              1,469                 (2,117)                 (936)               (2,505)
--------------------   --------------------   -------------------   -------------------
$            28,039    $            20,708    $            9,200    $           10,779
--------------------   --------------------   -------------------   -------------------
$            26,812    $            22,888     $           10,101   $           13,310
====================   ====================   ===================   ===================


                723                    692                   409                   763
              1,332                    801                   424                   785
                317                    156                   194                   300
                286                    207                   110                   270


$             10.57    $             11.25    $             8.14    $             5.12
$             10.55    $             11.10    $             8.07    $             5.07
$             10.55    $             11.10    $             8.07    $             5.07
$             10.55    $             11.22    $             8.08    $             5.08


$             11.19    $             11.90    $             8.61    $             5.42
$             10.66    $             11.33    $             8.16    $             5.13


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

STATEMENTS OF OPERATIONS (unaudited)

For the six months or period ended April 30, 2001

                                                                                                              IDEX American
                                                                     IDEX AEGON         IDEX Alger               Century
                     All numbers in thousands                        Income Plus     Aggressive Growth     Income & Growth (1)
                     ------------------------
Investment Income:
  Interest......................................................... $      3,294    $              858     $                 -
  Dividends........................................................          123                   749                       1
   Less withholding taxes on foreign dividends.....................            -                   (10)                      -
                                                                    -------------   -------------------   ---------------------
                                                                           3,417                 1,597                       1
                                                                    -------------   -------------------   ---------------------
Expenses:
  Management and advisory fees.....................................          224                 1,058                       -
  Transfer agent fees and expenses.................................           57                   619                       1
  Custody and accounting fees and expenses.........................           19                    34                       -
  Registration fees................................................           25                    44                       2
  Trustees fees and expenses.......................................            3                     7                       -
  Audit fees and expenses..........................................            5                    17                       -
  Other............................................................            9                   119                       -

  Distribution and service fees:
   Class A.........................................................           89                   225                       -
   Class B.........................................................           82                   476                       -
   Class C.........................................................           10                    72                       -
   Class M.........................................................           24                   118                       -
                                                                    -------------   -------------------   ---------------------
  Gross Expenses...................................................          547                 2,789                       3

  Less fee waivers and reimbursements by the investment adviser....            -                  (327)                     (2)
                                                                    -------------   -------------------   ---------------------
  Net Expenses.....................................................          547                 2,462                       1
                                                                    -------------   -------------------   ---------------------

Net Investment Income (Loss).......................................        2,870                  (865)                      -
                                                                    -------------   -------------------   ---------------------

Realized Gain (Loss) on Investments, Futures/Options Contracts
 and Foreign Currency Transactions:
  Net realized gain (loss) during the period on:
   Investments.....................................................         (120)              (48,961)                      -
   Futures/options contracts.......................................            -                     -                       -
   Foreign currency transactions...................................            -                     -                       -
                                                                    -------------   -------------------   ---------------------
                                                                            (120)              (48,961)                      -
                                                                    -------------   -------------------   ---------------------

Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
  Net unrealized appreciation (depreciation) during the period on:
   Investments.....................................................        1,206               (24,721)                     79
   Futures/options contracts.......................................            -                     -                       -
   Translation of assets and liabilities denominated in foreign
    currency.......................................................            -                     -                       -
                                                                    -------------   -------------------   ---------------------
                                                                           1,206               (24,721)                     79
                                                                    -------------   -------------------   ---------------------
Net Gain (Loss) on Investments, Futures/Options Contracts and
 Foreign Currency Transactions.....................................        1,086               (73,682)                     79
                                                                    -------------   -------------------   ---------------------

Net Increase (Decrease) in Net Assets Resulting from
 Operations........................................................  $      3,956   $          (74,547)   $                 79
                                                                    =============   ===================   =====================



See notes to the Statements of Operations on page 136.

The notes to the financial statements are an integral part of these statements.

   IDEX American
      Century             IDEX Dean         IDEX Federated     IDEX Gabelli            IDEX GE
 International (1)     Asset Allocation       Tax Exempt       Global Growth     International Equity


$                -    $             305    $           648     $          514    $                  18
                 1                  224                  -               154                      132
                 -                    -                  -               (12)                     (15)
-------------------   ------------------   ----------------   ---------------   ----------------------
                 1                  529                648               656                      135
-------------------   ------------------   ----------------   ---------------   ----------------------

                 1                  107                 73               216                       56
                 1                   36                  8                58                       27
                 -                   18                 21                24                       35
                 2                   22                 23                29                       28
                 -                    1                  1                 1                        -
                 -                    6                  4                 7                        9
                 -                    7                  3                16                        5


                 -                   19                 31                21                       12
                 -                   55                 14                82                       26
                 -                    6                 10                52                        5
                 -                   17                  6                19                        4
-------------------   ------------------   ----------------   ---------------   ----------------------
                 4                  294                194               525                      207

                (3)                 (37)                (5)              (49)                     (75)
-------------------   ------------------   ----------------   ---------------   ----------------------
                 1                  257                189               476                      132
-------------------   ------------------   ----------------   ---------------   ----------------------

                 -                  272                459               180                        3
-------------------   ------------------   ----------------   ---------------   ----------------------




                (2)                (315)                63              (466)                    (452)
                 -                  339                  -                 -                        -
                (2)                   -                  -                20                       (6)
-------------------   ------------------   ----------------   ---------------   ----------------------
                (4)                  24                 63              (446)                    (458)
-------------------   ------------------   ----------------   ---------------   ----------------------




                31                1,539                190            (2,420)                    (429)
                 -                   40                  -                 -                        -

                 -                    -                  -                (2)                       1
-------------------   ------------------   ----------------   ---------------   ----------------------
                31                1,579                190            (2,422)                    (428)
-------------------   ------------------   ----------------   ---------------   ----------------------

                27                1,603                253            (2,868)                    (886)
-------------------   ------------------   ----------------   ---------------   ----------------------


$               27    $           1,875    $           712    $       (2,688)   $                (883)
===================   ==================   ================   ===============   ======================


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For the six months or period ended April 30, 2001

                                                                       IDEX GE       IDEX Goldman     IDEX Great Companies
                     All numbers in thousands                        U.S. Equity     Sachs Growth         America/SM/
                     ------------------------
Investment Income:
  Interest......................................................... $         10    $          20    $                 146
  Dividends........................................................           80              123                      233
   Less withholding taxes on foreign dividends.....................            -                -                        -
                                                                    -------------   --------------   ----------------------
                                                                              90              143                      379
                                                                    -------------   --------------   ----------------------
Expenses:
  Management and advisory fees.....................................           58              103                      208
  Transfer agent fees and expenses.................................           26               38                       83
  Custody and accounting fees and expenses.........................           43               28                       18
  Registration fees................................................           27               28                       41
  Trustees fees and expenses.......................................            -                -                        1
  Audit fees and expenses..........................................            3                6                        6
  Other............................................................            4                8                       15

  Distribution and service fees:
   Class A.........................................................            7               12                       41
   Class B.........................................................           34               48                       90
   Class C.........................................................           12               31                       30
   Class M.........................................................            5               15                       19
                                                                    -------------   --------------   ----------------------
  Gross Expenses...................................................          219              317                      552

  Less fee waivers and reimbursements by the investment adviser....          (74)             (56)                     (57)
                                                                    -------------   --------------   ----------------------
  Net Expenses.....................................................          145              261                      495
                                                                    -------------   --------------   ----------------------

Net Investment Income (Loss).......................................          (55)            (118)                    (116)
                                                                    -------------   --------------   ----------------------

Realized Gain (Loss) on Investments, Futures/Options Contracts
 and Foreign Currency Transactions:
  Net realized gain (loss) during the period on:
   Investments.....................................................         (433)            (626)                      35
   Futures/options contracts.......................................          (31)               -                        -
   Foreign currency transactions...................................            -                -                        -
                                                                    -------------   --------------   ----------------------
                                                                            (464)            (626)                      35
                                                                    -------------   --------------   ----------------------

Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
  Net unrealized appreciation (depreciation) during the period on:
   Investments.....................................................         (107)          (2,779)                  (5,878)
   Futures/options contracts.......................................            -                -                        -
   Translation of assets and liabilities denominated in foreign
    currency.......................................................            -                -                        -
                                                                    -------------   --------------   ----------------------
                                                                            (107)          (2,779)                  (5,878)
                                                                    -------------   --------------   ----------------------
Net Gain (Loss) on Investments, Futures/Options Contracts and
 Foreign Currency Transactions.....................................         (571)          (3,405)                  (5,843)
                                                                    -------------   --------------   ----------------------

Net Increase (Decrease) in Net Assets Resulting from
 Operations........................................................ $       (626)   $      (3,523)   $              (5,959)
                                                                    =============   ==============   ======================


See notes to the Statements of Operations on page 136.

The notes to the financial statements are an integral part of these statements.

 IDEX Great Companies     IDEX Great Companies        IDEX Isabelle        IDEX Janus          IDEX Janus
      Global/2/              Technology/SM/        Small Cap Value (1)      Balanced      Capital Appreciation


$                  13    $                  50    $                  1    $     7,720    $                 554
                   35                       10                       -          1,224                      137
                   (2)                       -                       -             (5)                       -
----------------------   ----------------------   ---------------------   ------------   ----------------------
                   46                       60                       1          8,939                      691
----------------------   ----------------------   ---------------------   ------------   ----------------------

                   27                       61                       -          2,372                    1,612
                   12                       45                       1            399                      646
                   28                       17                       -             53                       44
                   30                       27                       2             43                       45
                    -                        -                       -             12                        8
                    7                        6                       -              9                       12
                    6                        7                       -            128                      129

                    6                       13                       -            228                      215
                    8                       26                       -          1,182                      691
                    4                        9                       -            229                      151
                    4                        4                       -            308                      166
----------------------   ----------------------   ---------------------   ------------   ----------------------
                  132                      215                       3          4,963                    3,719

                  (69)                     (71)                     (2)             -                     (100)
----------------------   ----------------------   ---------------------   ------------   ----------------------
                   63                      144                       1          4,963                    3,619
----------------------   ----------------------   ---------------------   ------------   ----------------------

                  (17)                     (84)                      -          3,976                   (2,928)
----------------------   ----------------------   ---------------------   ------------   ----------------------

                  (37)                  (1,031)                      -        (12,845)                (100,442)
                    -                        -                       -              -                        -
                    -                        -                       -             52                        -
----------------------   ----------------------   ---------------------   ------------   ----------------------
                  (37)                  (1,031)                      -        (12,793)                (100,442)
----------------------   ----------------------   ---------------------   ------------   ----------------------

               (1,378)                  (5,605)                     51        (13,186)                 (83,019)
                    -                        -                       -              -                        -

                    -                        -                       -            (23)                       -
----------------------   ----------------------   ---------------------   ------------   ----------------------
               (1,378)                  (5,605)                     51        (13,209)                 (83,019)
----------------------   ----------------------   ---------------------   ------------   ----------------------

               (1,415)                  (6,636)                     51        (26,002)                (183,461)
----------------------   ----------------------   ---------------------   ------------   ----------------------

$              (1,432)   $              (6,720)   $                 51    $   (22,026)   $            (186,389)
======================   ======================   =====================   ============   ======================


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For the six months or period ended April 30, 2001

                                                                       IDEX Janus       IDEX Janus     IDEX Janus
                     All numbers in thousands                        Flexible Income      Global         Growth
                     ------------------------
Investment Income:
  Interest......................................................... $          1,974    $    4,876    $      8,244
  Dividends........................................................                6         4,984           4,175
   Less withholding taxes on foreign dividends.....................                -          (290)           (245)
                                                                    -----------------   -----------   -------------
                                                                               1,980         9,570          12,174
                                                                    -----------------   -----------   -------------
Expenses:
  Management and advisory fees.....................................              252         6,841          13,521
  Transfer agent fees and expenses.................................               41         1,449           2,596
  Custody and accounting fees and expenses.........................               27           416             208
  Registration fees................................................               29            40             152
  Trustees fees and expenses.......................................                2            39               3
  Audit fees and expenses..........................................                4            17               1
  Other............................................................                9           273             523

  Distribution and service fees:
   Class A.........................................................               37         1,064           2,285
   Class B.........................................................               92         2,536           2,982
   Class C.........................................................               47           464             472
   Class M.........................................................               38         1,129             964
                                                                    -----------------   -----------   -------------
  Gross Expenses...................................................              578        14,268          23,707

  Less fee waivers and reimbursements by the investment adviser....                -             -               -
                                                                    -----------------   -----------   -------------
  Net Expenses.....................................................              578        14,268          23,707
                                                                    -----------------   -----------   -------------

Net Investment Income (Loss).......................................            1,402        (4,698)        (11,533)
                                                                    -----------------   -----------   -------------

Realized Gain (Loss) on Investments, Futures/Options Contracts
 and Foreign Currency Transactions:
  Net realized gain (loss) during the period on:
   Investments.....................................................              925       (39,874)       (147,881)
   Futures/options contracts.......................................                -             -               -
   Foreign currency transactions...................................                3        11,522             (27)
                                                                    -----------------   -----------   -------------
                                                                                 928       (28,352)       (147,908)
                                                                    -----------------   -----------   -------------

Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
  Net unrealized appreciation (depreciation) during the period on:
   Investments.....................................................              322      (301,771)     (1,113,067)
   Futures/options contracts.......................................                -             -               -
   Translation of assets and liabilities denominated in foreign
    currency.......................................................               (9)         (110)              -
                                                                    -----------------   -----------   -------------
                                                                                 313      (301,881)     (1,113,067)
                                                                    -----------------   -----------   -------------
Net Gain (Loss) on Investments, Futures/Options Contracts and
 Foreign Currency Transactions.....................................            1,241      (330,233)     (1,260,975)
                                                                    -----------------   -----------   -------------

Net Increase (Decrease) in Net Assets Resulting from
 Operations........................................................ $          2,643    $ (334,631)   $ (1,272,500)
                                                                    =================   ===========   =============


See notes to the Statements of Operations on page 136.

The notes to the financial statements are an integral part of these statements.

     IDEX Janus            IDEX Jennison              IDEX LKCM           IDEX Munder       IDEX NWQ
 Growth & Income (2)     Equity Opportunity    Strategic Total Return      Net50 (2)      Value Equity


                 $53                    $25                      $798              $7              $59
                  14                     52                       339               -              243
                   -                      -                        (1)              -                -
---------------------   --------------------   -----------------------   -------------   --------------
                  67                     77                     1,136               7              302
---------------------   --------------------   -----------------------   -------------   --------------

                  25                     45                       271               5              112
                  16                     31                        98              15               43
                  15                     19                        21              14               19
                  47                     32                        28              47               28
                   -                      -                         2               -                -
                   2                      7                         6               2                7
                   4                     23                        19               5                8


                   2                      8                        69               1               17
                  12                     24                        96               3               68
                   4                      3                        13               -                8
                   3                      5                        29               -               13
---------------------   --------------------   -----------------------   -------------   --------------
                 130                    197                       652              92              323

                 (72)                   (87)                      (34)            (80)             (47)
---------------------   --------------------   -----------------------   -------------   --------------
                  58                    110                       618              12              276
---------------------   --------------------   -----------------------   -------------   --------------

                   9                    (33)                      518              (5)              26
---------------------   --------------------   -----------------------   -------------   --------------




                (149)                (2,281)                     (613)           (199)             793
                   -                      -                         -               -                -
                   -                      -                         -               -                -
---------------------   --------------------   -----------------------   -------------   --------------
                (149)                (2,281)                     (613)           (199)             793
---------------------   --------------------   -----------------------   -------------   --------------



                  30                  3,094                    (2,035)           (366)           1,808
                   -                      -                         -               -                -

                   -                      -                         -               -                -
---------------------   --------------------   -----------------------   -------------   --------------
                  30                  3,094                    (2,035)           (366)           1,808
---------------------   --------------------   -----------------------   -------------   --------------

                (119)                   813                    (2,648)           (565)           2,601
---------------------   --------------------   -----------------------   -------------   --------------

$               (110)   $               780                   $(2,130)   $       (570)   $       2,627
=====================   ====================   =======================   =============   ==============


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For the six months or period ended April 30, 2001

                                                                     IDEX Pilgrim Baxter     IDEX Pilgrim Baxter
                     All numbers in thousands                          Mid Cap Growth            Technology
                     ------------------------
Investment Income:
  Interest......................................................... $                480    $                200
  Dividends........................................................                   28                      25
   Less withholding taxes on foreign dividends.....................                   (1)                     (2)
                                                                    ---------------------   ---------------------
                                                                                     507                     223
                                                                    ---------------------   ---------------------
Expenses:
  Management and advisory fees.....................................                  463                     295
  Transfer agent fees and expenses.................................                  306                     207
  Custody and accounting fees and expenses.........................                   25                      25
  Registration fees................................................                   43                      23
  Trustees fees and expenses.......................................                    2                       1
  Audit fees and expenses..........................................                    9                       3
  Other............................................................                   59                      36

  Distribution and service fees:
   Class A.........................................................                   66                      31
   Class B.........................................................                  266                     139
   Class C.........................................................                   68                      38
   Class M.........................................................                   49                      26
                                                                    ---------------------   ---------------------
  Gross Expenses...................................................                1,356                     824

  Less fee waivers and reimbursements by the investment adviser....                 (224)                   (199)
                                                                    ---------------------   ---------------------
  Net Expenses.....................................................                1,132                     625
                                                                    ---------------------   ---------------------

Net Investment Income (Loss).......................................                 (625)                   (402)
                                                                    ---------------------   ---------------------

Realized Gain (Loss) on Investments, Futures/Options Contracts
 and Foreign Currency Transactions:
  Net realized gain (loss) during the period on:
   Investments.....................................................              (71,843)                (48,518)
   Futures/options contracts.......................................                    -                       -
   Foreign currency transactions...................................                    -                       -
                                                                    ---------------------   ---------------------
                                                                                 (71,843)                (48,518)
                                                                    ---------------------   ---------------------

Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
  Net unrealized appreciation (depreciation) during the period on:
   Investments.....................................................                3,871                  (6,146)
   Futures/options contracts.......................................                    -                       -
   Translation of assets and liabilities denominated in foreign
    currency.......................................................                    -                       -
                                                                    ---------------------   ---------------------
                                                                                   3,871                  (6,146)
                                                                    ---------------------   ---------------------

Net Gain (Loss) on Investments, Futures/Options Contracts and
 Foreign Currency Transactions.....................................              (67,972)                (54,664)
                                                                    ---------------------   ---------------------

Net Increase (Decrease) in Net Assets Resulting from
 Operations........................................................ $            (68,597)   $            (55,066)
                                                                    =====================   =====================

                                                                     IDEX Salomon
                     All numbers in thousands                          All Cap
                     ------------------------
Investment Income:
  Interest......................................................... $         872
  Dividends........................................................           826
   Less withholding taxes on foreign dividends.....................            (8)
                                                                    --------------
                                                                            1,690
                                                                    --------------
Expenses:
  Management and advisory fees.....................................           627
  Transfer agent fees and expenses.................................           184
  Custody and accounting fees and expenses.........................            65
  Registration fees................................................            48
  Trustees fees and expenses.......................................             3
  Audit fees and expenses..........................................             6
  Other............................................................           118

  Distribution and service fees:
   Class A.........................................................            72
   Class B.........................................................           353
   Class C.........................................................           110
   Class M.........................................................           105
                                                                    --------------
  Gross Expenses...................................................         1,691

  Less fee waivers and reimbursements by the investment adviser....            (4)
                                                                    --------------
  Net Expenses.....................................................         1,687
                                                                    --------------

Net Investment Income (Loss).......................................             3
                                                                    --------------

Realized Gain (Loss) on Investments, Futures/Options Contracts
 and Foreign Currency Transactions:
  Net realized gain (loss) during the period on:
   Investments.....................................................         3,780
   Futures/options contracts.......................................          (781)
   Foreign currency transactions...................................             -
                                                                    --------------
                                                                            2,999
                                                                    --------------

Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
  Net unrealized appreciation (depreciation) during the period on:
   Investments.....................................................         5,974
   Futures/options contracts.......................................          (591)
   Translation of assets and liabilities denominated in foreign
    currency.......................................................             -
                                                                    --------------
                                                                            5,383
                                                                    --------------

Net Gain (Loss) on Investments, Futures/Options Contracts and
 Foreign Currency Transactions.....................................         8,382
                                                                    --------------

Net Increase (Decrease) in Net Assets Resulting from
 Operations........................................................ $           8
                                                                    ==============


(1) From commencement of investment operations on April 2, 2001 through April 30, 2001.

(2) From commencement of investment operations on December 15, 2000 through April 30, 2001.

The notes to the financial statements are an integral part of these statements.

IDEX T. Rowe Price    IDEX T. Rowe Price     IDEX Transamerica     IDEX Transamerica
 Dividend Growth          Small Cap               Equity             Small Company


               $33   $                13    $                7    $               14
               183                    14                     9                     5
                (1)                    -                     -                     -
------------------   --------------------   -------------------   -------------------
               215                    27                    16                    19
------------------   --------------------   -------------------   -------------------

                87                    78                    35                    41
                31                    53                    17                    33
                23                    27                    22                    17
                25                    24                    25                    25
                 -                     -                     -                     -
                 6                     8                     3                     3
                 9                    10                     3                     7

                11                    13                     6                     6
                52                    40                    16                    19
                13                     8                     6                     8
                10                    10                     4                     7
------------------   --------------------   -------------------   -------------------
               267                   271                   137                   166

               (49)                  (83)                  (53)                  (65)
------------------   --------------------   -------------------   -------------------
               218                   188                    84                   101
------------------   --------------------   -------------------   -------------------

                (3)                 (161)                  (68)                  (82)
------------------   --------------------   -------------------   -------------------

               (39)                 (748)                 (842)               (3,824)
                 -                     -                     -                     -
                 -                     -                     -                     -
------------------   --------------------   -------------------   -------------------
               (39)                 (748)                 (842)               (3,824)
------------------   --------------------   -------------------   -------------------

                33                (2,275)               (1,076)               (1,778)
                 -                     -                     -                     -

                 -                     -                     -                     -
------------------   --------------------   -------------------   -------------------
                33                (2,275)               (1,076)               (1,778)
------------------   --------------------   -------------------   -------------------

                (6)               (3,023)               (1,918)               (5,602)
------------------   --------------------   -------------------   -------------------

               $(9)  $            (3,184)   $           (1,986)   $           (5,684)
==================   ====================   ===================   ===================


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

STATEMENTS OF CHANGES IN NET ASSETS (unaudited)

For the six months or period ended April 30, 2001

                                                                           IDEX AEGON              IDEX Alger
                      All numbers in thousands                             Income Plus          Aggressive Growth
                      ------------------------
Increase (Decrease) In Net Assets From:                                2001 (1)   2000 (2)     2001 (1)   2000 (2)


Operations:
  Net investment income (loss)....................................... $   2,870  $   5,072    $    (865) $  (3,736)
  Net realized gain (loss) on investments, futures/options contracts
   and foreign currency transactions.................................      (120)    (1,984)     (48,961)     4,318
  Net unrealized appreciation (depreciation) during the period.......     1,206       (814)     (24,721)   (27,750)
                                                                      ---------  ---------    ---------  ---------
                                                                          3,956      2,274      (74,547)   (27,168)
                                                                      ---------  ---------    ---------  ---------
Distributions To Shareholders:
  From net investment income:
   Class A...........................................................    (2,014)    (3,793)           -          -
   Class B...........................................................      (598)      (879)           -          -
   Class C...........................................................       (75)       (43)           -          -
   Class M...........................................................      (194)      (329)           -          -
                                                                      ---------  ---------    ---------  ---------
                                                                         (2,881)    (5,044)           -          -
                                                                      ---------  ---------    ---------  ---------
  From net realized gains:
   Class A...........................................................         -       (355)      (3,038)    (9,201)
   Class B...........................................................         -        (80)      (2,411)    (4,789)
   Class C...........................................................         -          -         (361)       (48)
   Class M...........................................................         -        (34)        (681)    (1,787)
                                                                      ---------  ---------    ---------  ---------
                                                                              -       (469)      (6,491)   (15,825)
                                                                      ---------  ---------    ---------  ---------

Net Increase (Decrease) in Net Assets from Shares of Beneficial
 Interest Transactions:
   Class A...........................................................     1,459     (7,418)       1,381     80,560
   Class B...........................................................     8,333      1,471        3,334     86,532
   Class C...........................................................     2,384      1,043        2,000     19,108
   Class M...........................................................     2,252       (973)      (1,577)    21,006
                                                                      ---------  ---------    ---------  ---------
                                                                         14,428     (5,877)       5,138    207,206
                                                                      ---------  ---------    ---------  ---------
Net increase (decrease) in net assets................................    15,503     (9,116)     (75,900)   164,213

Net Assets:

  Beginning of period................................................    68,411     77,527      330,228    166,015
                                                                      ---------  ---------    ---------  ---------
  End of period...................................................... $  83,914  $  68,411    $ 254,328  $ 330,228
                                                                      =========  =========    =========  =========

Undistributed Net Investment Gain (Loss) or (Distribution in
 Excess of Net Investment Income):................................... $     154  $     165    $    (877) $     (12)
                                                                      =========  =========    =========  =========



See notes to the Statements of Changes in Net Assets on pages 146 and 147.

The notes to the financial statements are an integral part of these statements.

IDEX American Century         IDEX American              IDEX Dean            IDEX Federated
   Income & Growth        Century International      Asset Allocation           Tax Exempt

       2001 (3)                 2001 (3)            2001 (1)   2000 (2)     2001 (1)   2000 (2)



$                    -   $                    -    $     272  $     496    $     459  $     847

                     -                       (4)          24      1,374           63     (1,154)
                    79                       31        1,579        238          190      1,934
----------------------   -----------------------   ---------  ---------    ---------  ---------
                    79                       27        1,875      2,108          712      1,627
----------------------   -----------------------   ---------  ---------    ---------  ---------


                     -                        -         (120)      (312)        (352)      (725)
                     -                        -          (89)      (236)         (48)       (44)
                     -                        -           (9)        (4)         (34)        (3)
                     -                        -          (31)       (82)         (40)       (74)
----------------------   -----------------------   ---------  ---------    ---------  ---------
                     -                        -         (249)      (634)        (474)      (846)
----------------------   -----------------------   ---------  ---------    ---------  ---------

                     -                        -         (450)         -            -       (190)
                     -                        -         (446)         -            -        (13)
                     -                        -          (29)         -            -          -
                     -                        -         (141)         -            -        (22)
----------------------   -----------------------   ---------  ---------    ---------  ---------
                     -                        -       (1,066)         -            -       (225)
----------------------   -----------------------   ---------  ---------    ---------  ---------



                   212                      160        3,176     (3,170)         566     (4,469)
                   276                      385        4,760     (3,595)       1,858        444
                   224                      128        1,624        506        1,319        192
                   125                      160        1,424     (1,976)         216       (229)
----------------------   -----------------------   ---------  ---------    ---------  ---------
                   837                      833       10,984     (8,235)       3,959     (4,062)
----------------------   -----------------------   ---------  ---------    ---------  ---------
                   916                      860       11,544     (6,761)       4,197     (3,506)



                     -                        -       22,476     29,237       20,936     24,442
----------------------   -----------------------   ---------  ---------    ---------  ---------
$                  916   $                  860    $  34,020  $  22,476    $  25,133  $  20,936
======================   =======================   =========  =========    =========  =========


$                    -   $                    -    $      66  $      43    $      25  $      40
======================   =======================   =========  =========    =========  =========


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For the six months or period ended April 30, 2001

                                                                          IDEX Gabelli              IDEX GE
                      All numbers in thousands                           Global Growth       International Equity
                      ------------------------
Increase (Decrease) In Net Assets From:                                2001 (1)  2000 (5)     2001 (1)   2000 (2)


Operations:
  Net investment income (loss)....................................... $     180  $      33   $       3  $     (14)
  Net realized gain (loss) on investments, futures/options contracts
   and foreign currency transactions.................................      (446)         -        (458)     1,187
  Net unrealized appreciation (depreciation) during the period.......    (2,422)       152        (428)    (1,562)
                                                                      ---------  ---------   ---------  ---------
                                                                         (2,688)       185        (883)      (389)
                                                                      ---------  ---------   ---------  ---------
Distributions To Shareholders:
  From net investment income:
   Class A...........................................................       (42)         -           -          -
   Class B...........................................................       (30)         -           -          -
   Class C...........................................................       (23)         -           -          -
   Class M...........................................................       (10)         -           -          -
                                                                      ---------  ---------   ---------  ---------
                                                                           (105)         -           -          -
                                                                      ---------  ---------   ---------  ---------
  From net realized gains:
   Class A...........................................................        (1)         -        (753)      (185)
   Class B...........................................................        (1)         -        (523)       (62)
   Class C...........................................................        (1)         -         (96)         -
   Class M...........................................................         -          -         (96)       (18)
                                                                      ---------  ---------   ---------  ---------
                                                                             (3)         -      (1,468)      (265)
                                                                      ---------  ---------   ---------  ---------

Net Increase (Decrease) in Net Assets from Shares of Beneficial
 Interest Transactions:
   Class A...........................................................    13,640      4,446       1,376      2,308
   Class B...........................................................    17,730      6,501       2,332      3,205
   Class C...........................................................     5,600      7,401         726        684
   Class M...........................................................     3,110      2,221         276        401
                                                                      ---------  ---------   ---------  ---------
                                                                         40,080     20,569       4,710      6,598
                                                                      ---------  ---------   ---------  ---------
Net increase (decrease) in net assets................................    37,284     20,754       2,359      5,944

Net Assets:

  Beginning of period................................................    20,754          -      12,853      6,909
                                                                      ---------  ---------   ---------  ---------
  End of period...................................................... $  58,038  $  20,754   $  15,212  $  12,853
                                                                      =========  =========   =========  =========

Undistributed Net Investment Gain (Loss) or (Distribution in
 Excess of Net Investment Income):................................... $     108  $      33   $      (4) $      (7)
                                                                      =========  =========   =========  =========



See notes to the Statements of Changes in Net Assets on pages 146 and 147.

The notes to the financial statements are an integral part of these statements.

    IDEX GE U.S.            IDEX Goldman        IDEX Great Companies    IDEX Great Companies
       Equity               Sachs Growth             America/SM/              Global/2/

 2001 (1)   2000 (7)     2001 (1)   2000 (2)     2001 (1)   2000 (6)     2001 (1)   2000 (5)



$     (55) $     (24)   $    (118) $    (101)   $    (116) $     (16)   $     (17) $      (2)

     (464)       (40)        (626)       287           35        (10)         (37)        (1)
     (107)       208       (2,779)       525       (5,878)     1,190       (1,378)        25
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------
     (626)       144       (3,523)       711       (5,959)     1,164       (1,432)        22
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------

        -          -            -          -            -          -            -          -
        -          -            -          -            -          -            -          -
        -          -            -          -            -          -            -          -
        -          -            -          -            -          -            -          -
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------
        -          -            -          -            -          -            -          -
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------

        -          -          (77)        (6)           -          -           (8)         -
        -          -         (103)        (7)           -          -           (3)         -
        -          -          (74)         -            -          -           (1)         -
        -          -          (36)        (3)           -          -           (3)         -
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------
        -          -         (290)       (16)           -          -          (15)         -
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------

    2,305      2,927        1,870      4,391       20,795     12,761        3,218      2,138
    6,860      3,583        4,874      5,388       22,919      7,492        2,408        582
      781      2,046          912      6,354        6,423      2,747          908        353
      763        727          778      2,140        4,665      1,671          269        846
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------
   10,709      9,283        8,434     18,273       54,802     24,671        6,803      3,919
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------
   10,083      9,427        4,621     18,968       48,843     25,835        5,356      3,941

    9,427          -       23,955      4,987       25,835          -        3,941          -
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------
$  19,510  $   9,427    $  28,576  $  23,955    $  74,678  $  25,835    $   9,297  $   3,941
=========  =========    =========  =========    =========  =========    =========  =========

$     (55) $       -    $    (118) $       -    $    (116) $       -    $     (17) $       -
=========  =========    =========  =========    =========  =========    =========  =========


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For the six months or period ended April 30, 2001

                                                                IDEX Great Companies     IDEX Isabelle          IDEX Janus
                   All numbers in thousands                        Technology/SM/       Small Cap Value          Balanced
                   ------------------------
Increase (Decrease) In Net Assets From:                          2001 (1)   2000 (6)        2001 (3)        2001 (1)   2000 (2)


Operations:
  Net investment income (loss)................................. $     (84) $     (18)   $              -   $   3,976  $   4,461
  Net realized gain (loss) on investments, futures/options
   contracts and foreign currency transactions.................    (1,031)      (196)                  -     (12,793)     6,640
  Net unrealized appreciation (depreciation) during the period.    (5,605)    (1,358)                 51     (13,209)    (2,914)
                                                                ---------  ---------    ----------------   ---------  ---------
                                                                   (6,720)    (1,572)                 51     (22,026)     8,187
                                                                ---------  ---------    ----------------   ---------  ---------
Distributions To Shareholders:
  From net investment income:
   Class A.....................................................         -          -                   -      (1,255)    (1,720)
   Class B.....................................................         -          -                   -      (1,563)    (1,696)
   Class C.....................................................         -          -                   -        (302)      (190)
   Class M.....................................................         -          -                   -        (486)      (594)
   Class T.....................................................         -          -                   -           -          -
                                                                ---------  ---------    ----------------   ---------  ---------
                                                                        -          -                   -      (3,606)    (4,200)
                                                                ---------  ---------    ----------------   ---------  ---------
  From net realized gains:.....................................
   Class A.....................................................         -          -                   -      (1,868)      (947)
   Class B.....................................................         -          -                   -      (3,337)    (1,353)
   Class C.....................................................         -          -                   -        (632)       (14)
   Class M.....................................................         -          -                   -        (983)      (477)
   Class T.....................................................         -          -                   -           -          -
                                                                ---------  ---------    ----------------   ---------  ---------
                                                                        -          -                   -      (6,820)    (2,791)
                                                                ---------  ---------    ----------------   ---------  ---------
Net Increase (Decrease) in Net Assets from Shares of
 Beneficial Interest Transactions:
   Class A.....................................................     5,965      7,241                 304       8,540     64,599
   Class B.....................................................     5,935      3,719                 465      35,957    135,625
   Class C.....................................................     1,435      1,598                 215       9,056     43,694
   Class M.....................................................     1,045        784                 200       8,002     31,483
   Class T.....................................................         -          -                   -           -          -
                                                                ---------  ---------    ----------------   ---------  ---------
                                                                   14,380     13,342               1,184      61,555    275,401
                                                                ---------  ---------    ----------------   ---------  ---------
Net increase (decrease) in net assets..........................     7,660     11,770               1,235      29,103    276,597

Net Assets:
  Beginning of period..........................................    11,770          -                   -     471,301    194,704
                                                                ---------  ---------    ----------------   ---------  ---------
  End of period................................................ $  19,430  $  11,770    $          1,235   $ 500,404  $ 471,301
                                                                =========  =========    ================   =========  =========

Undistributed Net Investment Gain (Loss) or (Distribution
 in Excess of Net Investment Income):.......................... $     (84) $       -    $              -   $     833  $     463
                                                                =========  =========    ================   =========  =========



See notes to the Statements of Changes in Net Assets on pages 146 and 147.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Semi-Annual Report 2001

     IDEX Janus              IDEX Janus               IDEX Janus                 IDEX Janus
Capital Appreciation       Flexible Income              Global                     Growth

 2001 (1)   2000 (2)     2001 (1)   2000 (2)     2001 (1)    2000 (2)       2001 (1)    2000 (2)



$  (2,928) $  (7,338)   $   1,402  $   1,896    $   (4,698) $  (14,629)   $   (11,533) $  (26,486)

 (100,442)   (28,968)         928       (639)      (28,352)     97,462       (147,908)    294,647
  (83,019)   (38,933)         313        (74)     (301,881)     37,002     (1,113,067)        165
---------  ---------    ---------  ---------    ----------  ----------    -----------  ----------
 (186,389)   (75,239)       2,643      1,183      (334,931)    119,835     (1,272,508)    268,326
---------  ---------    ---------  ---------    ----------  ----------    -----------  ----------


        -          -         (514)      (904)            -           -              -           -
        -          -         (389)      (648)            -           -              -           -
        -          -         (195)       (89)            -           -              -           -
        -          -         (184)      (247)            -           -              -           -
        -          -            -          -             -           -              -           -
---------  ---------    ---------  ---------    ----------  ----------    -----------  ----------
        -          -       (1,282)    (1,888)            -           -              -           -
---------  ---------    ---------  ---------    ----------  ----------    -----------  ----------

        -     (5,435)           -          -       (44,723)    (15,934)      (123,034)   (259,288)
        -     (3,160)           -          -       (38,573)    (10,225)       (58,254)    (66,577)
        -       (219)           -          -        (7,191)        (80)        (9,219)     (1,156)
        -       (936)           -          -       (19,154)     (5,402)       (20,920)    (28,292)
        -          -            -          -             -           -        (85,636)   (203,577)
---------  ---------    ---------  ---------    ----------  ----------    -----------  ----------
        -     (9,750)           -          -      (109,641)    (31,641)      (297,063)   (558,890)
---------  ---------    ---------  ---------    ----------  ----------    -----------  ----------


  (10,522)   129,366        5,949      1,865       (25,096)    190,659         81,413     372,830
    5,587    186,650       10,603      5,278          (471)    311,490         63,092     518,402
   (1,661)    54,655        1,888      8,199        (6,042)    130,991          9,809     133,576
     (799)    51,753        4,784      2,543        (6,572)    139,083          7,658     173,093
        -          -            -          -             -           -         39,694     132,874
---------  ---------    ---------  ---------    ----------  ----------    -----------  ----------
   (7,395)   422,424       23,224     17,885       (38,181)    772,223        201,666   1,330,775
---------  ---------    ---------  ---------    ----------  ----------    -----------  ----------
 (193,784)   337,435       24,585     17,180      (482,753)    860,417     (1,367,905)  1,040,211


  458,578    121,143       44,927     27,747     1,787,198     926,781      4,144,283   3,104,072
---------  ---------    ---------  ---------    ----------  ----------    -----------  ----------
$ 264,794  $ 458,578    $  69,512  $  44,927    $1,304,445  $1,787,198    $ 2,776,378  $4,144,283
=========  =========    =========  =========    ==========  ==========    ===========  ==========


$  (2,938) $     (10)   $     117  $      (3)   $  (15,649) $  (10,951)   $   (11,797) $     (264)
=========  =========    =========  =========    ==========  ==========    ===========  ==========


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For the six months or period ended April 30, 2001

                                                                   IDEX Janus           IDEX Jennison
                   All numbers in thousands                      Growth & Income     Equity Opportunity
                   ------------------------
Increase (Decrease) In Net Assets From:                             2001 (4)         2001 (1)   2000 (2)


Operations:
  Net investment income (loss)................................. $              9    $     (33) $    (127)
  Net realized gain (loss) on investments, futures/options
   contracts and foreign currency transactions.................             (149)      (2,281)       369
  Net unrealized appreciation (depreciation) during the period.               30        3,094     (1,782)
                                                                -----------------   ---------  ---------
                                                                            (110)         780     (1,540)
                                                                -----------------   ---------  ---------

Distributions To Shareholders:
  From net investment income:
   Class A.....................................................                -            -          -
   Class B.....................................................                -            -          -
   Class C.....................................................                -            -          -
   Class M.....................................................                -            -          -
                                                                -----------------   ---------  ---------
                                                                               -            -          -
                                                                -----------------   ---------  ---------
  From net realized gains:.....................................
   Class A.....................................................                -         (423)       (82)
   Class B.....................................................                -         (354)       (68)
   Class C.....................................................                -          (29)         -
   Class M.....................................................                -          (84)       (23)
                                                                -----------------   ---------  ---------
                                                                               -         (890)      (173)
                                                                -----------------   ---------  ---------

Net Increase (Decrease) in Net Assets from Shares of Beneficial
 Interest Transactions:
   Class A.....................................................            2,369        4,447        403
   Class B.....................................................            6,745        8,229        295
   Class C.....................................................            1,749        2,045        323
   Class M.....................................................            1,507        1,604       (204)
                                                                -----------------   ---------  ---------
                                                                          12,370       16,325        817
                                                                -----------------   ---------  ---------

Net increase (decrease) in net assets..........................           12,260       16,215       (896)

Net Assets:

  Beginning of period..........................................                -        8,847      9,743
                                                                -----------------   ---------  ---------
  End of period................................................ $         12,260    $  25,062  $   8,847
                                                                =================   =========  =========

Undistributed Net Investment Gain (Loss) or (Distribution in
 Excess of Net Investment Income):............................. $              9    $     (34) $      (1)
                                                                =================   =========  =========



See notes to the Statements of Changes in Net Assets on pages 146 and 147.

The notes to the financial statements are an integral part of these statements.

       IDEX LKCM          IDEX Munder          IDEX NWQ           IDEX Pilgrim Baxter
Strategic Total Return       Net50           Value Equity           Mid Cap Growth

 2001 (1)    2000 (2)      2001 (4)       2001 (1)   2000 (2)     2001 (1)   2000 (2)



 $     518  $     891    $         (5)   $      26  $       6    $    (625) $    (879)

      (613)       635            (199)         793        (84)     (71,843)    (2,906)
    (2,035)    (1,391)           (366)       1,808      2,492        3,871     (5,703)
----------  ---------    -------------   ---------  ---------    ---------  ---------
    (2,130)       135            (570)       2,627      2,414      (68,597)    (9,488)
---------   ---------    -------------   ---------  ---------    ---------  ---------



      (287)      (695)              -            -          -            -          -
       (81)      (205)              -            -          -            -          -
       (11)       (17)              -            -          -            -          -
       (32)       (93)              -            -          -            -          -
----------  ---------    -------------   ---------  ---------    ---------  ---------
      (411)    (1,010)              -            -          -            -          -
----------  ---------    -------------   ---------  ---------    ---------  ---------

      (220)      (903)              -           (4)        (1)           -        (68)
      (107)      (376)              -           (6)        (1)           -        (84)
       (14)        (2)              -           (1)         -            -         (5)
       (38)      (200)              -           (1)        (1)           -        (27)
----------  ---------    -------------   ---------  ---------    ---------  ---------
      (379)    (1,481)              -          (12)        (3)           -       (184)
---------   ---------    -------------   ---------  ---------    ---------  ---------


       757      4,364             697        2,749       (548)       6,408     49,484
     1,726      4,483           1,237        6,592      2,100        9,807     69,671
       406      2,561             150          768        949        2,725     18,403
      (427)    (1,478)            161          651         82          293     14,384
----------  ---------    -------------   ---------  ---------    ---------  ---------
     2,462      9,930           2,245       10,760      2,583       19,233    151,942
----------  ---------    -------------   ---------  ---------    ---------  ---------

      (458)     7,574           1,675       13,375      4,994      (49,364)   142,270


    69,843     62,269               -       22,481     17,487      148,732      6,462
----------  ---------    -------------   ---------  ---------    ---------  ---------
 $  69,385  $  69,843    $      1,675    $  35,856  $  22,481    $  99,368  $ 148,732
==========  =========    =============   =========  =========    =========  =========


 $     102  $      (5)   $         (5)   $      28  $       2    $    (626) $      (1)
==========  =========    =============   =========  =========    =========  =========


                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For the six months or period ended April 30, 2001

                                                                 IDEX Pilgrim Baxter        IDEX Salomon
                   All numbers in thousands                          Technology                All Cap
                   ------------------------
Increase (Decrease) In Net Assets From:                          2001 (1)   2000 (7)     2001 (1)   2000 (2)


Operations:
  Net investment income (loss)................................. $    (402) $    (719)   $       3  $       8
  Net realized gain (loss) on investments, futures/options
   contracts and foreign currency transactions.................   (48,518)    (7,105)       2,999      3,066
  Net unrealized appreciation (depreciation) during the period.    (6,146)    (9,708)       5,383      2,567
                                                                ---------  ---------    ---------  ---------
                                                                  (55,066)   (17,532)       8,385      5,641
                                                                ---------  ---------    ---------  ---------
Distributions To Shareholders:
  From net investment income:
   Class A.....................................................         -          -            -          -
   Class B.....................................................         -          -            -          -
   Class C.....................................................         -          -            -          -
   Class M.....................................................         -          -            -          -
                                                                ---------  ---------    ---------  ---------
                                                                        -          -            -          -
                                                                ---------  ---------    ---------  ---------
  From net realized gains:
   Class A.....................................................         -          -         (858)       (33)
   Class B.....................................................         -          -       (1,384)       (29)
   Class C.....................................................         -          -         (447)        (2)
   Class M.....................................................         -          -         (447)       (12)
                                                                ---------  ---------    ---------  ---------
                                                                        -          -       (3,136)       (76)
                                                                ---------  ---------    ---------  ---------
Net Increase (Decrease) in Net Assets from Shares of Beneficial
 Interest Transactions:
   Class A.....................................................     5,270     32,418       37,790     21,792
   Class B.....................................................    10,147     46,907       80,584     34,241
   Class C.....................................................     1,321     14,513       24,954     10,114
   Class M.....................................................       484     11,903       25,904      9,347
                                                                ---------  ---------    ---------  ---------
                                                                   17,222    105,741      169,232     75,494
                                                                ---------  ---------    ---------  ---------
Net increase (decrease) in net assets..........................   (37,844)    88,209      174,481     81,059

Net Assets:

  Beginning of period..........................................    88,209          -       85,238      4,179
                                                                ---------  ---------    ---------  ---------
  End of period................................................ $  50,365  $  88,209    $ 259,719  $  85,238
                                                                =========  =========    =========  =========
Undistributed Net Investment Gain (Loss) or (Distribution in
 Excess of Net Investment Income):............................. $    (403) $      (1)   $      11  $       8
                                                                =========  =========    =========  =========


(1) For the six months ended April 30, 2001, unaudited.

(2) For the year ended October 31, 2000.

(3) From the commencement of investment operations on April 2, 2001 through April 30, 2001, unaudited.

(4) From the commencement of investment operations on December 15, 2000 through April 30, 2001, unaudited.


The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Semi-Annual Report 2001

 IDEX T. Rowe Price      IDEX T. Rowe Price       IDEX Transamerica       IDEX Transamerica
   Dividend Growth            Small Cap                Equity               Small Company

 2001 (1)   2000 (2)     2001 (1)   2000 (2)     2001 (1)   2000 (7)     2001 (1)   2000 (7)



$      (3) $      23    $    (161) $    (181)   $     (68) $     (38)   $     (82) $     (71)

      (39)      (553)        (748)       (38)        (842)       (72)      (3,824)      (224)
       33      1,480       (2,275)        89       (1,076)       140       (1,778)      (727)
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------
       (9)       950       (3,184)      (130)      (1,986)        30       (5,684)    (1,022)
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------

      (10)       (24)           -          -            -          -            -          -
        -         (6)           -          -            -          -            -          -
        -          -            -          -            -          -            -          -
       (1)        (3)           -          -            -          -            -          -
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------
      (11)       (33)           -          -            -          -            -          -
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------

        -          -           (9)       (40)           -          -            -          -
        -          -           (9)       (33)           -          -            -          -
        -          -           (2)        (1)           -          -            -          -
        -          -           (3)       (20)           -          -            -          -
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------
        -          -          (23)       (94)           -          -            -          -
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------

    2,192      3,332          734      7,032        1,056      3,024        1,940      4,084
    6,443      5,049        2,081      7,137        1,290      2,851        1,727      4,646
    1,418      1,793          383      1,708          727      1,119          694      1,894
    1,106        777          221      1,751          133        956          216      2,284
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------
   11,159     10,951        3,419     17,628        3,206      7,950        4,577     12,908
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------
   11,139     11,868          212     17,404        1,220      7,980       (1,107)    11,886

   16,900      5,032       20,496      3,092        7,980          -       11,886          -
---------  ---------    ---------  ---------    ---------  ---------    ---------  ---------
$  28,039  $  16,900    $  20,708  $  20,496    $   9,200  $   7,980    $  10,779  $  11,886
=========  =========    =========  =========    =========  =========    =========  =========

$     (14) $       -    $    (161) $       -    $     (68) $       -    $     (80) $       2
=========  =========    =========  =========    =========  =========    =========  =========


(5) From the commencement of investment operations on September 15, 2000 through October 31, 2000.

(6) From the commencement of investment operations on July 14, 2000 through October 31, 2000.

(7) From the commencement of investment operations on March 1, 2000 through October 31, 2000.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

FINANCIAL HIGHLIGHTS (unaudited)

For a share of beneficial interest outstanding throughout each period:

                                                       Investment Operations                             Distributions
                               Net Asset         Net
             Year or            Value,        Investment    Net Realized                    From Net      From Net
             Period          Beginning of       Income     and Unrealized     Total        Investment     Realized
              Ended             Period          (Loss)      Gain (Loss)     Operations       Income     Capital Gains


IDEX AEGON Income Plus
  Class A    4/30/01         $        9.24    $     0.37   $         0.18   $     0.55    $     (0.37)  $           -
            10/31/00                  9.67          0.69            (0.37)        0.32          (0.69)          (0.06)
            10/31/99                 10.43          0.65            (0.54)        0.11          (0.67)          (0.20)
            10/31/98                 10.96          0.69            (0.30)        0.39          (0.70)          (0.22)
            10/31/97                 10.61          0.76             0.44         1.20          (0.75)          (0.10)
            10/31/96  /(2)/          10.41          0.04             0.22         0.26          (0.06)              -
             9/30/96                 10.36          0.72             0.04         0.76          (0.71)              -
-----------------------------------------------------------------------------------------------------------------------
  Class B    4/30/01                  9.24          0.34             0.18         0.52          (0.34)              -
            10/31/00                  9.67          0.63            (0.37)        0.26          (0.63)          (0.06)
            10/31/99                 10.42          0.59            (0.54)        0.05          (0.60)          (0.20)
            10/31/98                 10.96          0.61            (0.30)        0.31          (0.63)          (0.22)
            10/31/97                 10.61          0.69             0.44         1.13          (0.68)          (0.10)
            10/31/96  /(2)/          10.40          0.05             0.22         0.27          (0.06)              -
             9/30/96                 10.35          0.65             0.04         0.69          (0.64)              -
-----------------------------------------------------------------------------------------------------------------------
  Class C    4/30/01                  9.24          0.34             0.18         0.52          (0.34)              -
            10/31/00  /(3)/           9.67          0.63            (0.37)        0.26          (0.63)          (0.06)
-----------------------------------------------------------------------------------------------------------------------
  Class M    4/30/01                  9.24          0.35             0.18         0.53          (0.35)              -
            10/31/00                  9.67          0.64            (0.37)        0.27          (0.64)          (0.06)
            10/31/99  /(3)/          10.42          0.60            (0.54)        0.06          (0.61)          (0.20)
            10/31/98                 10.96          0.62            (0.30)        0.32          (0.64)          (0.22)
            10/31/97                 10.61          0.70             0.44         1.14          (0.69)          (0.10)
            10/31/96  /(2)/          10.40          0.05             0.22         0.27          (0.06)              -
             9/30/96                 10.35          0.66             0.04         0.70          (0.65)              -
-----------------------------------------------------------------------------------------------------------------------
IDEX Alger Aggressive Growth
  Class A    4/30/01                 32.07          0.24            (7.44)       (7.20)             -           (0.64)
            10/31/00                 33.05         (0.13)            2.15         2.02              -           (3.00)
            10/31/99                 22.24          0.17            11.82        11.99              -           (1.18)
            10/31/98                 18.77          0.03             4.02         4.05              -           (0.58)
            10/31/97                 15.70          0.05             3.69         3.74              -           (0.67)
            10/31/96  /(2)/          15.75         (0.01)           (0.04)       (0.05)             -               -
             9/30/96  /(4)/          17.68         (0.15)           (0.76)       (0.91)             -           (1.02)
-----------------------------------------------------------------------------------------------------------------------
  Class B    4/30/01                 31.23          0.32            (7.44)       (7.12)             -           (0.64)
            10/31/00                 32.44         (0.36)            2.15         1.79              -           (3.00)
            10/31/99                 21.93         (0.13)           11.82        11.69              -           (1.18)
            10/31/98                 18.58         (0.09)            4.02         3.93              -           (0.58)
            10/31/97                 15.58         (0.02)            3.69         3.67              -           (0.67)
            10/31/96  /(2)/          15.63         (0.01)           (0.04)       (0.05)             -               -
             9/30/96  /(4)/          17.64         (0.23)           (0.76)       (0.99)             -           (1.02)
-----------------------------------------------------------------------------------------------------------------------
  Class C    4/30/01                 31.23          0.32            (7.44)       (7.12)             -           (0.64)
            10/31/00  /(3)/          32.44         (0.36)            2.15         1.79              -           (3.00)
-----------------------------------------------------------------------------------------------------------------------
  Class M    4/30/01                 31.36          0.32            (7.44)       (7.12)             -           (0.64)
            10/31/00                 32.53         (0.32)            2.15         1.83              -           (3.00)
            10/31/99  /(3)/          21.98         (0.09)           11.82        11.73              -           (1.18)
            10/31/98                 18.61         (0.07)            4.02         3.95              -           (0.58)
            10/31/97                 15.60         (0.01)            3.69         3.68              -           (0.67)
            10/31/96  /(2)/          15.65         (0.01)           (0.04)       (0.05)             -               -
             9/30/96  /(4)/          17.64         (0.21)           (0.76)       (0.97)             -           (1.02)
-----------------------------------------------------------------------------------------------------------------------



                 Total
             Distributions


IDEX AEGON Income Plus
  Class A   $
                     (0.75)
                     (0.87)
                     (0.92)
                     (0.85)
                     (0.06)
                     (0.71)
----------------------------
  Class B            (0.34)
                     (0.69)
                     (0.80)
                     (0.85)
                     (0.78)
                     (0.06)
                     (0.64)
----------------------------
  Class C            (0.34)
                     (0.69)
----------------------------
  Class M            (0.35)
                     (0.70)
                     (0.81)
                     (0.86)
                     (0.79)
                     (0.06)
                     (0.65)
----------------------------
IDEX Alger Aggressive Growth
  Class A            (0.64)
                     (3.00)
                     (1.18)
                     (0.58)
                     (0.67)
                         -
                     (1.02)
----------------------------
  Class B            (0.64)
                     (3.00)
                     (1.18)
                     (0.58)
                     (0.67)
                         -
                     (1.02)
----------------------------
  Class C            (0.64)
                     (3.00)
----------------------------
  Class M            (0.64)
                     (3.00)
                     (1.18)
                     (0.58)
                     (0.67)
                         -
                     (1.02)
----------------------------

See notes to the Financial Highlights at pages 168 and 169.

The notes to the financial statements are an integral part of these statements.

                                                                 Ratios/Supplemental Data
                                       Ratios of Expenses to Average Net Assets (1)(6)
Net Asset               Net Assets,                                                      Net Investment
 Value,                    End of          Excluding                     Including       Income (Loss)    Portfolio
   End         Total       Period           Credits         Gross         Credits          to Average      Turnover
of Period   Return (5)    (000's)                                                      Net Assets (1)(6)   Rate (7)


    $9.42         6.05% $     51,603               1.26%          - %            1.26%              7.89%      5.88%
     9.24         3.37        49,259               1.36            -             1.36               7.34      11.37
     9.67         1.09        59,082               1.38            -             1.38               6.41      26.95
    10.43         3.54        63,494               1.24            -             1.24               6.38      53.09
    10.96        11.86        65,612               1.27            -             1.27               7.14      62.28
    10.61         2.53        66,285               1.33            -             1.32               5.60       1.58
    10.41         7.64        65,252               1.33            -             1.31               6.89      65.96
---------------------------------------------------------------------------------------------------------------------
     9.42         5.75        22,282               1.91            -             1.91               7.24       5.88
     9.24         2.74        13,808               2.01            -             2.01               6.69      11.37
     9.67         0.38        12,930               2.03            -             2.03               5.76      26.95
    10.42         2.87         5,041               1.89            -             1.89               5.73      53.09
    10.96        11.10         1,761               1.92            -             1.92               6.49      62.28
    10.61         2.59           804               1.98            -             1.97               4.95       1.58
    10.40         6.95           774               1.98            -             1.96               6.24      65.96
---------------------------------------------------------------------------------------------------------------------
     9.42         5.75         3,401               1.91            -             1.91               7.24       5.88
     9.24         2.74         1,025               2.01            -             2.01               6.69      11.37
---------------------------------------------------------------------------------------------------------------------
     9.42         5.79         6,628               1.81            -             1.81               7.34       5.88
     9.24         2.84         4,319               1.91            -             1.91               6.79      11.37
     9.67         0.54         5,515               1.93            -             1.93               5.86      26.95
    10.42         2.97         4,073               1.79            -             1.79               5.83      53.09
    10.96        11.22         3,480               1.82            -             1.82               6.59      62.28
    10.61         2.59         2,781               1.88            -             1.87               5.05       1.58
    10.40         7.05         2,684               1.88            -             1.86               6.34      65.96
---------------------------------------------------------------------------------------------------------------------

    24.23       (22.75)      127,480               1.55         1.77             1.55              (0.33)     48.69
    32.07         4.81       164,730               1.55         1.77             1.55              (0.94)    107.81
    33.05        55.49       100,078               1.61         1.90             1.61              (1.15)     96.25
    22.24        22.48        46,413               1.85         2.18             1.85              (1.11)    142.08
    18.77        24.71        31,260               1.85         2.44             1.85              (1.07)    120.96
    15.70        (0.32)       21,938               1.85         2.62             1.85              (1.06)      9.40
    15.75        (4.91)       22,078               1.85         2.60             1.85              (1.15)    127.49
---------------------------------------------------------------------------------------------------------------------
    23.47       (23.10)       89,299               2.20         2.42             2.20              (0.98)     48.69
    31.23         4.13       115,689               2.20         2.42             2.20              (1.59)    107.81
    32.44        54.88        47,399               2.26         2.55             2.26              (1.80)     96.25
    21.93        22.04        10,564               2.50         2.83             2.50              (1.76)    142.08
    18.58        24.47         4,880               2.50         3.09             2.50              (1.71)    120.96
    15.58        (0.32)        1,992               2.50         3.27             2.50              (1.71)      9.40
    15.63        (5.33)        1,800               2.50         3.25             2.50              (1.80)    127.49
---------------------------------------------------------------------------------------------------------------------
    23.47       (23.10)       14,205               2.20         2.42             2.20              (0.98)     48.69
    31.23         4.13        16,586               2.20         2.42             2.20              (1.59)    107.81
---------------------------------------------------------------------------------------------------------------------
    23.60       (23.05)       23,344               2.10         2.32             2.10              (0.88)     48.69
    31.36         4.24        33,223               2.10         2.32             2.10              (1.49)    107.81
    32.53        54.97        18,538               2.16         2.45             2.16              (1.70)     96.25
    21.98        22.11         5,573               2.40         2.73             2.40              (1.66)    142.08
    18.61        24.50         3,468               2.40         2.99             2.40              (1.62)    120.96
    15.60        (0.32)        2,129               2.40         3.17             2.40              (1.62)      9.40
    15.65        (5.22)        2,250               2.40         3.15             2.40              (1.70)    127.49
---------------------------------------------------------------------------------------------------------------------

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For a share of beneficial interest outstanding throughout each period:

                                                                 Investment Operations               Distributions
                                         Net Asset         Net
                 Year or                  Value,        Investment    Net Realized                     From Net
                 Period                Beginning of       Income     and Unrealized     Total         Investment
                  Ended                   Period          (Loss)      Gain (Loss)     Operations        Income


IDEX American Century Income & Growth
  Class A        4/30/01   /(8)/       $       10.00   $     (0.01)  $         1.17   $     1.16     $           -
--------------------------------------------------------------------------------------------------------------------
  Class B        4/30/01   /(8)/               10.00         (0.01)            1.17         1.16                 -
--------------------------------------------------------------------------------------------------------------------
  Class C        4/30/01   /(8)/               10.00         (0.01)            1.17         1.16                 -
--------------------------------------------------------------------------------------------------------------------
  Class M        4/30/01   /(8)/               10.00         (0.01)            1.17         1.16                 -
--------------------------------------------------------------------------------------------------------------------
IDEX American Century International
  Class A        4/30/01   /(8)/               10.00             -             0.35         0.35                 -
--------------------------------------------------------------------------------------------------------------------
  Class B        4/30/01   /(8)/               10.00             -             0.35         0.35                 -
--------------------------------------------------------------------------------------------------------------------
  Class C        4/30/01   /(8)/               10.00             -             0.35         0.35                 -
--------------------------------------------------------------------------------------------------------------------
  Class M        4/30/01   /(8)/               10.00             -             0.35         0.35                 -
--------------------------------------------------------------------------------------------------------------------
IDEX Dean Asset Allocation
  Class A        4/30/01                       12.75          0.14             0.68         0.82             (0.14)
                10/31/00                       11.79          0.30             1.01         1.31             (0.35)
                10/31/99   /(4)/               13.14          0.27            (0.73)       (0.46)            (0.24)
                10/31/98                       13.19          0.22             0.67         0.89             (0.21)
                10/31/97                       11.19          0.19             2.02         2.21             (0.17)
                10/31/96   /(2)/               11.03          0.02             0.14         0.16                 -
                 9/30/96                       10.00          0.08             1.03         1.11             (0.08)
--------------------------------------------------------------------------------------------------------------------
  Class B        4/30/01                       12.74          0.12             0.68         0.80             (0.11)
                10/31/00                       11.78          0.23             1.01         1.24             (0.28)
                10/31/99   /(4)/               13.13          0.19            (0.73)       (0.54)            (0.16)
                10/31/98                       13.18          0.14             0.67         0.81             (0.13)
                10/31/97                       11.18          0.11             2.02         2.13             (0.09)
                10/31/96   /(2)/               11.02          0.02             0.14         0.16                 -
                 9/30/96                       10.00             -             1.03         1.03             (0.01)
--------------------------------------------------------------------------------------------------------------------
  Class C        4/30/01                       12.74          0.11             0.68         0.79             (0.11)
                10/31/00   /(3)/               11.78          0.23             1.01         1.24             (0.28)
--------------------------------------------------------------------------------------------------------------------
  Class M        4/30/01                       12.74          0.12             0.68         0.80             (0.11)
                10/31/00                       11.78          0.24             1.01         1.25             (0.29)
                10/31/99   /(3)(4)/            13.13          0.20            (0.73)       (0.53)            (0.17)
                10/31/98                       13.18          0.15             0.67         0.82             (0.14)
                10/31/97                       11.18          0.12             2.02         2.14             (0.10)
                10/31/96   /(2)/               11.03          0.01             0.14         0.15                 -
                 9/30/96                       10.00          0.02             1.03         1.05             (0.02)
--------------------------------------------------------------------------------------------------------------------


                  From Net
                  Realized          Total
                Capital Gains   Distributions


IDEX American Century Income & Growth
  Class A       $           -   $
-----------------------------------------------
  Class B                   -               -
-----------------------------------------------
  Class C                   -               -
-----------------------------------------------
  Class M                   -               -
-----------------------------------------------
IDEX American Century International
  Class A                   -               -
-----------------------------------------------
  Class B                   -               -
-----------------------------------------------
  Class C                   -               -
-----------------------------------------------
  Class M                   -               -
-----------------------------------------------
IDEX Dean Asset Allocation
  Class A               (0.57)          (0.71)
                            -           (0.35)
                        (0.65)          (0.89)
                        (0.73)          (0.94)
                        (0.04)          (0.21)
                            -               -
                            -           (0.08)
-----------------------------------------------
  Class B               (0.57)          (0.68)
                            -           (0.28)
                        (0.65)          (0.81)
                        (0.73)          (0.86)
                        (0.04)          (0.13)
                            -               -
                            -           (0.01)
-----------------------------------------------
  Class C               (0.57)          (0.68)
                            -           (0.28)
-----------------------------------------------
  Class M               (0.57)          (0.68)
                            -           (0.29)
                        (0.65)          (0.82)
                        (0.73)          (0.87)
                        (0.04)          (0.14)
                            -               -
                            -           (0.02)
-----------------------------------------------


See notes to the Financial Highlights at pages 168 and 169.

The notes to the financial statements are an integral part of these statements.

                                                                 Ratios/Supplemental Data
                                       Ratio of Expenses to Average Net Assets (1)(6)
Net Asset               Net Assets,                                                     Net Investment
 Value,                    End of         Excluding                     Including        Income (Loss)    Portfolio
   End         Total       Period          Credits         Gross         Credits          to Average       Turnover
of Period   Return (5)    (000's)                                                      Net Assets (1)(6)   Rate (7)


   $11.16        11.60% $        229              1.85%        5.97%            1.85%             (0.46)%      1.23%
---------------------------------------------------------------------------------------------------------------------
    11.16        11.55           300              2.50         6.62             2.50              (1.11)       1.23
---------------------------------------------------------------------------------------------------------------------
    11.16        11.55           247              2.50         6.62             2.50              (1.11)       1.23
---------------------------------------------------------------------------------------------------------------------
    11.16        11.56           140              2.40         6.52             2.40              (1.01)       1.23
---------------------------------------------------------------------------------------------------------------------

    10.35         3.46           165              1.95         6.32             1.95               0.44       13.47
---------------------------------------------------------------------------------------------------------------------
    10.35         3.41           396              2.60         6.97             2.60              (0.21)      13.47
---------------------------------------------------------------------------------------------------------------------
    10.35         3.41           133              2.60         6.97             2.60              (0.21)      13.47
---------------------------------------------------------------------------------------------------------------------
    10.35         3.42           166              2.50         6.87             2.50              (0.11)      13.47
---------------------------------------------------------------------------------------------------------------------

    12.86         6.86        13,217              1.54         1.73             1.54               2.40        6.51
    12.75        11.43         9,850              1.55         2.02             1.55               2.50       28.15
    11.79        (3.74)       12,377              1.66         1.85             1.66               2.12       82.20
    13.14         7.25        15,747              1.85         1.87             1.85               1.82       55.45
    13.19        19.84        12,291              1.85         2.30             1.85               1.57       71.63
    11.19         1.45         8,396              1.85         2.65             1.85               1.26        2.38
    11.03        11.07         7,401              2.85         3.20             2.85               0.72       56.22
---------------------------------------------------------------------------------------------------------------------
    12.85         6.55        14,192              2.19         2.38             2.19               1.75        6.51
    12.74        10.76         9,193              2.20         2.67             2.20               1.85       28.15
    11.78        (4.36)       12,171              2.31         2.50             2.31               1.47       82.20
    13.13         6.56        14,679              2.50         2.52             2.50               1.17       55.45
    13.18        19.08         9,747              2.50         2.95             2.50               0.92       71.63
    11.18         1.45         5,013              2.50         3.30             2.50               0.61        2.38
    11.02        10.39         4,848              3.50         3.85             3.50               0.07       56.22
---------------------------------------------------------------------------------------------------------------------
    12.85         6.55         2,242              2.19         2.38             2.19               1.75        6.51
    12.74        10.76           565              2.20         2.67             2.20               1.85       28.15
---------------------------------------------------------------------------------------------------------------------
    12.86         6.60         4,369              2.09         2.28             2.09               1.85        6.51
    12.74        10.86         2,868              2.10         2.57             2.10               1.95       28.15
    11.78        (4.26)        4,689              2.21         2.40             2.21               1.57       82.20
    13.13         6.67         7,342              2.40         2.42             2.40               1.27       55.45
    13.18        19.20         5,088              2.40         2.85             2.40               1.02       71.63
    11.18         1.36         4,758              2.40         3.20             2.40               0.71        2.38
    11.03        10.50         4,641              3.40         3.75             3.40               0.17       56.22
---------------------------------------------------------------------------------------------------------------------

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For a share of beneficial interest outstanding throughout each period:

                                                              Investment Operations               Distributions
                                      Net Asset         Net
                  Year or              Value,        Investment    Net Realized                     From Net        From Net
                   Period           Beginning of       Income     and Unrealized     Total         Investment       Realized
                   Ended               Period          (Loss)      Gain (Loss)     Operations        Income       Capital Gains


IDEX Federated Tax Exempt
  Class A         4/30/01           $       10.91    $     0.21   $         0.15   $     0.36    $        (0.22)  $           -
                  10/31/00                  10.60          0.44             0.42         0.86             (0.44)          (0.11)
                  10/31/99                  11.94          0.44            (1.14)       (0.70)            (0.44)          (0.20)
                  10/31/98                  11.75          0.48             0.34         0.82             (0.48)          (0.15)
                  10/31/97                  11.40          0.53             0.43         0.96             (0.53)          (0.08)
                  10/31/96   /(2)/          11.36          0.05             0.04         0.09             (0.05)              -
                  9/30/96                   11.34          0.55             0.10         0.65             (0.56)          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Class B         4/30/01                   10.90          0.18             0.15         0.33             (0.19)              -
                  10/31/00                  10.59          0.37             0.42         0.79             (0.37)          (0.11)
                  10/31/99                  11.94          0.35            (1.14)       (0.79)            (0.36)          (0.20)
                  10/31/98                  11.74          0.41             0.34         0.75             (0.40)          (0.15)
                  10/31/97                  11.40          0.44             0.43         0.87             (0.45)          (0.08)
                  10/31/96   /(2)/          11.36          0.04             0.04         0.08             (0.04)              -
                  9/30/96                   11.34          0.48             0.10         0.58             (0.49)          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Class C         4/30/01                   10.90          0.18             0.15         0.33             (0.19)              -
                  10/31/00   /(3)/          10.59          0.37             0.42         0.79             (0.37)          (0.11)
---------------------------------------------------------------------------------------------------------------------------------
  Class M         4/30/01                   10.91          0.20             0.15         0.35             (0.21)              -
                  10/31/00                  10.59          0.42             0.42         0.84             (0.41)          (0.11)
                  10/31/99   /(3)/          11.94          0.39            (1.14)       (0.75)            (0.40)          (0.20)
                  10/31/98                  11.75          0.45             0.34         0.79             (0.45)          (0.15)
                  10/31/97                  11.40          0.50             0.43         0.93             (0.50)          (0.08)
                  10/31/96   /(2)/          11.36          0.04             0.04         0.08             (0.04)              -
                  9/30/96                   11.34          0.52             0.10         0.62             (0.53)          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
IDEX Gabelli Global Growth
  Class A         4/30/01                   10.06          0.07            (0.84)       (0.77)            (0.04)              -
                  10/31/00   /(10)/         10.00          0.03             0.03         0.06                 -               -
---------------------------------------------------------------------------------------------------------------------------------
  Class B         4/30/01                   10.05          0.03            (0.84)       (0.81)            (0.02)              -
                  10/31/00   /(19)/         10.00          0.02             0.03         0.05                 -               -
---------------------------------------------------------------------------------------------------------------------------------
  Class C         4/30/01                   10.05          0.03            (0.84)       (0.81)            (0.02)              -
                  10/31/00   /(10)/         10.00          0.02             0.03         0.05                 -               -
---------------------------------------------------------------------------------------------------------------------------------
  Class M         4/30/01                   10.05          0.04            (0.84)       (0.80)            (0.02)              -
                  10/31/00   /(10)/         10.00          0.02             0.03         0.05                 -               -
---------------------------------------------------------------------------------------------------------------------------------
IDEX GE International Equity
  Class A         4/30/01                   12.76          0.04            (0.67)       (0.63)                -           (1.38)
                  10/31/00                  12.85          0.05             0.35         0.40                 -           (0.49)
                  10/31/99                  10.77          0.03             2.05         2.08                 -               -
                  10/31/98   /(4)/          10.57          0.07             0.20         0.27             (0.07)              -
                  10/31/97   /(15)/         10.00          0.07             0.50         0.57                 -               -
---------------------------------------------------------------------------------------------------------------------------------
  Class B         4/30/01                   12.53          0.03            (0.67)       (0.64)                -           (1.38)
                  10/31/00                  12.70         (0.03)            0.35         0.32                 -           (0.49)
                  10/31/99                  10.71         (0.06)            2.05         1.99                 -               -
                  10/31/98   /(4)/          10.52             -             0.20         0.20             (0.01)              -
                  10/31/97   /(15)/         10.00          0.02             0.50         0.52                 -               -
---------------------------------------------------------------------------------------------------------------------------------
  Class C         4/30/01                   12.53          0.03            (0.67)       (0.64)                -           (1.38)
                  10/31/00   /(3)/          12.70         (0.03)            0.35         0.32                 -           (0.49)
---------------------------------------------------------------------------------------------------------------------------------
  Class M         4/30/01                   12.57          0.03            (0.67)       (0.64)                -           (1.38)
                  10/31/00                  12.73         (0.02)            0.35         0.33                 -           (0.49)
                  10/31/99   /(3)/          10.72         (0.04)            2.05         2.01                 -               -
                  10/31/98   /(4)/          10.53          0.01             0.20         0.21             (0.02)              -
                  10/31/97   /(15)/         10.00          0.03             0.50         0.53                 -               -
---------------------------------------------------------------------------------------------------------------------------------



                     Total
                 Distributions


IDEX Federated Tax Exempt
  Class A       $
                         (0.55)
                         (0.64)
                         (0.63)
                         (0.61)
                         (0.05)
                         (0.63)
--------------------------------
  Class B                (0.19)
                         (0.48)
                         (0.56)
                         (0.55)
                         (0.53)
                         (0.04)
                         (0.56)
--------------------------------
  Class C                (0.19)
                         (0.48)
--------------------------------
  Class M                (0.21)
                         (0.52)
                         (0.60)
                         (0.60)
                         (0.58)
                         (0.04)
                         (0.60)
--------------------------------
IDEX Gabelli Global Growth
  Class A                (0.04)
                             -
--------------------------------
  Class B                (0.02)
                             -
--------------------------------
  Class C                (0.02)
                             -
--------------------------------
  Class M                (0.02)
                             -
--------------------------------
IDEX GE International Equity
  Class A                (1.38)
                         (0.49)
                             -
                         (0.07)
                             -
--------------------------------
  Class B                (1.38)
                         (0.49)
                             -
                         (0.01)
                             -
--------------------------------
  Class C                (1.38)
                         (0.49)
--------------------------------
  Class M                (1.38)
                         (0.49)
                             -
                         (0.02)
                             -
--------------------------------

See notes to Financial Highlights at pages 168 and 169.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Semi-Annual Report 2001

                                                                  Ratios/Supplemental Data
                                        Ratio of Expenses to Average Net Assets (1)(6)
Net Asset                Net Assets,                                                     Net Investment
 Value,                     End of         Excluding                     Including       Income (Loss)    Portfolio
   End         Total        Period          Credits         Gross         Credits          to Average      Turnover
of Period   Return (5)     (000's)                                                     Net Assets (1)(6)   Rate (7)


  $ 11.05         3.34%  $     17,785              1.35%        1.44%            1.35%              3.95%     21.52%
    10.91         8.38         16,999              1.35         1.68             1.35               4.14      67.32
    10.60        (6.23)        20,996              1.35         1.50             1.31               3.83      35.97
    11.94         7.19         22,313              1.23         1.27             1.23               4.08      42.42
    11.75         8.68         23,320              1.00         1.63             1.00               4.60      71.29
    11.40         0.76         24,439              1.00         1.89             1.00               4.60       3.79
    11.36         5.89         24,708              1.00         1.46             1.00               4.88      71.05
---------------------------------------------------------------------------------------------------------------------
    11.04         3.04          3,582              2.00         2.09             2.00               3.30      21.52
    10.90         7.72          1,728              2.00         2.33             2.00               3.49      67.32
    10.59        (6.89)         1,253              2.00         2.15             1.96               3.18      35.97
    11.94         6.50            654              1.88         1.92             1.88               3.43      42.42
    11.74         7.93            377              1.65         2.28             1.65               3.95      71.29
    11.40         0.71            198              1.65         2.54             1.65               3.94       3.79
    11.36         5.21            189              1.65         2.11             1.65               4.23      71.05
---------------------------------------------------------------------------------------------------------------------
    11.04         3.04          1,512              2.00         2.09             2.00               3.30      21.52
    10.90         7.72            195              2.00         2.33             2.00               3.49      67.32
---------------------------------------------------------------------------------------------------------------------
    11.05         3.22          2,254              1.60         1.69             1.60               3.70      21.52
    10.91         8.13          2,014              1.60         1.93             1.60               3.89      67.32
    10.59        (6.56)         2,193              1.60         1.75             1.56               3.58      35.97
    11.94         6.92          1,607              1.48         1.52             1.48               3.83      42.42
    11.75         8.39            921              1.25         1.88             1.25               4.35      71.29
    11.40         0.74            939              1.25         2.14             1.25               4.34       3.79
    11.36         5.63            907              1.25         1.71             1.25               4.63      71.05
---------------------------------------------------------------------------------------------------------------------

     9.25        (7.73)        17,394              1.74         1.96             1.74               1.29       8.08
    10.06         0.61          4,488              1.75         7.22             1.75               3.22          -
---------------------------------------------------------------------------------------------------------------------
     9.22        (8.02)        23,346              2.39         2.61             2.39               0.64       8.08
    10.05         0.52          6,558              2.40         7.87             2.40               2.57          -
---------------------------------------------------------------------------------------------------------------------
     9.22        (8.02)        12,247              2.39         2.61             2.39               0.64       8.08
    10.05         0.52          7,468              2.40         7.87             2.40               2.57          -
---------------------------------------------------------------------------------------------------------------------
     9.23        (7.97)         5,051              2.29         2.51             2.29               0.74       8.08
    10.05         0.54          2,240              2.30         7.77             2.30               2.67          -
---------------------------------------------------------------------------------------------------------------------

    10.75        (5.63)         7,177              1.55         2.62             1.55               0.37      21.10
    12.76         2.74          6,977              1.62         3.56             1.62               0.09     108.37
    12.76        19.12          4,902              1.90         3.53             1.90              (0.16)     71.70
    10.77         2.58          4,981              2.03         4.22             2.03              (0.21)     50.01
    10.57         5.70          3,076              1.70         8.93             1.70               0.19      21.85
---------------------------------------------------------------------------------------------------------------------
    10.51        (5.82)         5,890              2.20         3.27             2.20              (0.28)     21.10
    12.53         2.09          4,407              2.27         4.21             2.27              (0.56)    108.37
    12.70        18.45          1,527              2.55         4.18             2.55              (0.81)     71.70
    10.71         1.89          1,198              2.68         4.87             2.68              (0.86)     50.01
    10.52         5.20            589              2.35         9.58             2.35              (0.45)     21.85
---------------------------------------------------------------------------------------------------------------------
    10.51        (5.82)         1,185              2.20         3.27             2.20              (0.28)     21.10
    12.53         2.09            629              2.27         4.21             2.27              (0.56)    108.37
---------------------------------------------------------------------------------------------------------------------
    10.55        (5.79)           960              2.10         3.17             2.10              (0.18)     21.10
    12.57         2.19            840              2.17         4.11             2.17              (0.46)    108.37
    12.73        18.55            480              2.45         4.08             2.45              (0.71)     71.70
    10.72         1.99            397              2.58         4.77             2.58              (0.76)     50.01
    10.53         5.30            399              2.25         9.48             2.25              (0.35)     21.85
---------------------------------------------------------------------------------------------------------------------

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For a share of beneficial interest outstanding throughout each period:

                                                                     Investment Operations              Distributions
                                                               Net
                           Year or           Net Asset      Investment    Net Realized                     From Net
                            Period            Value,          Income     and Unrealized     Total         Investment
                            Ended          Beginning of       (Loss)      Gain (Loss)     Operations        Income
                                              Period

IDEX GE U.S. Equity
  Class A                  4/30/01         $       10.83   $     (0.01) $         (0.62) $     (0.63)   $            -
                           10/31/00 /(12)/         10.00             -             0.83         0.83                 -
-----------------------------------------------------------------------------------------------------------------------
  Class B                  4/30/01                 10.79         (0.05)           (0.62)       (0.67)                -
                           10/31/00 /(12)/         10.00         (0.04)            0.83         0.79                 -
-----------------------------------------------------------------------------------------------------------------------
  Class C                  4/30/01                 10.79         (0.05)           (0.62)       (0.67)                -
                           10/31/00 /(12)/         10.00         (0.04)            0.83         0.79                 -
-----------------------------------------------------------------------------------------------------------------------
  Class M                  4/30/01                 10.79         (0.04)           (0.62)       (0.66)                -
                           10/31/00 /(12)/         10.00         (0.04)            0.83         0.79                 -
-----------------------------------------------------------------------------------------------------------------------
IDEX Goldman Sachs Growth
  Class A                  4/30/01                 12.54         (0.03)           (1.54)       (1.57)                -
                           10/31/00                11.40          0.02             1.15         1.17                 -
                           10/31/99 /(13)/         10.00          0.03             1.37         1.40                 -
-----------------------------------------------------------------------------------------------------------------------
  Class B                  4/30/01                 12.41         (0.05)           (1.54)       (1.59)                -
                           10/31/00                11.35         (0.06)            1.15         1.09                 -
                           10/31/99 /(13)/         10.00         (0.02)            1.37         1.35                 -
-----------------------------------------------------------------------------------------------------------------------
  Class C                  4/30/01                 12.41         (0.05)           (1.54)       (1.59)                -
                           10/31/00 /(13)/         11.35         (0.06)            1.15         1.09                 -
-----------------------------------------------------------------------------------------------------------------------
  Class M                  4/30/01                 12.43         (0.04)           (1.54)       (1.58)                -
                           10/31/00                11.36         (0.05)            1.15         1.10                 -
                           10/31/99 /(13)/         10.00         (0.01)            1.37         1.36                 -
-----------------------------------------------------------------------------------------------------------------------
IDEX Great Companies-America/SM/
  Class A                  4/30/01                 10.58          0.01            (1.05)       (1.04)                -
                           10/31/00 /(11)/         10.00             -            (0.58)       (0.58)                -
-----------------------------------------------------------------------------------------------------------------------
  Class B                  4/30/01                 10.56         (0.02)           (1.05)       (1.07)                -
                           10/31/00 /(11)/         10.00         (0.02)           (0.58)       (0.56)                -
-----------------------------------------------------------------------------------------------------------------------
  Class C                  4/30/01                 10.56         (0.02)           (1.05)       (1.07)                -
                           10/31/00 /(11)/         10.00         (0.02)           (0.58)       (0.56)                -
-----------------------------------------------------------------------------------------------------------------------
  Class M                  4/30/01                 10.56         (0.02)           (1.05)       (1.07)                -
                           10/31/00 /(11)/         10.00         (0.02)           (0.58)       (0.56)                -
-----------------------------------------------------------------------------------------------------------------------
IDEX Great Companies-Global/2/
  Class A                  4/30/01                  9.81             -            (1.86)       (1.86)                -
                           10/31/00 /(10)/         10.00             -            (0.19)       (0.19)                -
-----------------------------------------------------------------------------------------------------------------------
  Class B                  4/30/01                  9.80         (0.02)           (1.86)       (1.88)                -
                           10/31/00 /(10)/         10.00         (0.01)           (0.19)       (0.20)                -
-----------------------------------------------------------------------------------------------------------------------
  Class C                  4/30/01                  9.80         (0.02)           (1.86)       (1.88)                -
                           10/31/00 /(10)/         10.00         (0.01)           (0.19)       (0.20)                -
-----------------------------------------------------------------------------------------------------------------------
  Class M                  4/30/01                  9.80         (0.02)           (1.86)       (1.88)                -
                           10/31/00 /(10)/         10.00         (0.01)           (0.19)       (0.20)                -
-----------------------------------------------------------------------------------------------------------------------
IDEX Great Companies-Technology/SM/
  Class A                  4/30/01                  7.93         (0.01)           (2.81)       (2.82)                -
                           10/31/00 /(11)/         10.00             -            (2.07)       (2.07)                -
-----------------------------------------------------------------------------------------------------------------------
  Class B                  4/30/01                  7.91         (0.03)           (2.81)       (2.84)                -
                           10/31/00 /(11)/         10.00         (0.02)           (2.07)       (2.09)                -
-----------------------------------------------------------------------------------------------------------------------
  Class C                  4/30/01                  7.91         (0.03)           (2.81)       (2.84)                -
                           10/31/00 /(11)/         10.00         (0.02)           (2.07)       (2.09)                -
-----------------------------------------------------------------------------------------------------------------------
  Class M                  4/30/01                  7.92         (0.03)           (2.81)       (2.84)                -
                           10/31/00 /(11)/         10.00         (0.01)           (2.07)       (2.08)                -
-----------------------------------------------------------------------------------------------------------------------
IDEX Isabelle Small Cap Value
  Class A                  4/30/01  /(8)/          10.00             -             0.53         0.53                 -
-----------------------------------------------------------------------------------------------------------------------
  Class B                  4/30/01  /(8)/          10.00             -             0.53         0.53                 -
-----------------------------------------------------------------------------------------------------------------------
  Class C                  4/30/01  /(8)/          10.00         (0.01)            0.53         0.52                 -
-----------------------------------------------------------------------------------------------------------------------
  Class M                  4/30/01  /(8)/          10.00         (0.01)            0.53         0.52                 -
-----------------------------------------------------------------------------------------------------------------------


                              From Net
                              Realized          Total
                            Capital Gains   Distributions


IDEX GE U.S. Equity
  Class A                   $           -   $
                                        -               -
-----------------------------------------------------------
  Class B                               -               -
                                        -               -
-----------------------------------------------------------
  Class C                               -               -
                                        -               -
-----------------------------------------------------------
  Class M                               -               -
                                        -               -
-----------------------------------------------------------
IDEX Goldman Sachs Growth
  Class A                           (0.14)          (0.14)
                                    (0.03)          (0.03)
                                        -               -
-----------------------------------------------------------
  Class B                           (0.14)          (0.14)
                                    (0.03)          (0.03)
                                        -               -
-----------------------------------------------------------
  Class C                           (0.14)          (0.14)
                                    (0.03)          (0.03)
-----------------------------------------------------------
  Class M                           (0.14)          (0.14)
                                    (0.03)          (0.03)
                                        -               -
-----------------------------------------------------------
IDEX Great Companies-America/SM/
  Class A                               -               -
                                        -               -
-----------------------------------------------------------
  Class B                               -               -
                                        -               -
-----------------------------------------------------------
  Class C                               -               -
                                        -               -
-----------------------------------------------------------
  Class M                               -               -
                                        -               -
-----------------------------------------------------------
IDEX Great Companies-Global/2/
  Class A                           (0.03)          (0.03)
                                        -               -
-----------------------------------------------------------
  Class B                           (0.03)          (0.03)
                                        -               -
-----------------------------------------------------------
  Class C                           (0.03)          (0.03)
                                        -               -
-----------------------------------------------------------
  Class M                           (0.03)          (0.03)
                                        -               -
-----------------------------------------------------------
IDEX Great Companies-Technology/SM/
  Class A                               -               -
                                        -               -
-----------------------------------------------------------
  Class B                               -               -
                                        -               -
-----------------------------------------------------------
  Class C                               -               -
                                        -               -
-----------------------------------------------------------
  Class M                               -               -
                                        -               -
-----------------------------------------------------------
IDEX Isabelle Small Cap Value
  Class A                               -               -
-----------------------------------------------------------
  Class B                               -               -
-----------------------------------------------------------
  Class C                               -               -
-----------------------------------------------------------
  Class M                               -               -
-----------------------------------------------------------

See notes to the Financial Highlights at pages 168 and 169.

The notes to the financial statements are an integral part of these statements.

                                                                  Ratios/Supplemental Data
Net Asset                Net Assets,    Ratio of Expenses to Average Net Assets (1)(6)   Net Investment
 Value,                     End of         Excluding                     Including        Income (Loss)    Portfolio
   End         Total        Period          Credits         Gross         Credits          to Average       Turnover
of Period    Return (5)    (000's)                                                      Net Assets (1)(6)   Rate (7)


   $10.20        (5.81)% $      5,085              1.55%        2.57%            1.55%             (0.30)%     71.21%
    10.83         8.30          2,974              1.55         6.85             1.55              (0.42)     110.96
----------------------------------------------------------------------------------------------------------------------
    10.12        (6.12)        10,237              2.20         3.22             2.20              (0.95)      71.21
    10.79         7.86          3,635              2.20         7.50             2.20              (1.07)     110.96
----------------------------------------------------------------------------------------------------------------------
    10.12        (6.12)         2,738              2.20         3.22             2.20              (0.95)      71.21
    10.79         7.86          2,077              2.20         7.50             2.20              (1.07)     110.96
----------------------------------------------------------------------------------------------------------------------
    10.13        (6.08)         1,450              2.10         3.12             2.10              (0.85)      71.21
    10.79         7.93            741              2.10         7.40             2.10              (0.97)     110.96
----------------------------------------------------------------------------------------------------------------------

    10.83       (12.58)         7,430              1.55         1.86             1.55              (0.45)       9.74
    12.54        10.29          6,587              1.55         2.53             1.55              (0.47)      25.10
    11.40        13.97          1,978              1.55         7.65             1.54              (0.55)      21.91
----------------------------------------------------------------------------------------------------------------------
    10.68       (12.91)        11,424              2.20         2.51             2.20              (1.10)       9.74
    12.41         9.54          7,908              2.20         3.18             2.20              (1.12)      25.10
    11.35        13.54          2,261              2.20         8.30             2.19              (1.20)      21.91
----------------------------------------------------------------------------------------------------------------------
    10.68       (12.91)         6,427              2.20         2.51             2.20              (1.10)       9.74
    12.41         9.54          6,484              2.20         3.18             2.20              (1.12)      25.10
----------------------------------------------------------------------------------------------------------------------
    10.71       (12.86)         3,295              2.10         2.41             2.10              (1.00)       9.74
    12.43         9.65          2,976              2.10         3.08             2.10              (1.02)      25.10
    11.36        13.61            748              2.10         8.20             2.09              (1.10)      21.91
----------------------------------------------------------------------------------------------------------------------

     9.54        (9.88)        31,515              1.55         1.76             1.55              (0.09)       1.77
    10.58         5.81         13,377              1.55         3.38             1.55              (0.08)       2.11
----------------------------------------------------------------------------------------------------------------------
     9.49       (10.18)        28,678              2.20         2.41             2.20              (0.74)       1.77
    10.56         5.62          7,839              2.20         4.03             2.20              (0.73)       2.11
----------------------------------------------------------------------------------------------------------------------
     9.49       (10.18)         8,583              2.20         2.41             2.20              (0.74)       1.77
    10.56         5.62          2,875              2.20         4.03             2.20              (0.73)       2.11
----------------------------------------------------------------------------------------------------------------------
     9.49       (10.14)         5,902              2.10         2.31             2.10              (0.64)       1.77
    10.56         5.65          1,744              2.10         3.93             2.10              (0.63)       2.11
----------------------------------------------------------------------------------------------------------------------

     7.92       (19.00)         4,628              1.55         3.57             1.55              (0.20)       3.87
     9.81        (1.92)         2,173              1.55        25.34             1.55              (0.52)      15.15
----------------------------------------------------------------------------------------------------------------------
     7.89       (19.29)         2,688              2.20         4.22             2.20              (0.85)       3.87
     9.80        (2.01)           582              2.20        25.99             2.20              (1.17)      15.15
----------------------------------------------------------------------------------------------------------------------
     7.89       (19.29)         1,075              2.20         4.22             2.20              (0.85)       3.87
     9.80        (2.01)           353              2.20        25.99             2.20              (1.17)      15.15
----------------------------------------------------------------------------------------------------------------------
     7.89       (19.25)           906              2.10         4.12             2.10              (0.75)       3.87
     9.80        (1.99)           833              2.10        25.89             2.10              (1.07)      15.15
----------------------------------------------------------------------------------------------------------------------

     5.11       (35.56)         8,957              1.55         2.47             1.55              (0.76)      11.36
     7.93       (20.66)         6,322              1.55         5.55             1.55              (0.64)      11.25
----------------------------------------------------------------------------------------------------------------------
     5.07       (35.88)         6,932              2.20         3.12             2.20              (1.41)      11.36
     7.91       (20.86)         3,295              2.20         6.20             2.20              (1.29)      11.25
----------------------------------------------------------------------------------------------------------------------
     5.07       (35.88)         2,152              2.20         3.12             2.20              (1.41)      11.36
     7.91       (20.86)         1,443              2.20         6.20             2.20              (1.29)      11.25
----------------------------------------------------------------------------------------------------------------------
     5.08       (35.83)         1,389              2.10         1.92             2.10              (1.31)      11.36
     7.92       (20.83)           710              2.10         6.10             2.10              (1.19)      11.25
----------------------------------------------------------------------------------------------------------------------

    10.53         5.30            318              1.85         5.88             1.85              (0.32)          -
----------------------------------------------------------------------------------------------------------------------
    10.53         5.25            482              2.50         6.53             2.50              (0.97)          -
----------------------------------------------------------------------------------------------------------------------
    10.52         5.23            225              2.50         6.53             2.50              (0.97)          -
----------------------------------------------------------------------------------------------------------------------
    10.52         5.23            210              2.40         6.43             2.40              (0.87)          -
----------------------------------------------------------------------------------------------------------------------

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For a share of beneficial interest outstanding throughout each period:

                                                                Investment Operations                             Distributions
                                        Net Asset         Net
                       Year or           Value,        Investment    Net Realized                    From Net      From Net
                       Period         Beginning of       Income     and Unrealized     Total        Investment     Realized
                        Ended            Period          (Loss)      Gain (Loss)     Operations       Income     Capital Gains


IDEX Janus Balanced
  Class A              4/30/01        $       19.75    $     0.17  $         (0.99) $     (0.82)   $     (0.18) $        (0.28)
                      10/31/00                18.96          0.25             1.03         1.28          (0.24)          (0.25)
                      10/31/99                14.75          0.19             4.27         4.46          (0.17)          (0.08)
                      10/31/98                14.34          0.15             1.76         1.91          (0.15)          (1.35)
                      10/31/97                13.58          0.19             2.52         2.71          (0.20)          (1.75)
                      10/31/96  /(2)/         13.47          0.01             0.10         0.11              -               -
                       9/30/96                11.47          0.24             2.25         2.49          (0.21)          (0.28)
--------------------------------------------------------------------------------------------------------------------------------
  Class B              4/30/01                19.73          0.12            (0.99)       (0.87)         (0.12)          (0.28)
                      10/31/00                18.95          0.21             1.03         1.24          (0.21)          (0.25)
                      10/31/99                14.74          0.08             4.27         4.35          (0.06)          (0.08)
                      10/31/98                14.33          0.06             1.76         1.82          (0.06)          (1.35)
                      10/31/97                13.56          0.12             2.52         2.64          (0.12)          (1.75)
                      10/31/96  /(2)/         13.46             -             0.10         0.10              -               -
                       9/30/96                11.47          0.15             2.25         2.40          (0.13)          (0.28)
--------------------------------------------------------------------------------------------------------------------------------
  Class C              4/30/01                19.73          0.12            (0.99)       (0.87)         (0.12)          (0.28)
                      10/31/00  /(3)/         18.95          0.21             1.03         1.24          (0.21)          (0.25)
--------------------------------------------------------------------------------------------------------------------------------
  Class M              4/30/01                19.73          0.14            (0.99)       (0.85)         (0.13)          (0.28)
                      10/31/00                18.95          0.23             1.03         1.26          (0.23)          (0.25)
                      10/31/99  /(3)/         14.74          0.10             4.27         4.37          (0.08)          (0.08)
                      10/31/98                14.33          0.07             1.76         1.83          (0.07)          (1.35)
                      10/31/97                13.57          0.12             2.52         2.64          (0.13)          (1.75)
                      10/31/96  /(2)/         13.46          0.01             0.10         0.11              -               -
                       9/30/96                11.47          0.16             2.25         2.41          (0.14)          (0.28)
--------------------------------------------------------------------------------------------------------------------------------
IDEX Janus Capital Appreciation
  Class A              4/30/01                32.08          0.21           (13.04)      (12.83)             -               -
                      10/31/00                31.09         (0.13)            3.19         3.06              -           (2.07)
                      10/31/99                16.97          0.05            15.88        15.93              -           (1.81)
                      10/31/98                15.90          0.01             1.51         1.52              -           (0.45)
                      10/31/97                15.49          0.04             0.58         0.62              -           (0.21)
                      10/31/96  /(2)/         15.75         (0.02)           (0.24)       (0.26)             -               -
                       9/30/96  /(4)/         13.54         (0.02)            3.12         3.10          (0.07)          (0.82)
--------------------------------------------------------------------------------------------------------------------------------
  Class B              4/30/01                31.25          0.43           (13.04)      (12.61)             -               -
                      10/31/00                30.51         (0.38)            3.19         2.81              -           (2.07)
                      10/31/99                16.72         (0.28)           15.88        15.60              -           (1.81)
                      10/31/98                15.74         (0.08)            1.51         1.43              -           (0.45)
                      10/31/97                15.42         (0.05)            0.58         0.53              -           (0.21)
                      10/31/96  /(2)/         15.69         (0.03)           (0.24)       (0.27)             -               -
                       9/30/96                13.49         (0.10)            3.12         3.02              -           (0.82)
--------------------------------------------------------------------------------------------------------------------------------
  Class C              4/30/01                31.25          0.43           (13.04)      (12.61)             -               -
                      10/31/00  /(3)/         30.51         (0.38)            3.19         2.81              -           (2.07)
--------------------------------------------------------------------------------------------------------------------------------
  Class M              4/30/01                31.38          0.39           (13.04)      (12.65)             -               -
                      10/31/00                30.60         (0.34)            3.19         2.85              -           (2.07)
                      10/31/99  /(3)/         16.76         (0.23)           15.88        15.65              -           (1.81)
                      10/31/98                15.77         (0.07)            1.51         1.44              -           (0.45)
                      10/31/97                15.43         (0.03)            0.58         0.55              -           (0.21)
                      10/31/96  /(2)/         15.70         (0.03)           (0.24)       (0.27)             -               -
                       9/30/96  /(4)/         13.49         (0.08)            3.12         3.04          (0.01)          (0.82)
--------------------------------------------------------------------------------------------------------------------------------



                           Total
                       Distributions


IDEX Janus Balanced
  Class A             $
                               (0.49)
                               (0.25)
                               (1.50)
                               (1.95)
                                   -
                               (0.49)
--------------------------------------
  Class B                      (0.40)
                               (0.46)
                               (0.14)
                               (1.41)
                               (1.87)
                                   -
                               (0.41)
--------------------------------------
  Class C                      (0.40)
                               (0.46)
--------------------------------------
  Class M                      (0.41)
                               (0.48)
                               (0.16)
                               (1.42)
                               (1.88)
                                   -
                               (0.42)
--------------------------------------
IDEX Janus Capital Appreciation
  Class A                          -
                               (2.07)
                               (1.81)
                               (0.45)
                               (0.21)
                                   -
                               (0.89)
--------------------------------------
  Class B                          -
                               (2.07)
                               (1.81)
                               (0.45)
                               (0.21)
                                   -
                               (0.82)
--------------------------------------
  Class C                          -
                               (2.07)
--------------------------------------
  Class M                          -
                               (2.07)
                               (1.81)
                               (0.45)
                               (0.21)
                                   -
                               (0.83)
--------------------------------------

See notes to the Financial Highlights at pages 168 and 169.

The notes to the financial statements are an integral part of these statements.

                                                                Ratios/Supplemental Data
                                        Ratio of Expenses to Average Net Assets (1)(6)
Net Asset                Net Assets,                                                   Net Investment
 Value,                     End of         Excluding                     Including      Income (Loss)  Portfolio
   End         Total        Period          Credits         Gross         Credits        to Average     Turnover
of Period    Return (5)    (000's)                                                      Assets (1)(6)   Rate (7)


   $18.47        (4.21)% $    133,170              1.60%          - %            1.60%           1.58%     59.73%
    19.75         7.23        133,445              1.67         1.69             1.67            1.73      70.87
    18.96        30.43         67,749              1.81         1.82             1.81            1.28      59.57
    14.75        14.69         22,995              1.85         2.04             1.85            1.12      61.50
    14.34        22.96         13,414              1.85         2.88             1.85            1.29     127.08
    13.58         0.81          8,402              1.85         3.44             1.85            1.84       9.08
    13.47        22.12          8,056              1.85         3.11             1.85            1.87     175.78
------------------------------------------------------------------------------------------------------------------
    18.46        (4.50)       249,223              2.25            -             2.25            2.23      59.73
    19.73         6.58        229,160              2.32         2.34             2.32            1.08      70.87
    18.95        29.64         92,833              2.46         2.47             2.46            0.63      59.57
    14.74        13.97         11,916              2.50         2.69             2.50            0.47      61.50
    14.33        22.19          2,583              2.50         3.53             2.50            0.64     127.08
    13.56         0.74            878              2.50         4.09             2.50            1.18       9.08
    13.46        21.38            687              2.50         3.76             2.50            1.22     175.78
------------------------------------------------------------------------------------------------------------------
    18.46        (4.50)        48,445              2.25            -             2.25            2.23      59.73
    19.73         6.58         42,447              2.32         2.34             2.32            1.08      70.87
------------------------------------------------------------------------------------------------------------------
    18.47        (4.45)        69,566              2.15            -             2.15            2.13      59.73
    19.73         6.68         66,249              2.22         2.24             2.22            1.18      70.87
    18.95        29.76         34,122              2.36         2.37             2.36            0.73      59.57
    14.74        14.08          4,897              2.40         2.59             2.40            0.57      61.50
    14.33        22.31          1,561              2.40         3.43             2.40            0.74     127.08
    13.57         0.81            967              2.40         3.99             2.40            1.28       9.08
    13.46        21.49            943              2.40         3.66             2.40            1.32     175.78
------------------------------------------------------------------------------------------------------------------

    19.25       (39.97)        97,083              1.85         1.87             1.85           (1.43)     39.59
    32.08         9.14        176,996              1.85         1.89             1.85           (1.53)    103.64
    31.09       102.19         74,614              1.84         2.02             1.84           (1.55)     93.54
    16.97         9.87         23,798              1.85         2.24             1.85           (1.37)    136.59
    15.90         4.09         20,605              1.85         2.66             1.85           (1.27)    130.48
    15.49        (1.59)        19,350              1.85         2.48             1.85           (1.41)     10.11
    15.75        24.35         18,713              1.85         2.72             1.85           (0.35)    160.72
------------------------------------------------------------------------------------------------------------------
    18.64       (40.35)       114,294              2.50         2.52             2.50           (2.18)     39.59
    31.25         8.45        187,067              2.50         2.54             2.50           (2.20)    103.64
    30.51       101.72         36,467              2.49         2.67             2.49           (2.20)     93.54
    16.72         9.35          3,734              2.50         2.89             2.50           (2.02)    136.59
    15.74         3.56          2,866              2.50         3.31             2.50           (1.92)    130.48
    15.42        (1.66)         2,132              2.50         3.13             2.50           (2.06)     10.11
    15.69        23.63          2,022              2.50         3.37             2.50           (1.00)    160.72
------------------------------------------------------------------------------------------------------------------
    18.64       (40.35)        23,805              2.50         2.52             2.50           (2.18)     39.59
    31.25         8.45         43,065              2.50         2.54             2.50           (2.20)    103.64
------------------------------------------------------------------------------------------------------------------
    18.73       (40.29)        29,612              2.40         2.42             2.40           (1.98)     39.59
    31.38         8.55         51,450              2.40         2.44             2.40           (2.08)    103.64
    30.60       101.79         10,062              2.39         2.57             2.39           (2.10)     93.54
    16.76         9.43          1,382              2.40         2.79             2.40           (1.92)    136.59
    15.77         3.64          1,751              2.40         3.21             2.40           (1.82)    130.48
    15.43        (1.66)         2,243              2.40         3.03             2.40           (1.96)     10.11
    15.70        23.81          2,369              2.40         3.27             2.40           (0.90)    160.72
------------------------------------------------------------------------------------------------------------------

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For a share of beneficial interest outstanding throughout each period:

                                                                     Investment Operations
                                              Net Asset        Net
                           Year or              Value,      Investment    Net Realized                    From Net
                            Period            Beginning       Income     and Unrealized     Total        Investment
                            Ended             of Period       (Loss)      Gain (Loss)     Operations       Income


IDEX Janus Flexible Income
  Class A                  4/30/01            $     9.26    $     0.24   $         0.26   $     0.50    $     (0.23)
                           10/31/00                 9.46          0.57            (0.19)        0.38          (0.58)
                           10/31/99                 9.84          0.54            (0.38)        0.16          (0.54)
                           10/31/98                 9.75          0.61             0.10         0.71          (0.62)
                           10/31/97                 9.33          0.61             0.42         1.03          (0.61)
                           10/31/96 /(2)/           9.19          0.05             0.14         0.19          (0.05)
                           9/30/96                  9.17          0.60                -         0.60          (0.58)
---------------------------------------------------------------------------------------------------------------------
  Class B                  4/30/01                  9.26          0.21             0.26         0.47          (0.20)
                           10/31/00                 9.46          0.51            (0.19)        0.32          (0.52)
                           10/31/99                 9.83          0.49            (0.38)        0.11          (0.48)
                           10/31/98                 9.75          0.54             0.10         0.64          (0.56)
                           10/31/97                 9.32          0.56             0.42         0.98          (0.55)
                           10/31/96 /(2)/           9.18          0.05             0.14         0.19          (0.05)
                           9/30/96                  9.17          0.53                -         0.53          (0.52)
---------------------------------------------------------------------------------------------------------------------
  Class C                  4/30/01                  9.26          0.21             0.26         0.47          (0.20)
                           10/31/00 /(3)/           9.46          0.51            (0.19)        0.32          (0.52)
---------------------------------------------------------------------------------------------------------------------
  Class M                  4/30/01                  9.26          0.21             0.26         0.47          (0.20)
                           10/31/00                 9.46          0.52            (0.19)        0.33          (0.53)
                           10/31/99 /(3)/           9.84          0.49            (0.38)        0.11          (0.49)
                           10/31/98                 9.75          0.56             0.10         0.66          (0.57)
                           10/31/97                 9.32          0.57             0.42         0.99          (0.56)
                           10/31/96 /(2)/           9.18          0.05             0.14         0.19          (0.05)
                           9/30/96                  9.17          0.54                -         0.54          (0.53)
---------------------------------------------------------------------------------------------------------------------
IDEX Janus Global
  Class A                  4/30/01                 40.20         (0.12)           (7.15)       (7.27)             -
                           10/31/00                33.80             -             7.53         7.53              -
                           10/31/99 /(14)/         24.09          0.22             9.49         9.71              -
                           10/31/98 /(4)/          23.74          0.08             2.34         2.42              -
                           10/31/97                21.39          0.07             4.38         4.45              -
                           10/31/96 /(2)/          21.40         (0.02)            0.01        (0.01)             -
                           9/30/96                 17.73         (0.09)            4.38         4.29              -
---------------------------------------------------------------------------------------------------------------------
  Class B                  4/30/01                 38.97          0.04            (7.15)       (7.11)             -
                           10/31/00                32.98         (0.41)            7.53         7.12              -
                           10/31/99 /(14)/         23.62         (0.13)            9.49         9.36              -
                           10/31/98 /(4)/          23.38         (0.03)            2.34         2.31              -
                           10/31/97                21.13         (0.03)            4.38         4.35              -
                           10/31/96 /(2)/          21.14         (0.02)            0.01        (0.01)             -
                           9/30/96                 17.57         (0.19)            4.38         4.19              -
---------------------------------------------------------------------------------------------------------------------
  Class C                  4/30/01                 38.98          0.03            (7.15)       (7.12)             -
                           10/31/00 /(3)/          32.98         (0.40)            7.53         7.13              -
---------------------------------------------------------------------------------------------------------------------
  Class M                  4/30/01                 38.94          0.06            (7.15)       (7.09)             -
                           10/31/00                32.91         (0.37)            7.53         7.16              -
                           10/31/99 /(3)(14)/      23.56         (0.14)            9.49         9.35              -
                           10/31/98 /(4)/          23.30         (0.01)            2.34         2.33              -
                           10/31/97                21.03         (0.01)            4.38         4.37              -
                           10/31/96 /(2)/          21.04         (0.02)            0.01        (0.01)             -
                           9/30/96                 17.46         (0.18)            4.38         4.20              -
---------------------------------------------------------------------------------------------------------------------


                              From Net
                              Realized          Total
                            Capital Gains   Distributions


IDEX Janus Flexible Income
  Class A                   $           -  $
                                        -           (0.58)
                                        -           (0.54)
                                        -           (0.62)
                                        -           (0.61)
                                        -           (0.05)
                                        -           (0.58)
-----------------------------------------------------------
  Class B                               -           (0.20)
                                        -           (0.52)
                                        -           (0.48)
                                        -           (0.56)
                                        -           (0.55)
                                        -           (0.05)
                                        -           (0.52)
-----------------------------------------------------------
  Class C                               -           (0.20)
                                        -           (0.52)
-----------------------------------------------------------
  Class M                               -           (0.20)
                                        -           (0.53)
                                        -           (0.49)
                                        -           (0.57)
                                        -           (0.56)
                                        -           (0.05)
                                        -           (0.53)
-----------------------------------------------------------
IDEX Janus Global
  Class A                           (2.47)          (2.47)
                                    (1.13)          (1.13)
                                        -               -
                                    (2.07)          (2.07)
                                    (2.10)          (2.10)
                                        -               -
                                    (0.62)          (0.62)
-----------------------------------------------------------
  Class B                           (2.47)          (2.47)
                                    (1.13)          (1.13)
                                        -               -
                                    (2.07)          (2.07)
                                    (2.10)          (2.10)
                                        -               -
                                    (0.62)          (0.62)
-----------------------------------------------------------
  Class C                           (2.47)          (2.47)
                                    (1.13)          (1.13)
-----------------------------------------------------------
  Class M                           (2.47)          (2.47)
                                    (1.13)          (1.13)
                                        -               -
                                    (2.07)          (2.07)
                                    (2.10)          (2.10)
                                        -               -
                                    (0.62)          (0.62)
-----------------------------------------------------------

See notes to the Financial Highlights at pages 168 and 169.

The notes to the financial statements are an integral part of these statements.

IDEX Mutual Funds
Semi-Annual Report 2001

                                                                 Ratios/Supplemental Data
                                       Ratio of Expenses to Average Net Assets (1)(6)
Net asset               Net Assets,                                                     Net Investment
 Value,                    End of         Excluding                     Including       Income (Loss)    Portfolio
   End         Total       Period          Credits         Gross         Credits          to Average      Turnover
of Period   Return (5)    (000's)                                                     Net Assets (1)(6)   Rate (7)


    $9.53         5.42% $     23,046              1.60%          - %            1.60%              5.24%    165.55%
     9.26         4.10        16,530              1.84         1.87             1.84               6.17     165.55
     9.46         1.70        14,963              1.85         2.00             1.85               5.72     100.22
     9.84         7.43        14,970              1.83            -             1.83               6.22      90.63
     9.75        11.53        15,532              1.85         2.40             1.85               6.41     135.53
     9.33         2.08        17,001              1.85         2.98             1.85               6.15      16.16
     9.19         6.73        17,065              1.85         2.07             1.85               6.46     135.38
--------------------------------------------------------------------------------------------------------------------
     9.53         5.05        24,988              2.25            -             2.25               4.59     156.57
     9.26         3.46        14,008              2.49         2.51             2.49               5.52     165.55
     9.46         1.01         9,006              2.50         2.65             2.50               5.07     100.22
     9.83         6.74         2,387              2.48            -             2.48               5.57      90.63
     9.75        10.79           746              2.50         3.05             2.50               5.76     135.53
     9.32         2.04           522              2.50         3.63             2.50               5.50      16.16
     9.18         5.94           494              2.50         2.72             2.50               5.81     135.38
--------------------------------------------------------------------------------------------------------------------
     9.53         5.05        10,305              2.25            -             2.25               4.59     156.57
     9.26         3.46         8,169              2.49         2.51             2.49               5.52     165.55
--------------------------------------------------------------------------------------------------------------------
     9.53         5.11        11,173              2.15            -             2.15               4.69     156.57
     9.26         3.56         6,220              2.39         2.41             2.39               5.62     165.55
     9.46         1.11         3,778              2.40         2.55             2.40               5.17     100.22
     9.84         6.84         2,207              2.38            -             2.38               5.67      90.63
     9.75        10.91           928              2.40         2.95             2.40               5.86     135.53
     9.32         2.04           846              2.40         3.53             2.40               5.60      16.16
     9.18         6.03           883              2.40         2.62             2.40               5.91     135.38
--------------------------------------------------------------------------------------------------------------------

    30.46       (19.01)      541,638              1.59            -             1.59              (0.28)     42.29
    40.20        22.26       749,671              1.64            -             1.64              (0.56)     52.51
    33.80        40.31       487,787              1.73            -             1.73              (0.22)    145.40
    24.09        11.30       296,450              1.82            -             1.82              (0.45)     87.68
    23.74        22.72       218,681              1.91            -             1.91              (0.50)     91.02
    21.39        (0.05)      135,837              2.08            -             2.07              (1.15)      2.59
    21.40        25.04       131,347              2.09            -             2.06              (0.67)     97.94
--------------------------------------------------------------------------------------------------------------------
    29.39       (19.23)      458,470              2.24            -             2.24              (0.93)     42.29
    38.97        21.62       614,789              2.29            -             2.29              (1.21)     52.51
    32.98        39.62       283,847              2.38            -             2.38              (0.87)    145.40
    23.62        10.93       110,630              2.47            -             2.47              (1.10)     87.68
    23.38        22.53        43,951              2.56            -             2.56              (1.15)     91.02
    21.13        (0.05)        5,966              2.73            -             2.72              (1.80)      2.59
    21.14        24.70         5,000              2.74            -             2.71              (1.32)     97.94
--------------------------------------------------------------------------------------------------------------------
    29.39       (19.23)       81,148              2.24            -             2.24              (0.93)     42.29
    38.98        21.62       116,071              2.29            -             2.29              (1.21)     52.51
--------------------------------------------------------------------------------------------------------------------
    29.38       (19.16)      223,189              2.14            -             2.14              (0.83)     42.29
    38.94        21.72       306,667              2.19            -             2.19              (1.11)     52.51
    32.91        39.73       155,147              2.28            -             2.28              (0.77)    145.40
    23.56        11.08        63,552              2.37            -             2.37              (1.00)     87.68
    23.30        22.72        27,210              2.46            -             2.46              (1.05)     91.02
    21.03        (0.05)        8,624              2.63            -             2.62              (1.70)      2.59
    21.04        24.91         8,081              2.64            -             2.61              (1.22)     97.94
--------------------------------------------------------------------------------------------------------------------

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For a share of beneficial interest outstanding throughout each period:

                                                                     Investment Operations               Distributions
                                             Net Asset         Net
                           Year or            Value,        Investment    Net Realized                     From Net
                            Period         Beginning of       Income     and Unrealized     Total         Investment
                            Ended             Period          (Loss)      Gain (Loss)     Operations        Income


IDEX Janus Growth
  Class A                  4/30/01         $       43.81    $     0.11  $        (12.82) $    (12.71)    $           -
                           10/31/00                46.72          0.03             5.35         5.38                 -
                           10/31/99                29.35          0.06            17.70        17.76                 -
                           10/31/98                25.04         (0.02)            7.64         7.62                 -
                           10/31/97                21.97         (0.02)            3.56         3.54                 -
                           10/31/96 /(2)/          22.21             -            (0.24)       (0.24)                -
                           9/30/96                 22.84         (0.11)            4.66         4.55                 -
------------------------------------------------------------------------------------------------------------------------
  Class B                  4/30/01                 42.08          0.57           (12.82)      (12.25)                -
                           10/31/00                45.38         (0.36)            5.35         4.99                 -
                           10/31/99                28.63         (0.56)           17.70        17.14                 -
                           10/31/98                24.55         (0.25)            7.64         7.39                 -
                           10/31/97                21.60         (0.14)            3.56         3.42                 -
                           10/31/96 /(2)/          21.85         (0.01)           (0.24)       (0.25)                -
                           9/30/96                 22.64         (0.27)            4.66         4.39                 -
------------------------------------------------------------------------------------------------------------------------
  Class C                  4/30/01                 42.08          0.57           (12.82)      (12.25)                -
                           10/31/00 /(3)/          45.38         (0.36)            5.35         4.99                 -
------------------------------------------------------------------------------------------------------------------------
  Class M                  4/30/01                 42.35          0.49           (12.82)      (12.33)                -
                           10/31/00                45.58         (0.29)            5.35         5.06                 -
                           10/31/99 /(3)/          28.74         (0.47)           17.70        17.23                 -
                           10/31/98                24.62         (0.21)            7.64         7.43                 -
                           10/31/97                21.65         (0.12)            3.56         3.44                 -
                           10/31/96 /(2)/          21.91         (0.02)           (0.24)       (0.26)                -
                           9/30/96                 22.64         (0.21)            4.66         4.45                 -
------------------------------------------------------------------------------------------------------------------------
  Class T                  4/30/01                 44.76         (0.14)          (12.82)      (12.96)                -
                           10/31/00                47.45          0.25             5.35         5.60                 -
                           10/31/99                29.74          0.40            17.70        18.10                 -
                           10/31/98 /(4)/          25.31          0.13             7.64         7.77             (0.03)
                           10/31/97                22.17          0.05             3.56         3.61                 -
                           10/31/96 /(2)/          22.41             -            (0.24)       (0.24)                -
                           9/30/96  /(16)/         22.23             -             0.18         0.18                 -
------------------------------------------------------------------------------------------------------------------------
IDEX Janus Growth & Income
  Class A                  4/30/01  /(9)/          10.00          0.03            (0.37)       (0.34)                -
------------------------------------------------------------------------------------------------------------------------
  Class B                  4/30/01  /(9)/          10.00          0.01            (0.37)       (0.36)                -
------------------------------------------------------------------------------------------------------------------------
  Class C                  4/30/01  /(9)/          10.00          0.01            (0.37)       (0.36)                -
------------------------------------------------------------------------------------------------------------------------
  Class M                  4/30/01  /(9)/          10.00          0.01            (0.37)       (0.36)                -
------------------------------------------------------------------------------------------------------------------------


                              From Net
                              Realized          Total
                            Capital Gains   Distributions


IDEX Janus Growth
  Class A                  $        (3.13) $
                                    (8.29)          (8.29)
                                    (0.39)          (0.39)
                                    (3.31)          (3.31)
                                    (0.47)          (0.47)
                                        -               -
                                    (5.18)          (5.18)
-----------------------------------------------------------
  Class B                           (3.13)          (3.13)
                                    (8.29)          (8.29)
                                    (0.39)          (0.39)
                                    (3.31)          (3.31)
                                    (0.47)          (0.47)
                                        -               -
                                    (5.18)          (5.18)
-----------------------------------------------------------
  Class C                           (3.13)          (3.13)
                                    (8.29)          (8.29)
-----------------------------------------------------------
  Class M                           (3.13)          (3.13)
                                    (8.29)          (8.29)
                                    (0.39)          (0.39)
                                    (3.31)          (3.31)
                                    (0.47)          (0.47)
                                        -               -
                                    (5.18)          (5.18)
-----------------------------------------------------------
  Class T                           (3.13)          (3.13)
                                    (8.29)          (8.29)
                                    (0.39)          (0.39)
                                    (3.31)          (3.34)
                                    (0.47)          (0.47)
                                        -               -
                                        -               -
-----------------------------------------------------------
IDEX Janus Growth & Income
  Class A                               -               -
-----------------------------------------------------------
  Class B                               -               -
-----------------------------------------------------------
  Class C                               -               -
-----------------------------------------------------------
  Class M                               -               -
-----------------------------------------------------------


See notes to the Financial Highlights at pages 168 and 169.

The notes to the financial statements are an integral part of these statements.

                                                                  Ratios/Supplemental Data

                                        Ratio of Expenses to Average Net Assets (1)(6)
Net Asset                Net Assets,                                                     Net Investment
 Value,                     End of         Excluding                     Including        Income (Loss)    Portfolio
   End         Total        Period          Credits         Gross         Credits          to Average       Turnover
of Period    Return (5)    (000's)                                                      Net Assets (1)(6)   Rate (7)


   $27.97       (30.66)% $  1,157,754              1.43%          - %            1.43%             (0.66)%     31.00%
    43.81        10.82      1,727,573              1.39         1.42             1.39              (0.61)      40.71
    46.72        61.00      1,467,595              1.40         1.43             1.40              (0.60)      70.97
    29.35        35.21        817,749              1.51            -             1.51              (0.55)      27.19
    25.04        16.40        614,544              1.61            -             1.61              (0.10)      91.52
    21.97        (1.09)       565,032              1.68            -             1.68              (0.13)       9.40
    22.21        22.41        567,564              1.83            -             1.82              (0.22)      57.80
----------------------------------------------------------------------------------------------------------------------
    26.70       (30.84)       537,016              2.08            -             2.08              (1.31)      31.00
    42.08        10.11        775,252              2.04         2.07             2.04              (1.26)      40.71
    45.38        60.36        327,926              2.05         2.08             2.05              (1.25)      70.97
    28.63        34.96         40,809              2.16            -             2.16              (1.20)      27.19
    24.55        16.11         13,046              2.26            -             2.26              (0.75)      91.52
    21.60        (1.14)         5,242              2.32            -             2.32              (0.78)       9.40
    21.85        21.87          4,536              2.46            -             2.45              (0.86)      57.80
----------------------------------------------------------------------------------------------------------------------
    26.70       (30.84)        83,547              2.08            -             2.08              (1.31)      31.00
    42.08        10.11        121,633              2.04         2.07             2.04              (1.26)      40.71
----------------------------------------------------------------------------------------------------------------------
    26.89       (30.82)       185,588              1.98            -             1.98              (1.21)      31.00
    42.35        10.22        287,530              1.94         1.97             1.94              (1.16)      40.71
    45.58        60.45        141,586              1.95         1.98             1.95              (1.15)      70.97
    28.74        35.00         58,265              2.06            -             2.06              (1.10)      27.19
    24.62        16.19         14,295              2.16            -             2.16              (0.65)      91.52
    21.65        (1.19)        11,016              2.23            -             2.23              (0.68)       9.40
    21.91        22.15         11,167              2.34            -             2.33              (0.77)      57.80
----------------------------------------------------------------------------------------------------------------------
    28.67       (30.56)       812,473              1.08            -             1.08               0.31       31.00
    44.76        11.20      1,232,295              1.04         1.07             1.04              (0.26)      40.71
    47.45        61.34      1,166,965              1.05         1.08             1.05              (0.25)      70.97
    29.74        35.53        755,770              1.16            -             1.16              (0.20)      27.19
    25.31        16.54        603,129              1.26            -             1.26              (0.25)      91.52
    22.17        (1.03)       573,884              1.33            -             1.33              (0.20)       9.40
    22.41         0.81        585,505              1.18            -             1.17              (0.36)      57.80
----------------------------------------------------------------------------------------------------------------------

     9.66        (3.39)         2,329              1.75         4.61             1.75               0.85       12.78
----------------------------------------------------------------------------------------------------------------------
     9.64        (3.62)         6,731              2.40         5.26             2.40               0.20       12.78
----------------------------------------------------------------------------------------------------------------------
     9.64        (3.62)         1,932              2.40         5.26             2.40               0.20       12.78
----------------------------------------------------------------------------------------------------------------------
     9.64        (3.59)         1,268              2.30         5.16             2.30               0.30       12.78
----------------------------------------------------------------------------------------------------------------------

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For a share of beneficial interest outstanding throughout each period:

                                                           Investment Operations                             Distributions
                                   Net Asset         Net
              Year or               Value,        Investment    Net Realized                    From Net      From Net
               Period            Beginning of       Income     and Unrealized     Total        Investment     Realized
               Ended                Period          (Loss)      Gain (Loss)     Operations       Income     Capital Gains


IDEX Jennison Equity Opportunity
  Class A     4/30/01            $       10.26    $      0.18 $         (0.51) $     (0.33)    $         - $        (1.04)
              10/31/00                   12.14         (0.13)           (1.54)       (1.67)             -           (0.21)
              10/31/99                   10.14          0.06             2.78         2.84              -           (0.84)
              10/31/98                   12.90          0.03            (1.84)       (1.81)             -           (0.95)
              10/31/97  /(4)/            10.56         (0.01)            2.86         2.85          (0.51)              -
              10/31/96  /(2)/            10.46         (0.07)            0.17         0.10              -               -
              9/30/96   /(17)/           10.00          0.61            (0.15)        0.46              -               -
---------------------------------------------------------------------------------------------------------------------------
  Class B     4/30/01                    10.01          0.17            (0.51)       (0.34)             -           (1.04)
              10/31/00                   11.93         (0.17)           (1.54)       (1.71)             -           (0.21)
              10/31/99                   10.02         (0.03)            2.78         2.75              -           (0.84)
              10/31/98                   12.85         (0.04)           (1.84)       (1.88)             -           (0.95)
              10/31/97  /(4)/            10.51         (0.07)            2.86         2.79          (0.45)              -
              10/31/96  /(2)/            10.41         (0.07)            0.17         0.10              -               -
              9/30/96   /(17)/           10.00          0.56            (0.15)        0.41              -               -
---------------------------------------------------------------------------------------------------------------------------
  Class C     4/30/01                    10.01          0.17            (0.51)       (0.34)             -           (1.04)
              10/31/00  /(3)/            11.93         (0.17)           (1.54)       (1.71)             -           (0.21)
---------------------------------------------------------------------------------------------------------------------------
  Class M     4/30/01                    10.05          0.17            (0.51)       (0.34)             -           (1.04)
              10/31/00                   11.96         (0.16)           (1.54)       (1.70)             -           (0.21)
              10/31/99  /(3)/            10.04         (0.02)            2.78         2.76              -           (0.84)
              10/31/98                   12.86         (0.03)           (1.84)       (1.87)             -           (0.95)
              10/31/97  /(4)/            10.52         (0.06)            2.86         2.80          (0.46)              -
              10/31/96  /(2)/            10.42         (0.07)            0.17         0.10              -               -
              9/30/96   /(17)/           10.00          0.57            (0.15)        0.42              -               -
---------------------------------------------------------------------------------------------------------------------------
IDEX LKCM Strategic Total Return
  Class A     4/30/01                    17.02          0.15            (0.65)       (0.50)         (0.12)          (0.09)
              10/31/00                   17.62          0.27            (0.15)        0.12          (0.30)          (0.42)
              10/31/99                   16.18          0.20             1.65         1.85          (0.20)          (0.21)
              10/31/98                   15.91          0.21             0.94         1.15          (0.21)          (0.67)
              10/31/97                   13.43          0.20             2.79         2.99          (0.19)          (0.32)
              10/31/96  /(2)/            13.27          0.01             0.15         0.16              -               -
              9/30/96                    11.74          0.20             1.65         1.85          (0.17)          (0.15)
---------------------------------------------------------------------------------------------------------------------------
  Class B     4/30/01                    17.01          0.10            (0.65)       (0.55)         (0.07)          (0.09)
              10/31/00                   17.60          0.18            (0.15)        0.03          (0.20)          (0.42)
              10/31/99                   16.17          0.09             1.65         1.74          (0.10)          (0.21)
              10/31/98                   15.89          0.11             0.94         1.05          (0.10)          (0.67)
              10/31/97                   13.42          0.10             2.79         2.89          (0.10)          (0.32)
              10/31/96  /(2)/            13.27             -             0.15         0.15              -               -
              9/30/96                    11.73          0.13             1.65         1.78          (0.09)          (0.15)
---------------------------------------------------------------------------------------------------------------------------
  Class C     4/30/01                    17.01          0.10            (0.65)       (0.55)         (0.07)          (0.09)
              10/31/00  /(3)/            17.60          0.18            (0.15)        0.03          (0.20)          (0.42)
---------------------------------------------------------------------------------------------------------------------------
  Class M     4/30/01                    17.01          0.11            (0.65)       (0.54)         (0.08)          (0.09)
              10/31/00                   17.61          0.18            (0.15)        0.03          (0.21)          (0.42)
              10/31/99  /(3)/            16.17          0.11             1.65         1.76          (0.11)          (0.21)
              10/31/98                   15.90          0.12             0.94         1.06          (0.12)          (0.67)
              10/31/97                   13.42          0.12             2.79         2.91          (0.11)          (0.32)
              10/31/96  /(2)/            13.27             -             0.15         0.15              -               -
              9/30/96                    11.73          0.15             1.65         1.80          (0.11)          (0.15)
---------------------------------------------------------------------------------------------------------------------------



                  Total
              Distributions


IDEX Jennison Equity Opportunity
  Class A    $
                      (0.21)
                      (0.84)
                      (0.95)
                      (0.51)
                          -
                          -
-----------------------------
  Class B             (1.04)
                      (0.21)
                      (0.84)
                      (0.95)
                      (0.45)
                          -
                          -
-----------------------------
  Class C             (1.04)
                      (0.21)
-----------------------------
  Class M             (1.04)
                      (0.21)
                      (0.84)
                      (0.95)
                      (0.46)
                          -
                          -
-----------------------------
IDEX LKCM Strategic Total Return
  Class A             (0.21)
                      (0.72)
                      (0.41)
                      (0.88)
                      (0.51)
                          -
                      (0.32)
-----------------------------
  Class B             (0.16)
                      (0.62)
                      (0.31)
                      (0.77)
                      (0.42)
                          -
                      (0.24)
-----------------------------
  Class C             (0.16)
                      (0.62)
-----------------------------
  Class M             (0.17)
                      (0.63)
                      (0.32)
                      (0.79)
                      (0.43)
                          -
                      (0.26)
-----------------------------

See notes to the Financial Highlights at pages 168 and 169.

The notes to the Financial statements are an integral part of these statements.

                                                                   Ratios/Supplemental Data
                                        Ratios of Expenses to Average Net Assets (1)(6)
Net Asset                Net Assets,                                                      Net Investment
 Value,                     End of          Excluding                     Including        Income (Loss)    Portfolio
   End         Total        Period           Credits         Gross         Credits          to Average       Turnover
of Period    Return (5)    (000's)                                                       Net Assets (1)(6)   Rate (7)


    $8.89        (1.63)% $      8,328               1.55%        3.05%            1.55%             (0.20)%    142.99%
    10.26       (14.06)         4,147               1.55         2.66             1.55              (0.87)     244.18
    12.14        30.07          4,537               1.64         2.87             1.64              (0.99)     125.60
    10.14       (14.83)         4,284               1.85         2.44             1.85              (0.73)     147.01
    12.90        28.31          3,920               1.85         4.62             1.85              (0.34)     183.06
    10.56         0.96          1,675               1.85         6.79             1.84               0.27       20.69
    10.46         4.60          1,455               2.85         5.89             2.85              10.00      654.49
-----------------------------------------------------------------------------------------------------------------------
     8.63        (1.79)        11,806               2.20         3.70             2.20              (0.85)     142.99
    10.01       (14.70)         3,483               2.20         3.31             2.20              (1.52)     244.18
    11.93        29.45          3,868               2.29         3.52             2.29              (1.64)     125.60
    10.02       (15.40)         2,460               2.50         3.09             2.50              (1.38)     147.01
    12.85        27.62          2,436               2.50         5.27             2.50              (0.99)     183.06
    10.51         0.96          1,159               2.50         7.44             2.49               0.38       20.69
    10.41         4.10          1,100               3.50         6.54             3.50               9.35      654.49
-----------------------------------------------------------------------------------------------------------------------
     8.63        (1.79)         2,386               2.20         3.70             2.20              (0.85)     142.99
    10.01       (14.70)           271               2.20         3.31             2.20              (1.52)     244.18
-----------------------------------------------------------------------------------------------------------------------
     8.67        (1.77)         2,542               2.10         3.60             2.10              (0.75)     142.99
    10.05       (14.60)           946               2.10         3.21             2.10              (1.42)     244.18
    11.96        29.54          1,338               2.19         3.42             2.19              (1.54)     125.60
    10.04       (15.31)           879               2.40         2.99             2.40              (1.28)     147.01
    12.86        27.73          2,028               2.40         5.17             2.40              (0.89)     183.06
    10.52         0.96            687               2.40         7.34             2.39               0.28       20.69
    10.42         4.20            613               3.40         6.44             3.40               9.45      654.49
-----------------------------------------------------------------------------------------------------------------------

    16.31        (2.95)        39,961               1.55         1.66             1.55               1.80        9.38
    17.02         0.64         40,919               1.55         1.69             1.55               1.59       56.08
    17.62        11.61         37,959               1.64         1.79             1.64               1.20       60.18
    16.18         7.43         32,055               1.85         1.92             1.85               1.30       32.12
    15.91        22.80         21,629               1.85         2.28             1.85               1.41       51.44
    13.43         1.20         11,744               1.85         2.76             1.82               1.47        5.50
    13.27        16.00         11,314               1.85         2.79             1.79               1.67       40.58
-----------------------------------------------------------------------------------------------------------------------
    16.30        (3.24)        20,291               2.20         2.31             2.20               1.15        9.38
    17.01         0.03         19,375               2.20         2.34             2.20               0.94       56.08
    17.60        10.91         15,531               2.29         2.44             2.29               0.55       60.18
    16.17         6.74          9,789               2.50         2.57             2.50               0.65       32.12
    15.89        22.03          4,698               2.50         2.93             2.50               0.76       51.44
    13.42         1.13          1,684               2.50         3.40             2.47               0.82        5.50
    13.27        15.38          1,537               2.50         3.44             2.44               1.02       40.58
-----------------------------------------------------------------------------------------------------------------------
    16.30        (3.24)         2,826               2.20         2.31             2.20               1.15        9.38
    17.01         0.03          2,523               2.20         2.34             2.20               0.94       56.08
-----------------------------------------------------------------------------------------------------------------------
    16.30        (3.20)         6,307               2.10         2.21             2.10               1.25        9.38
    17.01         0.12          7,026               2.10         2.24             2.10               1.04       56.08
    17.61        11.02          8,779               2.19         2.34             2.19               0.65       60.18
    16.17         6.85          6,977               2.40         2.47             2.40               0.75       32.12
    15.90        22.15          4,332               2.40         2.83             2.40               0.86       51.44
    13.42         1.13          1,792               2.40         3.30             2.37               0.92        5.50
    13.27        15.49          1,728               2.40         3.34             2.34               1.12       40.58
-----------------------------------------------------------------------------------------------------------------------

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For a share of beneficial interest outstanding throughout each period:

                                                                      Investment Operations
                                              Net Asset         Net
                       Year or                 Value,        Investment    Net Realized                   From Net
                       Period               Beginning of       Income     and Unrealized     Total       Investment
                        Ended                  Period          (Loss)      Gain (Loss)     Operations      Income


IDEX Munder Net50
  Class A              4/30/01     /(9)/    $       10.00   $     (0.01) $         (2.96) $     (2.97)   $         -
---------------------------------------------------------------------------------------------------------------------
  Class B              4/30/01     /(9)/            10.00         (0.03)           (2.96)       (2.99)             -
---------------------------------------------------------------------------------------------------------------------
  Class C              4/30/01     /(9)/            10.00         (0.03)           (2.96)       (2.99)             -
---------------------------------------------------------------------------------------------------------------------
  Class M              4/30/01     /(9)/            10.00         (0.03)           (2.96)       (2.99)             -
---------------------------------------------------------------------------------------------------------------------
IDEX NWQ Value Equity
  Class A              4/30/01                      12.91          0.05             1.19         1.24              -
                      10/31/00                      11.28          0.09             1.54         1.63              -
                      10/31/99     /(4)/            11.09          0.05             0.41         0.46              -
                      10/31/98                      11.71          0.03            (0.61)       (0.58)             -
                      10/31/97     /(15)/           10.00          0.02             1.69         1.71              -
---------------------------------------------------------------------------------------------------------------------
  Class B              4/30/01                      12.61             -             1.19         1.19              -
                      10/31/00                      11.09         (0.02)            1.54         1.52              -
                      10/31/99     /(4)/            10.98         (0.03)            0.41         0.38              -
                      10/31/98                      11.67         (0.04)           (0.61)       (0.65)             -
                      10/31/97     /(15)/           10.00         (0.02)            1.69         1.67              -
---------------------------------------------------------------------------------------------------------------------
  Class C              4/30/01                      12.61             -             1.19         1.19              -
                      10/31/00     /(3)/            11.09         (0.02)            1.54         1.52              -
---------------------------------------------------------------------------------------------------------------------
  Class M              4/30/01                      12.66          0.01             1.19         1.20              -
                      10/31/00                      11.12             -             1.54         1.54              -
                      10/31/99     /(3)(4)/         11.00         (0.02)            0.41         0.39              -
                      10/31/98                      11.67         (0.02)           (0.61)       (0.63)             -
                      10/31/97     /(15)/           10.00         (0.02)            1.69         1.67              -
---------------------------------------------------------------------------------------------------------------------
IDEX Pilgrim Baxter Mid Cap Growth
  Class A              4/30/01                      20.94             -            (8.57)       (8.66)             -
                      10/31/00                      14.80         (0.02)            6.47         6.45              -
                      10/31/99     /(13)/           10.00          0.02             4.78         4.80              -
---------------------------------------------------------------------------------------------------------------------
  Class B              4/30/01                      20.76         (0.08)           (8.57)       (8.65)             -
                      10/31/00                      14.76         (0.16)            6.47         6.31              -
                      10/31/99     /(13)/           10.00         (0.02)            4.78         4.76              -
---------------------------------------------------------------------------------------------------------------------
  Class C              4/30/01                      20.76         (0.08)           (8.57)       (8.65)             -
                      10/31/00     /(3)/            14.76         (0.16)            6.47         6.31              -
---------------------------------------------------------------------------------------------------------------------
  Class M              4/30/01                      20.79         (0.08)           (8.57)       (8.65)             -
                      10/31/00                      14.77         (0.14)            6.47         6.33              -
                      10/31/99     /(13)/           10.00         (0.01)            4.78         4.77              -
---------------------------------------------------------------------------------------------------------------------
IDEX Pilgrim Baxter Technology
  Class A              4/30/01                       6.78         (0.02)           (3.80)       (3.82)             -
                      10/31/00     /(12)/           10.00         (0.02)           (3.20)       (3.22)             -
---------------------------------------------------------------------------------------------------------------------
  Class B              4/30/01                       6.73         (0.02)           (3.80)       (3.82)             -
                      10/31/00     /(12)/           10.00         (0.07)           (3.20)       (3.27)             -
---------------------------------------------------------------------------------------------------------------------
  Class C              4/30/01                       6.73         (0.02)           (3.80)       (3.82)             -
                      10/31/00     /(12)/           10.00         (0.07)           (3.20)       (3.27)             -
---------------------------------------------------------------------------------------------------------------------
  Class M              4/30/01                       6.74         (0.02)           (3.80)       (3.82)             -
                      10/31/00     /(12)/           10.00         (0.06)           (3.20)       (3.26)             -
---------------------------------------------------------------------------------------------------------------------

                   Distributions

                      From Net
                      Realized          Total
                    Capital Gains   Distributions


IDEX Munder Net50
  Class A           $            -  $
---------------------------------------------------
  Class B                       -               -
---------------------------------------------------
  Class C                       -               -
---------------------------------------------------
  Class M                       -               -
---------------------------------------------------
IDEX NWQ Value Equity                                           .
  Class A                   (0.01)          (0.01)
                                -               -
                            (0.27)          (0.27)
                            (0.04)          (0.04)
                                -               -
---------------------------------------------------
  Class B                   (0.01)          (0.01)
                                -               -
                            (0.27)          (0.27)
                            (0.04)          (0.04)
                                -               -
---------------------------------------------------
  Class C                   (0.01)          (0.01)
                                -               -
---------------------------------------------------
  Class M                   (0.01)          (0.01)
                                -               -
                            (0.27)          (0.27)
                            (0.04)          (0.04)
                                -               -
---------------------------------------------------
IDEX Pilgrim Baxter Mid Cap Growth
  Class A                       -               -
                            (0.31)          (0.31)
                                -               -
---------------------------------------------------
  Class B                       -               -
                            (0.31)          (0.31)
                                -               -
---------------------------------------------------
  Class C                       -               -
                            (0.31)          (0.31)
---------------------------------------------------
  Class M                       -               -
                            (0.31)          (0.31)
                                -               -
---------------------------------------------------
IDEX Pilgrim Baxter Technology
  Class A                       -               -
                                -               -
---------------------------------------------------
  Class B                       -               -
                                -               -
---------------------------------------------------
  Class C                       -               -
                                -               -
---------------------------------------------------
  Class M                       -               -
                                -               -
---------------------------------------------------


See notes to the Financial Highlights at pages 168 and 169.

The notes to the financial statements are an integral part of these statements.

                                                                 Ratios/Supplemental Data
                                        Ratio of Expenses to Average Net Assets (1)(6)
Net Asset                 Net Assets,                                                   Net Investment
  Value,                    End of         Excluding                     Including      Income (Loss)   Portfolio
  End of        Total       Period          Credits         Gross         Credits         to Average     Turnover
  Period      Return (5)    (000's)                                                     Assets (1)(6)    Rate (7)


$     7.03       (29.68)%  $      506              1.75%       16.56%            1.75%          (0.42)%     17.90%
-------------------------------------------------------------------------------------------------------------------
      7.01       (29.91)          941              2.40        17.21             2.40           (1.07)      17.90
-------------------------------------------------------------------------------------------------------------------
      7.01       (29.91)          119              2.40        17.21             2.40           (1.07)      17.90
-------------------------------------------------------------------------------------------------------------------
      7.01       (29.88)          109              2.30        17.11             2.30           (0.97)      17.90
-------------------------------------------------------------------------------------------------------------------

     14.14         9.66        12,112              1.55         1.89             1.55            0.60       12.47
     12.91        14.38         8,431              1.55         2.20             1.55            0.40       49.75
     11.28         4.34         7,972              1.64         2.28             1.64            0.21       26.29
     11.09        (4.96)        8,035              1.85         2.51             1.85               -       30.43
     11.71        17.14         5,305              1.50         4.05             1.50            0.38        6.40
-------------------------------------------------------------------------------------------------------------------
     13.79         9.36        18,311              2.20         2.54             2.20           (0.05)      12.47
     12.61        13.72        10,448              2.20         2.85             2.20           (0.25)      49.75
     11.09         3.68         7,311              2.29         2.93             2.29           (0.44)      26.29
     10.98        (5.55)        5,020              2.50         3.16             2.50           (0.65)      30.43
     11.67        16.65         2,850              2.15         4.70             2.15           (0.28)       6.40
-------------------------------------------------------------------------------------------------------------------
     13.79         9.36         2,002              2.20         2.54             2.20           (0.05)      12.47
     12.61        13.72         1,094              2.20         2.85             2.20           (0.25)      49.75
-------------------------------------------------------------------------------------------------------------------
     13.84         9.41         3,431              2.10         2.44             2.10            0.05       12.47
     12.66        13.82         2,508              2.10         2.75             2.10           (0.15)      49.75
     11.12         3.79         2,204              2.19         2.83             2.19           (0.34)      26.29
     11.00        (5.46)        2,013              2.40         3.06             2.40           (0.55)      30.43
     11.67        16.73         1,607              2.05         4.60             2.05           (0.18)       6.40
-------------------------------------------------------------------------------------------------------------------

     12.28       (41.33)       32,601              1.55         1.92             1.55           (0.67)      87.60
     20.94        43.78        48,842              1.55         2.06             1.55           (0.80)     129.20
     14.80        48.06         2,571              1.55         6.95             1.55           (0.88)     150.78
-------------------------------------------------------------------------------------------------------------------
     12.11       (41.66)       46,521              2.20         2.57             2.20           (1.32)      87.60
     20.76        43.07        68,184              2.20         2.71             2.20           (1.45)     129.20
     14.76        47.63         2,875              2.20         7.60             2.20           (1.53)     150.78
-------------------------------------------------------------------------------------------------------------------
     12.11       (41.66)       11,860              2.20         2.57             2.20           (1.32)      87.60
     20.76        43.07        16,972              2.20         2.71             2.20           (1.45)     129.20
-------------------------------------------------------------------------------------------------------------------
     12.14       (41.61)        8,386              2.10         2.47             2.10           (1.22)      87.60
     20.79        43.17        14,734              2.10         2.61             2.10           (1.35)     119.26
     14.77        47.70         1,016              2.10         7.50             2.10           (1.43)     129.20
-------------------------------------------------------------------------------------------------------------------

      2.96       (56.39)       15,818              1.75         2.36             1.75           (0.99)     185.98
      6.78       (32.21)       26,933              1.75         2.27             1.75           (1.19)     142.19
-------------------------------------------------------------------------------------------------------------------
      2.91       (56.80)       24,283              2.40         3.01             2.40           (1.64)     185.98
      6.73       (32.65)       40,165              2.40         2.92             2.40           (1.84)     142.19
-------------------------------------------------------------------------------------------------------------------
      2.91       (56.80)        5,984              2.40         3.01             2.40           (1.64)     185.98
      6.73       (32.65)       11,750              2.40         2.92             2.40           (1.84)     142.19
-------------------------------------------------------------------------------------------------------------------
      2.92       (56.74)        4,280              2.30         2.91             2.30           (1.54)     185.98
      6.74       (32.58)        9,361              2.30         2.82             2.30           (1.74)     142.19
-------------------------------------------------------------------------------------------------------------------

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For a share of beneficial interest outstanding throughout each period:

                                                                     Investment Operations
                                             Net Asset         Net
                             Year or           Value,       Investment    Net Realized                    From Net
                              Period         Beginning        Income     and Unrealized     Total        Investment
                              Ended          of Period        (Loss)      Gain (Loss)     Operations       Income


IDEX Salomon All Cap
  Class A                    4/30/01          $   15.51     $     0.04   $         0.34   $     0.38     $        -
                             10/31/00             11.70           0.08             3.92         4.00              -
                             10/31/99 /(13)/      10.00           0.02             1.68         1.70              -

---------------------------------------------------------------------------------------------------------------------
  Class B                    4/30/01              15.36          (0.01)            0.34         0.33              -
                             10/31/00             11.66          (0.03)            3.92         3.89              -
                             10/31/99 /(13)/      10.00          (0.02)            1.68         1.66              -

---------------------------------------------------------------------------------------------------------------------
  Class C                    4/30/01              15.36          (0.01)            0.34         0.33              -
                             10/31/00 /(3)/       11.66          (0.03)            3.92         3.89              -

---------------------------------------------------------------------------------------------------------------------
  Class M                    4/30/01              15.38              -             0.34         0.34              -
                             10/31/00             11.67          (0.02)            3.92         3.90              -
                             10/31/99 /(13)/      10.00          (0.01)            1.68         1.67              -

---------------------------------------------------------------------------------------------------------------------
IDEX T. Rowe Price Dividend Growth
  Class A                    4/30/01              10.64           0.02            (0.07)       (0.05)         (0.02)
                             10/31/00             10.20           0.08             0.44         0.52          (0.08)
                             10/31/99 /(13)/      10.00           0.06             0.18         0.24          (0.04)

---------------------------------------------------------------------------------------------------------------------
  Class B                    4/30/01              10.63          (0.01)           (0.07)       (0.08)             -
                             10/31/00             10.19           0.02             0.44         0.46          (0.02)
                             10/31/99 /(13)/      10.00           0.01             0.18         0.19              -

---------------------------------------------------------------------------------------------------------------------
  Class C                    4/30/01              10.63          (0.01)           (0.07)       (0.08)             -
                             10/31/00 /(3)/       10.19           0.02             0.44         0.46          (0.02)

---------------------------------------------------------------------------------------------------------------------
  Class M                    4/30/01              10.63          (0.01)           (0.07)       (0.08)             -
                             10/31/00             10.19           0.03             0.44         0.47          (0.03)
                             10/31/99 /(13)/      10.00           0.02             0.18         0.20          (0.01)

---------------------------------------------------------------------------------------------------------------------
IDEX T. Rowe Price Small Cap
  Class A                    4/30/01              13.17          (0.08)           (1.83)       (1.91)             -
                             10/31/00             11.01          (0.07)            2.51         2.44              -
                             10/31/99 /(13)/      10.00           0.02             0.99         1.01              -

---------------------------------------------------------------------------------------------------------------------
  Class B                    4/30/01              13.05          (0.11)           (1.83)       (1.94)             -
                             10/31/00             10.97          (0.15)            2.51         2.36              -
                             10/31/99 /(13)/      10.00          (0.02)            0.99         0.97              -

---------------------------------------------------------------------------------------------------------------------
  Class C                    4/30/01              13.05          (0.11)           (1.83)       (1.94)             -
                             10/31/00 /(3)/       10.97          (0.15)            2.51         2.36              -

---------------------------------------------------------------------------------------------------------------------
  Class M                    4/30/01              13.07          (0.01)           (1.83)       (1.84)             -
                             10/31/00             10.98          (0.14)            2.51         2.37              -
                             10/31/99 /(13)/      10.00          (0.01)            0.99         0.98              -

---------------------------------------------------------------------------------------------------------------------
IDEX Transamerica Equity
  Class A                    4/30/01              10.16          (0.04)           (1.98)       (2.02)             -
                             10/31/00 /(12)/      10.00          (0.02)            0.18         0.16              -

---------------------------------------------------------------------------------------------------------------------
  Class B                    4/30/01              10.12          (0.07)           (1.98)       (2.05)             -
                             10/31/00 /(12)/      10.00          (0.06)            0.18         0.12              -

---------------------------------------------------------------------------------------------------------------------
  Class C                    4/30/01              10.12          (0.07)           (1.98)       (2.05)             -
                             10/31/00 /(12)/      10.00          (0.06)            0.18         0.12              -

---------------------------------------------------------------------------------------------------------------------
  Class M                    4/30/01              10.12          (0.06)           (1.98)       (2.04)             -
                             10/31/00 /(12)/      10.00          (0.06)            0.18         0.12              -
---------------------------------------------------------------------------------------------------------------------


                                From Net
                                Realized          Total
                              Capital Gains   Distributions


IDEX Salomon All Cap
  Class A                    $        (0.42) $
                                      (0.19)          (0.19)
                                          -               -

-------------------------------------------------------------
  Class B                             (0.42)          (0.42)
                                      (0.19)          (0.19)
                                          -               -

-------------------------------------------------------------
  Class C                             (0.42)          (0.42)
                                      (0.19)          (0.19)

-------------------------------------------------------------
  Class M                             (0.42)          (0.42)
                                      (0.19)          (0.19)
                                          -               -

-------------------------------------------------------------
IDEX T. Rowe Price Dividend Growth
  Class A                                 -           (0.02)
                                          -           (0.08)
                                          -           (0.04)

-------------------------------------------------------------
  Class B                                 -               -
                                          -           (0.02)
                                          -               -

-------------------------------------------------------------
  Class C                                 -               -
                                          -           (0.02)

-------------------------------------------------------------
  Class M                                 -               -
                                          -           (0.03)
                                          -           (0.01)

-------------------------------------------------------------
IDEX T. Rowe Price Small Cap
  Class A                             (0.01)          (0.01)
                                      (0.28)          (0.28)
                                          -               -

-------------------------------------------------------------
  Class B                             (0.01)          (0.01)
                                      (0.28)          (0.28)
                                          -               -

-------------------------------------------------------------
  Class C                             (0.01)          (0.01)
                                      (0.28)          (0.28)

-------------------------------------------------------------
  Class M                             (0.01)          (0.01)
                                      (0.28)          (0.28)
                                          -               -

-------------------------------------------------------------
IDEX Transamerica Equity
  Class A                                 -               -
                                          -               -

-------------------------------------------------------------
  Class B                                 -               -
                                          -               -

-------------------------------------------------------------
  Class C                                 -               -
                                          -               -

-------------------------------------------------------------
  Class M                                 -               -
                                          -               -
-------------------------------------------------------------

See notes to the Financial Highlights at pages 168 and 169.

The notes to the financial statements are an integral part of these statements.

                                                                 Ratios/Supplemental Data
Net Asset               Net Assets,    Ratio of Expenses to Average Net Assets (1)(6)   Net Investment
 Value,                    End of                                                       Income (Loss)    Portfolio
   End         Total       Period         Excluding                     Including         to Average      Turnover
of Period   Return (5)    (000's)          Credits         Gross         Credits      Net Assets (1)(6)   Rate (7)


   $15.47         2.68% $     64,661              1.55%        1.56%            1.55%              0.60%     50.08%
    15.51        34.50        25,575              1.55         2.41             1.55               0.45      91.39
    11.70        17.03         1,880              1.55         8.85             1.54               0.35      82.70
--------------------------------------------------------------------------------------------------------------------
    15.27         2.38       121,113              2.20         2.21             2.20              (0.05)     50.08
    15.36        33.72        38,203              2.20         3.06             2.20              (0.20)     91.39
    11.66        16.60         1,571              2.20         9.50             2.19              (0.30)     82.70
--------------------------------------------------------------------------------------------------------------------
    15.27         2.38        36,482              2.20         2.21             2.20              (0.05)     50.08
    15.36        33.72        10,675              2.20         3.06             2.20              (0.20)     91.39
--------------------------------------------------------------------------------------------------------------------
    15.30         2.43        37,463              2.10         2.11             2.10               0.05      50.08
    15.38        33.84        10,785              2.10         2.96             2.10              (0.10)     91.39
    11.67        16.67           728              2.10         9.40             2.09              (0.20)     82.70
--------------------------------------------------------------------------------------------------------------------

    10.57        (0.50)        7,634              1.55         1.99             1.55               0.42      13.30
    10.64         5.14         5,452              1.55         2.68             1.55               0.66      58.32
    10.20         2.40         1,840              1.55         7.57             1.55               1.09      20.48
--------------------------------------------------------------------------------------------------------------------
    10.55        (0.78)       14,042              2.20         2.64             2.20              (0.23)     13.30
    10.63         4.49         7,597              2.20         3.33             2.20               0.01      58.32
    10.19         1.96         2,134              2.20         8.22             2.20               0.44      20.48
--------------------------------------------------------------------------------------------------------------------
    10.55        (0.78)        3,345              2.20         2.64             2.20              (0.23)     13.30
    10.63         4.49         1,935              2.20         3.33             2.20               0.01      58.32
--------------------------------------------------------------------------------------------------------------------
    10.55        (0.74)        3,018              2.10         2.54             2.10              (0.13)     13.30
    10.63         4.59         1,916              2.10         3.23             2.10               0.11      58.32
    10.19         2.03         1,058              2.10         8.12             2.10               0.54      20.48
--------------------------------------------------------------------------------------------------------------------

    11.25       (14.51)        7,782              1.55         2.40             1.55              (1.26)     22.29
    13.17        22.31         8,262              1.55         2.83             1.55              (1.14)     52.97
    11.01        10.13         1,272              1.55         7.93             1.55              (1.15)     42.52
--------------------------------------------------------------------------------------------------------------------
    11.10       (14.84)        8,876              2.20         3.05             2.20              (1.91)     22.29
    13.05        21.63         8,119              2.20         3.48             2.20              (1.79)     52.97
    10.97         9.70         1,135              2.20         8.58             2.20              (1.80)     42.52
--------------------------------------------------------------------------------------------------------------------
    11.10       (14.84)        1,735              2.20         3.05             2.20              (1.91)     22.29
    13.05        21.63         1,626              2.20         3.48             2.20              (1.79)     52.97
--------------------------------------------------------------------------------------------------------------------
    11.22       (14.79)        2,315              2.10         2.95             2.10              (1.81)     22.29
    13.07        21.73         2,489              2.10         3.38             2.10              (1.69)     52.97
    10.98         9.77           685              2.10         8.48             2.10              (1.70)     42.52
--------------------------------------------------------------------------------------------------------------------

     8.14       (19.89)        3,332              1.55         2.77             1.55              (1.17)     21.13
    10.16         1.60         3,053              1.55         6.10             1.55              (1.18)     12.86
--------------------------------------------------------------------------------------------------------------------
     8.07       (20.23)        3,422              2.20         3.42             2.20              (1.82)     21.13
    10.12         1.17         2,840              2.20         6.75             2.20              (1.83)     12.86
--------------------------------------------------------------------------------------------------------------------
     8.07       (20.23)        1,562              2.20         3.42             2.20              (1.82)     21.13
    10.12         1.17         1,118              2.20         6.75             2.20              (1.83)     12.86
--------------------------------------------------------------------------------------------------------------------
     8.08       (20.18)          884              2.10         3.32             2.10              (1.72)     21.13
    10.12         1.24           969              2.10         6.65             2.10              (1.73)     12.86
--------------------------------------------------------------------------------------------------------------------

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

For a share of beneficial interest outstanding throughout each period:

                                                            Investment Operations                           Distributions
                                  Net Asset
             Year or               Value,             Net         Net Realized                   From Net      From Net
              Period            Beginning of      Investment     and Unrealized     Total       Investment     Realized
              Ended                Period        Income (Loss)    Gain (Loss)     Operations      Income    Capital Gains


IDEX Transamerica Small Company
  Class A    4/30/01            $        8.70   $        (0.04) $         (3.54) $     (3.58)   $         - $            -
             10/31/00  /(12)/           10.00            (0.02)           (1.28)       (1.30)             -              -
---------------------------------------------------------------------------------------------------------------------------
  Class B    4/30/01                     8.66            (0.05)           (3.54)       (3.59)             -              -
             10/31/00  /(12)/           10.00            (0.06)           (1.28)       (1.34)             -              -
---------------------------------------------------------------------------------------------------------------------------
  Class C    4/30/01                     8.66            (0.05)           (3.54)       (3.59)             -              -
             10/31/00  /(12)/           10.00            (0.06)           (1.28)       (1.34)             -              -
---------------------------------------------------------------------------------------------------------------------------
  Class M    4/30/01                     8.67            (0.05)           (3.54)       (3.59)             -              -
             10/31/00  /(12)/           10.00            (0.05)           (1.28)       (1.33)             -              -
---------------------------------------------------------------------------------------------------------------------------



                Total
            Distributions


IDEX Transamerica Small Company
  Class A
                         -
---------------------------
  Class B                -
                         -
---------------------------
  Class C                -
                         -
---------------------------
  Class M                -
                         -
---------------------------

Notes to Financial Highlights

(1) Ratio of expenses to average net assets shows:
    Excluding Credits (total expenses less fee waivers and reimbursements by the investment adviser).
    Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any).
    Including Credits (total expenses less fee waivers and reimbursements by the investment adviser and reduced by affiliated brokerage and custody earnings credits, if any).
    Net Investment Income (Loss) (net investment income prior to certain reclassifications for Federal income or excise taxes).

(2) For the month ended October 31, 1996. On October 1, 1996, each fund changed its fiscal year end from September 30 to October 31.

(3) On March 1, 1999, the fund changed the load and expense structure of C shares and renamed them M shares. On November 1, 1999, the funds began offering new Class C shares for sale.

(4) Distributions from net realized capital gains include distributions in excess of current net realized capital gains for IDEX Alger Aggressive Growth Classes A, B and M, for the period ended 9/30/96, in the amount of $1.02 and for IDEX Janus Global Classes A, B and M, for the period ended 10/31/98 in the amount of $0.17 and IDEX T. Rowe Price Small Cap Classes A, B, C and M, for the period ended 10/31/00 in the amount of $0.16 and for IDEX AEGON Income Plus Classes A, B, C and M, for the period ended 10/31/00 in the amount of $0.06 and for IDEX Federated Tax Exempt Classes A, B, C and M, for the period ended 10/31/00 in the amount of $0.11. Dividends from net investment income include distributions in excess of current net investment income for IDEX GE International Equity Classes A, B and M, for the period ended 10/31/98 in the amount of $0.06, $0.01 and $0.02, respectively and for IDEX Janus Capital Appreciation Classes A and M, for the period ended 9/30/96 in the amount of $0.01 and for IDEX Janus Growth Class T for the period ended 10/31/98 in the amount of $0.03 and for IDEX Jennison Equity Opportunity Classes A, B and M, for the period ended 10/31/97 in the amount of $0.08 and for IDEX NWQ Value Equity Classes A, B and M for the period ended 10/31/99 in the amount of $0.12 and IDEX Dean Asset Allocation Classes A, B and M for the period ended 10/31/99 in the amount of $0.11.

(5) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A, Class C or Class T Shares. Periods of less than one year are not annualized.

(6) Periods of less than one year are annualized. The ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment Income
    (Loss) prior to certain reclassifications as discussed in Note 1 of the Notes to the Financial Statements.


The notes to the financial statements are an integral part of these statements.

                                                                         Ratios/Supplemental Data
                                              Ratios of Expenses to Average Net Assets (1)(6)
  Net Asset                    Net Assets,                                                      Net Investment
   Value,                         End of          Excluding                     Including        Income (Loss)    Portfolio
     End            Total         Period           Credits         Gross         Credits          to Average       Turnover
  of Period       Return (5)     (000's)                                                       Net Assets (1)(6)   Rate (7)


  $      5.12        (41.13)%  $      3,911               1.55%        2.78%            1.55%             (1.17)%     33.73%
         8.70        (12.96)          3,726               1.55         4.54             1.55              (1.23)      18.58
-----------------------------------------------------------------------------------------------------------------------------
       5.07          (41.47)          3,979               2.20         3.43             2.20              (1.82)      33.73
         8.66        (13.39)          4,366               2.20         5.19             2.20              (1.88)      18.58
-----------------------------------------------------------------------------------------------------------------------------
       5.07          (41.47)          1,517               2.20         3.43             2.20              (1.82)      33.73
         8.66        (13.39)          1,704               2.20         5.19             2.20              (1.88)      18.58
-----------------------------------------------------------------------------------------------------------------------------
       5.08          (41.42)          1,372               2.10         3.33             2.10              (1.72)      33.73
         8.67        (13.33)          2,090               2.10         5.09             2.10              (1.78)      18.58
-----------------------------------------------------------------------------------------------------------------------------

 (7) Periods of less than one year are not annualized.

 (8) From commencement of investment operations, April 2, 2001.

 (9) From commencement of investment operations, December 15, 2000.

(10) From commencement of investment operations, September 15, 2000.

(11) From commencement of investment operations, July 14, 2000.

(12) From commencement of investment operations, March 1, 2000.

(13) From commencement of investment operations, March 1, 1999.

(14) Net investment income, the ratio of net investment income to average net assets and the portfolio turnover rate reflect activity relating to a non-recurring initiative to invest in dividend producing securities.

(15) From commencement of investment operations, February 1, 1997.

(16) From commencement of investment operations, September 20, 1996.

(17) From commencement of investment operations, February 1, 1996.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

                               IDEX MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (unaudited)
                                April 30, 2001

--------------------------------------------------------------------------------


NOTE 1.      Organization and significant accounting policies:

   IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Mutual Funds currently consists of thirty-one series or "funds" (each a "Fund" and collectively the "Funds"). All Funds are diversified except IDEX Janus Capital Appreciation, IDEX Salomon All Cap, IDEX Pilgrim Baxter Technology, IDEX Great Companies - America/SM/ and IDEX Great Companies - Technology/SM/.

   On December 1, 2000, Jennison Associates, LLC became the sub-adviser to IDEX C.A.S.E. Growth and the Fund changed its name to IDEX Jennison Equity Opportunity. On December 15, 2000, IDEX JCC Growth & Income and IDEX Munder Net50 commenced operations. On March 1, 2001, IDEX JCC Growth, IDEX JCC Global, IDEX JCC Balanced, IDEX JCC Capital Appreciation, IDEX JCC Flexible Income and IDEX JCC Growth & Income became IDEX Janus Growth, IDEX Janus Global, IDEX Janus Balanced, IDEX Janus Capital Appreciation, IDEX Janus Flexible Income and IDEX Janus Growth & Income, respectively. On April 2, 2001, IDEX American Century International, IDEX American Century Income & Growth and IDEX Isabelle Small Cap Value commenced operations.

   Multiple class operations and expenses: The Funds currently offer for sale four classes of shares (five classes for IDEX Janus Growth), each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class based upon a simultaneous equation methodology as permitted under Rule 18f-3 of the 1940 Act, with the exception of IDEX Isabelle Small Cap Value, which utilizes the value of shares outstanding method. Each class bears its own specific expenses as well as a portion of general, common expenses. IDEX Janus Growth Class T and IDEX Janus Global are closed to new shareholders.

   The following policies were consistently followed by the Funds, in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In preparing the Funds' financial statements in accordance with GAAP, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

   Security valuations: Fund investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the adviser and sub-advisers, under the supervision of the Board of Trustees and the Fund's Valuation Committee, determine in good faith.

   Security transactions and related investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

   Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Funds combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gains or losses from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and
   3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

   Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

   Futures and options contracts: The Funds may enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in market value of the securities held and the prices of futures contracts and options; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. Premiums received on written options are reflected in other liabilities.

                               IDEX MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (unaudited)
                                April 30, 2001

--------------------------------------------------------------------------------


NOTE 1.      Organization and significant accounting policies (continued):

   Transactions in written call and put options were as follows:

     ----------------------------------------------------------------------
                                 IDEX Dean Asset
                                   Allocation        IDEX Salomon All Cap
     ----------------------------------------------------------------------
                                Premium   Contracts   Premium    Contracts
                                -------   ---------   -------    ---------
       Balance at 10/31/2000   $365,190      1,508    $16,039         70
       Sales                    505,413      2,293     34,443        131
       Closing Buys             (22,009)      (110)   (48,354)      (189)
       Expirations             (321,097)    (1,470)         0          0
       Exercised                (73,354)      (360)    (2,128)       (12)
                              ---------------------------------------------
       Balance at 4/30/2001    $454,143      1,861    $     0          0
     ----------------------------------------------------------------------

   Short sales: The Funds may enter into short sales of equity securities. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will incur a loss as it repurchases the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

   Federal taxes: No provisions for Federal income or excise taxes have been made as the Funds intend to distribute substantially all net income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

   Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

   Reclassifications are made to each Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, undistributed net realized gains and shares of beneficial interest due to different book and tax accounting for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

NOTE 2.      Fees, earnings credits and related party transactions:

   IDEX Management, Inc. ("IMI") is the investment adviser for the Funds. AFSG Securities Corp. ("AFSG") became the Funds' distributor/principal underwriter as of March 1, 2001. IDEX Investor Services, Inc. ("IIS") is the Funds' transfer agent. IMI, AFSG and IIS are 100% owned by AUSA Holding Company ("AUSA"). AUSA is wholly owned by AEGON USA, Inc., which is a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation.

   Investment advisory and distribution and service fees: The Funds pay management fees based upon average daily net assets to IMI, who will reimburse the Funds to the extent that certain operating expenses exceed the stated annual limitation, if any. The Funds (except IDEX Janus Growth Class
   T) have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The 12b-1 fee for all Funds is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. IMI has entered into sub-advisory agreements with various management companies to provide investment services to the Funds. IMI compensates the sub-advisers as described in the Prospectus. AEGON USA Investment Management, Inc., Transamerica Investment Management, LLC and Great Companies, L.L.C. are affiliates of the Funds and are sub-advisers to certain Funds.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

                               IDEX MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (unaudited)
                                April 30, 2001

--------------------------------------------------------------------------------


NOTE 2.      Fees, earnings credits and related party transactions (continued):

   Management fees paid to IMI for its services and other information for the six months or period ended April 30, 2001 are as follows:


   -----------------------------------------------------------------------------

                                                           Annual Rates
                                      --------------------------------------------------------

                                                 Expense Limit Class A Class B Class C Class M
                                      Management (excluding    12b-1   12b-1   12b-1   12b-1
                                      Fee (1)    12b-1 fees)    Fee     Fee     Fee     Fee
-------------------------------------------------------------------------------------------------------
IDEX AEGON Income Plus                0.600%     1.25%         0.35%   1.00%   1.00%   0.90%
IDEX Alger Aggressive Growth          0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX American Century Income & Growth 0.900%     1.50%         0.35%   1.00%   1.00%   0.90%
IDEX American Century International   1.000%     1.60%         0.35%   1.00%   1.00%   0.90%
IDEX Dean Asset Allocation            0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX Federated Tax Exempt             0.600%     1.00%         0.35%   1.00%   1.00%   0.60%
IDEX Gabelli Global Growth            1.000%     1.40%         0.35%   1.00%   1.00%   0.90%
IDEX GE International Equity          0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX GE U.S. Equity                   0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX Goldman Sachs Growth             0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX Great Companies - America/SM/    0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX Great Companies - Global/2/      0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX Great Companies - Technology/SM/ 0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX Isabelle Small Cap Value//       0.900%     1.50%         0.35%   1.00%   1.00%   0.90%
IDEX Janus Balanced                   0.975%     1.50%         0.35%   1.00%   1.00%   0.90%
IDEX Janus Capital Appreciation*      0.975%     1.50%         0.35%   1.00%   1.00%   0.90%
IDEX Janus Flexible Income**          0.875%     1.50%         0.35%   1.00%   1.00%   0.90%
IDEX Janus Global                     1.000%     -none-        0.35%   1.00%   1.00%   0.90%
IDEX Janus Growth*                    0.825%     1.50%         0.35%   1.00%   1.00%   0.90%
IDEX Janus Growth & Income            1.000%     1.40%         0.35%   1.00%   1.00%   0.90%
IDEX Jennison Equity Opportunity      0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX LKCM Strategic Total Return      0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX Munder Net50                     1.000%     1.40%         0.35%   1.00%   1.00%   0.90%
IDEX NWQ Value Equity                 0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX Pilgrim Baxter Mid Cap Growth    0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX Pilgrim Baxter Technology        1.000%     1.40%         0.35%   1.00%   1.00%   0.90%
IDEX Salomon All Cap                  0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX T. Rowe Price Dividend Growth    0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX T. Rowe Price Small Cap          0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX Transamerica Equity              0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
IDEX Transamerica Small Company       0.800%     1.20%         0.35%   1.00%   1.00%   0.90%
-------------------------------------------------------------------------------------------------------


                                         Underwriter Commissions (2)
                                      -----------------------------------
                                      Received    Retained    Contingent
                                         by          by        Sales
                                      Underwriter Underwriter Charges
-------------------------------------------------------------------------
IDEX AEGON Income Plus                104,000     90,516      26,901
IDEX Alger Aggressive Growth          508,516     441,266     149,402
IDEX American Century Income & Growth 3,129       2,656       -none-
IDEX American Century International   1,654       1,416       -none-
IDEX Dean Asset Allocation            69,089      60,506      4,944
IDEX Federated Tax Exempt             27,273      23,236      14,997
IDEX Gabelli Global Growth            396,637     343,210     27,916
IDEX GE International Equity          38,049      32,621      3,587
IDEX GE U.S. Equity                   67,873      58,409      10,821
IDEX Goldman Sachs Growth             86,670      74,664      92,173
IDEX Great Companies - America/SM/    622,719     542,681     16,921
IDEX Great Companies - Global/2/      69,300      59,031      1,751
IDEX Great Companies - Technology/SM/ 125,836     110,130     4,310
IDEX Isabelle Small Cap Value//       9,376       8,318       -none-
IDEX Janus Balanced                   904,928     799,850     355,702
IDEX Janus Capital Appreciation*      572,981     504,838     270,139
IDEX Janus Flexible Income**          145,081     131,295     53,551
IDEX Janus Global                     521,059     460,423     528,085
IDEX Janus Growth*                    2,699,498   2,362,201   992,600
IDEX Janus Growth & Income            88,135      77,488      1,671
IDEX Jennison Equity Opportunity      94,013      82,060      5,049
IDEX LKCM Strategic Total Return      122,859     104,133     23,182
IDEX Munder Net50                     16,048      13,710      -none-
IDEX NWQ Value Equity                 67,189      57,623      14,602
IDEX Pilgrim Baxter Mid Cap Growth    479,790     414,323     83,436
IDEX Pilgrim Baxter Technology        247,147     216,674     3,648
IDEX Salomon All Cap                  1,084,175   969,819     81,992
IDEX T. Rowe Price Dividend Growth    83,398      73,198      12,344
IDEX T. Rowe Price Small Cap          71,705      62,260      8,489
IDEX Transamerica Equity              24,555      21,197      1,578
IDEX Transamerica Small Company       54,601      48,424      2,598
-------------------------------------------------------------------------

 * IMI will waive advisory fees as follows: .025% of average daily net assets from $100-$500 million (net .975%); .075% from $500-$750 million (net .925%); .025% from $750 million-$1 billion (net .875%); and .025%
        over $1 billion (net .825%).

** IMI will waive advisory fees as follows: .025% of average daily net assets for the first $100 million (net .875%); .025% from $100-$250 million (net .775%); and .025% over $250 million (net .675%).

IDEX Mutual Funds
Semi-Annual Report 2001

                               IDEX MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (unaudited)
                                April 30, 2001

--------------------------------------------------------------------------------


NOTE 2.      Fees, earnings credits and related party transactions (continued):

(1) Management fee represents each Fund's current breakpoint based on its net assets and fee waiver. Annual fees are computed daily and paid monthly based upon the following stated breakpoints:

         For services to IDEX Alger Aggressive Growth, IDEX Dean Asset Allocation, IDEX GE International Equity, IDEX GE U.S. Equity, IDEX Goldman Sachs Growth, IDEX Great Companies - America/SM/, IDEX Great Companies Global/2/, IDEX Great Companies - Technology/SM/, IDEX Jennison Equity Opportunity, IDEX LKCM Strategic Total Return, IDEX NWQ Value Equity, IDEX Pilgrim Baxter Mid Cap Growth, IDEX Salomon All Cap, IDEX T. Rowe Price Dividend Growth, IDEX T. Rowe Price Small Cap, IDEX Transamerica Equity and IDEX Transamerica Small Company, IMI receives 0.80% of the first $500 million of each Fund's average daily net assets, and 0.70% of each Fund's average daily net assets over $500 million.

         For services to IDEX Janus Balanced, IDEX Janus Capital Appreciation, IDEX Janus Global and IDEX Janus Growth, IMI receives 1.00% of the first $750 million of each Fund's average daily net assets, 0.90% of the next $250 million of each Fund's average daily net assets, and 0.85% of each Fund's average daily net assets in excess of $1 billion.

         For services to IDEX AEGON Income Plus and IDEX Federated Tax Exempt, IMI receives 0.60% of each Fund's average daily net assets.

         For services to IDEX American Century Income & Growth, IMI receives 0.90% of the first $100 million of the Fund's average daily net assets, 0.85% of the next $150 million of the Fund's average daily net assets, and 0.80% of the Fund's average daily net assets over $250 million.

         For services to IDEX American Century International, IMI receives 1.00% of the first $50 million of the Fund's average daily net assets, 0.95% of the next $100 million of the Fund's average daily net assets, 0.90% of the next $350 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets over $500 million.

         For services to IDEX Gabelli Global Growth, IMI receives 1.00% of the first $500 million of the Fund's average daily net assets, 0.90% of average daily net assets from $500 million to $1 billion, and 0.80% of the Fund's average daily net assets over $1 billion.

         For services to IDEX Isabelle Small Cap Value, IMI receives 0.90% of the first $200 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets over $200 million.

         For services to IDEX Janus Flexible Income, IMI receives 0.90% of the first $100 million of the Fund's average daily net assets, 0.80% of the next $150 million of the Fund's average daily net assets, and 0.70% of the Fund's average daily net assets over $250 million.

         For services to IDEX Janus Growth & Income, IMI receives 1.00% of the first $100 million of the Fund's average daily net assets, 0.95% of the next $400 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets over $500 million.

         For services to IDEX Munder Net50, IMI receives 1.00% of the first $1 billion of the Fund's average daily net assets, and 0.95% of the Fund's average daily net assets over $1 billion.

         For services to IDEX Pilgrim Baxter Technology, IMI receives 1.00% of the first $500 million of the Fund's average daily net assets, and 0.90% of the Fund's average daily net assets over $500 million.

(2) Underwriter commissions relate to front-end sales charges imposed for Class A, M and T shares and contingent deferred sales charges result from Class B and Class M share redemptions.

   Transfer agency fees and expenses: Each Fund incurs IIS annual per-account charges of $15.39 for each open shareholder account, $2.73 for each new account opened, $1.63 for each closed account maintained, and certain out-of-pocket expenses.

   Custody earnings credits: State Street Bank and Trust Company ("State Street") is custodian for the Funds. Custody earnings credits represent reductions in State Street's fees in lieu of interest income earned on incidental uninvested cash balances.

   Line of Credit: The Funds, except IDEX Great Companies - America/SM/, IDEX Great Companies - Technology/SM/, IDEX Great Companies -Global/2/ and IDEX Gabelli Global Growth, maintain a $45 million unsecured committed redemption liquidity line of credit with the custodian. No borrowings have taken place during the period nor are any amounts outstanding at April 30, 2001.

   Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of its sub-adviser for the period ended April 30, 2001, by IDEX Alger Aggressive Growth, IDEX Goldman Sachs Growth, IDEX Great Companies-America/SM/, IDEX Great Companies-Global/2/ and IDEX Salomon All Cap totaled $203,561, $1,384, $1,344, $431 and $858, respectively.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

                               IDEX MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (unaudited)
                                April 30, 2001

--------------------------------------------------------------------------------


NOTE 2.      Fees, earnings credits and related party transactions (continued):

   Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. Contributions made under the Plan and appreciation (depreciation) and income of Plan assets are included in Trustees fees and expenses. At April 30, 2001, invested plan amounts are included in Other Assets, and the total liability for deferred compensation to Trustees is included in Other Liabilities as follows:

IDEX AEGON Income Plus                $  16,385 IDEX Janus Flexible Income         $   4,996
IDEX Alger Aggressive Growth             20,804 IDEX Janus Global                    117,233
IDEX American Century Income & Growth         0 IDEX Janus Growth                    336,652
IDEX American Century International           0 IDEX Janus Growth & Income                 0
IDEX Dean Asset Allocation                6,113 IDEX Jennison Equity Opportunity       1,354
IDEX Federated Tax Exempt                 5,471 IDEX LKCM Strategic Total Return       8,694
IDEX Gabelli Global Growth                  144 IDEX Munder Net50                          0
IDEX GE International Equity                746 IDEX NWQ Value Equity                  1,658
IDEX GE U.S. Equity                          97 IDEX Pilgrim Baxter Mid Cap Growth     1,977
IDEX Goldman Sachs Growth                   363 IDEX Pilgrim Baxter Technology         1,102
IDEX Great Companies - America/SM/          216 IDEX Salomon All Cap                     908
IDEX Great Companies - Global/2/             27 IDEX T. Rowe Price Dividend Growth       312
IDEX Great Companies - Technology/SM/        85 IDEX T. Rowe Price Small Cap             343
IDEX Isabelle Small Cap Value                 0 IDEX Transamerica Equity                  80
IDEX Janus Balanced                      18,946 IDEX Transamerica Small Company          124
                                                                                   ---------
IDEX Janus Capital Appreciation          17,750    Total                           $ 562,580
                                                                                   =========

NOTE 3.      Investment transactions:

   The cost of securities purchased and proceeds from securities sold (excluding U.S. Government short-term securities and other investments usually held to maturity) for the six months or period ended April 30, 2001 were as follows:

                                         Non-U.S.             Non-U.S.           U.S.                 U.S.
                                      Government purchases Government sales Government purchases Government sales
                                         --------------     --------------     --------------     --------------
IDEX AEGON Income Plus                $   12,890,666       $    4,132,990   $            -       $            -
IDEX Alger Aggressive Growth             153,555,382          118,284,908                -                    -
IDEX American Century Income & Growth        749,189               10,204           11,984                    -
IDEX American Century International          824,240              101,164                -                    -
IDEX Dean Asset Allocation                 9,892,279            1,188,503                -              301,840
IDEX Federated Tax Exempt                  7,823,400            5,010,055                -                    -
IDEX Gabelli Global Growth                46,572,560            2,398,579          226,135                    -
IDEX GE International Equity               5,431,073            2,757,884                -                    -
IDEX GE U.S. Equity                       20,573,659           10,036,144           95,273               30,399
IDEX Goldman Sachs Growth                 10,496,932            2,438,387          192,115               32,842
IDEX Great Companies - America/SM/        50,912,224              822,336                -                    -
IDEX Great Companies - Global/2/           6,536,086              230,131                -                    -
IDEX Great Companies - Technology/SM/     16,016,196            1,438,043                -                    -
IDEX Isabelle Small Cap Value              1,019,454                    -                -                    -
IDEX Janus Balanced                      187,792,489          141,622,719      100,692,746          110,964,396
IDEX Janus Capital Appreciation          123,717,809          146,779,148                -                    -
IDEX Janus Flexible Income                56,230,319           38,226,373       49,217,875           44,968,441
IDEX Janus Global                        557,211,123          699,877,180                -                    -
IDEX Janus Growth                      1,010,840,927          895,924,584                -                    -
IDEX Janus Growth & Income                 9,953,754              604,447          416,198               51,250
IDEX Jennison Equity Opportunity          29,736,188           16,413,557                -                    -
IDEX LKCM Strategic Total Return           7,838,836            6,274,575                -                    -
IDEX Munder Net50                          2,177,935              186,569                -                    -
IDEX NWQ Value Equity                     13,259,641            3,290,595          429,914                    -
IDEX Pilgrim Baxter Mid Cap Growth       117,283,513           89,193,365                -                    -
IDEX Pilgrim Baxter Technology           123,616,389          101,196,548                -                    -
IDEX Salomon All Cap                     211,336,815           71,741,213                -                    -
IDEX T. Rowe Price Dividend Growth        13,409,292            2,685,597          386,738              135,233
IDEX T. Rowe Price Small Cap               7,791,396            4,320,507                -                    -
IDEX Transamerica Equity                   4,645,623            1,749,477                -                    -
IDEX Transamerica Small Company            6,654,941            3,221,256                -                    -

IDEX Mutual Funds
Semi-Annual Report 2001

                               IDEX MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (unaudited)
                                April 30, 2001

--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands):

                                                         IDEX AEGON Income Plus
                                               Period Ended 4/30/01    Year Ended 10/31/00
                                               Shares     Amount      Shares     Amount
Proceeds from shares sold
Class A                                          899   $     8,524     1,193  $     11,208
Class B                                        1,205        11,465       756         7,105
Class C                                          318         3,026       149         1,396
Class M                                          330         3,138       181         1,714

Shares issued on reinvestment of distributions
Class A                                          168   $     1,576       346  $      3,247
Class B                                           50           464        83           780
Class C                                            6            58         3            29
Class M                                           14           130        29           274

Cost of shares repurchased
Class A                                         (918)  $    (8,641)   (2,320) $    (21,873)
Class B                                         (383)       (3,596)     (682)       (6,414)
Class C                                          (74)         (700)      (41)         (382)
Class M                                         (107)       (1,016)     (314)       (2,961)


                                                  IDEX American Century Income & Growth
                                               Period Ended 4/30/01
                                               Shares     Amount
Proceeds from shares sold
Class A                                           21   $       213
Class B                                           27           276
Class C                                           22           224
Class M                                           13           125

Shares issued on reinvestment of distributions
Class A                                            -   $         -
Class B                                            -             -
Class C                                            -             -
Class M                                            -             -

Cost of shares repurchased
Class A                                            -   $        (1)
Class B                                            -             -
Class C                                            -             -
Class M                                            -             -

                                                        IDEX Alger Aggressive Growth
                                                Period Ended 4/30/01     Year Ended 10/31/00
                                                Shares     Amount       Shares     Amount
Proceeds from shares sold
Class A                                         12,672  $    325,229     5,978  $    221,875
Class B                                            542        13,730     2,489        95,937
Class C                                            158         4,060       595        21,505
Class M                                            105         2,789       665        26,078

Shares issued on reinvestment of distributions
Class A                                            105  $      2,999       241  $      9,006
Class B                                             85         2,361       129         4,727
Class C                                             12           337         1            46
Class M                                             24           662        47         1,745

Cost of shares repurchased
Class A                                        (12,652) $   (326,847)   (4,111) $   (150,321)
Class B                                           (526)      (12,757)     (375)      (14,132)
Class C                                            (96)       (2,397)      (65)       (2,443)
Class M                                           (199)       (5,028)     (223)       (6,817)


                                                    IDEX American Century International
                                                Period Ended 4/30/01
                                                Shares     Amount
Proceeds from shares sold
Class A                                             16  $        160
Class B                                             38           385
Class C                                             13           128
Class M                                             16           160

Shares issued on reinvestment of distributions
Class A                                              -  $          -
Class B                                              -             -
Class C                                              -             -
Class M                                              -             -

Cost of shares repurchased
Class A                                              -  $          -
Class B                                              -             -
Class C                                              -             -
Class M                                              -             -

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

                                IDEX MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (unaudited)
                                 April 30, 2001

--------------------------------------------------------------------------------

NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                       IDEX Dean Asset Allocation
                                               Period Ended 4/30/01   Year Ended 10/31/00
                                               Shares    Amount       Shares     Amount
Proceeds from shares sold
Class A                                          308  $      3,856     200    $      2,389
Class B                                          453         5,655     125           1,480
Class C                                          138         1,719      50             579
Class M                                          146         1,824      42             502

Shares issued on reinvestment of distributions
Class A                                           46  $        556      26    $        304
Class B                                           43           533      20             234
Class C                                            3            37       -               4
Class M                                           14           171       7              81

Cost of shares repurchased
Class A                                          (99) $     (1,236)   (504)   $     (5,863)
Class B                                         (114)       (1,428)   (456)         (5,309)
Class C                                          (11)         (132)     (6)            (77)
Class M                                          (45)         (571)   (222)         (2,559)



                                                       IDEX Gabelli Global Growth
                                               Period Ended 4/30/01   Period Ended 10/31/00
                                               Shares    Amount       Shares     Amount
Proceeds from shares sold
Class A                                        1,593  $     15,064     450    $      4,488
Class B                                        2,098        19,729     655           6,535
Class C                                          653         6,213     743           7,402
Class M                                          411         3,929     223           2,226

Shares issued on reinvestment of distributions
Class A                                            4  $         42       -    $          -
Class B                                            3            30       -               -
Class C                                            2            23       -               -
Class M                                            1            10       -               -

Cost of shares repurchased
Class A                                         (162) $     (1,466)     (4)   $        (42)
Class B                                         (222)       (2,029)     (3)            (34)
Class C                                          (70)         (636)      -              (1)
Class M                                          (88)         (829)      -              (5)

                                                        IDEX Federated Tax Exempt
                                               Period Ended 4/30/01   Year Ended 10/31/00
                                               Shares    Amount       Shares    Amount
Proceeds from shares sold
Class A                                         234   $      2,627     382   $      4,102
Class B                                         219          2,453      95          1,016
Class C                                         280          3,117      24            251
Class M                                          49            545      56            591

Shares issued on reinvestment of distributions
Class A                                          22   $        240      59   $        623
Class B                                           3             29       4             47
Class C                                           3             34       -              4
Class M                                           3             33       8             84

Cost of shares repurchased
Class A                                        (205)  $     (2,301)   (863)  $     (9,194)
Class B                                         (56)          (624)    (59)          (619)
Class C                                        (164)        (1,832)     (6)           (63)
Class M                                         (33)          (362)    (86)          (904)


                                               --------------------------------------------
                                                      IDEX GE International Equity
                                               Period Ended 4/30/01   Year Ended 10/31/00
                                               Shares    Amount       Shares    Amount
Proceeds from shares sold
Class A                                         516   $      5,510     256   $      3,575
Class B                                         212          2,366     257          3,567
Class C                                          67            767      79          1,052
Class M                                          28            309      37            509

Shares issued on reinvestment of distributions
Class A                                          64   $        739      13   $        183
Class B                                          39            437       4             60
Class C                                           9             96       -              -
Class M                                           8             96       1             18

Cost of shares repurchased
Class A                                        (459)  $     (4,873)   (104)  $     (1,450)
Class B                                         (42)          (471)    (30)          (422)
Class C                                         (13)          (137)    (29)          (368)
Class M                                         (12)          (129)     (9)          (126)

IDEX Mutual Funds
Semi-Annual Report 2001

                               IDEX MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (unaudited)
                                April 30, 2001

--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                             IDEX GE U.S. Equity
                                                Period Ended 4/30/01    Period Ended 10/31/00
                                               Shares     Amount        Shares     Amount
Proceeds from shares sold
Class A                                          270   $      2,759       286   $      3,047
Class B                                          840          8,542       373          3,968
Class C                                          109          1,105       204          2,163
Class M                                           77            793        76            805

Shares issued on reinvestment of distributions
Class A                                            -   $          -         -   $          -
Class B                                            -              -         -              -
Class C                                            -              -         -              -
Class M                                            -              -         -              -

Cost of shares repurchased
Class A                                          (46)  $       (454)      (11)  $       (120)
Class B                                         (166)        (1,682)      (36)          (385)
Class C                                          (31)          (324)      (11)          (117)
Class M                                           (3)           (30)       (7)           (78)


                                                     IDEX Great Companies - America/SM/
                                                Period Ended 4/30/01    Period Ended 10/31/00
                                               Shares     Amount        Shares     Amount
Proceeds from shares sold
Class A                                        2,283   $     23,137     1,278   $     12,905
Class B                                        2,515         25,137       746          7,535
Class C                                          712          7,168       280          2,829
Class M                                          511          5,174       165          1,674

Shares issued on reinvestment of distributions
Class A                                            -   $          -         -   $          -
Class B                                            -              -         -              -
Class C                                            -              -         -              -
Class M                                            -              -         -              -

Cost of shares repurchased
Class A                                         (242)  $     (2,342)      (14)  $       (144)
Class B                                         (234)        (2,218)       (4)           (43)
Class C                                          (79)          (745)       (8)           (82)
Class M                                          (54)          (509)        -             (3)

                                                         IDEX Goldman Sachs Growth
                                               Period Ended 4/30/01      Year Ended 10/31/00
                                               Shares    Amount         Shares    Amount
Proceeds from shares sold
Class A                                         254   $      2,860       454   $  5,663
Class B                                         521          5,813       513      6,318
Class C                                         120          1,335       547      6,647
Class M                                         114          1,267       198      2,433

Shares issued on reinvestment of distributions
Class A                                           6   $         76         1   $      6
Class B                                           8             97         1          7
Class C                                           6             73         -          -
Class M                                           3             34         -          2

Cost of shares repurchased
Class A                                        (100)  $     (1,066)     (104)  $ (1,278)
Class B                                         (97)        (1,036)      (76)      (937)
Class C                                         (47)          (496)      (24)      (293)
Class M                                         (49)          (523)      (24)      (295)


                                                     IDEX Great Companies - Global/2/
                                               Period Ended 4/30/01     Period Ended 10/31/00
                                               Shares    Amount         Shares    Amount
Proceeds from shares sold
Class A                                         383   $      3,387       222  $   2,139
Class B                                         296          2,536        59        582
Class C                                         106            957        39        383
Class M                                          45            405        85        846

Shares issued on reinvestment of distributions
Class A                                           1   $          8         -  $
Class B                                           -              3         -          -
Class C                                           -              1         -          -
Class M                                           -              3         -          -

Cost of shares repurchased
Class A                                         (22)  $       (177)        -  $      (1)
Class B                                         (15)          (131)        -          -
Class C                                          (6)           (50)       (3)       (30)
Class M                                         (15)          (139)        -          -

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

                               IDEX MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (unaudited)
                                April 30, 2001

--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                     IDEX Great Companies - Technology/SM/
                                                Period Ended 4/30/01      Period Ended 10/31/00
                                               Shares      Amount        Shares      Amount
Proceeds from shares sold
Class A                                         1,117   $      6,815        811   $      7,364
Class B                                         1,228          7,408        419          3,748
Class C                                           295          1,708        195          1,721
Class M                                           248          1,412         91            791

Shares issued on reinvestment of distributions
Class A                                             -   $          -          -   $          -
Class B                                             -              -          -              -
Class C                                             -              -          -              -
Class M                                             -              -          -              -

Cost of shares repurchased
Class A                                          (162)  $       (850)       (14)  $       (123)
Class B                                          (278)        (1,473)        (3)           (29)
Class C                                           (53)          (273)       (13)          (123)
Class M                                           (65)          (367)        (1)            (7)


                                                              IDEX Janus Balanced
                                                Period Ended 4/30/01       Year Ended 10/31/00
                                               Shares      Amount        Shares      Amount
Proceeds from shares sold
Class A                                         1,172   $     22,080      4,075   $     82,687
Class B                                         2,986         56,239      7,942        160,458
Class C                                           818         15,482      2,399         48,728
Class M                                           827         15,723      2,046         41,406

Shares issued on reinvestment of distributions
Class A                                           158   $      3,011        129   $      2,592
Class B                                           245          4,669        146          2,917
Class C                                            47            893         10            197
Class M                                            71          1,374         51          1,017

Cost of shares repurchased
Class A                                          (878)  $    (16,551)    (1,020)  $    (20,680)
Class B                                        (1,341)       (24,951)    (1,374)       (27,750)
Class C                                          (391)        (7,319)      (258)        (5,231)
Class M                                          (488)        (9,095)      (541)       (10,940)

                                                        IDEX Isabelle Small Cap Value
                                               Period Ended 4/30/01
                                               Shares     Amount
Proceeds from shares sold
Class A                                            30     $      305
Class B                                            46            471
Class C                                            21            215
Class M                                            20            200

Shares issued on reinvestment of distributions
Class A                                             -     $        -
Class B                                             -              -
Class C                                             -              -
Class M                                             -              -

Cost of shares repurchased
Class A                                             -     $       (1)
Class B                                            (1)            (6)
Class C                                             -              -
Class M                                             -              -


                                                       IDEX Janus Capital Appreciation
                                               Period Ended 4/30/01       Year Ended 10/31/00
                                               Shares     Amount        Shares      Amount
Proceeds from shares sold
Class A                                         1,031     $   24,237      4,580   $    186,260
Class B                                         1,166         27,470      5,427        209,993
Class C                                           331          7,952      1,564         61,575
Class M                                           337          8,363      1,567         61,044

Shares issued on reinvestment of distributions
Class A                                             -     $        -        148   $      5,270
Class B                                             -              -         89          3,103
Class C                                             -              -          6            218
Class M                                             -              -         26            925

Cost of shares repurchased
Class A                                        (1,506)    $  (34,759)    (1,611)  $    (62,164)
Class B                                        (1,019)       (21,883)      (725)       (26,446)
Class C                                          (432)        (9,613)      (192)        (7,138)
Class M                                          (396)        (9,162)      (282)       (10,216)

                               IDEX MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (unaudited)
                                April 30, 2001

--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                       IDEX Janus Flexible Income
                                               Period Ended 4/30/01   Year Ended 10/31/00
                                               Shares    Amount       Shares    Amount
Proceeds from shares sold
Class A                                        1,301  $     12,350      693  $      6,455
Class B                                        1,486        14,183    1,379        12,932
Class C                                          249         2,367    1,000         9,315
Class M                                          545         5,201      451         4,189

Shares issued on reinvestment of distributions
Class A                                           45  $        421       77  $        718
Class B                                           33           311       58           543
Class C                                           20           188        9            87
Class M                                           18           168       24           227

Cost of shares repurchased
Class A                                         (713) $     (6,822)    (567) $     (5,308)
Class B                                         (409)       (3,891)    (876)       (8,197)
Class C                                          (70)         (667)    (127)       (1,203)
Class M                                          (62)         (585)    (202)       (1,873)

                                                               IDEX Janus Global
                                               Period Ended 4/30/01        Year Ended 10/31/00
                                               Shares     Amount        Shares       Amount
Proceeds from shares sold
Class A                                           802  $     27,180     12,024    $    531,687
Class B                                           452        14,676      8,093         351,687
Class C                                           130         4,276      3,248         142,523
Class M                                           188         6,148      3,970         172,454

Shares issued on reinvestment of distributions
Class A                                         1,208  $     43,377        384    $     15,452
Class B                                         1,069        37,124        252           9,869
Class C                                           200         6,955          2              79
Class M                                           526        18,251        133           5,208

Cost of shares repurchased
Class A                                        (2,876) $    (95,653)    (8,192)   $   (356,480)
Class B                                        (1,697)      (52,271)    (1,178)        (50,066)
Class C                                          (547)      (17,273)      (272)        (11,611)
Class M                                          (994)      (30,971)      (941)        (38,579)

                                                               IDEX Janus Growth
                                                Period Ended 4/30/01       Year Ended 10/31/00
                                               Shares      Amount        Shares      Amount
Proceeds from shares sold
Class A                                         2,801   $     88,581     10,038   $    485,874
Class B                                         2,870         88,289     11,714        545,441
Class C                                           623         19,880      3,096        143,296
Class M                                           779         24,852      4,049        190,524
Class T                                           792         26,347      1,573         77,535

Shares issued on reinvestment of distributions
Class A                                         3,267   $    119,067      5,511   $    251,200
Class B                                         1,605         55,875      1,452         64,245
Class C                                           254          8,849         26          1,144
Class M                                           577         20,237        617         27,409
Class T                                         2,238         83,537      4,311        199,627

Cost of shares repurchased
Class A                                        (4,109)  $   (126,235)    (7,530)  $   (364,244)
Class B                                        (2,783)       (81,072)    (1,971)       (91,284)
Class C                                          (638)       (18,920)      (232)       (10,864)
Class M                                        (1,244)       (37,431)      (983)       (44,840)
Class T                                        (2,226)       (70,190)    (2,944)      (144,288)

                                                 IDEX Janus Growth & Income
                                               Period Ended 4/30/01
                                               Shares    Amount
Proceeds from shares sold
Class A                                           258   $      2,523
Class B                                           735          7,087
Class C                                           232          2,062
Class M                                           135          1,536
Class T

Shares issued on reinvestment of distributions
Class A                                             -   $          -
Class B                                             -              -
Class C                                             -              -
Class M                                             -              -
Class T

Cost of shares repurchased
Class A                                           (17)  $       (154)
Class B                                           (37)          (342)
Class C                                           (32)          (313)
Class M                                            (3)           (29)
Class T

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

                               IDEX MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (unaudited)
                                April 30, 2001

--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                       IDEX Jennison Equity Opportunity
                                                Period Ended 4/30/01       Year Ended 10/31/00
                                               Shares     Amount          Shares    Amount
Proceeds from shares sold
Class A                                          595   $      5,019        173   $      2,133
Class B                                        1,055          8,551        196          2,349
Class C                                          282          2,312         37            441
Class M                                          225          1,832         25            316

Shares issued on reinvestment of distributions
Class A                                           54   $        421          6   $         81
Class B                                           45            337          5             66
Class C                                            4             29          -              -
Class M                                           11             84          2             23

Cost of shares repurchased
Class A                                         (117)  $       (993)      (149)  $     (1,811)
Class B                                          (80)          (659)      (177)        (2,120)
Class C                                          (36)          (296)       (10)          (118)
Class M                                          (37)          (312)       (45)          (543)


                                                      IDEX LKCM Strategic Total Return
                                               Period Ended 4/30/01       Year Ended 10/31/00
                                               Shares    Amount          Shares    Amount
Proceeds from shares sold
Class A                                         237    $      3,865       696    $     12,198
Class B                                         207           3,360       502           8,774
Class C                                          47             772       167           2,897
Class M                                          27             443        87           1,520

Shares issued on reinvestment of distributions
Class A                                          30    $        499        90    $      1,575
Class B                                          11             183        33             575
Class C                                           1              24         1              19
Class M                                           4              66        16             290

Cost of shares repurchased
Class A                                        (221)   $     (3,607)     (537)   $     (9,409)
Class B                                        (112)         (1,817)     (278)         (4,866)
Class C                                         (23)           (390)      (20)           (355)
Class M                                         (57)           (936)     (189)         (3,288)

                                                       IDEX Munder Net50
                                                Period Ended 4/30/01
                                               Shares     Amount
Proceeds from shares sold
Class A                                          84    $        773
Class B                                         137           1,253
Class C                                          16             151
Class M                                          16             161

Shares issued on reinvestment of distributions
Class A                                           -    $          -
Class B                                           -               -
Class C                                           -               -
Class M                                           -               -

Cost of shares repurchased
Class A                                         (12)    $       (76)
Class B                                          (3)            (16)
Class C                                           -              (1)
Class M                                           -               -


                                                            IDEX NWQ Value Equity
                                               Period Ended 4/30/01       Year Ended 10/31/00
                                               Shares    Amount          Shares    Amount
Proceeds from shares sold
Class A                                         358     $     4,836      260     $     3,103
Class B                                         650           8,578      451           5,319
Class C                                          79           1,046       92           1,007
Class M                                          85           1,118       89           1,047

Shares issued on reinvestment of distributions
Class A                                           -     $         4        -     $         1
Class B                                           -               6        -               1
Class C                                           -               -        -               -
Class M                                           -               1        -               -

Cost of shares repurchased
Class A                                        (155)    $    (2,091)    (314)    $    (3,652)
Class B                                        (150)         (1,992)    (282)         (3,220)
Class C                                         (21)           (278)      (5)            (58)
Class M                                         (35)           (468)     (89)           (965)

IDEX Mutual Funds
Semi-Annual Report 2001

                               IDEX MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (unaudited)
                                April 30, 2001

--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                   IDEX Pilgrim Baxter Mid Cap Growth
                                               Period Ended 4/30/01     Year Ended 10/31/00
                                               Shares     Amount        Shares    Amount
Proceeds from shares sold
Class A                                        1,080   $    16,600      2,788  $    64,239
Class B                                        1,400        21,522      3,390       76,057
Class C                                          367         5,520        916       20,681
Class M                                          195         3,099        699       15,690

Shares issued on reinvestment of distributions
Class A                                            -   $         -          4  $        68
Class B                                            -             -          5           83
Class C                                            -             -          -            5
Class M                                            -             -          2           27

Cost of shares repurchased
Class A                                         (759)  $   (10,192)      (633) $   (14,823)
Class B                                         (844)      (11,715)      (306)      (6,469)
Class C                                         (205)       (2,795)       (99)      (2,283)
Class M                                         (213)       (2,806)       (61)      (1,333)


                                                          IDEX Salomon All Cap
                                               Period Ended 4/30/01     Year Ended 10/31/00
                                               Shares     Amount        Shares    Amount
Proceeds from shares sold
Class A                                        2,795   $    41,707      1,598  $    23,349
Class B                                        6,001        88,588      2,569       37,304
Class C                                        1,863        27,449        709       10,322
Class M                                        1,872        27,737        673        9,835

Shares issued on reinvestment of distributions
Class A                                           59   $       847          3  $        33
Class B                                           93         1,325          2           28
Class C                                           31           441          -            2
Class M                                           29           416          1           12

Cost of shares repurchased
Class A                                         (322)  $    (4,764)      (113) $    (1,590)
Class B                                         (650)       (9,329)      (218)      (3,091)
Class C                                         (200)       (2,936)       (14)        (210)
Class M                                         (154)       (2,249)       (35)        (500)


                                                       IDEX Pilgrim Baxter Technology
                                               Period Ended 4/30/01      Period Ended 10/31/00
                                               Shares     Amount         Shares      Amount
Proceeds from shares sold
Class A                                         2,522  $      9,314       4,982   $    41,454
Class B                                         3,679        14,891       6,474        50,886
Class C                                           861         3,497       2,371        19,032
Class M                                           535         2,137       1,471        12,510

Shares issued on reinvestment of distributions
Class A                                             -  $          -           -   $         -
Class B                                             -             -           -             -
Class C                                             -             -           -             -
Class M                                             -             -           -             -

Cost of shares repurchased
Class A                                        (1,145) $     (4,044)     (1,008)  $    (9,036)
Class B                                        (1,298)       (4,744)       (509)       (3,979)
Class C                                          (549)       (2,176)       (626)       (4,519)
Class M                                          (457)       (1,653)        (82)         (607)


                                                     IDEX T. Rowe Price Dividend Growth
                                               Period Ended 4/30/01      Year Ended 10/31/00
                                               Shares     Amount         Shares      Amount
Proceeds from shares sold
Class A                                           285  $      2,976         427   $     4,270
Class B                                           700         7,289         634         6,321
Class C                                           158         1,662         186         1,831
Class M                                           126         1,306         138         1,379

Shares issued on reinvestment of distributions
Class A                                             1  $         10           2   $        23
Class B                                             -             -           1             5
Class C                                             -             -           -             -
Class M                                             -             1           -             3

Cost of shares repurchased
Class A                                           (76) $       (794)        (96)  $      (961)
Class B                                           (83)         (846)       (129)       (1,277)
Class C                                           (23)         (244)         (4)          (38)
Class M                                           (20)         (201)        (62)         (605)

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

                               IDEX MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (unaudited)
                                April 30, 2001

--------------------------------------------------------------------------------


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands) (continued):

                                                        IDEX T. Rowe Price Small Cap
                                               Period Ended 4/30/01       Year Ended 10/31/00
                                               Shares    Amount          Shares    Amount
Proceeds from shares sold
Class A                                         231   $      2,673       554    $      7,644
Class B                                         276          3,074       559           7,703
Class C                                          63            718       149           2,048
Class M                                          36            447       139           1,887

Shares issued on reinvestment of distributions
Class A                                           1   $          8         3    $         40
Class B                                           -              9         3              33
Class C                                           -              2         -               1
Class M                                           -              3         2              20

Cost of shares repurchased
Class A                                        (167)  $     (1,947)      (46)   $       (652)
Class B                                         (97)        (1,002)      (43)           (599)
Class C                                         (32)          (337)      (24)           (341)
Class M                                         (20)          (229)      (12)           (156)


                                                      IDEX Transamerica Small Company
                                               Period Ended 4/30/01      Period Ended 10/31/00
                                               Shares    Amount          Shares    Amount
Proceeds from shares sold
Class A                                         544   $      3,162       441    $      4,205
Class B                                         449          2,778       567           5,243
Class C                                         166          1,040       211           2,025
Class M                                          61            394       250           2,366

Shares issued on reinvestment of distributions
Class A                                           -   $          -         -    $          -
Class B                                           -              -         -               -
Class C                                           -              -         -               -
Class M                                           -              -         -               -

Cost of shares repurchased
Class A                                        (209)  $     (1,222)      (13)   $       (121)
Class B                                        (168)        (1,051)      (63)           (597)
Class C                                         (63)          (346)      (14)           (131)
Class M                                         (32)          (178)       (9)            (82)


                                                          IDEX Transamerica Equity
                                               Period Ended 4/30/01      Period Ended 10/31/00
                                               Shares    Amount          Shares    Amount
Proceeds from shares sold
Class A                                         165  $      1,512        323    $      3,265
Class B                                         250         2,160        288           2,926
Class C                                         101           876        121           1,222
Class M                                          28           248        109           1,087

Shares issued on reinvestment of distributions
Class A                                           -  $          -          -    $          -
Class B                                           -             -          -               -
Class C                                           -             -          -               -
Class M                                           -             -          -               -

Cost of shares repurchased
Class A                                         (56) $       (456)       (23)   $       (241)
Class B                                        (107)         (870)        (7)            (75)
Class C                                         (18)         (149)       (10)           (103)
Class M                                         (14)         (115)       (13)           (131)




Proceeds from shares sold
Class A
Class B
Class C
Class M

Shares issued on reinvestment of distributions
Class A
Class B
Class C
Class M

Cost of shares repurchased
Class A
Class B
Class C
Class M

IDEX Mutual Funds
Semi-Annual Report 2001

                                IDEX MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (unaudited)
                                 April 30, 2001

--------------------------------------------------------------------------------

NOTE 5.      Information for Federal income tax purposes:

                                                                    At April 30, 2001:
                                      -------------------------------------------------------------------------------
                                                      Unrealized            Unrealized            Net unrealized
                                         Cost of     appreciation of     depreciation of           appreciation
                                        securities   investments           investments            (depreciation)
                                      --------------  ------------        -------------            ------------
IDEX AEGON Income Plus                $   87,308,723 $  1,977,971    $  (6,974,370) $           (4,996,399)
IDEX Alger Aggressive Growth             265,219,965   17,441,994      (28,322,743)            (10,880,749)
IDEX American Century Income & Growth        815,039       82,112           (2,572)                 79,540
IDEX American Century International          886,915       33,344           (3,068)                 30,276
IDEX Dean Asset Allocation                31,783,660    3,118,897         (835,637)              2,283,260
IDEX Federated Tax Exempt                 24,255,124      588,146          (90,769)                497,377
IDEX Gabelli Global Growth                61,032,438    2,967,855       (5,239,046)             (2,271,191)
IDEX GE International Equity              16,184,874      684,959       (1,738,928)             (1,053,969)
IDEX GE U.S. Equity                       19,504,205    1,068,806         (967,737)                101,069
IDEX Goldman Sachs Growth                 30,547,653    1,420,628       (3,407,811)             (1,987,183)
IDEX Great Companies-America/SM/          78,694,689      129,808       (4,818,592)             (4,688,784)
IDEX Great Companies-Global/2/            10,650,534       94,963       (1,447,695)             (1,352,732)
IDEX Great Companies-Technology/SM/       26,197,012      437,529       (7,400,214)             (6,962,685)
IDEX Isabelle Small Cap Value              1,417,018       63,780          (12,559)                 51,221
IDEX Janus Balanced                      493,487,533   17,324,236      (13,220,040)              4,104,196
IDEX Janus Capital Appreciation          351,888,589    9,901,923      (97,594,620)            (87,692,697)
IDEX Janus Flexible Income                67,663,510      742,638         (623,056)                119,582
IDEX Janus Global                      1,302,224,013  108,589,282     (115,862,689)             (7,273,407)
IDEX Janus Growth                      2,625,793,354  525,600,155     (367,699,299)            157,900,856
IDEX Janus Growth & Income                12,634,432      396,954         (366,476)                 30,478
IDEX Jennison Equity Opportunity          23,594,773    1,864,406          (94,120)              1,770,286
IDEX LKCM Strategic Total Return          63,540,341    8,945,338       (3,449,664)              5,495,674
IDEX Munder Net50                          2,092,975       54,086         (420,005)               (365,919)
IDEX NWQ Value Equity                     32,147,007    5,006,686       (1,174,905)              3,831,781
IDEX Pilgrim Baxter Mid Cap Growth       114,226,492    8,014,199       (9,167,228)             (1,153,029)
IDEX Pilgrim Baxter Technology            66,765,422    2,886,994      (18,741,698)            (15,854,704)
IDEX Salomon All Cap                     249,143,122   17,509,611       (9,535,526)              7,974,085
IDEX T. Rowe Price Dividend Growth        26,811,785    2,256,966         (787,859)              1,469,107
IDEX T. Rowe Price Small Cap              22,888,489    2,306,969       (4,423,768)             (2,116,799)
IDEX Transamerica Equity                  10,101,313      542,599       (1,478,177)               (935,578)
IDEX Transamerica Small Company           13,309,854      588,428       (3,092,756)             (2,504,328)

   Realized net capital gains available for distribution for the year or period ended October 31, 2000 were paid to shareholders in December 2000.

   As of October 31, 2000, the following Funds have capital loss carryforwards available through the date specified to offset future realized net capital gains.

IDEX Janus Capital Appreciation    $ 26,385,453 October 31, 2008
IDEX Janus Flexible Income              188,609 October 31, 2002
                                        288,062 October 31, 2007
                                        530,936 October 31, 2008
IDEX T. Rowe Price Dividend Growth       32,171 October 31, 2007
                                        377,509 October 31, 2008
IDEX Pilgrim Baxter Mid Cap Growth    2,310,608 October 31, 2008
IDEX Pilgrim Baxter Technology        4,981,994 October 31, 2008
IDEX Transamerica Equity                 71,461 October 31, 2008
IDEX Transamerica Small Company         203,423 October 31, 2008
IDEX AEGON Income Plus                1,984,432 October 31, 2008
IDEX Federated Tax Exempt             1,153,418 October 31, 2008
IDEX Dean Asset Allocation              308,887 October 31, 2007
IDEX NWQ Value Equity                   166,812 October 31, 2007
                                         84,001 October 31, 2008

   These Funds will make net capital gain distributions in future years only to the extent that net capital gains are realized in excess of available loss carryforwards.

                                                               IDEX Mutual Funds
                                                         Semi-Annual Report 2001

                               IDEX MUTUAL FUNDS

                            TO THE SHAREHOLDERS OF

                             IDEX NWQ VALUE EQUITY
                      IDEX PILGRIM BAXTER MID CAP GROWTH
                        IDEX PILGRIM BAXTER TECHNOLOGY

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, IDEX Management, Inc. solicited a vote by the shareholders for:

IDEX NWQ VALUE EQUITY
--------------------


Proposal 1: Approval of a new Sub-Advisory Agreement between IDEX Management, Inc. and NWQ Investment Management
            Company, Inc., with respect to the Fund, to take effect on December 15, 2000.

IDEX PILGRIM BAXTER MID CAP GROWTH
IDEX PILGRIM BAXTER TECHNOLOGY
-------------------------------


Proposal 1: Approval of a new Sub-Advisory Agreement between IDEX Management, Inc. and Pilgrim Baxter & Associates,
            Ltd., with respect to the Funds, to take effect on December 15, 2000.


At a special meeting of shareholders held on December 15, 2000, the results of Proposal 1 for each Fund were as follows:

                                    FOR  AGAINST ABSTAIN
                                   -----  ----    ----

IDEX NWQ Value Equity              94.3% 1.4%    4.3%

IDEX Pilgrim Baxter Mid Cap Growth 95.4% 0.9%    3.6%

IDEX Pilgrim Baxter Technology     97.7% 0.6%    1.7%

IDEX Mutual Funds
Semi-Annual Report 2001

IDEX Mutual Funds

                  TRUSTEES
-------------------------------------------------
Patrick S. Baird
Cedar Rapids, Iowa
President of the Fund;
Senior Vice President, Chief Financial Officer of AEGON USA

Peter R. Brown
Vice Chairman of the Board
Treasure Island, Florida
Former Chairman of the Board,
Peter Brown Construction Company

Daniel Calabria
South Pasadena, Florida
Former President and Chief Executive
Officer, Templeton Funds Management, Inc.

James L. Churchill, Trustee Emeritus
Bluffington, South Carolina
Former President of the Avionics
Group of Rockwell International Corporation

Charles C. Harris
Clearwater, Florida
Former Senior Vice President,
Western Reserve Life Assurance Co. of Ohio

John R. Kenney
St. Petersburg, Florida
Chairman of the Board and Chief Executive
Officer of the Fund;
Chairman of the Board of
Western Reserve Life Assurance Co. of Ohio

Julian A. Lerner, Trustee Emeritus
Dallas, Texas
Former Investment Consultant
and Senior Vice President,
AIM Capital Management

William W. Short, Jr.
Largo, Florida
President, Shorts, Inc.
Chairman, Southern Apparel Corporation
and S.A.C. Distributors

Jack E. Zimmerman
Kettering, Ohio
Former Director, Regional Marketing,
Martin Marietta Corporation

        CORPORATE ADDRESS

570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

            CUSTODIAN

State Street Bank and Trust Company

     INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
400 N. Ashley Drive, Suite 2800
Tampa, Florida 33602-4319

             OFFICERS

John R. Kenney
Chairman of the Board and Chief Executive Officer

Patrick S. Baird
President

Jerome C. Vahl
Executive Vice President

David J. Bullock
Executive Vice President

Thomas R. Moriarty
Executive Vice President, Treasurer and
Principal Financial Officer

John K. Carter
Vice President, Counsel and Secretary

Christopher G. Roetzer
Vice President, Assistant Treasurer and
Principal Accounting Officer

        INVESTMENT ADVISER

IDEX Management, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

             SEND YOUR
         CORRESPONDENCE TO:

IDEX Investor Services, Inc.
P.O. Box 9015
Clearwater, Florida 33758-9015

         CUSTOMER SERVICE

(888) 233-IDEX (4339) toll free call
Hours: 8 a.m. to 8 p.m. Monday - Friday,
 Eastern Time

           IDEX WEBSITE
        www.idexfunds.com

           DISTRIBUTOR

AFSG Securities Corporation
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499-0002

          SUB-ADVISERS

AEGON USA Investment
Management, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499-0002

American Century Investment Management, Inc.

American Century Tower
4500 Main Street
Kansas City, Missouri 64111

Dean Investment Associates
2480 Kettering Tower
Dayton, Ohio 45423-2480

Federated Investment Management Company
Federated Investment Tower
Pittsburgh, Pennsylvania 15222-3779

Fred Alger Management, Inc.
1 World Trade Center, Suite 9333
New York, New York 10048-9301

Gabelli Asset Management Company
One Corporated Center
Rye, New York 10580-1434

GE Asset Management Incorporated
3003 Summer Street
Stamford, Connecticut 06905-4316

Goldman Sachs Asset Management
One New York Plaza
New York, New York 10004-1950

Great Companies, L.L.C.
8550 Ulmerton Road
Largo, Florida 33771

Ironwood Capital Management LLC
21 Custom House Street
Boston, Massachusetts 02110

Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206-4928

Jennison Associates, LLC
466 Lexinton Avenue
New York, New York 10017

Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102-4190

Munder Capital Management
480 Pierce Street, Suite 300
Birmingham, Michigan 48009

NWQ Investment Management Company, Inc.
2049 Century Park East, 4th Floor
Los Angeles, California 90067-3214

Pilgrim Baxter & Associates, Ltd.
825 Duportail Road
Wayne, Pennsylvania 19087-5593

Salomon Brothers Asset Management Inc
7 World Trade Center
New York, New York 10048-4600

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202-1090

Transamerica Investment Management, LLC
1150 South Olive Street, Suite 2700
Los Angeles, California 90015

                                   [GRAPHIC]



                  P.O. Box 9015 . Clearwater, FL . 33758-9015
                     Customer Service 1-888-233-IDEX (4339)
                                www.idexfunds.com
                    Distributor: AFSG Securities Corporation

                                                     [LOGO OF IDEX MUTUAL FUNDS]